UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22132

Exact name of registrant as specified in charter:

Aberdeen Funds

Address of principal executive offices:

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Name and address of agent for service:

Ms. Andrea Melia

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 866-667-9231

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Semi-Annual Report

April 30, 2015

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen European Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Latin American Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen Asia-Pacific Smaller Companies Fund	Page 9
Aberdeen China Opportunities Fund	Page 15
Aberdeen Emerging Markets Fund	Page 20
Aberdeen Equity Long-Short Fund	Page 26
Aberdeen European Equity Fund	Page 33
Aberdeen Global Equity Fund	Page 39
Aberdeen Global Natural Resources Fund	Page 44
Aberdeen Global Small Cap Fund	Page 50
Aberdeen International Equity Fund	Page 55
Aberdeen Latin American Equity Fund	Page 62
Aberdeen Small Cap Fund	Page 67
Aberdeen U.S. Equity Fund	Page 72

Financial Statements	Page 77

Notes to Financial Statements	Page 128

Shareholder Expense Examples	Page 147

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2015

Dear Valued Shareholder,

Welcome to the Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2015.

Market overview

There were numerous global market gyrations during the period in response to economic data releases, declining energy prices and ongoing U.S. dollar strength. However, no single global entity generated more interest than the U.S. Federal Reserve (Fed). Investors worldwide seemed to hang on every word from Fed Chair Janet Yellen and the Federal Open Market Committee (FOMC) in an effort to gauge the direction of U.S. interest rates. By the end of the period, the consensus was that the Fed would delay increasing the federal funds rate until later in the year, given the less-than-robust economic data reports.

In Aberdeen’s view, U.S. equities remain underpinned by justifiable valuations and reasonable corporate performance. Low interest rates continue to provide support to the broader asset class given what should prove a measured – if not protracted – rise in interest rates over the next several years. We think that the outlook for the Eurozone has brightened, underpinned by still-low commodity prices and a weak euro. Although valuations have started to appear full, loose monetary policies and historically low bond yields are likely to continue supporting stock markets. Finally, the normalization of Fed policy is based on the assumption of a sustainable U.S. recovery, which we think should bode well for export-led economies in Asia. The Asia region still boasts some of the world’s fastest-growing economies, despite slower expansion. At the corporate level, there are few signs of an earnings recovery, but companies are making progress in cutting costs to operate more efficiently.

Anne Richards, Aberdeen’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Kind Regards,

Bev Hendry

President

Aberdeen Funds

2015 Semi-Annual Report

Market Review

There were divergent performances among geographical regions and asset classes within global financial markets for the six-month period ended April 30, 2015. Regarding stocks, the MSCI World Index, the global large-cap equity market benchmark, gained 5.4% for the period. In a reversal of an earlier trend in the developed markets, U.S. equities underperformed relative to shares of European and Asian large-cap companies. The U.S broader-market S&P 500 Index returned 4.4% for the period versus the 5.8% gain of the MSCI All-Country (AC) World ex U.S. Index. The emerging markets lagged their developed peers during the reporting period due largely to the sharp downturn in the Latin American stock market. Nonetheless, the MSCI Emerging Markets Index rose 4.0% mainly on the strong performance of Chinese equities. The global markets encountered several bouts of volatility amid the rise in oil and commodity prices for much of the period; varying economic news; concerns about ongoing geopolitical tensions in the Middle East; worries over slowing growth in Europe and Asia; and the beginning of aggressive quantitative easing (QE) programs from the European Central Bank (ECB) and the Bank of Japan. Additionally, there was much speculation throughout the period regarding U.S. Federal Reserve (Fed) monetary policy and the timing of any interest rate increases.

U.S. stocks benefited from generally positive economic data and corporate earnings reports over the period. These positive factors offset pressure on companies with significant international exposure, which were negatively affected by the ongoing strength in the U.S. dollar – making U.S. exports relatively less attractive to overseas consumers. This factor had a negative impact on the nation’s gross domestic product (GDP), which declined 0.7% in the first quarter of 2015, attributable mainly to an upturn in imports. GDP grew by a more robust, albeit still below historical trend, rate of 2.2% quarter-over-quarter for the last three months of 2014. At its meeting towards the end of the reporting period in April, the Fed acknowledged the slowdown in economic growth and maintained the federal funds rate near 0%.

UK stocks posted gains over the six-month period but underperformed their European counterparts. UK economic growth did not meet expectations while inflation was virtually flat over the period. The European market benefited from generally positive economic data and an improving outlook for Eurozone manufacturing. Furthermore, the ECB began its larger-than-expected QE program. However, investor confidence was dampened by worries about a possible Greek exit from the Eurozone. Shortly after the close of the reporting period in early May, UK Prime Minister David Cameron’s Conservative Party won a majority in the House of Commons, significantly outpolling the opposition Labor Party. The victory ensures that Cameron will be able to form a new government without the need for a coalition or a formal agreement with other parties.

There were particular deviations in performance in the global emerging equity markets during the reporting period, as strength in China offset a notable decline in Latin America. Expectations of looser monetary policy, as well as the decision to allow Chinese funds to invest in Hong Kong-listed shares without a special license, were the primary drivers of the market in China. Following an earlier downturn, Russian stocks rallied in the second half of the reporting period, buoyed by steadier oil prices and the ceasefire with Ukraine, which alleviated fears of further Western sanctions. Conversely, the slump in Latin American stocks over the period was attributable largely to lower oil prices, which weighed on net energy exporters such as Colombia and Mexico. Brazilian equities and the real, the national currency unit, lost ground due to dissatisfaction over the state of the economy and the unfolding corruption scandal of Petrobras, the state-owned oil company. This culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment.

The global fixed income markets encountered mixed performance over the period, but ended with an overall negative return, as measured by the benchmark Barclays Global Aggregate Bond Index. The performance of the asset class was hampered mainly by European bonds, which declined amid concerns regarding Greece’s future in the Eurozone. U.S. investment-grade securities recorded modest gains and outperformed their international counterparts, as yields declined in all but the shortest segments of the U.S. Treasury yield curve. The overall returns of investment-grade corporate bonds exceeded those of high yield issues, with the Bank of America Merrill Lynch (BofA ML) Global Broad Market Corporate Index advancing 2.4% versus the 2.0% return of the BofA ML Global High Yield Constrained Index for the period. In the emerging markets, the direction of oil prices negatively drove investor sentiment in certain credits. However, the J.P. Morgan EMBI Global Diversified Index rose 1.4% as those countries less affected by the volatility of commodity prices benefited from yield-hungry investors looking to diversify away from developed markets.

Outlook

Hopes of continued loose monetary policy have provided some relief to global stock markets. However, we think that the effect is likely to be temporary, especially in economies where structural weaknesses persist. We believe that stock prices are starting to appear frothy, especially against the backdrop of a global economic slowdown. Consequently, we think that share prices may be due for a correction when the Fed eventually decides to hike interest rates. Within the global fixed income universe, we foresee broad-based yield-curve flattening across core markets, while the levels of nominal yields remain depressed due to weak inflation and large-scale asset purchase programs in Europe and Japan. Even as the Fed moves towards hiking interest rates in the U.S., we think that it is unlikely that the U.S.-European yield spread will widen materially as higher U.S. Treasury yields most likely will attract demand.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Semi-Annual Report 2015

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Class A shares at net asset value net of fees) returned 3.28% for the six months ended April 30, 2015 versus the 6.88% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific ex-Japan Funds (consisting of 47 funds) was 6.51% for the period.

Asian equities recorded solid gains over the six-month reporting period. Concerns over the plunging oil price and its effects on emerging-market producers weighed on investor sentiment initially. However, cheaper crude oil prices paved the way for a wave of interest rate cuts across the region as inflationary worries receded, allowing central banks to address still-weak economic data. This in turn revived investor confidence in the latter half of the reporting period. Authorities also took the chance to accelerate reforms by cutting fuel subsidies that had been a strain on budgets, particularly in India and Indonesia. The Chinese market outperformed the overall Asia-Pacific region as Beijing was one of the most aggressive in easing monetary policy. The commencement of the long-awaited stock trading link between Hong Kong and Shanghai added further support. Conversely, the Malaysian market declined. The nation’s currency, the ringgit, sank in tandem with crude oil’s tumble, which led to sharp U.S.-dollar market losses in the net oil exporter. Indonesia also was a market laggard as weak earnings results exacerbated economic woes. Despite interest rate cuts and reform progress, India underperformed as market sentiment was hurt by concerns over the retroactive taxation of foreign fund managers.

The Fund’s underweight exposure relative to the benchmark MSCI AC Asia Pacific ex Japan Index in China hampered performance for the reporting period. At the stock level, Fund performance was hindered by the absence of a position in Internet services provider Tencent, which saw its share price rally on the back of good quarterly results and plans to monetize its WeChat platform. However, we remain wary of Internet stocks in general because of valuations and opaque corporate structures. Furthermore, the Fund’s holdings in Astra International and Hero MotoCorp detracted from performance. Indonesian conglomerate Astra International posted relatively weak quarterly results that were dragged down by its auto and agricultural divisions. We think the company is well managed and has a sound financial position, and also may potentially benefit from a recovery in auto demand with easing financing rates and a pick-up in infrastructure spending. Indian motorcycle maker Hero MotoCorp was hampered by anemic local demand, as well as a transportation strike that disrupted some of its plants. Nevertheless, we remain upbeat about its long-term prospects.

On a positive note, the Fund’s holdings in Siam Cement, restaurant chain operator Yum! Brands and insurer AIA Group bolstered performance for the period. Siam Cement’s stock price rose sharply as the company posted good quarterly results driven by healthy margins in its petrochemicals business. Within cement and building materials, its efforts to grow regionally were also starting to bear fruit. Yum! Brands’ China operations appeared to be recovering well despite the fragile retail environment. AIA posted solid fiscal year 2014 results that showed improvements in both margins and the value of new business; notably, its Chinese operations continued to grow.

Over the reporting period, we took profits from several Fund positions on the back of solid run-ups in their share prices. These included ASM Pacific Technology, PetroChina and Taiwan Semiconductor Manufacturing. We also reduced the position in Oversea-Chinese Banking Corp. (OCBC) after subscribing to its rights issue* and opting for the dividend in the form of stock rather than cash. We believed that both were priced at attractive discounts to the shares. In our view, OCBC remains one of the Fund’s more conservatively managed banks.

With the proceeds from these reductions, we added to holdings in Australia-listed blood plasma maker CSL and Indian conglomerate ITC on share price weakness. We also introduced two new holdings, MTR Corp. and China Resources Enterprise (CRE), as we feel that both companies have robust operating cash flows. Hong Kong rail operator MTR has expanding businesses in the region, particularly in the mainland. We like its unique rail-and-property model that has enabled it to be among the largest landowners in Hong Kong. CRE is a multi-format retailer in China and Hong Kong which partnered with global brewer SABMiller to form a joint venture that is a leader in the beer segment. While the current environment in China is challenging, we are encouraged by the company’s solid balance sheet. Subsequent to our initiation of the position, CRE’s share price soared after its parent made a bid to purchase the non-beer assets and up to 10% of the outstanding shares of the company. In addition, CRE will distribute $HK11.50 per share (roughly US$1.48) in a special cash dividend. We are reviewing the proposal.

In our view, continued loose monetary policy alone is insufficient to revive economic growth or counter deflationary threats, as long as structural weaknesses persist. Instead, we think that such measures have merely served to inflate global asset prices. While some of the Fund’s holdings have benefited from the run-up in the markets, we feel that stock prices are starting to appear frothy. Unless corporate earnings recover, we believe that share prices could be due for a correction in light of the U.S. Federal Reserve’s (Fed) anticipated hike in interest rates. Nonetheless, it appears that Asian markets have priced in a Fed tightening to some extent and corporates are well financed with healthy balance sheets and manageable debt levels, in our opinion. Regional policymakers have taken steps to improve the financial position of their economies by increasing taxes, reducing subsidies and boosting foreign currency reserves.

*	An issue of rights to a company’s existing shareholders entitling them to buy additional shares directly from the company in proportion to their existing holdings within a fixed time period.

2015 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2015

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2015)		Six Month†		1 Yr.		5 Yr.	Inception[1]
Class A2	w/o SC	3.28%		5.00%		6.76%	6.85%
	w/SC3	(2.68%	)	(1.02%	)	5.50%	5.69%
Class C2	w/o SC	3.04%		4.43%		6.29%	6.42%
	w/SC4	2.04%		3.43%		6.29%	6.42%
Class R2,5	w/o SC	3.17%		4.81%		6.57%	6.68%
Institutional Service Class[5]	w/o SC	3.37%		5.23%		6.87%	6.96%
Institutional Class[5]	w/o SC	3.48%		5.38%		6.93%	7.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

2015 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex-Japan Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation in the Asia Pacific region excluding Japan. The MSCI AC Asia Pacific ex-Japan Index consists of the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	91.8%
Preferred Stocks	5.1%
Repurchase Agreement	2.6%
Other assets in excess of liabilities	0.5%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	40.7%
Materials	11.5%
Information Technology	11.1%
Telecommunication Services	8.3%
Consumer Staples	7.8%
Industrials	7.7%
Consumer Discretionary	5.8%
Energy	3.0%
Health Care	1.0%
Other	3.1%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	5.1%
Oversea-Chinese Banking Corp. Ltd.	4.8%
HSBC Holdings PLC	4.7%
BHP Billiton – London Listing	3.9%
Rio Tinto – London Listing	3.6%
Singapore Telecommunications Ltd	3.6%
AIA Group Ltd.	3.5%
Housing Development Finance Corp. Ltd.	3.3%
City Developments Ltd.	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2%
Other	61.0%
100.0%

Top Countries
Hong Kong	21.4%
Singapore	19.1%
Australia	13.0%
India	10.4%
Republic of South Korea	6.7%
China	6.6%
Taiwan	4.9%
United States	4.4%
Philippines	4.0%
Thailand	2.8%
Other	6.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2015

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.8%)
AUSTRALIA (13.0%)
Consumer Staples (1.4%)
Woolworths Ltd. (a)	1,073,056	$24,913,819
Financials (3.1%)
QBE Insurance Group Ltd. (a)	4,914,150	53,002,742
Health Care (1.0%)
CSL Ltd. (a)	243,000	17,419,037
Materials (7.5%)
BHP Billiton — London Listing (a)	2,740,073	65,861,657
Rio Tinto — London Listing (a)	1,389,740	62,192,330
		128,053,987
		223,389,585
CHINA (6.6%)
Consumer Staples (0.9%)
China Resources Enterprise Ltd. (a)	5,042,000	15,445,453
Energy (2.6%)
PetroChina Co. Ltd., H Shares (a)	34,848,000	44,945,663
Telecommunication Services (3.1%)
China Mobile Ltd. (a)	3,720,000	53,037,827
		113,428,943
HONG KONG (21.4%)
Consumer Discretionary (1.6%)
Global Brands Group Holding Ltd. (a)(b)	9,218,000	1,873,720
Li & Fung Ltd. (a)	25,318,000	25,785,579
		27,659,299
Consumer Staples (0.9%)
Dairy Farm International Holdings Ltd.	1,694,700	15,997,968
Financials (14.4%)
AIA Group Ltd. (a)	9,145,800	60,823,907
Hang Lung Group Ltd. (a)	4,347,000	23,042,810
Hang Lung Properties Ltd. (a)	5,365,000	18,102,178
HSBC Holdings PLC (a)	8,037,066	80,051,758
Swire Pacific Ltd., Class A (a)	2,427,500	32,771,471
Swire Pacific Ltd., Class B (a)	10,955,000	27,891,889
Swire Properties Ltd. (a)	1,373,900	4,720,102
		247,404,115
Industrials (4.1%)
Jardine Matheson Holdings Ltd. (a)	195,200	12,060,026
Jardine Strategic Holdings Ltd. (a)	1,586,000	54,427,526
MTR Corp. Ltd. (a)	663,000	3,245,661
		69,733,213
Information Technology (0.4%)
ASM Pacific Technology Ltd. (a)	590,800	6,601,671
		367,396,266
INDIA (10.4%)
Consumer Discretionary (0.8%)
Hero MotoCorp Ltd. (a)	377,000	13,821,508
Consumer Staples (1.4%)
ITC Ltd.	4,560,000	23,203,841
Financials (4.5%)
Housing Development Finance Corp. Ltd. (a)	3,066,799	56,890,071
ICICI Bank Ltd. (a)	3,601,000	18,895,239
ICICI Bank Ltd., ADR	134,000	1,464,620
		77,249,930
Information Technology (2.1%)
Infosys Ltd. (a)	1,196,252	36,538,752
Materials (1.6%)
Grasim Industries Ltd. (a)	84,014	4,740,035
Grasim Industries Ltd., GDR (c)	20,080	1,135,725
UltraTech Cement Ltd. (a)	488,142	20,573,655
UltraTech Cement Ltd., GDR (c)	330	13,834
		26,463,249
		177,277,280
INDONESIA (2.2%)
Consumer Discretionary (1.6%)
Astra International Tbk PT (a)	50,600,000	26,627,322
Consumer Staples (0.6%)
Unilever Indonesia Tbk PT (a)	3,119,500	10,229,729
		36,857,051
MALAYSIA (2.0%)
Consumer Staples (1.0%)
British American Tobacco Bhd (a)	958,500	17,992,893
Financials (1.0%)
CIMB Group Holdings Bhd (a)	6,020,936	9,960,390
Public Bank Bhd	1,174,500	6,424,051
		16,384,441
		34,377,334
PHILIPPINES (4.0%)
Financials (4.0%)
Ayala Corp. (a)	2,294,780	40,127,196
Ayala Land, Inc. (a)	3,412,700	2,952,461
Bank of Philippine Islands (a)	11,138,225	25,297,863
		68,377,520
REPUBLIC OF SOUTH KOREA (1.6%)
Consumer Staples (1.6%)
E-Mart Co. Ltd. (a)	131,540	27,099,219
SINGAPORE (19.1%)
Financials (11.7%)
City Developments Ltd. (a)	7,024,000	56,514,731

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
DBS Group Holdings Ltd. (a)	2,541,075	$40,378,625
Oversea-Chinese Banking Corp. Ltd. (a)	10,146,829	81,711,144
United Overseas Bank Ltd. (a)	1,173,235	21,663,763
		200,268,263
Industrials (3.6%)
Keppel Corp. Ltd. (a)	4,644,000	30,502,836
Singapore Technologies Engineering Ltd. (a)	11,253,000	30,720,384
		61,223,220
Information Technology (0.3%)
Venture Corp. Ltd. (a)	738,000	4,706,676
Telecommunication Services (3.6%)
Singapore Telecommunications Ltd. (a)	18,253,000	60,868,153
		327,066,312
TAIWAN (4.9%)
Information Technology (3.2%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	11,476,000	55,248,581
Telecommunication Services (1.7%)
Taiwan Mobile Co. Ltd. (a)	8,334,100	29,361,432
		84,610,013
THAILAND (2.8%)
Energy (0.4%)
PTT Exploration & Production PCL, Foreign Shares (a)	2,197,000	7,782,391
Materials (2.4%)
Siam Cement PCL, Foreign Shares (a)	2,532,600	40,933,704
		48,716,095
UNITED KINGDOM (2.0%)
Financials (2.0%)
Standard Chartered PLC (a)	2,079,676	34,048,869
UNITED STATES (1.8%)
Consumer Discretionary (1.8%)
Yum! Brands, Inc.	352,000	30,257,920
Total Common Stocks		1,572,902,407
PREFERRED STOCKS (5.1%)
REPUBLIC OF SOUTH KOREA (5.1%)
Information Technology (5.1%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	85,750	87,009,785
Total Preferred Stocks		87,009,785
REPURCHASE AGREEMENT (2.6%)
UNITED STATES (2.6%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $44,861,000 collateralized by U.S. Treasury Note, maturing 11/15/2024; total market value of $45,758,800	$44,861,000	44,861,000
Total Repurchase Agreement		44,861,000
Total Investments (Cost $1,616,315,363) (d)—99.5%		1,704,773,192

Other assets in excess of liabilities—0.5%		8,468,650
Net Assets—100.0%		$1,713,241,842

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Class A shares at net asset value net of fees) returned -3.67% for the six months ended April 30, 2015 versus the 9.14% return of its benchmark, the MSCI All Country Asia Pacific ex Japan Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Region Funds (consisting of 23 funds) was 6.51% for the period.

Asian small-cap equities rose in U.S. dollar terms over the six-month reporting period amid monetary stimulus in response to soft economic activity and subdued inflation. Most notably, Chinese equities rallied as Beijing continued to lower benchmark interest rates and lenders’ reserve ratios in a bid to spur economic growth after the 2014 gross domestic product missed official targets for the first time in 17 years. However, the gains were mainly liquidity-driven as fundamentals have not improved. The Korean market was another outperformer versus the overall region as the central bank cut rates in an effort to help stoke growth, given the weak consumer environment. Conversely, Indonesian stocks fell due to poor earnings and economic worries as infrastructure spending was delayed. Elsewhere, Malaysia lagged the overall regional market as the net oil exporter was hampered by lower oil prices.

Among the Fund’s holdings, Malaysian mall operator Aeon Co. detracted from performance as market sentiment suffered from the depreciating currency and introduction of the goods and services tax. Nonetheless, we maintain the position in Aeon as a core Fund holding, as we like its solid fundamentals and balance sheet, as well as its pipeline of new malls. Cement maker Holcim Indonesia’s shares fell in line with other local cement stocks over the period as Indonesian President Joko Widodo requested state-owned producers to cut prices. Our view is that as infrastructure projects kick off in the second half of 2015, cement demand should begin to rise. We believe that Holcim Indonesia’s new plant in East Java will be ready to meet this long-term demand growth, and widen its market reach. In our opinion, the firm is well managed and supported by a robust balance sheet. Elsewhere, shares of Sri Lankan conglomerate John Keells declined after the new government cancelled its gaming license for its development in Colombo, Sri Lanka. However, we still think it is the best proxy for growth in the domestic economy.

The Fund’s holding in Container Corp. of India contributed to performance as the company benefited from good quarterly results and the continued positive outlook for demand following the unveiling of the government’s Union Budget. Plans for a dedicated freight corridor further lifted investor sentiment on the stock, given that it would be among the key beneficiaries. The position in Thailand-based Bumrungrad Hospital also bolstered Fund performance. The company’s healthy bottom line was underpinned by robust contributions from its newly acquired Mongolian hospital and margin improvement. The Fund’s lack of exposure to Australian exchange-listed BlueScope Steel also enhanced performance relative to the benchmark as a global glut of steel pushed prices lower.

Regarding significant portfolio activity, we initiated a position in Towngas China, a subsidiary of Hong Kong and China Gas. The company has multiple city gas projects across the mainland and is expanding its footprint as it continues to acquire new projects in different geographies. We also established a new holding in Kerry Logistics, a Hong Kong-based regional provider of logistics services. Furthermore, we subscribed to DGB Financial’s discounted rights issue given its regional market position, customer relationships and loan growth expectations. In contrast, we sold the Fund’s shares in Malaysian stock exchange operator Bursa Malaysia given our subdued growth expectations and its expensive valuation.

In our view, continued loose monetary policy alone is insufficient to revive economic growth or counter deflationary threats, as long as structural weaknesses persist. Instead, we think that such measures have merely served to inflate global asset prices. While some of the Fund’s holdings have benefited from the run-up in the markets, we feel that stock prices are starting to appear frothy. Unless corporate earnings recover, we believe that share prices could be due for a correction in light of the U.S. Federal Reserve’s (Fed) anticipated hike in interest rates. Nonetheless, it appears that Asian markets have priced in a Fed tightening to some extent and corporates are well financed with healthy balance sheets and manageable debt levels, in our opinion. Regional policymakers have taken steps to improve the financial position of their economies by increasing taxes, reducing subsidies and boosting foreign currency reserves.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Semi-Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2015)		Six Month†	1 Yr.		Inception[1]
Class A	w/o SC	(3.67%)	(0.24%	)	5.01%
	w/SC2	(9.23%)	(5.96%	)	3.40%
Class C	w/o SC	(3.99%)	(0.86%	)	4.26%
	w/SC3	(4.93%)	(1.82%	)	4.26%
Class R4	w/o SC	(3.59%)	(0.29%	)	4.62%
Institutional Service Class[4]	w/o SC	(3.47%)	0.07%		5.61%
Institutional Class[4]	w/o SC	(3.52%)	0.07%		5.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2015

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex-Japan Small Cap Index is a free float-adjusted, small market capitalization-weighted index that captures small cap representation across the Asia Pacific region excluding Japan including the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	99.7%
Warrants	–%
Other assets in excess of liabilities	0.3%
100.0%

Amounts listed as “-” are 0% or round to 0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	26.1%
Consumer Discretionary	22.5%
Industrials	14.8%
Materials	10.3%
Consumer Staples	9.4%
Information Technology	7.2%
Health Care	5.9%
Utilities	2.1%
Telecommunication Services	0.9%
Energy	0.5%
Other	0.3%
100.0%
Top Holdings
Millennium & Copthorne Hotels PLC	3.2%
Aeon Co. (M) Bhd	3.0%
Dah Sing Financial Holdings Ltd.	2.8%
Shinsegae Co. Ltd.	2.6%
Oriental Holdings Bhd	2.5%
United Plantations Bhd	2.2%
Venture Corp. Ltd.	2.1%
DGB Financial Group, Inc.	2.0%
BNK Financial Group, Inc.	1.9%
Pacific Basin Shipping Ltd.	1.9%
Other	75.8%
100.0%

Top Countries
Malaysia	17.2%
Singapore	15.0%
Hong Kong	14.3%
India	12.0%
Thailand	9.2%
Indonesia	8.7%
Republic of South Korea	6.5%
United Kingdom	4.1%
China	3.5%
Sri Lanka	3.1%
Other	6.4%
100.0%

2015 Semi-Annual Report

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.7%)
AUSTRALIA (2.4%)
Consumer Discretionary (0.9%)
ARB Corp. Ltd. (a)	23,991	$237,921
Financials (0.6%)
Shopping Centres Australasia Property Group, REIT (a)	87,000	146,140
Industrials (0.9%)
Cabcharge Australia Ltd. (a)	61,416	218,812
		602,873
CHINA (3.5%)
Energy (0.5%)
Green Dragon Gas Ltd. (b)	22,576	118,517
Greka Engineering & Technology Ltd. (b)	121,761	3,411
		121,928
Financials (1.3%)
Yanlord Land Group Ltd. (a)	348,000	315,874
Materials (1.7%)
Yingde Gases Group Co. Ltd. (a)	500,000	436,192
		873,994
HONG KONG (14.3%)
Consumer Discretionary (4.9%)
Cafe de Coral Holdings Ltd. (a)	30,000	111,712
Giordano International Ltd.	800,000	397,391
Hongkong & Shanghai Hotels Ltd. (The) (a)	290,520	425,825
Texwinca Holdings Ltd. (a)	298,000	288,982
		1,223,910
Consumer Staples (1.0%)
Convenience Retail Asia Ltd.	410,000	259,207
Financials (3.9%)
AEON Credit Service (Asia) Co. Ltd.	172,000	138,700
Dah Sing Financial Holdings Ltd. (a)	100,938	706,696
Public Financial Holdings Ltd. (a)	214,000	112,609
		958,005
Industrials (3.0%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	12,400	135,686
Kerry Logistics Network Ltd. (a)	84,000	135,068
Pacific Basin Shipping Ltd. (a)	1,255,000	464,754
		735,508
Telecommunication Services (0.9%)
Asia Satellite Telecommunications Holdings Ltd. (a)	63,000	223,143
Utilities (0.6%)
Towngas China Co. Ltd. (a)	149,000	159,405
		3,559,178
INDIA (12.0%)
Consumer Staples (0.8%)
Godrej Consumer Products Ltd. (a)	11,969	199,818
Health Care (2.9%)
Piramal Enterprises Ltd.	19,500	292,584
Sanofi India Ltd.	7,993	417,797
		710,381
Industrials (1.7%)
Container Corp. of India (a)	16,903	435,184
Information Technology (2.9%)
CMC Ltd.	14,834	443,280
MphasiS Ltd. (a)	45,196	278,645
		721,925
Materials (3.2%)
Castrol (India) Ltd. (a)	31,485	219,185
Kansai Nerolac Paints Ltd.	61,680	217,528
Ramco Cements Ltd. (The) (a)	75,732	367,600
		804,313
Utilities (0.5%)
Gujarat Gas Co. Ltd. (a)(b)	10,000	112,373
		2,983,994
INDONESIA (8.7%)
Consumer Discretionary (1.1%)
Ace Hardware Indonesia Tbk PT (a)	504,000	25,065
Astra Otoparts Tbk PT	1,031,900	247,178
		272,243
Consumer Staples (2.7%)
Multi Bintang Indonesia Tbk PT	300,000	220,444
Petra Foods Ltd. (a)	150,000	438,746
		659,190
Financials (2.3%)
Bank OCBC NISP Tbk PT (b)	2,459,895	246,701
Bank Permata Tbk PT	2,613,561	324,616
		571,317
Industrials (1.4%)
AKR Corporindo Tbk PT (a)	890,300	356,390
Materials (1.2%)
Holcim Indonesia Tbk PT (a)	2,470,400	294,939
		2,154,079
MALAYSIA (17.2%)
Consumer Discretionary (7.0%)
Aeon Co. (M) Bhd (a)	815,200	741,959
Oriental Holdings Bhd (a)	283,900	622,279
Panasonic Manufacturing Malaysia Bhd	23,600	152,408
Shangri-La Hotels Malaysia Bhd	123,400	220,363
		1,737,009

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Consumer Staples (4.0%)
Carlsberg Brewery Malaysia Bhd (a)	30,000	$112,750
Guinness Anchor Bhd (a)	34,300	140,631
United Malacca Bhd (a)	114,000	204,062
United Plantations Bhd	75,000	545,416
		1,002,859
Financials (3.1%)
Alliance Financial Group Bhd (a)	272,600	361,834
SP Setia Bhd	292,626	280,178
YNH Property Bhd	234,993	126,684
		768,696
Industrials (1.3%)
Pos Malaysia Bhd (a)	217,700	310,345
Materials (1.8%)
Batu Kawan Bhd (a)	29,000	147,863
Tasek Corp. Bhd (a)	66,400	310,867
		458,730
		4,277,639
NETHERLANDS (0.7%)
Information Technology (0.7%)
ASM International NV (a)	3,300	160,222
PHILIPPINES (3.0%)
Consumer Discretionary (0.8%)
Jollibee Foods Corp. (a)	42,420	189,297
Financials (0.6%)
Cebu Holdings, Inc.	1,329,500	155,253
Industrials (0.6%)
Asian Terminals, Inc. (a)	444,200	139,381
Utilities (1.0%)
Manila Water Co., Inc.	465,400	258,672
		742,603
REPUBLIC OF SOUTH KOREA (6.5%)
Consumer Discretionary (2.6%)
Shinsegae Co. Ltd. (a)	3,410	639,812
Financials (3.9%)
BNK Financial Group, Inc. (a)	31,444	470,076
DGB Financial Group, Inc. (a)	45,547	514,145
		984,221
		1,624,033
SINGAPORE (15.0%)
Financials (6.7%)
Ascendas Hospitality Trust, REIT (a)	300,000	159,679
Bukit Sembawang Estates Ltd.	110,000	428,129
CDL Hospitality Trusts, REIT	186,000	241,075
Far East Hospitality Trust, REIT	530,000	328,446
Hong Leong Finance Ltd.	25,000	50,068
Wheelock Properties (Singapore) Ltd.	205,000	297,461
Yoma Strategic Holdings Ltd. (a)(b)	461,333	177,249
		1,682,107
Health Care (2.0%)
Eu Yan Sang International Ltd. (a)	170,000	86,039
Raffles Medical Group Ltd.	136,315	415,167
		501,206
Industrials (3.4%)
ComfortDelGro Corp. Ltd. (a)	138,000	319,697
SATS Ltd.	110,000	265,190
SBS Transit Ltd. (a)	9,500	13,057
Singapore Post Ltd. (a)	172,000	247,993
		845,937
Information Technology (2.1%)
Venture Corp. Ltd. (a)	80,500	513,398
Materials (0.8%)
Straits Trading Co. Ltd. (a)	90,500	197,104
		3,739,752
SRI LANKA (3.1%)
Financials (0.6%)
Commercial Bank of Ceylon PLC	110,743	142,894
Industrials (2.5%)
Aitken Spence & Co. PLC	234,381	177,588
John Keells Holdings PLC (a)	292,192	451,073
		628,661
		771,555
THAILAND (9.2%)
Consumer Discretionary (2.0%)
BEC World PCL, Foreign Shares (a)	218,200	266,244
Minor International PCL, Foreign Shares (a)	247,000	246,061
		512,305
Financials (3.1%)
AEON Thana Sinsap Thailand PCL, NVDR (a)	88,000	269,102
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (c)	270,000	111,391
Tisco Financial Group PCL, Foreign Shares (a)	282,000	386,748
		767,241
Health Care (1.0%)
Bumrungrad Hospital PCL, Foreign Shares (a)	52,700	256,010
Information Technology (1.5%)
Hana Microelectronics PCL, Foreign Shares (a)	269,900	363,414
Materials (1.6%)
Siam City Cement PCL, Foreign Shares (a)	36,100	401,020
		2,299,990

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (4.1%)
Consumer Discretionary (3.2%)
Millennium & Copthorne Hotels PLC	88,282	$783,942
Consumer Staples (0.9%)
M.P. Evans Group PLC	37,345	235,317
		1,019,259
Total Common Stocks		24,809,171
WARRANTS (0.0%)
SRI LANKA (0.0%)
Industrials (0.0%)
John Keells Holdings PLC, expires 11/11/16 (b)	7,564	2,355
John Keells Holdings PLC, expires 11/12/15 (b)	7,564	1,475
		3,830
THAILAND (0.0%)
Consumer Discretionary (0.0%)
Minor International PLC, expires 11/03/17 (b)	16,500	2,242
Total Warrants		6,072
Total Investments (Cost $26,313,897) (d)—99.7%		24,815,243

Other assets in excess of liabilities—0.3%		84,689
Net Assets—100.0%		$24,899,932

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	As of April 30, 2015, security is a closed-end fund incorporated in Thailand.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A shares at net asset value net of fees) returned 8.69% for the six-month period ended April 30 2015 versus the 23.67% return of its benchmark, the MSCI Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of China Region Funds (consisting of 51 funds) was 23.79% for the period.

Equities in China and Hong Kong posted solid gains for the six-month period ended April 30, 2015, led by a sizzling A-share market.1 Investors initially anticipated cuts to the reserve requirement ratio (RRR), given the struggling mainland economy. However, the central bank’s unexpected interest rate cut in November 2014 – the first such move since 2012 – signaled that Beijing’s appetite for monetary policy easing was much bigger than expected, in our view. Therefore, this sparked a bull market in A-shares, which spilled over to H-shares.2 There were subsequently further rounds of cuts to policy rates and the RRR, pushing the China and Hong Kong stock markets to new highs, although economic data remained sluggish. This underscored the disconcerting disconnect between the liquidity-fuelled market rally and macroeconomic fundamentals.

Meanwhile, with the launch of the long-awaited Hong Kong-Shanghai Stock Connect trading link, investors also opportunistically purchased stocks trading at a discount to their A-share listings, as a way to ride on the A-share rally. This arbitrage play benefited several Fund holdings; at the same time, however, several stocks which the Fund does not own also traded at excessive valuations, in our view. As bottom-up investors, we are cautious of the current frothy environment and will continue to focus on buying what we believe are good-quality companies at reasonable valuations.

The Fund’s holding in conglomerate Jardine Strategic was a key detractor from performance for the reporting period, as its stock price came under pressure because of a weak outlook for its Indonesian business held by its subsidiary, Jardine Cycle & Carriage. The position in HSBC also hurt performance, although in our view, the lender’s results contained no surprises. We think that the announcement of a lower return-on-equity target reflects the increasingly demanding environment with respect to banks’ capital needs. However, the stock rebounded strongly late in the period on news that HSBC’s board has requested a review of where best to base the headquarters of the bank, now domiciled in the UK. We welcome the lender’s efforts to adapt to the changing regulatory landscape. Shares of another Fund holding, Green Dragon Gas, a coal bed methane exploration company, corrected after a strong run-up in its stock price.

Key contributors to Fund performance for the reporting period included China Merchants Bank, as mainland banks and insurers were key beneficiaries of the liquidity-driven rally. Its earnings were supported by growth in net interest and non-interest income, which offset higher credit costs. The bank has been more active in asset securitization and has increased loss provisions for loans related to industries that are suffering from overcapacity. The holding in property developer China Vanke also lifted Fund performance. While the company’s results missed expectations on the back of lower demand and weaker margins, its robust balance sheet positions it as a potential industry consolidator, in our opinion. China Resources Enterprise (CRE) also performed well, as its share price rose sharply after its parent company made a bid to purchase the non-beer assets for US$3.5 billion. Furthermore, late in the period, CRE announced that it will distribute HK$11.50 per share (roughly US$1.48) in a special cash dividend. We are reviewing the proposal.

During the reporting period, we initiated a position in Tong Ren Tang Technologies, which produces traditional Chinese medicine for the Tong Ren Tang Group. We believe that the company has a resilient and growing portfolio, and we are confident of management’s ability to diversify the revenue mix. We also established a new holding in Shenzhen exchange-listed Hangzhou Hikvision Digital Technology Co. As China’s largest producer of video-surveillance products, the company is benefiting from increased security needs of government and private sectors both locally and abroad.

Shortly after the end of the reporting period in May, China’s central bank announced its third interest rate cut in six months. Concurrently, it also lifted the ceiling for deposit rates in a bid to further liberalize the interest rate system. Analysts generally expect more loosening measures to follow. While we think that accelerated easing could help arrest the economic slide, the increased liquidity from previous moves has largely fueled speculation in stocks. The real economy has yet to benefit, in our opinion. With the economy cooling, we believe that the 7% gross domestic product growth target appears increasingly out of reach. Rising debt levels are a big worry, with Beijing using significant resources to repay and rollover debt, as it seeks to avoid a potential credit squeeze as a result of mounting defaults. Whether policymakers can strike a balance between supporting growth and more meaningful structural reforms remains to be seen, in our view.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Stocks traded in China’s A-share market are denominated in Chinese renminbi.
2	Shares of companies incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange. H-shares are still regulated by Chinese law but are denominated in Hong Kong dollars.

2015 Semi-Annual Report

Aberdeen China Opportunities Fund (Unaudited) (concluded)

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2015

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†	1 Yr.	5 Yr.	10 yr
Class A	w/o SC	8.69%	10.54%	5.54%	11.59%
	w/SC2	2.45%	4.18%	4.30%	10.93%
Class C	w/o SC	8.37%	9.77%	4.81%	10.78%
	w/SC3	7.37%	8.77%	4.81%	10.78%
Class R4	w/o SC	8.55%	10.15%	5.21%	11.27%
Institutional Service Class[4]	w/o SC	8.84%	10.83%	5.85%	11.88%
Institutional Class[4]	w/o SC	8.85%	10.74%	5.83%	11.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2015 Semi-Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a free float-adjusted, market capitalization-weighted index that is an aggregate of the MSCI Hong Kong Index and the MSCI China Index. The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. The MSCI China Index captures large and mid capitalization across China H shares, B shares, Red chips, and P chips.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	96.9%
Other assets in excess of liabilities	3.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	36.5%
Consumer Discretionary	16.8%
Industrials	15.6%
Energy	8.1%
Consumer Staples	6.0%
Telecommunication Services	4.8%
Materials	3.6%
Information Technology	2.4%
Health Care	1.6%
Utilities	1.5%
Other	3.1%
100.0%

Top Holdings
Jardine Strategic Holdings Ltd.	6.6%
Swire Pacific Ltd., Class B	4.9%
AIA Group Ltd.	4.7%
HSBC Holdings PLC	4.6%
MTR Corp. Ltd.	4.2%
China Merchants Bank Co. Ltd., A Shares	4.0%
Hang Lung Group Ltd.	3.9%
China Vanke Co. Ltd., A Shares	3.7%
PetroChina Co. Ltd., H Shares	3.6%
China Mobile Ltd.	3.4%
Other	56.4%
100.0%

Top Countries
Hong Kong	66.0%
China	28.9%
United States	2.0%
Other	3.1%
100.0%

Semi-Annual Report 2015

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.9%)
CHINA (28.9%)
Consumer Staples (3.3%)
China Resources Enterprise Ltd. (a)	264,000	$808,727
Energy (8.1%)
CNOOC Ltd. (a)	438,000	744,609
Green Dragon Gas Ltd. (b)	58,000	304,483
Greka Drilling Ltd. (b)	225,000	33,052
Greka Engineering & Technology Ltd. (b)	174,000	4,874
PetroChina Co. Ltd., H Shares (a)	672,000	866,721
		1,953,739
Financials (9.2%)
China Merchants Bank Co. Ltd., A Shares (a)(c)	328,000	963,521
China Vanke Co. Ltd., A Shares (c)	382,000	899,142
Yanlord Land Group Ltd. (a)	389,000	353,089
		2,215,752
Health Care (1.6%)
Tong Ren Tang Technologies Co. Ltd., H Shares	221,000	386,651
Information Technology (0.5%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares	25,000	131,997
Materials (2.8%)
Huaxin Cement Co. Ltd., B Shares	95,240	126,383
Yingde Gases Group Co. Ltd. (a)	628,000	547,857
		674,240
Telecommunication Services (3.4%)
China Mobile Ltd. (a)	58,500	834,063
		7,005,169
HONG KONG (66.0%)
Consumer Discretionary (14.8%)
AEON Stores (Hong Kong) Co. Ltd.	286,500	389,612
Giordano International Ltd.	1,056,000	524,556
Global Brands Group Holding Ltd. (a)(b)	1,044,380	212,289
Hongkong & Shanghai Hotels Ltd. (The) (a)	356,757	522,911
Li & Fung Ltd. (a)	550,380	560,545
Samsonite International SA (a)	139,100	507,321
Shangri-La Asia Ltd. (a)	404,000	613,774
Texwinca Holdings Ltd. (a)	248,000	240,494
		3,571,502
Consumer Staples (2.7%)
Convenience Retail Asia Ltd.	122,000	77,130
Dairy Farm International Holdings Ltd.	59,700	563,568
		640,698
Financials (27.3%)
AIA Group Ltd. (a)	171,400	1,139,891
Dah Sing Banking Group Ltd. (a)	228,240	493,959
Hang Lung Group Ltd. (a)	177,000	938,251
Hang Lung Properties Ltd. (a)	20,000	67,482
Hong Kong Exchanges and Clearing Ltd. (a)	9,300	354,518
HSBC Holdings PLC (a)	112,119	1,116,741
	Shares or Principal Amount	Value
Standard Chartered PLC (HK Listing) (a)	44,040	$722,323
Swire Pacific Ltd., Class A (a)	2,000	27,000
Swire Pacific Ltd., Class B (a)	467,500	1,190,275
Swire Properties Ltd. (a)	165,400	568,240
		6,618,680
Industrials (15.6%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	35,600	389,551
Jardine Strategic Holdings Ltd. (a)	46,700	1,602,626
Kerry Logistics Network Ltd. (a)	228,000	366,613
MTR Corp. Ltd. (a)	209,844	1,027,274
Pacific Basin Shipping Ltd. (a)	1,086,000	402,170
		3,788,234
Information Technology (1.9%)
ASM Pacific Technology Ltd. (a)	41,100	459,256
Materials (0.8%)
Hung Hing Printing Group Ltd.	1,288,000	201,080
Telecommunication Services (1.4%)
Asia Satellite Telecommunications Holdings Ltd. (a)	98,500	348,882
Utilities (1.5%)
Hong Kong & China Gas Co. Ltd. (a)	149,900	357,063
		15,985,395
UNITED STATES (2.0%)
Consumer Discretionary (2.0%)
Yum! Brands, Inc.	5,774	496,333
Total Common Stocks		23,486,897
Total Investments (Cost $22,385,395) (d)—96.9%		23,486,897

Other assets in excess of liabilities—3.1%		741,925
Net Assets—100.0%		$24,228,822

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A shares at net asset value net of fees) returned -0.37% for the six-month period ended April 30, 2015 versus the 4.04% return of its benchmark, the MSCI Emerging Markets Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 340 funds) was 0.68% for the period.

Emerging market equities rose over the six-month reporting period against a backdrop of unprecedented monetary policy easing. Together with the European Central Bank, which started its aggressive quantitative easing program, many global central banks trimmed their benchmark interest rates in an effort to revive growth and stave off deflationary threats that were exacerbated by the sharp decline in the oil price. Expectations that China would step up efforts to bolster decelerating economic growth, and hopes that the U.S. Federal Reserve (Fed) would delay normalizing policy rates in the wake of disappointing economic data, further boosted investors’ risk appetite. However, concerns over a potential Greek exit from the Eurozone persisted, while escalating conflict in the Middle East capped gains.

The Fund underperformed relative to the benchmark MSCI Emerging Markets Index primarily because of the large underweight to China. Mainland shares rallied sharply, driven in part by Beijing’s successive policy easing, and partly by the prospect of increased fund flows after Chinese funds were allowed broader access to Hong Kong-listed stocks. While the euphoria in both markets retreated somewhat after Beijing clamped down on margin trading, the liquidity-driven rally appears to have run ahead of economic fundamentals. China’s first-quarter gross domestic product (GDP) grew by 7% from the same period a year earlier – the slowest rate of growth in six years – as both industrial production and retail sales were anemic. Excluding state-owned enterprises, we think that valuations now appear stretched as the upturn in stock prices has not been accompanied by an improvement in earnings. We remain wary of the sharp run-up in share prices and skeptical of its sustainability.

The Fund’s holdings in global steel pipe-maker Tenaris and Brazilian mining company Vale detracted from performance for the reporting period. Both companies were hurt by the broad sell-off in commodities. Shares of Vale slid further after Standard and Poor’s (S&P) downgraded its credit rating. The Brazilian miner is intensifying efforts to trim its cost base and capital expenditure to shore up cash amid declining commodity prices. The Fund’s lack of exposure to Hong Kong-listed Chinese Internet company Tencent also hindered performance relative to the benchmark. Tencent’s share price rose after it announced plans to monetize its WeChat platform; the company also delivered good quarterly results. Although we like Tencent’s business, we remain deterred by its high valuation, transition from a PC-based to the more competitive mobile business and opaque ownership structure – particularly its use of the variable interest entity.1

On the positive side, a variety of incremental gains from stock selection aided the Fund’s relative performance. At the stock level, Portuguese-Polish food retailer Jeronimo Martins, Hong Kong-based insurer AIA Group, and Thai conglomerate Siam Cement were the top contributors to the Fund’s relative return. Jeronimo, a Portuguese retailer which derives most of its earnings from its established franchise in Poland, continued its steady share price recovery as it began implementing its strategic plan to address the challenges in the Polish food retail market. AIA’s stock price rose after the company posted solid fiscal year 2014 results that reflected improvement in both margins and the value of new business. Siam Cement benefited from a recovery in domestic consumer confidence after the military junta began approving stalled investment projects. The company also posted resilient results driven by healthy margins in its chemical business.

Regarding portfolio activity, we sold the Fund’s shares in Petrobras amid our growing concerns over its rising leverage and deteriorating ability to repay its debt. Conversely, we initiated a position in MTN, a South African telecom operator with an established presence in key African markets, by taking advantage of the dip in the stock’s valuation. We also increased the position in Russian grocery chain Magnit following weakness precipitated by macroeconomic events. In our opinion, the well-managed company offers good value and has a sustainable business model. Elsewhere, we added to four Brazilian holdings: property developer and mall operator Multiplan; tobacco company Souza Cruz; lender Banco Bradesco; and to Mexican bank Banorte – all on valuation grounds.

Emerging stock markets have thus far benefited from the Fed’s inaction and quantitative easing by other major central banks, but existing headwinds persist, in our view. Economic recoveries in major developing economies remain fragile despite recent benchmark interest rate cuts; increased political tensions have added to the uncertainty. The U.S. appears on track to normalize interest rates, although expectations for when and how aggressively it will act after a slew of underwhelming data have been tempered. We believe that there may be more volatility against the uncertain backdrop. Nevertheless, none of this reflects on the fundamental quality of many of our holdings, which remain compelling and supported by encouraging long-term prospects, in our opinion. We will continue to use any short-term market fluctuation as an opportunity to add to our favored holdings.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

1	An entity in which the investor has obtained less than a majority-owned interest.

Semi-Annual Report 2015

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month †		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	(0.37%	)	0.57%		5.15%	6.91%
	w/SC4	(6.11%	)	(5.23%	)	3.91%	6.12%
Class C3	w/o SC	(0.68%	)	(0.12%	)	4.74%	6.65%
	w/SC5	(1.65%	)	(1.09%	)	4.74%	6.65%
Class R3,6	w/o SC	(0.57%	)	0.15%		4.95%	6.78%
Institutional Service Class[6,7]	w/o SC	(0.36%	)	0.62%		5.11%	6.90%
Institutional Class[6]	w/o SC	(0.25%	)	0.91%		5.35%	7.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to November 23, 2009 reflect the performance of a predecessor fund, (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, C and R shares would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2015

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 emerging markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	88.6%
Preferred Stocks	8.0%
Repurchase Agreement	3.3%
Other assets in excess of liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	35.4%
Consumer Staples	17.1%
Information Technology	10.5%
Energy	9.3%
Consumer Discretionary	8.7%
Materials	7.5%
Telecommunication Services	5.6%
Industrials	1.3%
Health Care	1.2%
Other	3.4%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
China Mobile Ltd.	3.3%
AIA Group Ltd.	3.2%
Fomento Economico Mexicano SAB de CV, ADR	3.0%
Housing Development Finance Corp. Ltd.	3.0%
Banco Bradesco SA, ADR, Preferred Shares	2.9%
Lukoil OAO, ADR	2.8%
Ultrapar Participacoes SA	2.7%
Grupo Financiero Banorte SAB de CV	2.6%
Other	68.3%
100.0%

Top Countries
India	13.6%
Brazil	11.4%
Hong Kong	8.4%
South Africa	7.3%
Mexico	7.3%
Republic of South Korea	5.8%
China	5.2%
United States	4.9%
Turkey	4.9%
Russia	4.8%
Other	26.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Semi-Annual Report

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.6%)
ARGENTINA (1.6%)
Energy (1.6%)
Tenaris SA, ADR	5,262,000	$161,806,500
BRAZIL (8.1%)
Consumer Discretionary (1.5%)
Lojas Renner SA	4,224,710	147,299,419
Consumer Staples (1.2%)
Souza Cruz SA	13,117,118	119,723,442
Energy (2.7%)
Ultrapar Participacoes SA	11,672,000	268,619,287
Financials (1.0%)
Banco Bradesco SA	714,720	7,125,969
Multiplan Empreendimentos Imobiliarios SA	5,542,629	97,498,909
		104,624,878
Materials (1.7%)
Vale SA, ADR	21,620,901	166,048,520
		806,315,546
CHILE (1.2%)
Financials (1.2%)
Banco Santander Chile, ADR	5,334,846	116,352,991
CHINA (5.2%)
Energy (1.9%)
PetroChina Co. Ltd., H Shares (a)	149,132,200	192,345,201
Telecommunication Services (3.3%)
China Mobile Ltd. (a)	23,154,600	330,126,257
		522,471,458
HONG KONG (8.4%)
Financials (8.4%)
AIA Group Ltd. (a)	48,300,000	321,217,905
Hang Lung Group Ltd. (a)	25,049,000	132,781,079
Hang Lung Properties Ltd. (a)	38,882,000	131,192,706
Swire Pacific Ltd., Class A (a)	12,241,000	165,254,613
Swire Pacific Ltd., Class B (a)	15,945,000	40,596,638
Swire Properties Ltd. (a)	13,957,100	47,950,315
		838,993,256
HUNGARY (1.2%)
Consumer Discretionary (0.0%)
Danubius Hotel and Spa PLC (a)(b)	2,039	42,336
Health Care (1.2%)
Richter Gedeon Nyrt (a)	7,155,840	120,135,881
		120,178,217
INDIA (13.6%)
Consumer Discretionary (1.3%)
Hero MotoCorp Ltd. (a)	3,416,597	125,258,678
Consumer Staples (3.6%)
Hindustan Unilever Ltd. (a)	10,693,443	143,940,948
ITC Ltd.	42,629,000	216,920,299
		360,861,247
Financials (4.3%)
Housing Development Finance Corp. Ltd. (a)	16,000,000	296,804,955
ICICI Bank Ltd. (a)	25,734,500	135,034,581
ICICI Bank Ltd., ADR	160,500	1,754,265
		433,593,801
Information Technology (2.3%)
Infosys Ltd. (a)	7,369,030	225,082,305
Materials (2.1%)
Grasim Industries Ltd. (a)	965,431	54,469,216
Grasim Industries Ltd., GDR (c)	13,359	755,585
UltraTech Cement Ltd. (a)	3,743,118	157,760,693
UltraTech Cement Ltd., GDR (c)	13,918	583,442
		213,568,936
		1,358,364,967
INDONESIA (2.6%)
Consumer Discretionary (2.5%)
Astra International Tbk PT (a)	473,684,500	249,267,783
Materials (0.1%)
Indocement Tunggal Prakarsa Tbk PT (a)	4,321,100	6,978,233
		256,246,016
MALAYSIA (2.0%)
Financials (2.0%)
CIMB Group Holdings Bhd (a)	46,713,539	77,277,861
Public Bank Bhd	22,182,200	121,327,883
		198,605,744
MEXICO (7.3%)
Consumer Discretionary (0.0%)
Consorcio ARA SAB de CV (b)	3,467,000	1,462,097
Consumer Staples (3.4%)
Fomento Economico Mexicano SAB de CV, ADR	3,285,501	297,304,985
Organizacion Soriana SAB de CV, Class B	15,206,779	37,209,131
		334,514,116
Financials (2.6%)
Grupo Financiero Banorte SAB de CV	45,365,148	257,341,209
Industrials (1.3%)
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	927,815	134,134,215
		727,451,637
PHILIPPINES (3.9%)
Financials (3.9%)
Ayala Corp. (a)	3,958,000	69,210,749
Ayala Land, Inc. (a)	195,247,800	168,916,567
Bank of Philippine Islands (a)	64,725,894	147,009,670
		385,136,986

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
POLAND (2.9%)
Consumer Staples (1.2%)
Jeronimo Martins SGPS SA (a)	8,576,556	$125,109,661
Financials (1.7%)
Bank Pekao SA (a)	3,269,062	169,921,686
		295,031,347
REPUBLIC OF SOUTH KOREA (1.1%)
Consumer Staples (1.1%)
E-Mart Co. Ltd. (a)	558,019	114,960,308
RUSSIA (4.8%)
Consumer Staples (2.0%)
Magnit OJSC (b)	914,376	200,253,846
Energy (2.8%)
Lukoil OAO, ADR	5,369,543	275,189,079
		475,442,925
SOUTH AFRICA (7.3%)
Consumer Discretionary (1.8%)
Truworths International Ltd. (a)	25,651,395	186,957,674
Consumer Staples (3.1%)
Massmart Holdings Ltd. (a)	8,941,282	112,431,568
SABMiller PLC (a)	3,688,100	196,714,224
		309,145,792
Materials (1.1%)
BHP Billiton PLC (a)	4,472,549	107,624,768
Telecommunication Services (1.3%)
MTN Group Ltd. (a)	6,386,000	128,223,939
		731,952,173
TAIWAN (4.5%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	73,203,117	352,419,687
Telecommunication Services (1.0%)
Taiwan Mobile Co. Ltd. (a)	28,060,255	98,857,618
		451,277,305
THAILAND (4.5%)
Energy (0.3%)
PTT Exploration & Production PCL, Foreign Shares (a)	7,185,400	25,452,705
Financials (2.1%)
Siam Commercial Bank PCL, Foreign Shares (a)	44,170,100	212,532,452
Materials (2.1%)
Siam Cement PCL, Foreign Shares (a)	11,756,200	190,012,165
Siam Cement PCL, NVDR (a)	1,365,300	22,214,244
		212,226,409
		450,211,566
TURKEY (4.9%)
Consumer Staples (1.5%)
BIM Birlesik Magazalar A.S. (a)	8,145,088	150,794,930
Financials (3.4%)
Akbank T.A.S. (a)	59,222,608	172,547,459
Turkiye Garanti Bankasi A.S. (a)	51,192,599	162,882,128
		335,429,587
		486,224,517
UNITED KINGDOM (1.9%)
Financials (1.9%)
Standard Chartered PLC (a)	11,427,766	187,097,659
UNITED STATES (1.6%)
Consumer Discretionary (1.6%)
Yum! Brands, Inc.	1,900,000	163,324,000
Total Common Stocks		8,847,445,118
PREFERRED STOCKS (8.0%)
BRAZIL (3.3%)
Financials (2.9%)
Banco Bradesco SA, ADR, Preferred Shares	27,006,703	288,701,655
Materials (0.4%)
Vale SA, ADR, Preferred Shares	5,729,416	34,662,967
		323,364,622
REPUBLIC OF SOUTH KOREA (4.7%)
Information Technology (4.7%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	461,959	468,745,811
Total Preferred Stocks		792,110,433
REPURCHASE AGREEMENT (3.3%)
UNITED STATES (3.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $334,162,000, collateralized by U.S. Treasury Bonds, maturing 11/15/2024—02/15/2041; total market value of $340,849,863.	$334,162,000	334,162,000
Total Repurchase Agreement		334,162,000
Total Investments (Cost $9,332,567,882) (d)—99.9%		9,973,717,551

Other assets in excess of liabilities—0.1%		8,278,807
Net Assets—100.0%		$9,981,996,358

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at net asset value net of fees) returned -0.19% for the six-month period ended April 30, 2015 versus 0.01% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 4.40% for the broader-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Alternative Long/Short Equity Funds (consisting of 142 funds) was 2.24% for the period.

Major North American equity market indices weathered several periods of volatility and moved higher over the six-month period ended April 30, 2015. Generally positive economic data offset concerns about ongoing geopolitical tensions in the Middle East, along with worries over slowing growth in Europe and Asia. Small-cap stocks modestly outperformed their large-cap counterparts, benefiting primarily from less exposure to the international economy, as well as currency effects. This accompanied a valuation rebound in the asset class following the 2014 calendar year, when price/earnings multiples1 compressed and large-cap equities outperformed. The strongest-performing sectors within the Russell 2000 Index, the small-cap company benchmark, were healthcare and information technology. Energy and materials posted negative returns and were the weakest performers for the period. The consumer discretionary and healthcare sectors garnered the highest returns within the broader-market S&P 500 Index, while energy and utilities posted negative returns and were the weakest performers for the period.

The reporting period saw much speculation regarding U.S. Federal Reserve (Fed) monetary policy and the timing of any interest rate increases. At its meeting in December 2014, the Federal Open Market Committee (FOMC) removed the reference to “considerable time” from its forward guidance. However, its overall statement was balanced, citing healthy U.S. growth tempered with below – historical-trend inflation due to declining energy prices. Fed Chair Janet Yellen spoke favorably about the U.S. economic outlook at a testimony before the Senate Banking committee in late February. However, in April, the Fed acknowledged the slowdown in economic growth, but noted that “with appropriate policy accommodation, economic activity will expand at a moderate pace.” The FOMC maintained the fed funds rate near 0% while reiterating its position that it will increase the federal funds rate when it believes that there is further improvement in the labor market and a modest decline in the inflation rate to its 2% target.

The upturn in the U.S. economy paused in the first quarter of 2015. The Commerce Department’s initial estimate of gross domestic product growth came in at an annualized rate of 0.2% – well below the 2.2% gain seen in the fourth quarter of 2014. An uptick in consumer spending was offset by a sharp decline in exports, which continued to face headwinds from a strong U.S. dollar. U.S. employers added roughly 1.3 million jobs over the six-month period, while the unemployment rate dipped 0.3% to 5.4% – its lowest level in seven years. Tempering the outlook, however, the labor force participation rate2 remained near its 37-year trough. Furthermore, wage growth was sluggish, hovering just above the annualized inflation rate for much of the reporting period.

Within the long portfolio, the Fund generated positive returns in all but one sector of the S&P 500 Index during the period. However, performance was hindered by a long position in the energy sector, along with a short exposure to healthcare. Both positions had a negative impact during the first half of the period. The long holdings in information technology bolstered Fund performance in the second half of the reporting period.

The primary individual stock detractor within the energy sector was National Oilwell Varco. The oil and gas exploration and production company’s stock price fell along with those of its peers amid the ongoing decline in oil and commodity prices during the period. We have exited the position as we assess the altered outlook for offshore drilling services.

The Fund’s short exposure to medical devices maker Boston Scientific was the largest detractor from performance within the healthcare sector. Shares of the medical device maker rallied sharply in mid-February after the company reached a settlement with pharmaceutical giant Johnson & Johnson in the latter firm’s breach of merger agreement lawsuit regarding Boston Scientific’s disputed acquisition of medical device maker Guidant in 2004. The settlement payment was significantly lower than the market’s expectations. The short position in FactSet Research Systems, a provider of data to the investment management industry, also detracted from performance as the stock price rose sharply over the reporting period.

On the positive side, long holdings in the consumer discretionary and healthcare sectors enhanced Fund performance.

Within consumer discretionary, the weak energy prices had a positive impact on consumer spending for much of the semiannual period, benefiting the Fund’s long holding in discount retailer Target Corp. The long position in healthcare services provider Aetna contributed to Fund performance in that sector for the period. The company’s full-year 2014 results were bolstered by organic growth, as well as strength in its Coventry Health Care subsidiary. The long position in Cognizant Technology Solutions also had a positive impact on Fund performance as the IT services provider saw healthy organic revenue growth for the fourth quarter and the full 2014 fiscal year. Additionally, management raised its earnings guidance for 2015.

The Fund’s individual short positions in personal products company Avon Products, oil and gas exploration and production company Denbury Resources, Garmin Limited, a manufacturer of global positioning system devices, and IT services provider Netapp all saw their share prices fall sharply, benefiting performance and offsetting some of the gains that were driven by other short positions in the rising equity market over the period.

1	The price/earnings multiple is the ratio of a company’s current share price compared to its per-share earnings.
2	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

Semi-Annual Report 2015

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Notable changes to the Fund over the reporting period included the initiation of a long position in hotel chain operator LaQuinta Holdings. Additionally, we swapped the Fund’s exposure to energy exploration and production companies – exiting the long holding in Apache Corp. and initiating a long position in EOG Resources, which we believe may be more resilient than Apache if energy prices remain volatile. We exited long holdings in steel-maker Nucor and oil exploration and production company National Oilwell Varco.

On the short side of the Fund, we established new positions in Tupperware Brands, a maker of food storage containers and household products, and restaurant chain operator Chipotle Mexican Grill. We exited the short exposure to Campbell Soup Co. as the food industry is seeing more consolidation. We also exited short positions in consumer product company Avon Products, oil and gas company Denbury Resources, and diversified industrial products maker Illinois Tool Works.

At April 30, 2015, the Fund had a net position3 of about 46% and a gross exposure4 of approximately 138%, versus the respective 47% and 150% positions at the beginning of the reporting period.

U.S. corporate earnings remain affected by external forces such as currency and energy prices. The beginning of the quarterly earnings season revealed further revenue risks to multinational companies as they grapple with the stronger U.S. dollar. Consequently, we see the possibility of rising equity market volatility and expect sector rotation to continue to expand. Valuations of small-cap stocks have expanded so they are not quite as “cheap” as at the end of 2014, in our view. Additionally, we continue to see more company-specific returns and, therefore, more stock selection opportunities across more sectors than we saw a year or more ago.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

3	The Fund’s net position is the difference between the percentage of assets invested in long positions and the percentage of assets invested in short positions.
4	The Fund’s gross exposure is the sum of the percentage of assets invested in long positions plus the percentage of assets invested in short positions.

2015 Semi-Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(0.19%	)	3.17%		2.73%	3.59%
	w/SC2	(5.95%	)	(2.73%	)	1.52%	2.97%
Class C	w/o SC	(0.60%	)	2.44%		2.01%	2.86%
	w/SC3	(1.34%	)	1.67%		2.01%	2.86%
Class R4	w/o SC	(0.40%	)	2.75%		2.35%	3.24%
Institutional Service Class[4,5]	w/o SC	(0.19%	)	3.30%		2.82%	3.77%
Institutional Class[4]	w/o SC	(0.01%	)	3.62%		3.05%	3.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. The performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.

Semi-Annual Report 2015

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500® Index covers approximately 80% of available U.S. market capitalization. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly return equivalents of yield averages that are not marked to market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	89.2%
Repurchase Agreement	8.6%
Other assets in excess of liabilities	2.2%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Information Technology	17.7%
Financials	13.4%
Consumer Discretionary	13.0%
Health Care	10.9%
Industrials	9.9%
Consumer Staples	9.4%
Energy	7.0%
Materials	5.7%
Telecommunication Services	2.2%
Other	10.8%
100.0%
Top Holdings*
CVS Health Corp.	3.3%
Visa, Inc., Class A	3.2%
Oracle Corp.	3.1%
PVH Corp.	3.0%
Intercontinental Exchange, Inc.	2.7%
Alliance Data Systems Corp.	2.6%
Wells Fargo & Co.	2.6%
Cognizant Technology Solutions Corp., Class A	2.6%
Costco Wholesale Corp.	2.5%
Comcast Corp., Class A	2.5%
Other	71.9%
100.0%

Short Positions
Asset Allocation
Common Stocks	38.5%
Exchange Traded Funds	4.5%
Other assets in excess of liabilities	57.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Semi-Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Top Sectors
Information Technology	8.4%
Consumer Staples	7.2%
Consumer Discretionary	6.3%
Financials	6.0%
Industrials	5.7%
Health Care	3.8%
Energy	1.1%
Other	61.5%
100.0%

Top Holdings
International Business Machines Corp.	3.2%
Fastenal Co.	2.8%
Utilities Select Sector SPDR Fund	2.7%
Allstate Corp. (The)	2.3%
Northern Trust Corp.	2.3%
Whole Foods Market, Inc.	2.2%
Tupperware Brands Corp.	2.0%
Clorox Co.	1.9%
Powershares QQQ Trust, Series 1	1.8%
PACCAR, Inc.	1.8%
Other	77.0%
100.0%

Semi-Annual Report 2015

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (89.2%)
Consumer Discretionary (13.0%)
BorgWarner, Inc.	102,700	$6,079,840
Comcast Corp., Class A	105,931	6,118,575
La Quinta Holdings, Inc. (a)	132,266	3,184,965
PVH Corp.	72,300	7,472,205
Target Corp.	61,400	4,840,162
TJX Cos., Inc.	65,800	4,246,732
		31,942,479
Consumer Staples (9.4%)
Costco Wholesale Corp.	43,228	6,183,765
CVS Health Corp.	81,300	8,072,277
PepsiCo, Inc.	39,000	3,709,680
Philip Morris International, Inc.	62,200	5,191,834
		23,157,556
Energy (7.0%)
ConocoPhillips	67,500	4,584,600
EOG Resources, Inc.	33,900	3,354,405
Schlumberger Ltd.	57,000	5,392,770
TransCanada Corp.	86,300	4,006,046
		17,337,821
Financials (13.4%)
American Express Co.	74,000	5,731,300
BlackRock, Inc.	13,400	4,876,796
Charles Schwab Corp. (The)	149,400	4,556,700
Intercontinental Exchange, Inc.	30,064	6,750,270
Jones Lang LaSalle, Inc.	29,300	4,865,558
Wells Fargo & Co.	115,226	6,348,953
		33,129,577
Health Care (10.9%)
Aetna, Inc.	49,600	5,300,752
Baxter International, Inc.	72,600	4,990,524
Gilead Sciences, Inc. (a)	60,000	6,030,600
PAREXEL International Corp. (a)	87,700	5,575,527
Pfizer, Inc.	146,600	4,974,138
		26,871,541
Industrials (9.9%)
Canadian National Railway Co.	92,300	5,955,196
Deere & Co.	43,300	3,919,516
Emerson Electric Co.	68,700	4,041,621
Equifax, Inc.	56,000	5,428,080
Lockheed Martin Corp.	26,600	4,963,560
		24,307,973
Information Technology (17.7%)
Alliance Data Systems Corp. (a)	22,000	6,540,820
Cognizant Technology Solutions Corp., Class A (a)	108,100	6,328,174
EMC Corp.	116,400	3,132,324
FEI Co.	80,600	6,082,076
Oracle Corp.	175,955	7,675,157
QUALCOMM, Inc.	87,397	5,942,996
Visa, Inc., Class A	120,480	7,957,704
		43,659,251
Materials (5.7%)
International Flavors & Fragrances, Inc.	41,900	4,808,025
Potash Corp. of Saskatchewan, Inc.	174,200	5,685,888
Praxair, Inc.	29,700	3,621,321
		14,115,234
Telecommunication Services (2.2%)
Verizon Communications, Inc.	108,100	5,452,564
Total Common Stocks—Long Positions		219,973,996
REPURCHASE AGREEMENT (8.6%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $21,305,000 collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $21,736,925	$21,305,000	21,305,000
Total Repurchase Agreement		21,305,000
Total Investments (Cost $196,939,369) (b)—97.8%		241,278,996

Other assets in excess of liabilities—2.2%		5,377,857
Net Assets—100.0%		246,656,853
COMMON STOCKS—SHORT POSITIONS (38.5%)
Consumer Discretionary (6.3%)
Carnival Corp.	57,300	2,519,481
Chipotle Mexican Grill, Inc. (a)	3,800	2,361,092
Garmin Ltd.	59,100	2,670,729
Leggett & Platt, Inc.	70,500	2,994,135
Tupperware Brands Corp.	72,900	4,874,094
		15,419,531
Consumer Staples (7.2%)
B&G Foods, Inc.	117,700	3,578,080
Clorox Co.	43,900	4,657,790
United Natural Foods, Inc. (a)	58,900	3,973,394
Whole Foods Market, Inc.	114,700	5,478,072
		17,687,336
Energy (1.1%)
Patterson-UTI Energy, Inc.	122,400	2,735,640
Financials (6.0%)
Allstate Corp. (The)	83,000	5,781,780
Legg Mason, Inc.	64,000	3,369,600
Northern Trust Corp.	78,100	5,713,015
		14,864,395
Health Care (3.8%)
Agilent Technologies, Inc.	68,600	2,837,982
Boston Scientific Corp.(a)	154,077	2,745,652

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Cardinal Health, Inc.	$44,900	$3,786,866
		9,370,500
Industrials (5.7%)
Con-way, Inc.	41,100	1,689,210
Fastenal Co.	159,800	6,810,676
Northrop Grumman Corp.	7,746	1,193,194
PACCAR, Inc.	67,300	4,398,055
		14,091,135
Information Technology (8.4%)
CA, Inc.	89,700	2,849,769
FactSet Research Systems, Inc.	27,600	4,343,964
International Business Machines Corp.	46,400	7,947,856
NetApp, Inc.	80,600	2,921,750
VeriFone Systems, Inc. (a)	76,200	2,725,674
		20,789,013
Total Common Stocks—Short Positions		94,957,550
EXCHANGE TRADED FUNDS—SHORT POSITIONS (4.5%)
Equity Funds (4.5%)
Powershares QQQ Trust, Series 1	42,300	4,552,749
Utilities Select Sector SPDR Fund	148,200	6,553,404
		11,106,153
Total Exchange Traded Funds—Short Positions		11,106,153
Total Securities Sold Short (Proceeds $89,556,355)—43.0%		$106,063,703

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Aberdeen European Equity Fund (Unaudited)

The Aberdeen European Equity Fund (Class A shares at net asset value net of fees) returned 5.36% for the six-month period ended April 30, 2015 versus the 6.19% return of its benchmark, the FTSE World Europe Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of European Region Funds (consisting of 78 funds) was 7.62% for the period.

European equities rose over the six-month period ended April 30, 2015. Positive economic data and an improving outlook for Eurozone manufacturing, as well as upbeat investor confidence, lifted share prices. Also buoying sentiment was the start of the European Central Bank’s larger-than-expected quantitative easing, decent earnings news, a raft of mergers-and-acquisitions activity, expectations of further stimulus in China, and disunity within the U.S. Federal Reserve over when to start normalizing monetary policy rates. However, the gains were pared by bouts of profit-taking, as well as recurring worries over the lack of progress in the seemingly intractable bailout negotiations between Greece and its creditors. Earlier in the period, market sentiment was hurt by the sustained decline in oil prices, which triggered deflationary pressures worldwide and threatened to send the Eurozone into a triple-dip recession, as well as the Swiss central bank’s unexpected de-pegging of the franc from the euro.

Consumer prices in the European continent continued to drift lower over the period, albeit at a slower pace, while core inflation registered its first month-on-month uptick in two years in November 2014; the European Central Bank held already record-low interest rates unchanged. In the UK, manufacturing activity was at its quickest pace in eight months, but the economy as a whole expanded by less than expected while inflation was flat. This allowed the Bank of England to leave interest rates and the size of its asset purchases unchanged.

The primary detractors from Fund performance among individual holdings for the reporting period included integrated energy company Centrica, which underperformed versus its peers due to weak full-year 2014 results and management’s decision to cut dividends by a third in order to maintain the group’s investment-grade rating. The Fund’s position in retail grocery store chain operator Casino Guichard Perrachon also weighed on performance, as the stock lagged the overall market amid the tough pricing environment in Europe and worries over a slowdown in Brazilian consumption. Engineering services provider Weir Group’s share price fell after analyst downgrades on the back of lower commodity prices.

The primary contributors to the Fund’s relative return included the holding in Schindler, a Swiss manufacturer of escalators and elevators, which saw its shares buoyed by solid results, reflecting encouraging demand trends in China. Shares of pharmaceutical firm Novo Nordisk performed strongly following news that it will resubmit its insulin drug Tresiba to the U.S. Food and Drug Administration for approval. While the U.S. regulator rejected the drug in 2013, the company believes it now has sufficient data to support its application. Shares of auto-maker Rolls Royce rose sharply late in the reporting period as investors appeared to take a positive view of the appointment of Warren East as its new CEO, succeeding John Rishton, who announced his retirement. East previously served as the CEO of microchip manufacturer Arm Holdings. The rally in the stock price offset a steep decline earlier in the period after management issued a relatively weak sales outlook for 2015 and 2016, as difficult economic and geopolitical situations have compelled clients to defer their orders, while governmental defense budgets remained under pressure.

Key Fund changes during the period included a reduction in the exposure to both electric utility GDF Suez and power distribution and automation systems provider Schneider Electric on valuation grounds following their strong share price performances. Conversely, we initiated a position in Swiss lender UBS, which we believe offers an attractive potential yield and a robust balance sheet at an appealing valuation. We also took advantage of share price weakness to add to the holdings in Swiss watch and jewelry maker Swatch, as we feel that it has solid market position, balance sheet and growth prospects. We also added to the holding in Standard Chartered, albeit at a lower fund weighting to reflect our view that the company needs to address several issues, such as margin pressure and increased regulatory costs. The lender has issued three profit warnings over the past year. Nevertheless, we maintain our positive view on the company and believe that its advantage lies in its peerless focus on emerging markets, replete with banking licences and long-term customer relationships.

We believe that the outlook for the Eurozone has brightened, underpinned by still-low commodity prices and a weak euro. Although valuations have started to appear full, in our view, loose monetary policies and historically low bond yields are likely to continue supporting stock markets. Nonetheless, we think that significant risks persist. Even though Greece managed to scrape enough cash together to repay the International Monetary Fund, there are more hurdles to overcome and negotiations with creditors appear intractable, in our opinion. Beneath the veneer of the economic recovery in the European continent, growth remains uneven, with only Germany and the UK faring relatively better than their peers. On the political front, although the elections have handed the UK’s Conservative Party the simple majority needed to rule more efficiently, serious questions remain about the country’s future, particularly with regard to its European Union membership, as well as the rise of Scottish nationalism. Despite these issues, we believe that in the long run, globally-competitive businesses that are backed by solid balance sheets should continue to thrive. In the current environment, we will look for opportunities to add to those companies that we like should valuations fall to reasonable levels.

Portfolio Management:

Aberdeen UK and European Equities Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

2015 Semi-Annual Report

Aberdeen European Equity Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Concentrating investments in Europe subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

A number of countries in Europe have experienced severe economic and financial difficulties. These difficulties may continue, worsen or spread within and outside Europe.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2015

Aberdeen European Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2015)		Six Month†		1 Yr.		Inception[1]
Class A	w/o SC	5.36%		(6.39%	)	5.31%
	w/SC2	(0.67%	)	(11.75%	)	2.39%
Class C	w/o SC	5.02%		(6.98%	)	4.58%
	w/SC3	4.02%		(7.88%	)	4.58%
Class R4	w/o SC	5.22%		(6.56%	)	5.08%
Institutional Service Class[4]	w/o SC	5.58%		(6.06%	)	5.63%
Institutional Class[4]	w/o SC	5.58%		(6.06%	)	5.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge ( CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2015 Semi-Annual Report

Aberdeen European Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen European Equity Fund, FTSE World Europe Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE World Europe Index is a free-float adjusted market capitalization-weighted index, consisting of large and mid capitalization companies for developed and emerging market segments.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waiver and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	96.0%
Repurchase Agreement	2.6%
Other assets in excess of liabilities	1.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	25.4%
Consumer Staples	17.5%
Financials	16.1%
Materials	11.1%
Health Care	9.6%
Energy	6.5%
Consumer Discretionary	4.5%
Utilities	3.6%
Information Technology	1.7%
Other	4.0%
100.0%

Top Holdings*
Rolls-Royce Holdings PLC	4.5%
Roche Holding AG	4.3%
Prudential PLC	4.0%
Nestle SA	3.7%
Schindler Holding AG	3.7%
British American Tobacco PLC	3.6%
Novo Nordisk AS, Class B	3.5%
Linde AG	3.4%
Nordea Bank AB	3.4%
Standard Chartered PLC	3.2%
Other	62.7%
100.0%

Top Countries
United Kingdom	44.1%
Switzerland	19.6%
Sweden	10.5%
France	8.8%
Denmark	3.5%
Germany	3.4%
United States	2.6%
Norway	2.3%
Netherlands	2.3%
Italy	1.5%
Other	1.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2015

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.0%)
DENMARK (3.5%)
Health Care (3.5%)
Novo Nordisk AS, Class B (a)	4,000	$224,563
FRANCE (8.8%)
Consumer Staples (4.5%)
Casino Guichard-Perrachon SA (a)	1,780	157,401
L’Oreal SA (a)	700	133,588
		290,989
Industrials (2.8%)
Schneider Electric SE (a)	2,430	181,639
Utilities (1.5%)
GDF Suez (a)	4,600	93,593
		566,221
GERMANY (3.4%)
Materials (3.4%)
Linde AG (a)	1,120	218,859
ITALY (1.5%)
Energy (1.5%)
Eni SpA (a)	5,100	97,848
NETHERLANDS (2.3%)
Energy (2.3%)
Royal Dutch Shell PLC, A Shares (a)	4,651	147,470
NORWAY (2.3%)
Industrials (2.3%)
Kongsberg Gruppen AS (a)	7,000	150,417
SWEDEN (10.5%)
Financials (3.4%)
Nordea Bank AB (a)	17,090	217,131
Industrials (5.4%)
Assa Abloy AB, Class B (a)	3,000	174,041
Atlas Copco AB, B Shares (a)	6,130	170,687
		344,728
Information Technology (1.7%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	10,100	110,461
		672,320
SWITZERLAND (19.6%)
Consumer Discretionary (2.2%)
Swatch Group AG (a)	1,596	141,414
Consumer Staples (3.7%)
Nestle SA (a)	3,090	239,735
Financials (3.3%)
UBS Group AG (a)(b)	5,700	113,871
Zurich Insurance Group AG (a)(b)	320	98,769
		212,640
Health Care (4.3%)
Roche Holding AG (a)	970	277,570
Industrials (3.7%)
Schindler Holding AG (a)	1,380	233,452
Materials (2.4%)
Holcim Ltd. (a)(b)	1,940	155,841
		1,260,652
UNITED KINGDOM (44.1%)
Consumer Discretionary (2.3%)
Pearson PLC (a)	7,200	145,504
Consumer Staples (9.3%)
Associated British Foods PLC (a)	1,900	82,950
British American Tobacco PLC (a)	4,170	229,115
Tesco PLC (a)	30,000	101,120
Unilever PLC (a)	4,200	184,105
		597,290
Energy (2.7%)
BG Group PLC (a)	9,400	170,267
Financials (9.4%)
Prudential PLC (a)	10,400	258,934
Schroders PLC, Non-Voting Shares (a)	3,700	138,611
Standard Chartered PLC (a)	12,500	204,653
		602,198
Health Care (1.8%)
GlaxoSmithKline PLC (a)	4,930	113,866
Industrials (11.2%)
Cobham PLC (a)	27,232	123,535
Experian PLC (a)	8,000	142,882
Rolls-Royce Holdings PLC (a)(b)	18,000	286,972
Rolls-Royce Holdings PLC (b)	2,538,000	3,896
Weir Group PLC (The) (a)	5,700	163,878
		721,163
Materials (5.3%)
BHP Billiton PLC (a)	6,900	165,852
Croda International PLC (a)	4,100	177,926
		343,778
Utilities (2.1%)
Centrica PLC (a)	35,000	136,657
		2,830,723
Total Common Stocks		6,169,073

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (2.6%)
UNITED STATES (2.6%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $167,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $174,063	$167,000	$167,000
Total Repurchase Agreement		167,000
Total Investments (Cost $6,132,049) (c)—98.6%		6,336,073

Other assets in excess of liabilities—1.4%		90,553
Net Assets—100.0%		$6,426,626

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A shares at net asset value net of fees) returned -0.79% for the six-month period ended April 30, 2015 versus the 5.38% return of its benchmark, the MSCI World Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 26 funds) was 3.97% for the period.

Global equities rose during the six-month review period, buoyed by loose global monetary policy. Although the U.S. Federal Reserve (Fed) officially ended its bond-buying program, the Bank of Japan’s increased stimulus, along with the launch of the European Central Bank’s quantitative easing, kept markets awash with liquidity. China also continued to lower benchmark rates and lenders’ reserve ratios in a bid to spur economic growth, after 2014 gross domestic product missed official targets for the first time in 17 years. However, Brent crude oil prices sank to a five-year low after the Organization of the Petroleum Exporting Countries, following Saudi Arabia’s lead, resisted calls for a cut in output and left production targets unchanged. The sustained drop in oil prices caused turmoil in Russia’s financial markets and the rouble’s collapse, which reverberated worldwide. Market sentiment was further dampened by escalating instability in the Middle East and growing doubts that Greece would reach an agreement with creditors in time to unlock about €7 billion (roughly US$7.8 billion) in bailout funds. Nonetheless, global equities rebounded towards the end of the period, as weaker-than-expected U.S. economic activity sparked hopes of a delayed interest rate hike.

The Fund’s holding in Brazilian miner Vale was a key detractor from performance for the period. The company’s credit rating was downgraded by Standard and Poor’s, reflecting expectations that it will be hampered in the near term by depressed iron ore prices. The Brazilian stock market was generally weak, as dissatisfaction over the state of the economy and the unfolding corruption scandal at Petrobras, the state-owned oil company, culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment. Elsewhere, the oil price slump affected Fund holdings such as Royal Dutch Shell and Tenaris. Shell announced plans to cut spending by US$15 billion over the next three years amid a decline in earnings, while oil and gas pipe-maker Tenaris posted weaker-than-expected results because of lower sales of its premium pipes.

The position in Japanese robot-maker Fanuc was a key contributor to the Fund’s relative performance for the reporting period. Shares of the company rose after management announced plans to set up a shareholder relations department in the wake of the government’s new corporate governance rules. The company subsequently released full-year 2014 results that generally met the market’s expectations, raised its dividend payout ratio1 from 30% to 60%, and adopted a flexible share-buyback policy. Other holdings that performed well included U.S. pharmacy chain operator CVS Health and Hong Kong-based insurance company AIA. CVS was boosted by a $10 billion share buyback and an increased dividend payout, while AIA delivered strong 2014 full-year results attributable to resilient volumes and widening margins.

The Fund acquired all of the assets and liabilities of the Aberdeen Global Select Opportunities Fund Inc. in a reorganization that was effective February 25, 2015.

In portfolio activity, we initiated positions in four companies: Hong Kong conglomerate Jardine Matheson, which has solid underlying businesses, in our opinion, and long-term exposure to Southeast Asia; TJX Companies, a U.S.-based discount apparel and home goods retailer which we believe has a robust balance sheet; Cognizant Technology Solutions, a U.S. IT services company that is expanding internationally; and UK exchange-listed Experian, a data analysis and credit bureau business with a global footprint and a record of solid cash-generation. Conversely, we sold the Fund’s shares in Petrobras because of the deterioration in its business quality. We also exited the holding in UK utility company Centrica given increased regulatory and political interference; integrated energy company Eni on our concerns over the sustainability of its dividend; and PetroChina following a period of relative share price strength.

Hopes of continued loose monetary policy have provided some relief to global stock markets. However, we think that the effect is likely to be temporary, especially in economies where structural weaknesses persist. While some of the Fund’s holdings have benefited from the run-up in the global equity markets, we believe that stock prices are starting to appear frothy, especially against the backdrop of a global economic slowdown. Consequently, we think that share prices may be due for a correction when the Fed eventually decides to hike interest rates. Despite the challenging operating environment, however, results from the Fund’s holdings have been relatively resilient, in our view. We remain confident in their ability to grow earnings over the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

1	The dividend payout ratio represents the percentage of earnings paid to shareholders in dividends.

2015 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(0.79%)	(2.39%)	7.55%	6.87%
	w/SC2	(6.47%)	(8.02%)	6.28%	6.23%
Class C	w/o SC	(1.08%)	(2.98%)	6.85%	6.14%
	w/SC3	(2.07%)	(3.94%)	6.85%	6.14%
Class R4	w/o SC	(0.92%)	(2.67%)	7.29%	6.59%
Institutional Service Class[4,5]	w/o SC	(0.71%)	(2.05%)	7.82%	7.00%
Institutional Class[4]	w/o SC	(0.56%)	(1.98%)	7.91%	7.07%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Institutional Class shares of the Predecessor Fund. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Service Class shares would only differ to the extent of the differences in expenses of the classes.

Semi-Annual Report 2015

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index, MSCI All Country World Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is a free float-adjusted, market capitalization weighted index that captures large and mid cap representation across 23 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed market countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the US. The emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	92.3%
Preferred Stocks	7.2%
Repurchase Agreement	1.4%
Liabilities in excess of other assets	(0.9)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	17.5%
Financials	17.0%
Industrials	12.6%
Energy	12.5%
Information Technology	12.5%
Health Care	12.0%
Materials	9.7%
Consumer Discretionary	2.9%
Telecommunication Services	2.8%
Utilities	—%
Other	0.5%
100.0%

Amounts listed as “-” are 0% or round to 0%

Top Holdings*
CVS Health Corp.	3.9%
EOG Resources, Inc.	3.9%
Roche Holding AG	3.8%
Novartis AG	3.7%
Banco Bradesco SA, ADR, Preferred Shares	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.1%
Oracle Corp.	3.0%
British American Tobacco PLC	2.9%
Shin-Etsu Chemical Co. Ltd.	2.8%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	2.6%
Other	67.2%
100.0%

Top Countries
United States	34.0%
United Kingdom	15.7%
Switzerland	12.0%
Japan	7.8%
Sweden	4.8%
Brazil	4.6%
Hong Kong	4.1%
Canada	3.8%
Taiwan	3.1%
Republic of South Korea	2.6%
Other	7.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Semi-Annual Report

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.3%)
CANADA (3.8%)
Industrials (1.9%)
Canadian National Railway Co.	32,300	$2,085,512
Materials (1.9%)
Potash Corp. of Saskatchewan, Inc.	62,800	2,050,824
		4,136,336
FRANCE (1.4%)
Industrials (1.4%)
Schneider Electric SE (a)	21,200	1,584,666
HONG KONG (4.1%)
Financials (3.2%)
AIA Group Ltd. (a)	352,300	2,342,962
Swire Pacific Ltd., Class A (a)	81,300	1,097,558
		3,440,520
Industrials (0.9%)
Jardine Matheson Holdings Ltd. (a)	16,900	1,044,131
		4,484,651
ITALY (2.2%)
Energy (2.2%)
Tenaris SA, ADR	78,100	2,401,575
JAPAN (7.8%)
Consumer Staples (2.1%)
Japan Tobacco, Inc. (a)	66,300	2,315,253
Financials (1.1%)
Daito Trust Construction Co. Ltd. (a)	10,300	1,199,441
Industrials (1.8%)
FANUC Corp. (a)	8,710	1,915,875
Materials (2.8%)
Shin-Etsu Chemical Co. Ltd. (a)	49,300	3,013,650
		8,444,219
MEXICO (2.0%)
Consumer Staples (2.0%)
Fomento Economico Mexicano SAB de CV, ADR	24,100	2,180,809
SINGAPORE (1.1%)
Financials (1.1%)
City Developments Ltd. (a)	147,800	1,189,191
SOUTH AFRICA (1.7%)
Telecommunication Services (1.7%)
MTN Group Ltd. (a)	93,600	1,879,386
SWEDEN (4.8%)
Financials (1.5%)
Nordea Bank AB (a)	124,700	1,584,332
Industrials (2.0%)
Atlas Copco AB, A Shares (a)	70,400	2,197,394
Information Technology (1.3%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	130,800	$1,430,530
		5,212,256
SWITZERLAND (12.0%)
Consumer Staples (2.0%)
Nestle SA (a)	28,300	2,195,633
Financials (2.5%)
Zurich Insurance Group AG (a)(b)	8,700	2,685,283
Health Care (7.5%)
Novartis AG (a)	39,200	4,001,227
Roche Holding AG (a)	14,400	4,120,633
		8,121,860
		13,002,776
TAIWAN (3.1%)
Information Technology (3.1%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	136,800	3,343,392
UNITED KINGDOM (15.7%)
Consumer Staples (2.9%)
British American Tobacco PLC (a)	57,200	3,142,773
Energy (2.5%)
Royal Dutch Shell PLC, B Shares (a)	84,700	2,711,737
Financials (4.5%)
HSBC Holdings PLC (a)	254,030	2,537,632
Standard Chartered PLC (a)	141,900	2,323,215
		4,860,847
Industrials (2.7%)
Experian PLC (a)	61,900	1,105,551
Rolls-Royce Holdings PLC (b)	16,172,700	24,825
Rolls-Royce Holdings PLC (a)(b)	114,700	1,828,650
		2,959,026
Materials (2.0%)
BHP Billiton PLC (a)	91,800	2,206,547
Telecommunication Services (1.1%)
Vodafone Group PLC (a)	319,600	1,126,017
Utilities (0.0%)
Centrica PLC (a)	7,164	27,972
		17,034,919
UNITED STATES (32.6%)
Consumer Discretionary (2.9%)
Comcast Corp., Class A	36,700	2,119,792
TJX Cos., Inc.	15,900	1,026,186
		3,145,978

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Consumer Staples (8.5%)
CVS Health Corp.	43,100	$4,279,399
PepsiCo, Inc.	28,500	2,710,920
Philip Morris International, Inc.	27,700	2,312,119
		9,302,438
Energy (7.8%)
Chevron Corp.	15,800	1,754,748
EOG Resources, Inc.	42,900	4,244,955
Schlumberger Ltd.	26,100	2,469,321
		8,469,024
Health Care (4.5%)
Baxter International, Inc.	32,000	2,199,680
Johnson & Johnson	26,700	2,648,640
		4,848,320
Industrials (1.9%)
United Technologies Corp.	18,300	2,081,625
Information Technology (5.5%)
Cognizant Technology Solutions Corp., Class A (b)	17,880	1,046,695
Oracle Corp.	76,300	3,328,206
Visa, Inc., Class A	24,400	1,611,620
		5,986,521
Materials (1.5%)
Praxair, Inc.	13,050	1,591,187
		35,425,093
Total Common Stocks		100,319,269
PREFERRED STOCKS (7.2%)
BRAZIL (4.6%)
Financials (3.1%)
Banco Bradesco SA, ADR, Preferred Shares	317,869	3,398,020
Materials (1.5%)
Vale SA, ADR, Preferred Shares	267,500	1,618,375
		5,016,395
REPUBLIC OF SOUTH KOREA (2.6%)
Information Technology (2.6%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	5,543	2,788,129
Total Preferred Stocks		7,804,524
REPURCHASE AGREEMENT (1.4%)
UNITED STATES (1.4%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $1,562,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $1,594,413	$1,562,000	1,562,000
Total Repurchase Agreement		1,562,000
Total Investments (Cost $99,630,358) (d)—100.9%		109,685,793

Liabilities in excess of other assets—(0.9)%		(993,072)
Net Assets—100.0%		$108,692,721

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources Fund (Class A shares at net asset value net of fees) returned -6.56% for the six-month period ended April 30, 2015 versus the 5.24% return of its benchmark, the MSCI All Country (AC) World Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 56 funds) was -3.09% for the period.

Weakness in commodity prices weighed on resources stocks, which lagged the rise in the broader global stock market over the period. The New York Mercantile Exchange oil price fell by nearly 50%, sinking below US$50 a barrel at one point, after the Organization of Petroleum Exporting Countries maintained output levels despite falling prices amid a decline in demand. OPEC acted to protect market share and to “shake out” less efficient rivals. Investor sentiment was also hurt by the prospect of a spike in oil supply from Iran, as the country entered the final stage of talks over a U.S.-led nuclear deal that could lead to the easing of sanctions.

Towards the end of the reporting period, a rebound in oil prices buoyed resources stocks. This was due to expectations that the worst of the oil slump could be over amid slowing U.S. shale output. Nonetheless, the oil price closed more than 25% lower over the six-month period. The gold price edged higher, as demand for safe-haven assets weakened on improving risk appetite. Meanwhile, iron ore prices sank to their lowest levels since the global financial crisis, hovering around US$50 a ton, although they regained some lost ground towards the latter part of the review period.

Key detractors from Fund performance for the period included global specialist steel-pipe maker Tenaris and Brazilian miner Vale. Tenaris announced lower-than-expected quarterly earnings, as sales to Europe and shipments of high-margin products to Africa and the Middle East fell sharply. Vale’s credit rating was cut a notch to BBB+ by Standard & Poor’s,* owing to the worsening outlook for iron ore. Although the company’s iron ore output exceeded forecasts, buoyed by record production at its flagship Brazilian mine, its base metals division submitted a disappointing scorecard, in our view. The Fund’s holding in Wilson Sons also hindered performance as the port operator reported losses in the third quarter.

Key contributors to Fund performance among individual holdings included UK-based oil company BG Group, the target of a US$70 billion acquisition by Royal Dutch Shell, in the largest energy deal in more than a decade. The company’s results remained decent, in our opinion, although it booked a US$8.9 billion impairment charge on its pipelines and oil rigs. Another solid performer was industrial gases producer Air Liquide, which posted strong 2014 earnings aided by cost-cuts. Management subsequently upgraded its earnings outlook for 2015. The position in BHP Billiton also boosted Fund performance, as the miner reported positive results for the first half of its 2015 fiscal year, achieving production growth and better cost and capital efficiencies despite a challenging commodity-price environment. Furthermore, the company maintained a progressive dividend policy, remaining committed to cost and capital management initiatives in an effort to improve shareholder value.

During the period, we initiated four holdings: BASF, the world’s top-ranked chemical maker; Compass Minerals, which is the largest rock-salt producer in North America and the UK and manufactures magnesium chloride and plant fertilizers, among others; KWS SAAT, the fifth-largest seed producer globally based on sales; and Weir Group, a major industrial pump and valve manufacturer. Conversely, we sold the Fund’s shares in Brazilian state-owned oil company Petrobras because of the deteriorating quality of its business.

We are cautious about the near-term outlook for global resources stocks, as expectations of U.S. monetary policy moves continue to drive market sentiment. The U.S. Federal Reserve’s monetary policy normalization remains on track, in our view, although the timing of a rate hike appears to be pushed further down the year from June. We believe that this is likely to support the already strong U.S. dollar and weaken gold’s investment appeal. Therefore, we still see short-term weakness in gold prices. Meanwhile, we feel that persistent concerns over oversupply and muted demand point to further volatility in the oil price. There is still little clarity on how the market is adjusting to the sharp fall in prices.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

The natural resources industry can be significantly affected by events relating to international political and economic developments, energy

*	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Semi-Annual Report 2015

Aberdeen Global Natural Resources Fund (Unaudited) (concluded)

conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Semi-Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†	1 Yr.	5 Yr.		10 yr
Class A	w/o SC	(6.56%)	(14.96%)	(2.25%	)	5.96%
	w/SC2	(11.95%)	(19.86%)	(3.40%	)	5.33%
Class C	w/o SC	(6.84%)	(15.51%)	(2.90%	)	5.23%
	w/SC3	(7.77%)	(16.35%)	(2.90%	)	5.23%
Class R4	w/o SC	(6.70%)	(15.16%)	(2.45%	)	5.72%
Institutional Service Class[4]	w/o SC	(6.35%)	(14.68%)	(1.93%	)	6.28%
Institutional Class[4]	w/o SC	(6.35%)	(14.67%)	(1.94%	)	6.27%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2015

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, the Morgan Stanley Capital International (MSCI) All Country World Index, the S&P Global Natural Resources Index™, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World Index is a free float-adjusted capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed market countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the US. The emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, with exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	96.6%
Preferred Stocks	2.8%
Other assets in excess of liabilities	0.6%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Materials	49.5%
Energy	42.9%
Industrials	6.0%
Consumer Staples	1.0%
Other	0.6%
100.0%

Top Holdings
BHP Billiton PLC	6.6%
EOG Resources, Inc.	6.3%
Royal Dutch Shell PLC, B Shares	6.2%
Potash Corp. of Saskatchewan, Inc.	5.2%
Schlumberger Ltd.	5.1%
BG Group PLC	5.0%
Tenaris SA, ADR	4.8%
Vale SA, ADR	4.6%
Rio Tinto PLC	4.5%
Goldcorp, Inc.	4.3%
Other	47.4%
100.0%

2015 Semi-Annual Report

Aberdeen Global Natural Resources Fund (Unaudited) (concluded)

Top Countries
United States	26.3%
United Kingdom	26.1%
Canada	11.5%
Italy	7.9%
Brazil	7.6%
France	6.6%
Germany	5.2%
Japan	4.1%
Chile	2.8%
Netherlands	1.3%
Other	0.6%
100.0%

Semi-Annual Report 2015

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.6%)
BRAZIL (7.6%)
Industrials (3.0%)
Wilson Sons Ltd., BDR	55,200	$570,513
Materials (4.6%)
Vale SA, ADR	112,600	864,768
		1,435,281
CANADA (11.5%)
Industrials (2.0%)
Canadian National Railway Co.	5,800	374,216
Materials (9.5%)
Goldcorp, Inc.	42,800	805,626
Potash Corp. of Saskatchewan, Inc.	30,300	988,992
		1,794,618
		2,168,834
FRANCE (6.6%)
Energy (2.7%)
Total SA (a)	9,600	519,840
Materials (3.9%)
Air Liquide SA (a)	5,600	732,370
		1,252,210
GERMANY (5.2%)
Consumer Staples (1.0%)
KWS Saat SE	600	181,262
Materials (4.2%)
BASF SE (a)	1,900	188,761
Linde AG (a)	3,100	605,770
		794,531
		975,793
ITALY (7.9%)
Energy (7.9%)
Eni SpA (a)	30,100	577,494
Tenaris SA, ADR	29,800	916,350
		1,493,844
JAPAN (4.1%)
Materials (4.1%)
Shin-Etsu Chemical Co. Ltd. (a)	12,500	764,110
NETHERLANDS (1.3%)
Energy (1.3%)
Koninklijke Vopak NV (a)	4,500	236,195
UNITED KINGDOM (26.1%)
Energy (14.0%)
BG Group PLC (a)	51,800	938,282
John Wood Group PLC (a)	51,000	537,358
Royal Dutch Shell PLC, B Shares (a)	36,300	1,162,173
		2,637,813
Industrials (1.0%)
Weir Group PLC (The) (a)	6,700	192,628
Materials (11.1%)
BHP Billiton PLC (a)	51,900	1,247,492
Rio Tinto PLC (a)	19,000	850,270
		2,097,762
		4,928,203
UNITED STATES (26.3%)
Energy (17.0%)
Chevron Corp.	6,300	699,678
EOG Resources, Inc.	12,100	1,197,295
National Oilwell Varco, Inc.	6,500	353,665
Schlumberger Ltd.	10,100	955,561
		3,206,199
Materials (9.3%)
Compass Minerals International, Inc.	2,100	185,493
Monsanto Co.	6,700	763,532
Praxair, Inc.	6,600	804,738
		1,753,763
		4,959,962
Total Common Stocks		18,214,432
PREFERRED STOCKS (2.8%)
CHILE (2.8%)
Materials (2.8%)
Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares	24,300	530,712
Total Preferred Stocks		530,712
Total Investments (Cost $20,765,984) (b)—99.4%		18,745,144

Other assets in excess of liabilities—0.6%		117,110
Net Assets—100.0%		$18,862,254

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at net asset value net of fees) returned 3.25% for the six-month period ended April 30, 2015 versus the 6.70% return of its benchmark, the MSCI World Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small/Mid-Cap Funds (consisting of 43 funds) was 4.46% for the period.

Global small-cap equities, as measured by the MSCI World Small Cap Index, rose during the six-month review period, outperforming their large-cap counterparts, as represented by the MSCI World Index,1 and were buoyed by loose global monetary policy. Although the U.S. Federal Reserve (Fed) officially ended its bond-buying program, the Bank of Japan’s increased stimulus, along with the launch of the European Central Bank’s quantitative easing, kept markets awash with liquidity. China also continued to lower benchmark rates and lenders’ reserve ratios in a bid to spur economic growth, after 2014 gross domestic product missed official targets for the first time in 17 years. However, Brent crude oil prices sank to a five-year low after the Organization of the Petroleum Exporting Countries, following Saudi Arabia’s lead, resisted calls for a cut in output and left production targets unchanged. The sustained drop in oil prices caused turmoil in Russia’s financial markets and the rouble’s collapse, which reverberated worldwide. Market sentiment was further dampened by escalating instability in the Middle East and growing doubts that Greece would reach an agreement with creditors in time to unlock about €7 billion (roughly US$7.8 billion) in bailout funds. Nonetheless, global equities rebounded towards the end of the period, as weaker-than-expected U.S. economic activity sparked hopes of a delayed interest rate hike.

The key individual stock detractors from the Fund’s performance included Brazilian shoe retailer Arezzo, which was hampered by a muted consumer spending environment. Shares of Wilson Sons, a Brazilian marine services provider, also fell on the back of lackluster earnings, attributable mainly to weak performance at its port terminals. UK engineering firm Weir experienced challenging trading conditions in the oil and gas markets, and management expects a further revenue decline in the second quarter of 2015. The company is taking steps to help support profitability, in our view.

The Fund’s holding in Asahi Intecc was a key contributor to performance. Shares of the medical and industrial equipment maker rose sharply on the back of positive quarterly results, reflecting good sales momentum for its mainstay guidewires, while also indicating market share gains in other peripheral devices. Swiss security group Kaba reported better-than-expected organic growth2 for the first half of its 2015 fiscal year, prompting an upward revision to its earnings estimate. Japanese medical equipment maker Sysmex also performed well, with double-digit sales growth across all regions, on the back of healthy demand for its hematology products. The company also benefited from the launch of a cell-analysis product in the U.S., which fueled investors’ expectations of further growth in market share.

Regarding portfolio activity, we exited the Fund’s positions in Hong Kong semiconductor manufacturer ASM Pacific Technology, UK device testing company Anite, and Brazilian fashion retailer Hering. Conversely, we initiated positions in Ace Hardware, the largest “do-it-yourself” store in Indonesia; Ultra Electronics, a UK-listed electronic aircraft parts manufacturer which we feel is trading at an attractive valuation; and U.S. pharmaceutical outsourcing company PAREXEL International, which is exposed to fast-growing industries that in our opinion have the potential for future margin expansion and opportunities for cross-selling.

Hopes of continued loose monetary policy have provided some relief to global stock markets. However, we think that the effect is likely to be temporary, especially in economies where structural weaknesses persist. While some of the Fund’s holdings have benefited from the run-up in the global equity markets, we believe that stock prices are starting to appear frothy, especially against the backdrop of a global economic slowdown. Consequently, we believe that share prices may be due for a correction when the Fed eventually decides to hike interest rates. Despite the challenging operating environment, however, results from the Fund’s holdings have been relatively resilient, in our view. We remain confident in their ability to grow earnings over the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

1	The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities. Indexes are unmanaged and provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	Organic growth is the growth rate that a company can achieve by increasing output and enhancing sales. This excludes any profits or growth acquired from takeovers, acquisitions or mergers.

Semi-Annual Report 2015

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A2	w/o SC	3.25%		2.96%		11.67%	6.31%
	w/SC3	(2.69%	)	(2.95%	)	10.35%	5.68%
Class C	w/o SC	2.89%		2.24%		10.90%	5.55%
	w/SC4	1.92%		1.28%		10.90%	5.55%
Class R5,6	w/o SC	3.03%		2.58%		11.38%	6.04%
Institutional Service Class [5,7]	w/o SC	3.23%		2.99%		11.83%	6.40%
Institutional Class[5,8]	w/o SC	3.34%		3.24%		11.94%	6.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009, are based on the performance of Common Class shares of the Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares for periods prior to July 20, 2009 are based on the performance of Adviser Class shares of the Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares, would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

2015 Semi-Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is a free float-adjusted, market capitalization-weighted index comprised of small cap companies from 23 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	95.4%
Preferred Stocks	2.8%
Repurchase Agreement	0.5%
Other assets in excess of liabilities	1.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	23.5%
Health Care	15.0%
Materials	14.8%
Industrials	14.7%
Financials	13.2%
Consumer Discretionary	9.5%
Energy	2.5%
Telecommunication Services	2.0%
Information Technology	1.5%
Utilities	1.5%
Other	1.8%
100.0%

Top Holdings*
Castrol (India) Ltd.	3.2%
Barry Callebaut AG	3.0%
OdontoPrev SA	2.9%
Embotelladora Andina SA, Class B, Preferred Shares	2.8%
Raffles Medical Group Ltd.	2.6%
John Wood Group PLC	2.5%
Arezzo Industria e Comercio SA	2.5%
Jones Lang LaSalle, Inc.	2.5%
Clicks Group Ltd.	2.4%
Symrise AG	2.4%
Other	73.2%
100.0%

Top Countries
United Kingdom	23.0%
United States	12.6%
Brazil	8.7%
Japan	7.2%
Germany	7.0%
Switzerland	5.4%
India	4.8%
South Africa	4.0%
Hong Kong	4.0%
Chile	3.8%
Other	19.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2015

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.4%)
AUSTRALIA (1.5%)
Consumer Discretionary (1.5%)
ARB Corp. Ltd. (a)	210,000	$2,082,595
BRAZIL (8.7%)
Consumer Discretionary (2.5%)
Arezzo Industria e Comercio SA	423,600	3,454,373
Financials (2.3%)
Iguatemi Empresa de Shopping Centers SA	353,500	3,167,825
Health Care (2.9%)
OdontoPrev SA	1,149,000	4,004,215
Industrials (1.0%)
Wilson Sons Ltd., BDR	131,500	1,359,103
		11,985,516
CANADA (1.0%)
Financials (1.0%)
Canadian Western Bank	54,600	1,419,645
CHILE (1.0%)
Consumer Staples (1.0%)
Vina Concha y Toro SA	672,200	1,368,908
FRANCE (1.5%)
Health Care (1.5%)
Virbac SA	8,100	2,110,969
GERMANY (7.0%)
Consumer Discretionary (1.0%)
Fielmann AG (a)	20,400	1,385,697
Consumer Staples (1.6%)
KWS Saat SE	7,000	2,114,719
Materials (4.4%)
Fuchs Petrolub SE (a)	73,900	2,757,221
Symrise AG (a)	55,600	3,371,216
		6,128,437
		9,628,853
HONG KONG (4.0%)
Consumer Discretionary (2.0%)
Cafe de Coral Holdings Ltd. (a)	748,000	2,785,359
Telecommunication Services (2.0%)
Asia Satellite Telecommunications Holdings Ltd. (a)	774,000	2,741,467
		5,526,826
INDIA (4.8%)
Health Care (1.6%)
Sanofi India Ltd.	41,200	2,153,538
Materials (3.2%)
Castrol (India) Ltd. (a)	645,755	4,495,465
		6,649,003
INDONESIA (0.5%)
Consumer Discretionary (0.5%)
Ace Hardware Indonesia Tbk PT (a)	15,024,800	747,209
ISRAEL (3.5%)
Consumer Staples (3.5%)
Osem Investments Ltd. (a)	99,900	2,133,059
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (a)	67,900	2,751,971
		4,885,030
JAPAN (7.2%)
Consumer Staples (2.3%)
Calbee, Inc. (a)	79,800	3,249,026
Health Care (3.9%)
Asahi Intecc Co. Ltd. (a)	42,800	2,635,761
Sysmex Corp. (a)	48,800	2,700,188
		5,335,949
Industrials (1.0%)
Nabtesco Corp. (a)	49,600	1,364,200
		9,949,175
MALAYSIA (1.5%)
Consumer Staples (1.5%)
Carlsberg Brewery Malaysia Bhd (a)	546,400	2,053,547
MEXICO (0.9%)
Industrials (0.9%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	91,800	1,298,795
SINGAPORE (2.6%)
Health Care (2.6%)
Raffles Medical Group Ltd.	1,204,600	3,668,786
SOUTH AFRICA (4.0%)
Consumer Staples (2.4%)
Clicks Group Ltd. (a)	444,000	3,402,667
Financials (1.6%)
JSE Ltd.	196,100	2,193,715
		5,596,382
SPAIN (2.0%)
Consumer Staples (2.0%)
Viscofan SA (a)	42,800	2,720,344
SWITZERLAND (5.4%)
Consumer Staples (3.0%)
Barry Callebaut AG (a)(b)	3,450	4,185,263
Industrials (2.4%)
Kaba Holding AG, Class B (a)(b)	5,000	3,283,835
		7,469,098
THAILAND (3.2%)
Financials (1.7%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (c)	5,686,700	2,346,098

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
Utilities (1.5%)
Electricity Generating PCL, Foreign Shares (a)	445,000	$2,040,193
		4,386,291
UNITED KINGDOM (23.0%)
Consumer Discretionary (2.0%)
Millennium & Copthorne Hotels PLC	310,800	2,759,895
Consumer Staples (1.5%)
PZ Cussons PLC (a)	376,500	2,062,843
Energy (2.5%)
John Wood Group PLC (a)	330,600	3,483,346
Financials (4.1%)
Close Brothers Group PLC (a)	118,800	2,777,002
Rathbone Brothers PLC	86,600	2,844,723
		5,621,725
Health Care (1.5%)
Dechra Pharmaceuticals PLC	134,400	2,110,489
Industrials (7.0%)
Rotork PLC (a)	76,700	2,767,750
Spirax-Sarco Engineering PLC (a)	52,600	2,722,735
Ultra Electronics Holdings PLC (a)	44,000	1,170,093
Weir Group PLC (The) (a)	104,100	2,992,923
		9,653,501
Information Technology (1.5%)
Oxford Instruments PLC (a)	149,600	2,129,722
Materials (2.9%)
Croda International PLC (a)	30,700	1,332,279
Victrex PLC (a)	90,800	2,748,209
		4,080,488
		31,902,009
UNITED STATES (12.1%)
Consumer Staples (1.9%)
Casey’s General Stores, Inc.	32,600	2,679,068
Financials (2.5%)
Jones Lang LaSalle, Inc.	20,800	3,454,048
Health Care (1.0%)
PAREXEL International Corp. (b)	20,500	1,303,287
Industrials (2.4%)
RBC Bearings, Inc.	45,500	3,321,045
Materials (4.3%)
Compass Minerals International, Inc.	30,600	2,702,898
Silgan Holdings, Inc.	61,300	3,302,231
		6,005,129
		16,762,577
Total Common Stocks		132,211,558
PREFERRED STOCKS (2.8%)
CHILE (2.8%)
Consumer Staples (2.8%)
Embotelladora Andina SA, Class B, Preferred Shares	1,225,600	3,905,128
Total Preferred Stocks		3,905,128
REPURCHASE AGREEMENT (0.5%)
UNITED STATES (0.5%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $633,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $647,513	$633,000	633,000
Total Repurchase Agreement		633,000
Total Investments (Cost $122,202,788) (d)—98.7%		136,749,686

Other assets in excess of liabilities—1.3%		1,822,910
Net Assets—100.0%		$138,572,596

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	As of April 30, 2015, security is a closed-end fund incorporated in Thailand.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at net asset value net of fees) returned 0.03% for the six-month period ended April 30, 2015 versus the 5.78% return of its benchmark, the MSCI All Country World ex U.S. Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 45 funds) was 5.71% for the period.

International equities rose during the six-month review period, buoyed by loose global monetary policy. Although the U.S. Federal Reserve (Fed) officially ended its bond-buying program, the Bank of Japan’s increased stimulus, along with the launch of the European Central Bank’s quantitative easing, kept markets awash with liquidity. China also continued to lower benchmark rates and lenders’ reserve ratios in a bid to spur economic growth, after 2014 gross domestic product missed official targets for the first time in 17 years. However, Brent crude oil prices sank to a five-year low after the Organization of the Petroleum Exporting Countries, following Saudi Arabia’s lead, resisted calls for a cut in output and left production targets unchanged. The sustained drop in oil prices caused turmoil in Russia’s financial markets and the rouble’s collapse, which reverberated worldwide. Market sentiment was further dampened by escalating instability in the Middle East and growing doubts that Greece would reach an agreement with creditors in time to unlock about €7 billion (roughly US$7.8 billion) in bailout funds. Nonetheless, international equities rebounded towards the end of the period, as weaker-than-expected U.S. economic activity sparked hopes of a delayed interest rate hike.

The Fund’s holding in Brazilian miner Vale was a key detractor from performance for the reporting period. The company’s credit rating was downgraded by Standard and Poor’s (S&P), reflecting expectations that it will be hampered in the near term by depressed iron ore prices. Another Brazilian holding, Banco Bradesco, also hindered Fund performance as dissatisfaction over the state of the economy and the unfolding corruption scandal of state-owned oil company Petrobras weighed on the broader market. Despite reporting decent quarterly results that were driven by healthy interest and fee income, shares of the lender fell along with other local banks on worries that the government’s decision to hike taxes on personal loans may slow lending growth.

Meanwhile, falling crude prices have curtailed capital expenditure in the energy sector, which has in turn hurt the bottom lines of oil services companies such as Fund holding Tenaris. Reduced U.S. drilling activity, as well as de-stocking in the Middle East and Africa, also weighed on the steel pipe-maker’s results.

Conversely, top contributors to Fund performance included Japanese robot-maker Fanuc, Hong Kong-based insurance company AIA, and Swiss drug-maker Novartis. Fanuc’s shares rose after management announced plans to set up a shareholder relations department, in the wake of the government’s new corporate governance rules. The company subsequently released full-year 2014 results that generally

1	The dividend payout ratio represents the percentage of earnings paid to shareholders in dividends.

met the market’s expectations, raised its dividend payout ratio1 from 30% to 60%, and adopted a flexible share-buyback policy. AIA delivered excellent full-year results on the back of resilient volumes and widening margins. Novartis reported virtually flat year-over-year sales and operating income for its full-year results, but proposed a 6% dividend increase and indicated a positive outlook for 2015 as a result of recent drug successes and a portfolio overhaul.

During the reporting period, we initiated positions in Israel-based IT services company Check Point Software and German healthcare services provider Fresenius Medical Care. In our view, Check Point Software has a strong market position within infrastructure software and network security, while we believe that Fresenius Medical Care is well placed to benefit from aging population trends and steady growth in the global dialysis market. In contrast, we sold the Fund’s shares in Petrobras because of the deterioration in its business quality. We also exited the position in UK utility company Centrica due to increased regulatory and political interference; integrated energy company Eni on our concerns over the sustainability of its dividend; and PetroChina following a period of relative share price strength.

Hopes of continued loose monetary policy have provided some relief to global stock markets. However, we think that the effect is likely to be temporary, especially in economies where structural weaknesses persist. While some of the Fund’s holdings have benefited from the run-up in the global equity markets, we believe that stock prices are starting to appear frothy, especially against the backdrop of a global economic slowdown. Consequently, we believe that share prices may be due for a correction when the Fed eventually decides to hike interest rates. Despite the challenging operating environment, however, results from the Fund’s holdings have been relatively resilient, in our view. We remain confident in their ability to grow earnings over the long term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2015 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2015

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	0.03%		(3.96%	)	6.58%	8.05%
	w/SC2	(5.75%	)	(9.49%	)	5.32%	7.41%
Class C	w/o SC	(0.29%	)	(4.64%	)	5.83%	7.31%
	w/SC3	(1.29%	)	(5.58%	)	5.83%	7.31%
Class R4	w/o SC	(0.19%	)	(4.27%	)	6.32%	7.80%
Institutional Service Class[4]	w/o SC	0.06%		(3.82%	)	6.76%	8.30%
Institutional Class[4]	w/o SC	0.13%		(3.68%	)	6.89%	8.37%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2015 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex-US Index and the Consumer Price Index (CPI) over a 10-year period ending April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-US Index is a free float-adjusted, market capitalization-weighted index that captures large, mid and small capitalization representation across 22 of 23 developed markets countries (excluding the US) including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK; and 23 emerging markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	86.4%
Preferred Stocks	8.5%
Repurchase Agreement	3.8%
Other assets in excess of liabilities	1.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	19.5%
Industrials	16.9%
Consumer Staples	15.0%
Materials	10.7%
Health Care	9.6%
Information Technology	9.6%
Telecommunication Services	6.7%
Energy	6.0%
Utilities	0.9%
Other	5.1%
100.0%

Semi-Annual Report 2015

Aberdeen International Equity Fund (Unaudited) (concluded)

Top Holdings*
Novartis AG	4.4%
Roche Holding AG	4.2%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.9%
Japan Tobacco, Inc.	3.6%
Nestle SA	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%
British American Tobacco PLC	3.3%
FANUC Corp.	2.8%
Shin-Etsu Chemical Co. Ltd.	2.7%
Banco Bradesco SA, ADR, Preferred Shares	2.7%
Other	65.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United Kingdom	20.6%
Switzerland	16.0%
Japan	10.1%
Singapore	6.1%
Hong Kong	5.4%
Canada	5.0%
Sweden	5.0%
Brazil	4.6%
France	4.1%
Republic of South Korea	3.9%
Other	19.2%
100.0%

2015 Semi-Annual Report

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (86.4%)
CANADA (5.0%)
Industrials (2.0%)
Canadian National Railway Co.	277,500	$17,917,323
Materials (1.9%)
Potash Corp. of Saskatchewan, Inc.	540,100	17,637,745
Telecommunication Services (1.1%)
TELUS Corp.	277,100	9,584,238
		45,139,306
FRANCE (4.1%)
Consumer Staples (1.8%)
Casino Guichard-Perrachon SA (a)	189,400	16,748,167
Industrials (1.4%)
Schneider Electric SE (a)	167,600	12,527,828
Utilities (0.9%)
GDF Suez (a)	386,900	7,872,018
		37,148,013
GERMANY (2.5%)
Health Care (1.0%)
Fresenius Medical Care AG & Co. KGaA (a)	104,000	8,740,327
Materials (1.5%)
Linde AG (a)	70,600	13,795,916
		22,536,243
HONG KONG (5.4%)
Financials (3.7%)
AIA Group Ltd. (a)	3,405,100	22,645,530
Swire Pacific Ltd., Class A (a)	818,500	11,049,824
		33,695,354
Industrials (1.7%)
Jardine Matheson Holdings Ltd. (a)	240,900	14,883,506
		48,578,860
ISRAEL (0.9%)
Information Technology (0.9%)
Check Point Software Technologies Ltd. (b)	105,000	8,765,400
ITALY (2.3%)
Energy (2.3%)
Tenaris SA, ADR	686,900	21,122,175
JAPAN (10.1%)
Consumer Staples (3.6%)
Japan Tobacco, Inc. (a)	929,800	32,469,419
Financials (1.0%)
Daito Trust Construction Co. Ltd. (a)	75,200	8,757,086
Industrials (2.8%)
FANUC Corp. (a)	115,800	25,471,677
Materials (2.7%)
Shin-Etsu Chemical Co. Ltd. (a)	407,599	24,916,037
		91,614,219
MEXICO (2.7%)
Consumer Staples (2.7%)
Fomento Economico Mexicano SAB de CV, ADR	268,500	24,296,565
SINGAPORE (6.1%)
Financials (3.9%)
City Developments Ltd. (a)	1,695,000	13,637,880
Oversea-Chinese Banking Corp. Ltd. (a)	2,654,082	21,372,990
		35,010,870
Telecommunication Services (2.2%)
Singapore Telecommunications Ltd. (a)	5,956,000	19,902,547
		54,913,417
SOUTH AFRICA (2.3%)
Telecommunication Services (2.3%)
MTN Group Ltd. (a)	1,026,200	20,604,981
SWEDEN (5.0%)
Financials (1.4%)
Nordea Bank AB (a)	1,012,600	12,865,228
Industrials (2.2%)
Atlas Copco AB, A Shares (a)	644,706	20,123,199
Information Technology (1.4%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	1,107,800	12,115,761
		45,104,188
SWITZERLAND (16.0%)
Consumer Staples (3.6%)
Nestle SA (a)	417,300	32,375,892
Financials (2.6%)
Zurich Insurance Group AG (a)(b)	76,300	23,550,236
Health Care (8.6%)
Novartis AG (a)	389,600	39,767,296
Roche Holding AG (a)	133,300	38,144,474
		77,911,770
Industrials (1.2%)
Schindler Holding AG (a)	63,000	10,657,575
		144,495,473
TAIWAN (3.4%)
Information Technology (3.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	6,359,000	30,613,953
UNITED KINGDOM (20.6%)
Consumer Staples (3.3%)
British American Tobacco PLC (a)	544,700	29,927,767

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Energy (3.7%)
John Wood Group PLC (a)	1,105,400	$11,646,978
Royal Dutch Shell PLC, B Shares (a)	687,400	22,007,654
		33,654,632
Financials (4.2%)
HSBC Holdings PLC (a)	1,950,578	19,485,294
Standard Chartered PLC (a)	1,132,885	18,547,819
		38,033,113
Industrials (5.6%)
Experian PLC (a)	1,015,100	18,129,961
Rolls-Royce Holdings PLC (b)	177,942,000	273,141
Rolls-Royce Holdings PLC (a)(b)	1,262,000	20,119,939
Weir Group PLC (The) (a)	429,300	12,342,575
		50,865,616
Materials (2.7%)
BHP Billiton PLC (a)	1,007,700	24,221,541
Telecommunication Services (1.1%)
Vodafone Group PLC (a)	2,790,824	9,832,648
		186,535,317
Total Common Stocks		781,468,110
PREFERRED STOCKS (8.5%)
BRAZIL (4.6%)
Financials (2.7%)
Banco Bradesco SA, ADR, Preferred Shares	2,287,294	24,451,173
Materials (1.9%)
Vale SA, ADR, Preferred Shares	2,912,400	17,620,020
		42,071,193
REPUBLIC OF SOUTH KOREA (3.9%)
Information Technology (3.9%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	69,700	35,059,100
Total Preferred Stocks		77,130,293
REPURCHASE AGREEMENT (3.8%)
UNITED STATES (3.8%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $34,255,000 collateralized by U.S. Treasury Note, maturing 02/15/2041; total market value of $34,944,788	$34,255,000	34,255,000
Total Repurchase Agreement		34,255,000
Total Investments (Cost $790,745,641) (d)—98.7%		892,853,403

Other assets in excess of liabilities—1.3%		11,841,040
Net Assets—100.0%		$904,694,443

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

The Aberdeen Latin American Equity Fund (Class A shares at net asset value net of fees) returned -12.24% for the six-month period ended April 30, 2015 versus the -13.42% return of its benchmark, the MSCI Emerging Markets Latin America 10/40 Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Latin American Funds (consisting of 29 funds) was -13.57% for the period.

Latin American markets declined during the six–month reporting period, underperforming the broader emerging markets asset class. Most regional currencies fell sharply against the U.S. dollar, reflecting low commodity prices and flagging economic prospects. The plunging oil price weighed on the public finances of net energy exporters such as Colombia and Mexico. Chile, a net oil importer, outperformed the regional market, although investors’ concerns about the new government’s proposed labor reforms curbed gains. The Brazilian stock market lagged as dissatisfaction over the economy and the unfolding corruption scandal at state-owned oil company Petrobras culminated in mass demonstrations calling for President Rousseff’s impeachment. The central bank extended its tightening cycle, raising its benchmark rate to 13.25% in a bid to curb inflation. Nonetheless, Latin American equities rebounded towards the end of the period, as weaker-than-expected U.S. economic activity sparked hopes of a delayed interest rate hike by the U.S. Federal Reserve (Fed).

The Fund’s holding in Brazilian retailer Lojas Renner was a key contributor to the relative return for the reporting period. The company posted strong quarterly results despite the challenging consumer environment, underpinned by substantial sales growth and effective cost controls. Shares of fuel and chemical company Ultrapar also performed well on the back of good results. Better-than-expected margins at its Ipiranga division were due to a better sales mix, economies of scale and the fuel price hikes in November 2014. Additionally, the Fund’s lack of exposure to education company Kroton Educacional contributed to performance, as its shares declined due to the Brazilian government’s funding cuts to the education sector.

Conversely, Fund performance was hindered by the position in infrastructure company Grana y Montero, as its shares fell because of slower economic growth in Peru and concerns about its future project pipeline. In Brazil, the Fund’s holdings in retailers Arezzo and Hering weighed on performance, as their shares were hampered by the muted consumer environment. Hering also saw lackluster sales and margin pressure from increased promotional activity.

Regarding portfolio activity over the reporting period, we exited the position in Petrobras on our growing concerns about governance shortcomings, escalating leverage, and the increasing politicization of the company. Conversely, we initiated a position in Iguatemi, a Brazilian mall operator which in our opinion has well-located malls and a strong tenant base. We also established new holdings in two Mexican companies: Arca Continental, the country’s second-largest Coca-Cola bottler, as we believe it has decent governance standards and solid growth prospects, and Banco Santander Mexico, a well-run lender, in our view, with an established domestic market position.

We believe that global market volatility is likely to persist as central bank policies diverge. While China, Europe and Japan are increasingly accommodative, the Fed seems headed for the opposite track. We think that Latin American markets will not be immune to knee-jerk currency fluctuations and capital outflows when a U.S. rate hike eventually comes to fruition. Then there are also domestic issues with which to contend. In Brazil, with government approval ratings at historical lows and interest rates currently among the highest in the world, we feel that the Rousseff administration has increasingly little scope for further fiscal and monetary tightening. Despite what we view as commendable efforts at reform, Mexico and Chile have seen government credibility dented by corruption scandals. Both governments have proposed anti-graft initiatives; whether these will be enough to restore voter confidence remains unclear, in our opinion.

Nonetheless, we believe that there is cause for optimism on the corporate front. Many of the Fund’s holdings have remained resilient in the face of broader market declines, supported by encouraging long-term prospects, in our view. While we do not think that corporate earnings growth is likely to accelerate drastically in the near future, well-run companies are focusing on maintaining margins and market share, which in our view may position them for an eventual rebound.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Concentrating investments in Latin America subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be

Semi-Annual Report 2015

Aberdeen Latin American Equity Fund (Unaudited) (concluded)

characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Semi-Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2015)		Six Month†		1 Yr.		Inception[1]
Class A	w/o SC	(12.24%	)	(17.55%	)	(15.03%	)
	w/SC2	(17.25%	)	(22.30%	)	(17.39%	)
Class C	w/o SC	(12.48%	)	(17.98%	)	(15.59%	)
	w/SC3	(13.35%	)	(18.80%	)	(15.59%	)
Class R4	w/o SC	(12.17%	)	(17.61%	)	(15.16%	)
Institutional Service Class[4]	w/o SC	(12.01%	)	(17.23%	)	(14.76%	)
Institutional Class[4]	w/o SC	(12.01%	)	(17.23%	)	(14.76%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2015

Aberdeen Latin American Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Latin American Equity Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America 10/40 Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI EM Latin America 10/40 Index represents a constrained version of the MSCI EM Latin America Index, which is a free-float adjusted, market capitalization-weighted index that captures large and mid cap representation across 5 emerging markets countries in Latin America: Brazil, Chile, Colombia, Mexico and Peru.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Common Stocks	95.6%
Preferred Stocks	1.2%
Other assets in excess of liabilities	3.2%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	31.8%
Consumer Staples	25.4%
Industrials	12.4%
Consumer Discretionary	10.7%
Energy	6.8%
Materials	6.8%
Health Care	1.6%
Information Technology	1.3%
Other	3.2%
100.0%

Top Holdings
Banco Bradesco SA	7.5%
Itau Unibanco Holding SA	6.5%
Vale SA	5.6%
Lojas Renner SA	5.2%
Fomento Economico Mexicano SAB de CV, ADR	5.0%
Ultrapar Participacoes SA	4.3%
Grupo Financiero Banorte SAB de CV	4.1%
Multiplan Empreendimentos Imobiliarios SA	3.9%
AMBEV SA	3.6%
Banco Santander Chile, ADR	2.8%
Other	51.5%
100.0%

Top Countries
Brazil	58.4%
Mexico	22.2%
Chile	9.3%
Colombia	2.9%
Argentina	2.5%
Peru	1.5%
Other	3.2%
100.0%

2015 Semi-Annual Report

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Latin American Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.6%)
ARGENTINA (2.5%)
Energy (2.5%)
Tenaris SA, ADR	3,000	$92,250
BRAZIL (57.2%)
Consumer Discretionary (8.3%)
Arezzo Industria e Comercio SA	9,501	77,479
Cia Hering	6,000	34,869
Lojas Renner SA	5,350	186,534
		298,882
Consumer Staples (9.9%)
AMBEV SA	20,828	130,929
BRF SA	4,400	94,047
Natura Cosmeticos SA	5,900	56,397
Souza Cruz SA	8,300	75,756
		357,129
Energy (4.3%)
Ultrapar Participacoes SA	6,800	156,495
Financials (20.9%)
Banco Bradesco SA	27,252	271,711
BM&F Bovespa SA	18,000	74,140
Iguatemi Empresa de Shopping Centers SA	4,000	35,845
Itau Unibanco Holding SA	20,427	235,189
Multiplan Empreendimentos Imobiliarios SA	8,000	140,726
		757,611
Health Care (1.6%)
OdontoPrev SA	16,400	57,153
Industrials (5.3%)
Localiza Rent a Car SA	4,305	50,181
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,600	40,429
WEG SA	8,480	45,173
Wilson Sons Ltd., BDR	5,300	54,777
		190,560
Information Technology (1.3%)
Totvs SA	4,000	46,214
Materials (5.6%)
Vale SA	26,800	201,470
		2,065,514
CHILE (9.3%)
Consumer Discretionary (2.4%)
S.A.C.I. Falabella	11,100	86,923
Consumer Staples (2.6%)
Embotelladora Andina SA, Class A (a)	38,000	93,191
Financials (4.3%)
Banco Santander Chile, ADR	4,700	102,507
Parque Arauco SA	28,808	54,164
		156,671
		336,785
COLOMBIA (2.9%)
Consumer Staples (1.4%)
Almacenes Exito SA	4,600	49,360
Financials (1.5%)
Bancolombia SA	5,300	56,071
		105,431
MEXICO (22.2%)
Consumer Staples (11.5%)
Arca Continental SAB de CV	6,000	36,805
Fomento Economico Mexicano SAB de CV, ADR	2,000	180,980
Kimberly-Clark de Mexico SAB de CV, Class A	25,100	55,265
Organizacion Soriana SAB de CV, Class B	19,200	46,980
Wal-Mart de Mexico SAB de CV	41,300	97,180
		417,210
Financials (5.1%)
Grupo Financiero Banorte SAB de CV	25,916	147,013
Grupo Financiero Santander Mexico SAB de CV, Class B	17,900	36,460
		183,473
Industrials (5.6%)
Grupo Aeroportuario del Centro Norte SAB de CV, ADR (b)	2,500	99,850
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	700	101,199
		201,049
		801,732
PERU (1.5%)
Industrials (1.5%)
Grana y Montero SA, ADR	6,674	53,525
Total Common Stocks		3,455,237
PREFERRED STOCKS (1.2%)
BRAZIL (1.2%)
Materials (1.2%)
Bradespar SA, Preferred Shares	7,500	29,996
Vale SA, ADR, Preferred Shares	2,300	13,915
		43,911
Total Preferred Stocks		43,911
Total Investments (Cost $4,907,375) (c)—96.8%		3,499,148

Other assets in excess of liabilities—3.2%		114,570
Net Assets—100.0%		$3,613,718

(a)	This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.
(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Aberdeen Small Cap Fund (Unaudited)

Aberdeen Small Cap Fund (Class A shares at net asset value net of fees) returned 6.15% for the six-month period ended April 30, 2015 versus 4.65% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 206 funds) was 3.84% for the period.

Major North American equity market indices weathered several periods of volatility and moved higher over the six-month period ended April 30, 2015. Generally positive economic data offset concerns about ongoing geopolitical tensions in the Middle East, along with worries over slowing growth in Europe and Asia. Small-cap stocks modestly outperformed their large-cap counterparts, benefiting primarily from less exposure to the international economy, as well as from currency effects. Small-cap companies generally have significantly less exposure internationally, with approximately 20-25% of their sales derived from outside the U.S. This accompanied a valuation rebound in the asset class following the 2014 calendar year, when price/earnings multiples1 compressed and large-cap equities outperformed. The strongest-performing sectors within the Russell 2000 Index, the small-cap company benchmark, were healthcare and information technology. The healthcare sector maintained its string of outperformance versus the overall market, primarily driven by the biotechnology industry, which has continued to see substantial funding for accelerated drug development. Energy and materials posted negative returns and were the weakest performers for the period amid the ongoing decline in commodity prices due to oversupply, weakening economies in China and the emerging markets, as well as a strong U.S. dollar. The most notable hit to the energy sector came in November 2014, following the decision of the Organization of the Petroleum Exporting Countries to maintain strong production of oil. This further exacerbated the market’s concerns of oversupply; however, energy prices subsequently rebounded sharply in the spring of 2015.

The reporting period saw much speculation regarding U.S. Federal Reserve (Fed) monetary policy and the timing of any interest rate increases. At its December 2014 meeting, the Federal Open Market Committee (FOMC) removed the reference to “considerable time” from its forward guidance. However, its overall statement was balanced, citing healthy U.S. growth tempered with below – historical-trend inflation due to declining energy prices. Fed Chair Janet Yellen spoke favorably about the U.S. economic outlook at a testimony before the Senate Banking committee in late February. However, in April, the Fed acknowledged the slowdown in economic growth, but noted that “with appropriate policy accommodation, economic activity will expand at a moderate pace.” The FOMC maintained the fed funds rate near 0% while reiterating its position that it will increase the federal funds rate when it believes that there is further improvement in the labor market and a modest decline in the inflation rate to its 2% target.

The upturn in the U.S. economy paused in the first quarter of 2015. The Commerce Department’s initial estimate of gross domestic product growth came in at an annualized rate of 0.2% – well below the 2.2% gain seen in the fourth quarter of 2014. An uptick in consumer spending was offset by a sharp decline in exports, which continued to face headwinds from a strong U.S. dollar. U.S. consumers have demonstrated a strong affinity for spending in restaurants and on autos, but the retail sector remains subdued. U.S. employers added roughly 1.3 million jobs over the six-month period, while the unemployment rate dipped 0.3% to 5.4% – its lowest level in seven years. Tempering the outlook, however, the labor force participation rate2 remained near its 37-year trough. Furthermore, wage growth was sluggish, hovering just above the annualized inflation rate for much of the reporting period. In the industrial economy, business has remained tepid and, as the U.S. dollar strengthens, international companies could become relatively more cost-competitive.

Fund performance for the reporting period was enhanced mainly by stock selection in the industrials and financials sectors. The largest individual stock contributors included specialty apparel retailer G-III Apparel Group, Multi-Color Corp., a global maker of consumer packaging labels, and credit reporting services provider Fair Isaac Corp. G-III Apparel benefited mainly from strength in its Calvin Klein-licensed products and G.H. Bass subsidiary, as well as improved margins attributable to its business mix. Multi-Color Corp. saw healthy year-over-year revenue growth over the reporting period, driven by recent acquisitions, higher volumes, pricing strength, and an improved business mix. Fair Isaac’s quarterly results over the period were bolstered mainly by its applications business unit, despite the difficult regulatory environment for its financial services clients.

Conversely, overall positioning in the information technology sector hindered Fund performance for the period. The primary detractors among individual holdings were industrial products company Actuant Corp., diversified metals processing company Worthington Industries, and Canadian Western Bank. The oil price decline for much of the reporting period was the common reason for the relatively weak performance of these holdings as their customers were negatively affected. Additionally, shares of Actuant moved lower as its customers’ end-market industrial exposure has been weak. Worthington Industries was also negatively affected by lower steel prices as well as some excessive costs related to new acquisitions. Canadian Western Bank reported generally positive results over the period supported mainly by healthy loan growth. However, investors continued to express concerns that the prolonged slump in oil prices may have a negative impact on the Canadian economy and, therefore, future earnings potential could decline.

Turnover within the Fund during the period resulted mainly from numerous company holdings exceeding our definition of “small cap” (i.e., $5 billion) after strong performance and from several holdings receiving acquisition bids. We generally will not consider a company

1	The price/earnings multiple is the ratio of a company’s current share price compared to its per-share earnings.
2	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

2015 Semi-Annual Report

Aberdeen Small Cap Fund (Unaudited) (concluded)

with a market capitalization in excess of $5 billion to be small-cap; however, this maximum market cap may change with market conditions. Some companies may outgrow the definition of a “small-cap” company after the Fund has purchased their shares. During the period, we initiated positions in egg products maker Cal-Maine Foods; medical devices manufacturer Globus Medical; hotel chain operator LaQuinta Holdings; swimming pool distributor Pool Corp.; and U.S. Physical Therapy, an operator of physical therapy clinics. We sold the Fund’s shares in electric utility Cleco Corp. following its proposed acquisition by a large investor group, and Advent Software after an announced acquisition of the company. We also exited the position in derivatives exchange operator CBOE Holdings, as its market capitalization exceeded the Fund’s investment parameters following its strong share price performance.

We maintain our focus on small-cap companies that in our view are well positioned to achieve higher profitability with relatively low debt levels. In our opinion, many of the Fund’s holdings are building solid business models, with strong management teams delivering positive results both in the U.S. and overseas. We believe that the Fund’s holdings could see continued sales growth and margin expansion.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities, and are subject to different regulatory standards and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2015

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.15%	12.56%	12.82%	9.81%
	w/SC2	0.04%	6.06%	11.49%	9.16%
Class C	w/o SC	5.80%	11.76%	12.06%	9.07%
	w/SC3	4.80%	10.76%	12.06%	9.07%
Class R4	w/o SC	6.01%	12.25%	12.55%	9.60%
Institutional Service Class[4]	w/o SC	6.33%	12.89%	13.15%	10.18%
Institutional Class[4]	w/o SC	6.34%	12.90%	13.16%	10.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2015 Semi-Annual Report

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is a small market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary

Asset Allocation
Common Stocks	96.4%
Repurchase Agreement	24.9%
Liabilities in excess of other assets	(21.3)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	18.5%
Information Technology	16.0%
Financials	14.8%
Materials	13.0%
Consumer Staples	10.6%
Consumer Discretionary	10.3%
Health Care	9.9%
Telecommunication Services	2.2%
Energy	1.1%
Other	3.6%
100.0%
Top Holdings*
Casey’s General Stores, Inc.	3.2%
PAREXEL International Corp.	3.2%
Kaiser Aluminum Corp.	2.8%
Littelfuse, Inc.	2.8%
Curtiss-Wright Corp.	2.7%
Multi-Color Corp.	2.7%
Quaker Chemical Corp.	2.7%
FEI Co.	2.6%
Progressive Waste Solutions Ltd.	2.6%
Heartland Payment Systems, Inc.	2.5%
Other	72.2%
100.0%

Top Countries
United States	116.6%
Canada	4.7%
Other	(21.3)%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2015

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.4%)
Consumer Discretionary (10.3%)
Core-Mark Holding Co., Inc.	109,260	$5,759,095
Drew Industries, Inc.	76,055	4,310,037
G-III Apparel Group Ltd. (a)	63,300	7,037,694
Hibbett Sports, Inc. (a)	92,800	4,343,040
La Quinta Holdings, Inc. (a)	186,000	4,478,880
Pool Corp.	67,000	4,347,630
		30,276,376
Consumer Staples (10.6%)
Cal-Maine Foods, Inc.	145,600	6,509,776
Casey’s General Stores, Inc.	113,900	9,360,302
J&J Snack Foods Corp.	49,700	5,185,201
TreeHouse Foods, Inc. (a)	53,300	4,331,158
WD-40 Co.	71,000	5,748,160
		31,134,597
Energy (1.1%)
Approach Resources, Inc. (a)	383,300	3,361,541
Financials (14.8%)
AMERISAFE, Inc.	148,560	6,713,426
Bank of the Ozarks, Inc.	190,720	7,392,307
Boston Private Financial Holdings, Inc.	460,900	6,060,835
Canadian Western Bank	235,800	6,130,995
Healthcare Realty Trust, Inc.	167,008	4,275,405
MarketAxess Holdings, Inc.	42,401	3,640,126
Sabra Healthcare REIT, Inc.	191,204	5,713,176
Univest Corp. of Pennsylvania	186,410	3,636,859
		43,563,129
Health Care (9.9%)
Emergent Biosolutions, Inc. (a)	221,000	6,561,490
Globus Medical, Inc., Class A (a)	149,500	3,571,555
IPC Healthcare, Inc. (a)	90,298	4,417,378
PAREXEL International Corp. (a)	145,200	9,231,090
Teleflex, Inc.	24,471	3,008,954
US Physical Therapy, Inc.	46,500	2,192,940
		28,983,407
Industrials (18.5%)
Actuant Corp., Class A	247,200	5,888,304
Beacon Roofing Supply, Inc. (a)	220,088	6,541,015
Curtiss-Wright Corp.	108,900	7,956,234
Gibraltar Industries, Inc. (a)	342,281	5,668,173
Multi-Color Corp.	124,950	7,844,361
Progressive Waste Solutions Ltd.	262,300	7,583,093
RBC Bearings, Inc.	99,242	7,243,674
US Ecology, Inc.	121,700	5,708,947
		54,433,801
Information Technology (16.0%)
Fair Isaac Corp.	65,600	5,802,976
FEI Co.	101,500	7,659,190
Heartland Payment Systems, Inc.	145,361	7,398,875
Littelfuse, Inc.	84,474	8,277,607
Solera Holdings, Inc.	92,360	4,481,307
Syntel, Inc. (a)	162,100	7,297,742
Teradyne, Inc.	329,100	6,006,075
		46,923,772
Materials (13.0%)
Compass Minerals International, Inc.	76,600	6,766,078
Kaiser Aluminum Corp.	103,600	8,326,332
Quaker Chemical Corp.	93,800	7,806,036
Sensient Technologies Corp.	110,800	7,241,888
Silgan Holdings, Inc.	78,986	4,254,976
Worthington Industries, Inc.	136,600	3,692,298
		38,087,608
Telecommunication Services (2.2%)
Shenandoah Telecommunications Co.	189,730	6,538,096
Total Common Stocks		283,302,327
REPURCHASE AGREEMENT (24.9%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $73,015,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $74,477,863	$73,015,000	73,015,000
Total Repurchase Agreement		73,015,000
Total Investments (Cost $326,664,783) (b)—121.3%		356,317,327

Liabilities in excess of other assets—(21.3)%		(62,567,259)
Net Assets—100.0%		$293,750,068

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Aberdeen U.S. Equity Fund (Class A shares at net asset value net of fees) returned 3.28% for the six-month period ended April 30, 2015 versus 4.40% for its benchmark the S&P 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 283 funds) was 3.87% for the period.

Major North American equity market indices weathered several periods of volatility and moved higher over the six-month period ended April 30, 2015. Generally positive economic data offset concerns about ongoing geopolitical tensions in the Middle East, along with worries over slowing growth in Europe and Asia. The strongest-performing sectors within the broader-market S&P 500 Index were consumer discretionary and healthcare. Energy and utilities posted negative returns and were the weakest performers for the period.

The reporting period saw much speculation regarding U.S. Federal Reserve (Fed) monetary policy and the timing of any interest rate increases. At its December 2014 meeting, the Federal Open Market Committee (FOMC) removed the reference to “considerable time” from its forward guidance. However, its overall statement was balanced, citing healthy U.S. growth tempered with below – historical-trend inflation due to declining energy prices. Fed Chair Janet Yellen spoke favorably about the U.S. economic outlook at a testimony before the Senate Banking committee in late February. However, in April, the Fed acknowledged the slowdown in economic growth, but noted that “with appropriate policy accommodation, economic activity will expand at a moderate pace.” The FOMC maintained the fed funds rate near 0% while reiterating its position that it will increase the federal funds rate when it believes that there is further improvement in the labor market and a modest decline in the inflation rate to its 2% target.

The upturn in the U.S. economy paused in the first quarter of 2015. The Commerce Department’s initial estimate of gross domestic product growth came in at an annualized rate of 0.2% – well below the 2.2% gain seen in the fourth quarter of 2014. An uptick in consumer spending was offset by a sharp decline in exports, which continued to face headwinds from a strong U.S. dollar. U.S. employers added roughly 1.3 million jobs over the six-month period, while the unemployment rate dipped 0.3% to 5.4% – its lowest level in seven years. Tempering the outlook, however, the labor force participation rate* remained near its 37-year trough. Furthermore, wage growth was sluggish, hovering just above the annualized inflation rate for much of the reporting period.

Stock selection in the consumer discretionary sector, as well as overall positioning in energy, had a negative impact on Fund performance over the reporting period. The largest detractors among individual positions were specialty apparel retailer PVH Corp., whose specialty apparel brands include Calvin Klein and Tommy Hilfiger, and fertilizer maker Potash Corp. of Saskatchewan, as well as the lack of exposure to Microsoft. PVH Corp.’s stock price declined on investors’ concerns about currency weakness in Europe, where the company has significant exposure. Shares of Potash Corp. moved lower along with those of its peers amid the ongoing weakness in commodity prices for much of the period. Additionally, the company has exposure to global markets, where investors appear to be concerned about the impact of foreign exchange swings, and slowing capital investment. The Fund does not have a position in Microsoft, as we have found other opportunities in technology.

Fund performance was enhanced mainly by overall positioning in the consumer staples sector. The most notable individual stock contributors included Kraft Foods Group, hotel chain operator Starwood Hotels & Resorts Worldwide, and healthcare services provider Aetna. Shares of Kraft Foods group rose sharply after packaged foods maker H.J. Heinz Co. announced plans for a merger in a stock and cash deal. The combination of the two companies will create the third-largest packaged foods producer in the U.S. Investors reacted favorably to Starwood Hotels & Resorts’ announced plan for a spin-off of its vacation ownership business to shareholders. Additionally, the company saw healthy year-over-year revenue growth in the fourth quarter of 2014, with particular strength in the U.S. Finally, Aetna’s full-year 2014 results benefited from both organic growth and strength in its Coventry Health Care subsidiary.

Portfolio activity was relatively light during the reporting period. We initiated a position in M&T Bank Corp. at what we believed was an attractive valuation for a fundamentally sound regional bank. Additions to existing holdings included financial services companies Charles Schwab and Wells Fargo & Co., derivatives exchange operator Intercontinental Exchange, and PVH Corp. Conversely, we reduced the Fund’s holdings in membership warehouse operator Costco Wholesale Corp., diversified healthcare company Johnson & Johnson, and discount retailer Target Corp.

After the market’s continued strength over the past several years, it is easy to become skeptical over the path forward for domestic equities. We, too, maintain a healthy dose of caution in this environment, but continue to believe that domestic equities remain underpinned by reasonable valuations and corporate fundamentals where we see no evidence of deterioration in profitability, absent currency risk from recent dollar strength. Low interest rates also continue to provide support to the broader asset class given what should prove a measured – if not prolonged – rise in interest rates over the next few years.

Nonetheless, given the extended period of market strength, we anticipate that further appreciation will prove tempered as it is difficult for us to envision either acceleration in earnings growth or valuation expansion without substantive improvements in economic growth domestically and abroad. While the equity markets may not be robust, we think that individual company fundamentals are deviating in a way that should support our bottom-up fundamental investment process.

*	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

Semi-Annual Report 2015

Aberdeen U.S. Equity Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade decrease in value.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Semi-Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.28%		7.27%	10.76%	7.13%
	w/SC2	(2.67%	)	1.11%	9.46%	6.50%
Class C	w/o SC	2.88%		6.47%	9.97%	6.39%
	w/SC3	1.92%		5.48%	9.97%	6.39%
Class R4	w/o SC	3.16%		7.02%	10.50%	6.94%
Institutional Service Class[4,5]	w/o SC	3.31%		7.47%	11.04%	7.43%
Institutional Class[4]	w/o SC	3.36%		7.56%	11.10%	7.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns from June 23, 2008 to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing and became diversified so that it invests in a larger number of companies. The returns prior to June 23, 2008 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund and Second Predecessor Fund. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2015

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500® Index covers approximately 80% of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary

Asset Allocation
Common Stocks	99.0%
Repurchase Agreement	1.0%
Liabilities in excess of other assets	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Information Technology	15.3%
Consumer Discretionary	14.1%
Health Care	13.9%
Financials	13.7%
Consumer Staples	12.4%
Energy	10.1%
Industrials	9.2%
Materials	8.5%
Telecommunication Services	1.8%
Other	1.0%
100.0%
Top Holdings*
CVS Health Corp.	3.7%
Pfizer, Inc.	3.0%
PVH Corp.	3.0%
Visa, Inc., Class A	2.9%
Comcast Corp., Class A	2.9%
Intercontinental Exchange, Inc.	2.9%
Wells Fargo & Co.	2.7%
Baxter International, Inc.	2.6%
Oracle Corp.	2.6%
International Flavors & Fragrances, Inc.	2.5%
Other	71.2%
100.0%

Top Countries
United States	92.2%
Canada	7.8%
Other	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Semi-Annual Report

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.0%)
Consumer Discretionary (14.1%)
BorgWarner, Inc.	131,700	$7,796,640
Comcast Corp., Class A	202,200	11,679,072
PVH Corp.	115,600	11,947,260
Starwood Hotels & Resorts Worldwide, Inc.	100,434	8,632,302
Target Corp.	115,700	9,120,631
TJX Cos., Inc.	120,100	7,751,254
		56,927,159
Consumer Staples (12.4%)
Costco Wholesale Corp.	65,037	9,303,543
CVS Health Corp.	152,072	15,099,229
Kraft Foods Group, Inc.	99,200	8,407,200
PepsiCo, Inc.	86,666	8,243,670
Philip Morris International, Inc.	107,619	8,982,958
		50,036,600
Energy (10.1%)
Apache Corp.	65,209	4,460,296
Chevron Corp.	79,625	8,843,152
ConocoPhillips	95,940	6,516,245
EOG Resources, Inc.	92,528	9,155,646
National Oilwell Varco, Inc.	105,700	5,751,137
Schlumberger Ltd.	66,266	6,269,426
		40,995,902
Financials (13.7%)
American Express Co.	115,700	8,960,965
Charles Schwab Corp. (The)	297,100	9,061,550
Intercontinental Exchange, Inc.	51,827	11,636,716
M&T Bank Corp.	51,400	6,151,038
Royal Bank of Canada	132,311	8,785,275
Wells Fargo & Co.	194,261	10,703,781
		55,299,325
Health Care (13.9%)
Aetna, Inc.	89,700	9,586,239
Baxter International, Inc.	154,000	10,585,960
Gilead Sciences, Inc. (a)	82,199	8,261,822
Johnson & Johnson	91,616	9,088,307
Pfizer, Inc.	356,240	12,087,223
Quest Diagnostics, Inc.	94,200	6,727,764
		56,337,315
Industrials (9.2%)
Canadian National Railway Co.	125,000	8,065,000
Deere & Co.	58,963	5,337,331
Emerson Electric Co.	122,902	7,230,325
Equifax, Inc.	82,300	7,977,339
United Technologies Corp.	77,362	8,799,927
		37,409,922
Information Technology (15.3%)
Alliance Data Systems Corp. (a)	22,322	6,636,554
Cognizant Technology Solutions Corp., Class A (a)	170,200	9,963,508
EMC Corp.	334,400	8,998,704
Oracle Corp.	241,132	10,518,178
QUALCOMM, Inc.	123,859	8,422,412
Solera Holdings, Inc.	115,154	5,587,272
Visa, Inc., Class A	180,376	11,913,834
		62,040,462
Materials (8.5%)
International Flavors & Fragrances, Inc.	88,900	10,201,275
Monsanto Co.	66,025	7,524,209
Potash Corp. of Saskatchewan, Inc.	226,600	7,396,224
Praxair, Inc.	75,805	9,242,904
		34,364,612
Telecommunication Services (1.8%)
TELUS Corp.	55,368	1,916,840
TELUS Corp.	156,500	5,412,967
		7,329,807
Total Common Stocks		400,741,104
REPURCHASE AGREEMENT (1.0%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $3,985,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $4,066,100	$3,985,000	3,985,000
Total Repurchase Agreement		3,985,000
Total Investments (Cost $300,997,102) (b)—100.0%		404,726,104

Liabilities in excess of other assets—0.0%		(197,502)
Net Assets—100.0%		$404,528,602

(a)	Non-income producing security.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Assets and Liabilities (Unaudited)

April 30, 2015

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Assets:
Investments, at value	$1,659,912,192	$24,815,243	$23,486,897	$9,639,555,551	$219,973,996
Repurchase agreements, at value	44,861,000	–	–	334,162,000	21,305,000

Total investments	1,704,773,192	24,815,243	23,486,897	9,973,717,551	241,278,996

Cash	203	–	1,752	537	112,328,191	*
Foreign currency, at value	3,464,248	18,301	459,917	11,411,587	–
Cash at broker for China A shares	–	–	3,636	–	–
Dividends receivable	9,051,890	105,317	110,275	24,239,553	206,688
Receivable for investments sold	–	212,605	339,210	8,792,848	2,562,506
Receivable for capital shares issued	2,220,314	6,946	100,220	7,902,156	391,112
Receivable from Adviser	–	17,563	11,242	124,892	2,137
Prepaid expenses	42,941	45,472	31,942	588,530	56,606

Total assets	1,719,552,788	25,221,447	24,545,091	10,026,777,654	356,826,236

Liabilities:
Payable for investments purchased	2,603,151	5,005	134,058	6,669,693	3,209,713
Payable for capital shares redeemed	798,631	19,122	61,584	8,319,540	346,020
Payable for dividends on securities sold short	–	–	–	–	77,230
Accrued foreign capital gains tax	1,139,595	37,988	56,230	20,580,065	–
Securities sold short, at value	–	–	–	–	106,063,703
Payable for brokers related expenses for securities sold short	–	–	–	–	47,032
Payable for borrowing on line of credit	–	207,078	–	–	–
Accrued expenses and other payables:
Investment advisory fees	1,612,976	26,972	24,851	7,396,740	237,551
Administration fees	110,720	1,660	1,591	657,488	16,525
Transfer agent fees	7,298	2,000	7,797	592,454	113,212
Fund accounting fees	11,599	1,460	1,475	158,046	7,699
Distribution fees	571	258	8,252	116,678	12,173
Printing fees	8,100	3,430	5,410	88,567	30,273
Legal fees	12,872	182	230	84,727	2,774
Administrative services fees	278	267	1,349	67,252	5,293
Custodian fees	540	230	87	49,200	144
Other	4,615	15,863	13,355	846	41

Total liabilities	6,310,946	321,515	316,269	44,781,296	110,169,383

Net Assets	$1,713,241,842	$24,899,932	$24,228,822	$9,981,996,358	$246,656,853

Cost:
Investments	$1,571,454,363	$26,313,897	$22,385,395	$8,998,405,882	$175,634,369
Repurchase agreements	44,861,000	–	–	334,162,000	21,305,000
Foreign currency	3,413,705	18,422	462,439	11,400,402	–

Proceeds:
Securities sold short	$–	$–	$–	$–	$89,556,355

Represented by:
Capital	$1,613,033,469	$26,292,964	$33,655,170	$9,375,122,280	$215,114,377
Accumulated net investment income/(loss)	8,126,287	(77,057)	(113,314)	23,667,468	(5,436,336)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	4,685,666	221,524	(10,359,295)	(37,314,561)	9,146,532
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	87,396,420	(1,537,499)	1,046,261	620,521,171	27,832,280

Net Assets	$1,713,241,842	$24,899,932	$24,228,822	$9,981,996,358	$246,656,853

Net Assets:
Class A Shares	$1,223,380	$1,011,838	$13,196,216	$324,756,525	$24,644,499
Class C Shares	439,790	58,965	6,133,658	42,126,368	6,842,183
Class R Shares	11,695	11,888	1,557,036	35,562,843	3,225,855
Institutional Service Class Shares	5,267,125	149,016	1,170,280	642,442,962	895,750
Institutional Class Shares	1,706,299,852	23,668,225	2,171,632	8,937,107,660	211,048,566

Total	$1,713,241,842	$24,899,932	$24,228,822	$9,981,996,358	$246,656,853

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the prime broker relating to the open short positions at April 30, 2015.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2015

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	99,867	106,742	602,445	22,659,968	2,425,463
Class C Shares	36,046	6,309	290,593	2,964,726	1,083,942
Class R Shares	956	1,252	72,116	2,493,712	334,313
Institutional Service Class Shares	429,267	15,446	53,147	44,786,825	86,643
Institutional Class Shares	138,889,083	2,485,914	98,616	622,392,459	20,145,424

Total	139,455,219	2,615,663	1,116,917	695,297,690	24,075,785

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.25	$9.48	$21.90	$14.33	$10.16
Class C Shares (a)	$12.20	$9.35	$21.11	$14.21	$6.31
Class R Shares	$12.23	$9.50	$21.59	$14.26	$9.65
Institutional Service Class Shares	$12.27	$9.65	$22.02	$14.34	$10.34
Institutional Class Shares	$12.29	$9.52	$22.02	$14.36	$10.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.00	$10.06	$23.24	$15.20	$10.78
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2015

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Assets:
Investments, at value	$6,169,073	$108,123,793	$18,745,144	$136,116,686	$858,598,403
Repurchase agreements, at value	167,000	1,562,000	–	633,000	34,255,000

Total investments	6,336,073	109,685,793	18,745,144	136,749,686	892,853,403

Cash	415	61,189	27,446	244,402	516,936
Foreign currency, at value	–	–	3,865	48,243	16,326
Dividends receivable	64,928	766,683	80,403	713,834	8,716,134
Receivable for investments sold	–	292,583	116,968	965,377	2,908,151
Receivable for capital shares issued	–	7,727	16,408	31,748	1,249,361
Receivable from Adviser	9,903	7,488	8,587	41,183	–
Prepaid expenses and other assets	41,525	36,510	32,543	29,499	41,236

Total assets	6,452,844	110,857,973	19,031,364	138,823,972	906,301,547

Liabilities:
Payable for investments purchased	3,896	25,231	–	–	273,142
Payable for capital shares redeemed	–	2,001,708	124,779	3,076	448,048
Accrued expenses and other payables:
Investment advisory fees	4,703	81,423	10,653	140,070	591,113
Transfer agent fees	996	5,263	7,667	39,299	58,371
Distribution fees	95	17,263	5,306	14,224	60,621
Administration fees	418	7,238	1,217	9,562	59,111
Printing fees	1,330	4,937	4,553	20,904	34,212
Administrative services fees	–	11,861	2,328	5,066	41,279
Fund accounting fees	934	3,240	827	5,243	14,389
Legal fees	58	1,111	188	1,771	8,050
Custodian fees	95	148	78	181	2,316
Other	13,693	5,829	11,514	11,980	16,452

Total liabilities	26,218	2,165,252	169,110	251,376	1,607,104

Net Assets	$6,426,626	$108,692,721	$18,862,254	$138,572,596	$904,694,443

Cost:
Investments	$5,965,049	$98,068,358	$20,765,984	$121,569,788	$756,490,641
Repurchase agreements	167,000	1,562,000	–	633,000	34,255,000
Foreign currency	–	–	3,838	48,243	15,939

Represented by:
Capital	$6,103,480	$100,941,032	$50,808,702	$118,155,494	$895,173,996
Accumulated net investment income/(loss)	74,464	819,725	52,362	(730,536)	8,059,903
Accumulated net realized gain/(loss) from investments and foreign currency transactions	44,556	(3,122,817)	(29,977,645)	6,607,658	(100,623,823)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	204,126	10,054,781	(2,021,165)	14,539,980	102,084,367

Net Assets	$6,426,626	$108,692,721	$18,862,254	$138,572,596	$904,694,443

Net Assets:
Class A Shares	$402,866	$69,911,819	$11,755,836	$61,749,102	$131,602,840
Class C Shares	10,983	2,069,688	2,268,547	1,612,395	33,017,528
Class R Shares	11,100	1,989,536	2,740,307	640,479	15,864,955
Institutional Service Class Shares	11,217	5,009,577	671,594	2,763,675	201,057,614
Institutional Class Shares	5,990,460	29,712,101	1,425,970	71,806,945	523,151,506

Total	$6,426,626	$108,692,721	$18,862,254	$138,572,596	$904,694,443

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2015

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	37,854	5,108,764		825,540	2,145,801	8,894,982
Class C Shares	1,038	159,440		167,594	60,107	2,367,808
Class R Shares	1,043	150,750		195,532	23,172	1,120,570
Institutional Service Class Shares	1,050	365,472		46,549	96,052	13,317,162
Institutional Class Shares	561,090	2,168,079		98,756	2,492,952	34,529,455

Total	602,075	7,952,505		1,333,971	4,818,084	60,229,977

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.64	$13.68		$14.24	$28.78	$14.80
Class C Shares (a)	$10.58	$12.98		$13.54	$26.83	$13.94
Class R Shares	$10.64	$13.20	(b)	$14.01	$27.64	$14.16
Institutional Service Class Shares	$10.68	$13.71	(b)	$14.43	$28.77	$15.10
Institutional Class Shares	$10.68	$13.70		$14.44	$28.80	$15.15
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.29	$14.51		$15.11	$30.54	$15.70
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2015 due to financial statement rounding and/or financial statement adjustments.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2015

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value	$3,499,148	$283,302,327	$400,741,104
Repurchase agreements, at value	–	73,015,000	3,985,000

Total investments	3,499,148	356,317,327	404,726,104

Cash	53,520	203	693
Foreign currency, at value	8,430	–	–
Receivable for investments sold	–	1,746,912	–
Receivable for capital shares issued	–	547,602	17,296
Dividends receivable	16,485	95,885	307,229
Receivable from Adviser	9,966	–	25,367
Prepaid expenses and other assets	42,655	55,218	30,914

Total assets	3,630,204	358,763,147	405,107,603

Liabilities:
Payable for investments purchased	–	64,525,336	–
Payable for capital shares redeemed	–	210,745	139,947
Accrued expenses and other payables:
Investment advisory fees	3,194	157,058	252,572
Distribution fees	16	44,015	63,146
Transfer agent fees	1,050	27,671	28,902
Printing fees	584	14,422	30,223
Administration fees	232	14,099	26,941
Administrative services fees	–	4,274	19,896
Fund accounting fees	70	1,744	6,157
Legal fees	33	1,378	3,912
Custodian fees	61	85	325
Other	11,246	12,252	6,980

Total liabilities	16,486	65,013,079	579,001

Net Assets	$3,613,718	$293,750,068	$404,528,602

Cost:
Investments	$4,907,375	$253,649,783	$297,012,102
Repurchase agreements	–	73,015,000	3,985,000
Foreign currency	8,499	–	–

Represented by:
Capital	$5,177,339	$673,574,885	$317,355,390
Accumulated net investment income/(loss)	28,976	(423,243)	279,513
Accumulated net realized loss from investments and foreign currency transactions	(184,140)	(409,053,556)	(16,836,517)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,408,457)	29,651,982	103,730,216

Net Assets	$3,613,718	$293,750,068	$404,528,602

Net Assets:
Class A Shares	$21,647	$76,552,278	$270,708,191
Class C Shares	11,459	32,467,114	7,934,203
Class R Shares	7,077	1,208,873	454,321
Institutional Service Class Shares	7,151	1,989,330	118,485,934
Institutional Class Shares	3,566,384	181,532,473	6,945,953

Total	$3,613,718	$293,750,068	$404,528,602

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2015

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,122	3,017,670	20,958,935
Class C Shares	1,658	1,447,408	674,192
Class R Shares	1,020	51,138	36,799
Institutional Service Class Shares	1,029	74,959	8,772,170
Institutional Class Shares	513,077	6,847,614	513,705

Total	519,906	11,438,789	30,955,801

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.93	$25.37	$12.92
Class C Shares (a)	$6.91	$22.43	$11.77
Class R Shares	$6.94	$23.64	$12.35
Institutional Service Class Shares	$6.95	$26.54	$13.51
Institutional Class Shares	$6.95	$26.51	$13.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.35	$26.92	$13.71
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2015

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
INVESTMENT INCOME:
Dividend income	$17,622,436	$305,492	$158,741	$90,605,887	$2,572,896
Interest income	2	17	202	–	–
Foreign tax withholding	(423,116)	(16,237)	–	(10,627,165)	(37,223)
Other income	–	–	–	749	2,094

	17,199,322	289,272	158,943	79,979,471	2,537,767

Expenses:
Investment advisory fees	6,264,436	173,361	166,544	42,087,955	1,568,936
Administration fees	501,155	10,668	10,659	3,741,152	109,143
Distribution fees Class A	1,292	1,354	19,963	401,042	33,186
Distribution fees Class C	1,544	288	28,009	208,025	42,526
Distribution fees Class R	28	29	3,541	82,146	8,176
Administrative service fees Institutional Service Class	949	–	199	279,135	1,434
Administrative services fees Class A	6	645	2,947	130,109	11,337
Administrative services fees Class R	–	–	1,034	32,577	4,060
Fund accounting fees	46,221	4,338	4,348	430,849	14,199
Transfer agent fees	359,155	28,830	31,277	2,734,433	173,195
Trustee fees	28,359	703	694	236,654	7,654
Legal fees	29,674	709	704	241,384	7,755
Printing fees	8,598	2,455	6,449	168,774	40,589
Custodian fees	217,525	14,486	11,701	2,495,007	16,973
Registration and filing fees	33,215	30,033	30,753	70,069	38,223
Audit fees	14,107	15,736	14,695	16,714	16,659
Dividend expense for securities sold short	–	–	–	–	1,431,111
Broker related expenses for securities sold short	–	–	–	–	584,846
Other	71,092	13,278	3,279	729,001	21,493
Interest expense (Note 12)	–	37	625	–	–

Total operating expenses before reimbursed/waived expenses	7,577,356	296,950	337,421	54,085,026	4,131,495

Expenses reimbursed	228,971	(94,576)	(65,263)	(1,511,158)	(104,811)
Broker related expenses for securities sold short reduced by Adviser	–	–	–	–	(204,644)

Net expenses	7,806,327	202,374	272,158	52,573,868	3,822,040

Net Investment Income/(Loss)	9,392,995	86,898	(113,215)	27,405,603	(1,284,273)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	5,216,277	365,086	1,032,560	(26,808,916)	11,017,744
Realized gain/(loss) on foreign currency transactions	(137,255)	(3,454)	(1,160)	(2,024,751)	(1,852)

Net realized gain/(loss) from investments and foreign currency transactions	5,079,022	361,632	1,031,400	(28,833,667)	11,015,892

Net change in unrealized appreciation/(depreciation) on investment transactions (including $362,000, $19,945, $56,230, $19,700,511 and $0 change in deferred capital gains tax, respectively)	46,299,264	(1,639,928)	803,395	(46,301,797)	(25,795,369)
Net change in unrealized appreciation/(depreciation) on securities sold short	–	–	–	–	16,078,901
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	68,490	(577)	378	93,042	(3)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	46,367,754	(1,640,505)	803,773	(46,208,755)	(9,716,471)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	51,446,776	(1,278,873)	1,835,173	(75,042,422)	1,299,421

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$60,839,771	$(1,191,975)	$1,721,958	$(47,636,819)	$15,148

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Operations (Unaudited) (continued)

For the Six Months Ended April 30, 2015

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
INVESTMENT INCOME:
Dividend income	$115,970	$2,142,686	$276,237	$2,131,566	$16,361,383
Foreign tax withholding	(7,403)	(137,987)	(17,821)	(91,505)	(1,303,774)
Other income	–	1,444	–	148	–

	108,567	2,006,143	258,416	2,040,209	15,057,609

Expenses:
Investment advisory fees	27,448	614,752	68,741	1,155,768	3,431,151
Administration fees	2,440	54,645	7,856	82,544	343,115
Distribution fees Class A	475	84,288	15,597	76,289	168,181
Distribution fees Class C	52	17,795	11,811	7,842	166,446
Distribution fees Class R	26	4,803	6,895	1,768	39,077
Administrative service fees Institutional Service Class	–	875	6	3,036	118,948
Administrative services fees Class A	–	39,278	5,629	16,385	47,997
Administrative services fees Class R	–	1,686	910	480	8,272
Fund accounting fees	3,002	9,499	2,162	14,113	41,167
Transfer agent fees	3,708	47,261	28,390	116,095	318,993
Trustee fees	155	3,615	533	5,664	21,685
Legal fees	160	3,598	545	5,718	22,348
Printing fees	2,087	7,682	7,720	18,064	44,890
Custodian fees	2,962	24,140	4,447	62,789	75,100
Registration and filing fees	28,776	32,888	30,476	31,889	33,500
Audit fees	15,108	14,596	13,727	14,596	16,659
Other	1,299	12,533	3,035	24,347	103,041
Interest expense (Note 12)	–	4,156	5	3,761	–

Total operating expenses before reimbursed/waived expenses	87,698	978,090	208,485	1,641,148	5,000,570

Expenses reimbursed	(53,595)	(12,370)	(53,719)	(190,252)	–

Net expenses	34,103	965,720	154,766	1,450,896	5,000,570

Net Investment Income	74,464	1,040,423	103,650	589,313	10,057,039

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	47,338	5,448,494	(896,991)	7,508,964	(14,196,122)
Realized gain/(loss) on foreign currency transactions	(2,764)	(30,909)	(5,191)	(96,480)	(227,076)

Net realized gain/(loss) from investments and foreign currency transactions	44,574	5,417,585	(902,182)	7,412,484	(14,423,198)

Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $0, $0 and $0 change in deferred capital gains tax, respectively)	218,076	(7,684,577)	(722,535)	(4,630,944)	5,607,519
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	1,053	13,794	130	20,488	147,391

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	219,129	(7,670,783)	(722,405)	(4,610,456)	5,754,910

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	263,703	(2,253,198)	(1,624,587)	2,802,028	(8,668,288)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$338,167	$(1,212,775)	$(1,520,937)	$3,391,341	$1,388,751

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2015

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$65,936	$1,256,493	$4,420,972
Foreign tax withholding	(6,600)	(9,924)	(78,652)
Other income	–	1,000	321

	59,336	1,247,569	4,342,641

Expenses:
Investment advisory fees	19,664	683,201	1,538,391
Administration fees	1,430	60,882	164,095
Distribution fees Class A	43	94,028	340,995
Distribution fees Class C	93	158,274	41,087
Distribution fees Class R	17	2,954	915
Administrative services fees Class A	20	25,694	34,691
Administrative service fees Institutional Service Class	–	32	59,174
Administrative services fees Class R	–	328	11
Fund accounting fees	175	5,807	18,337
Transfer agent fees	679	103,336	157,339
Trustee fees	76	3,470	10,441
Legal fees	96	3,602	10,721
Printing fees	1,680	18,581	27,513
Custodian fees	6,500	3,317	7,230
Registration and filing fees	30,772	32,306	31,168
Audit fees	15,108	13,727	13,456
Other	1,345	9,137	25,797
Interest expense (Note 12)	–	–	66

Total operating expenses before reimbursed/waived expenses	77,698	1,218,676	2,481,427

Expenses reimbursed	(54,286)	(62,191)	(158,419)

Net expenses	23,412	1,156,485	2,323,008

Net Investment Income	35,924	91,084	2,019,633

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	(175,183)	6,860,893	15,113,588
Realized gain/(loss) on foreign currency transactions	(937)	(5,767)	(5,903)

Net realized gain/(loss) from investments and foreign currency transactions	(176,120)	6,855,126	15,107,685

Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, and $0 change in deferred capital gains tax, respectively)	(360,162)	(2,020,334)	(3,701,093)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	230	(562)	1,355

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(359,932)	(2,020,896)	(3,699,738)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(536,052)	4,834,230	11,407,947

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(500,128)	$4,925,314	$13,427,580

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$9,392,995	$11,487,730	$86,898	$276,765	$(113,215)	$217,990
Net realized gain/(loss) from investments and foreign currency transactions	5,079,022	16,464,964	361,632	640,988	1,031,400	1,826,810
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	46,367,754	(27,553,125)	(1,640,505)	(1,524,721)	803,773	(2,706,918)

Changes in net assets resulting from operations	60,839,771	399,569	(1,191,975)	(606,968)	1,721,958	(662,118)

Distributions to Shareholders From:
Net investment income:
Class A	(791)	(16,717)	(4,947)	(20,464)	(35,763)	(204,538)
Class C	–	(1,122)	(153)	(563)	(5,757)	(20,248)
Class R	(6)	(189)	(48)	(99)	(2,200)	(8,946)
Institutional Service Class	(6,485)	(55,625)	(292)	(620)	(3,569)	(24,493)
Institutional Class	(2,508,736)	(12,844,331)	(152,526)	(352,955)	(6,436)	(9,491)
Net realized gains:
Class A	(16,504)	(7,850)	(27,353)	(192,269)	–	–
Class C	(4,739)	(793)	(1,401)	(8,527)	–	–
Class R	(187)	(194)	(278)	(1,697)	–	–
Institutional Service Class	(66,146)	(20,975)	(1,216)	(4,592)	–	–
Institutional Class	(17,386,145)	(5,464,269)	(634,599)	(3,329,370)	–	–

Change in net assets from shareholder distributions	(19,989,739)	(18,412,065)	(822,813)	(3,911,156)	(53,725)	(267,716)

Change in net assets from capital transactions	596,979,425	83,216,083	(4,058,600)	8,012,325	(7,804,639)	(3,323,175)

Change in net assets	637,829,457	65,203,587	(6,073,388)	3,494,201	(6,136,406)	(4,253,009)

Net Assets:
Beginning of period	1,075,412,385	1,010,208,798	30,973,320	27,479,119	30,365,228	34,618,237

End of period	$1,713,241,842	$1,075,412,385	$24,899,932	$30,973,320	$24,228,822	$30,365,228

Accumulated net investment income/(loss) at end of period	$8,126,287	$1,249,310	$(77,057)	$(5,989)	$(113,314)	$53,626

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$731,038	$259,573	$638	$754,016	$738,977	$8,569,767
Dividends reinvested	16,545	23,819	22,603	199,082	28,588	165,129
Cost of shares redeemed(a)	(710,270)	(460,429)	(267,828)	(771,687)	(7,821,457)	(10,420,570)

Total Class A	37,313	(177,037)	(244,587)	181,411	(7,053,892)	(1,685,674)

Class C Shares
Proceeds from shares issued	229,594	155,400	–	–	182,572	200,725
Dividends reinvested	3,546	1,915	1,554	9,090	2,931	11,321
Cost of shares redeemed(a)	(88,896)	(14,415)	–	–	(575,489)	(1,675,815)

Total Class C	144,244	142,900	1,554	9,090	(389,986)	(1,463,769)

Class R Shares
Proceeds from shares issued	–	–	–	1,113	410,167	755,012
Dividends reinvested	192	383	325	1,796	1,633	6,697
Cost of shares redeemed(a)	–	(23,490)	(1,138)	(23,044)	(460,006)	(844,908)

Total Class R	192	(23,107)	(813)	(20,135)	(48,206)	(83,199)

Institutional Service Class Shares
Proceeds from shares issued	1,917,226	1,077,483	92,700	21,150	14,052	285,204
Dividends reinvested	57,221	61,577	1,508	5,211	3,535	24,293
Cost of shares redeemed(a)	(700,131)	(1,050,062)	(974)	(12)	(703,706)	(871,009)

Total Institutional Service Class	1,274,316	88,998	93,234	26,349	(686,119)	(561,512)

Institutional Class Shares
Proceeds from shares issued	708,565,477	577,871,251	1,847,604	23,566,650	1,369,002	6,350,550
Dividends reinvested	5,537,839	5,225,269	55,623	918,557	6,221	6,341
Cost of shares redeemed(a)	(118,579,956)	(499,912,191)	(5,811,215)	(16,669,597)	(1,001,659)	(5,885,912)

Total Institutional Class	595,523,360	83,184,329	(3,907,988)	7,815,610	373,564	470,979

Change in net assets from capital transactions:	$596,979,425	$83,216,083	$(4,058,600)	$8,012,325	$(7,804,639)	$(3,323,175)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	60,417	21,843	69	73,778	37,055	423,689
Reinvested	1,473	2,015	2,457	21,063	1,508	8,156
Redeemed	(59,143)	(37,276)	(28,195)	(79,344)	(398,441)	(525,111)

Total Class A Shares	2,747	(13,418)	(25,669)	15,497	(359,878)	(93,266)

Class C Shares
Issued	19,472	12,824	–	–	9,555	10,309
Reinvested	317	163	171	973	161	590
Redeemed	(7,685)	(1,185)	–	–	(30,032)	(87,671)

Total Class C Shares	12,104	11,802	171	973	(20,316)	(76,772)

Class R Shares
Issued	–	–	–	113	20,811	38,178
Reinvested	17	33	35	190	87	335
Redeemed	–	(2,061)	(113)	(2,011)	(23,839)	(42,285)

Total Class R Shares	17	(2,028)	(78)	(1,708)	(2,941)	(3,772)

Institutional Service Class Shares
Issued	157,718	92,160	10,034	2,026	716	14,239
Reinvested	5,083	5,171	161	541	185	1,192
Redeemed	(60,025)	(90,176)	(96)	(1)	(35,434)	(43,285)

Total Institutional Service Class Shares	102,776	7,155	10,099	2,566	(34,533)	(27,854)

Institutional Class Shares
Issued	60,265,903	48,650,475	194,557	2,290,620	69,708	308,133
Reinvested	489,967	438,109	6,026	97,020	327	306
Redeemed	(10,189,865)	(44,227,667)	(615,500)	(1,665,938)	(50,501)	(289,934)

Total Institutional Class Shares	50,566,005	4,860,917	(414,917)	721,702	19,534	18,505

Total change in shares:	50,683,649	4,864,428	(430,394)	739,030	(398,134)	(183,159)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$27,405,603	$140,265,522	$(1,284,273)	$(4,840,678)	$74,464	$123,197
Net realized gain/(loss) from investments and foreign currency transactions	(28,833,667)	346,946,792	11,015,892	52,163,623	44,574	67,775
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(46,208,755)	(690,430,628)	(9,716,471)	(31,155,107)	219,129	(434,913)

Changes in net assets resulting from operations	(47,636,819)	(203,218,314)	15,148	16,167,838	338,167	(243,941)

Distributions to Shareholders From:
Net investment income:
Class A	(487,105)	(5,420,160)	–	–	(209)	(5,710)
Class C	(22,336)	(402,724)	–	–	–	(367)
Class R	(29,929)	(319,820)	–	–	(2)	(201)
Institutional Service Class	(367,136)	(4,140,793)	–	–	(9)	(264)
Institutional Class	(17,624,409)	(170,385,442)	–	–	(5,120)	(142,710)
Net realized gains:
Class A	(10,017,205)	–	(4,787,502)	(992,853)	(4,198)	(121)
Class C	(1,314,332)	–	(2,468,282)	(288,934)	(116)	(21)
Class R	(990,879)	–	(595,930)	(50,048)	(117)	(21)
Institutional Service Class	(6,924,119)	–	(196,312)	(59,253)	(117)	(21)
Institutional Class	(267,561,188)	–	(42,575,701)	(9,724,006)	(63,242)	(11,397)

Change in net assets from shareholder distributions	(305,338,638)	(180,668,939)	(50,623,727)	(11,115,094)	(73,130)	(160,833)

Change in net assets from capital transactions	292,629,025	(1,622,825,484)	(52,209,473)	(318,138,777)	12,815	531,089

Change in net assets	(60,346,432)	(2,006,712,737)	(102,818,052)	(313,086,033)	277,852	126,315

Net Assets:
Beginning of period	10,042,342,790	12,049,055,527	349,474,905	662,560,938	6,148,774	6,022,459

End of period	$9,981,996,358	$10,042,342,790	$246,656,853	$349,474,905	$6,426,626	$6,148,774

Accumulated net investment income/(loss) at end of period	$23,667,468	$14,792,780	$(5,436,336)	$(4,152,063)	$74,464	$5,340

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$49,848,361	$145,865,554	$2,853,670	$15,620,464	$18,326	$367,161
Dividends reinvested	8,488,398	4,409,897	3,575,942	854,454	4,407	5,868
Cost of shares redeemed(a)	(62,789,232)	(215,663,301)	(7,331,805)	(49,047,002)	(23,573)	(11,047)

Total Class A	(4,452,473)	(65,387,850)	(902,193)	(32,572,084)	(840)	361,982

Class C Shares
Proceeds from shares issued	3,116,715	10,221,434	1,449,692	790,686	–	14,873
Dividends reinvested	886,825	218,357	1,160,512	131,067	116	388
Cost of shares redeemed(a)	(5,155,932)	(13,468,683)	(3,428,041)	(2,811,170)	–	(14,420)

Total Class C	(1,152,392)	(3,028,892)	(817,837)	(1,889,417)	116	841

Class R Shares
Proceeds from shares issued	7,752,925	14,559,029	302,314	1,343,599	–	–
Dividends reinvested	854,126	255,536	595,930	50,048	119	222
Cost of shares redeemed(a)	(3,702,778)	(5,582,668)	(500,408)	(746,524)	–	–

Total Class R	4,904,273	9,231,897	397,836	647,123	119	222

Institutional Service Class Shares
Proceeds from shares issued	404,153,531	18,172,691	56,000	456,995	–	–
Dividends reinvested	7,286,482	4,137,566	196,312	59,253	126	285
Cost of shares redeemed(a)	(6,699,286)	(206,739,253)	(1,029,332)	(2,189,907)	–	–

Total Institutional Service Class	404,740,727	(184,428,996)	(777,020)	(1,673,659)	126	285

Institutional Class Shares
Proceeds from shares issued	1,203,958,553	1,977,897,554	47,179,997	123,234,177	–	25,000
Dividends reinvested	220,037,117	130,234,728	39,384,673	9,218,417	68,362	154,107
Cost of shares redeemed(a)	(1,535,406,780)	(3,487,343,925)	(136,674,929)	(415,103,334)	(55,068)	(11,348)

Total Institutional Class	(111,411,110)	(1,379,211,643)	(50,110,259)	(282,650,740)	13,294	167,759

Change in net assets from capital transactions:	$292,629,025	$(1,622,825,484)	$(52,209,473)	$(318,138,777)	$12,815	$531,089

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	3,580,788	9,901,901	265,612	1,303,437	1,853	32,543
Reinvested	632,990	292,976	349,213	71,027	446	509
Redeemed	(4,495,875)	(14,559,227)	(665,939)	(4,080,946)	(2,286)	(1,024)

Total Class A Shares	(282,097)	(4,364,350)	(51,114)	(2,706,482)	13	32,028

Class C Shares
Issued	225,120	695,394	224,424	95,067	–	1,282
Reinvested	66,578	14,738	181,898	15,753	12	34
Redeemed	(373,772)	(933,909)	(528,167)	(337,324)	–	(1,300)

Total Class C Shares	(82,074)	(223,777)	(121,845)	(226,504)	12	16

Class R Shares
Issued	552,818	995,022	30,344	116,132	–	–
Reinvested	63,932	16,979	61,183	4,318	12	20
Redeemed	(261,831)	(377,699)	(49,190)	(64,460)	–	–

Total Class R Shares	354,919	634,302	42,337	55,990	12	20

Institutional Service Class Shares
Issued	28,952,876	1,254,488	4,574	37,398	–	–
Reinvested	543,362	276,592	18,840	4,857	12	25
Redeemed	(479,381)	(14,742,648)	(87,186)	(180,961)	–	–

Total Institutional Service Class Shares	29,016,857	(13,211,568)	(63,772)	(138,706)	12	25

Institutional Class Shares
Issued	85,944,379	133,602,254	4,378,734	10,030,261	–	2,289
Reinvested	16,396,208	8,653,424	3,733,144	750,075	6,898	13,634
Redeemed	(110,243,380)	(237,824,889)	(12,143,037)	(33,598,036)	(5,322)	(1,009)

Total Institutional Class Shares	(7,902,793)	(95,569,211)	(4,031,159)	(22,817,700)	1,576	14,914

Total change in shares:	21,104,812	(112,734,604)	(4,225,553)	(25,833,402)	1,625	47,003

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,040,423	$5,281,197	$103,650	$349,251	$589,313	$2,533,665
Net realized gain/(loss) from investments and foreign currency transactions	5,417,585	8,730,584	(902,182)	858,315	7,412,484	14,168,207
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(7,670,783)	(8,081,696)	(722,405)	(2,272,304)	(4,610,456)	(445,478)

Changes in net assets resulting from operations	(1,212,775)	5,930,085	(1,520,937)	(1,064,738)	3,391,341	16,256,394

Distributions to Shareholders From:
Net investment income:
Class A	(206,894)	(2,727,018)	(89,976)	(299,894)	(393,061)	(665,473)
Class C	(2,524)	(134,543)	(9,470)	(31,715)	(8,660)	(5,511)
Class R	(3,949)	(70,700)	(16,970)	(48,556)	(4,597)	(9,345)
Institutional Service Class	(21,076)	(46)	(5,914)	(15,060)	(14,703)	(21,925)
Institutional Class	(233,546)	(2,598,384)	(12,740)	(38,277)	(1,340,255)	(2,592,021)
Net realized gains:
Class A	–	–	–	–	(3,337,012)	(834,938)
Class C	–	–	–	–	(90,199)	(25,149)
Class R	–	–	–	–	(45,117)	(20,437)
Institutional Service Class	–	–	–	–	(121,392)	(21,216)
Institutional Class	–	–	–	–	(9,941,153)	(2,375,818)

Change in net assets from shareholder distributions	(467,989)	(5,530,691)	(135,070)	(433,502)	(15,296,149)	(6,571,833)

Change in net assets from capital transactions	(47,390,638)	(1,868,165)	(2,658,656)	(8,030,086)	(108,287,605)	(49,512,605)

Change in net assets	(49,071,402)	(1,468,771)	(4,314,663)	(9,528,326)	(120,192,413)	(39,828,044)

Net Assets:
Beginning of period	157,764,123	159,232,894	23,176,917	32,705,243	258,765,009	298,593,053

End of period	$108,692,721	$157,764,123	$18,862,254	$23,176,917	$138,572,596	$258,765,009

Accumulated net investment income/(loss) at end of period	$819,725	$247,291	$52,362	$83,782	$(730,536)	$441,427

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,534,367	$10,980,438	$1,265,875	$2,368,514	$2,073,985	$3,357,996
Proceeds of shares issued in connection with fund merger	4,987,280	–	–	–	–	–
Dividends reinvested	198,255	2,647,138	74,357	245,459	3,582,354	1,435,737
Cost of shares redeemed(a)	(13,352,545)	(24,832,238)	(3,565,558)	(7,980,001)	(6,240,147)	(23,054,155)

Total Class A	(2,632,643)	(11,204,662)	(2,225,326)	(5,366,028)	(583,808)	(18,260,422)

Class C Shares
Proceeds from shares issued	262,475	430,102	190,671	349,086	241,896	442,184
Dividends reinvested	1,773	92,372	5,393	16,603	80,684	25,805
Cost of shares redeemed(a)	(2,269,721)	(1,631,158)	(514,459)	(1,728,284)	(297,942)	(1,099,604)

Total Class C	(2,005,473)	(1,108,684)	(318,395)	(1,362,595)	24,638	(631,615)

Class R Shares
Proceeds from shares issued	310,730	618,551	650,708	1,420,329	145,478	320,172
Dividends reinvested	2,732	38,545	4,968	11,383	45,741	26,775
Cost of shares redeemed(a)	(285,362)	(990,063)	(833,192)	(2,029,119)	(379,954)	(1,283,140)

Total Class R	28,100	(332,967)	(177,516)	(597,407)	(188,735)	(936,193)

Institutional Service Class Shares
Proceeds from shares issued	5,083,255	1,000	49,646	2,006	698,048	1,014,177
Dividends reinvested	21,076	46	5,641	14,377	136,096	43,141
Cost of shares redeemed(a)	(94,338)	–	(7,517)	(112,955)	(232,328)	(722,941)

Total Institutional Service Class	5,009,993	1,046	47,770	(96,572)	601,816	334,377

Institutional Class Shares
Proceeds from shares issued	6,328,591	22,973,717	458,548	985,799	2,295,819	33,821,896
Proceeds of shares issued in connection with fund merger	1,191,494	–	–	–	–	–
Dividends reinvested	230,420	2,589,244	5,198	18,107	10,860,603	4,738,277
Cost of shares redeemed(a)	(55,541,120)	(14,785,859)	(448,935)	(1,611,390)	(121,297,938)	(68,578,925)

Total Institutional Class	(47,790,615)	10,777,102	14,811	(607,484)	(108,141,516)	(30,018,752)

Change in net assets from capital transactions:	$(47,390,638)	$(1,868,165)	$(2,658,656)	$(8,030,086)	$(108,287,605)	$(49,512,605)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	418,465	799,462	89,989	145,015	73,416	115,345
Issued in connection with fund merger	364,123	–	–	–	–	–
Reinvested	14,746	194,098	5,342	14,836	130,362	49,594
Redeemed	(983,536)	(1,759,715)	(250,548)	(485,758)	(223,230)	(792,926)

Total Class A Shares	(186,202)	(766,155)	(155,217)	(325,907)	(19,452)	(627,987)

Class C Shares
Issued	21,005	33,269	14,210	22,466	9,100	16,232
Reinvested	140	7,140	402	1,046	3,142	960
Redeemed	(178,968)	(124,404)	(38,525)	(111,196)	(11,309)	(39,874)

Total Class C Shares	(157,823)	(83,995)	(23,913)	(87,684)	933	(22,682)

Class R Shares
Issued	23,873	46,135	47,499	87,974	5,338	11,375
Reinvested	211	2,928	361	695	1,730	968
Redeemed	(22,133)	(73,283)	(59,839)	(125,770)	(14,201)	(45,228)

Total Class R Shares	1,951	(24,220)	(11,979)	(37,101)	(7,133)	(32,885)

Institutional Service Class Shares
Issued	370,671	70	3,493	118	25,084	34,587
Reinvested	1,565	3	402	860	4,955	1,485
Redeemed	(6,921)	–	(537)	(6,951)	(8,255)	(24,577)

Total Institutional Service Class Shares	365,315	73	3,358	(5,973)	21,784	11,495

Institutional Class Shares
Issued	471,293	1,610,157	31,984	59,510	82,375	1,166,694
Issued in connection with fund merger	86,882	–	–	–	–	–
Reinvested	17,172	189,192	370	1,096	395,218	163,303
Redeemed	(4,069,188)	(1,038,712)	(31,541)	(95,499)	(4,386,557)	(2,326,494)

Total Institutional Class Shares	(3,493,841)	760,637	813	(34,893)	(3,908,964)	(996,497)

Total change in shares:	(3,470,600)	(113,660)	(186,938)	(491,558)	(3,912,832)	(1,668,556)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$10,057,039	$34,319,207	$35,924	$74,817	$91,084	$(123,224)
Net realized gain/(loss) from investments and foreign currency transactions	(14,423,198)	48,377,363	(176,120)	(7,907)	6,855,126	17,469,453
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	5,754,910	(75,277,852)	(359,932)	(626,352)	(2,020,896)	(5,313,911)

Changes in net assets resulting from operations	1,388,751	7,418,718	(500,128)	(559,442)	4,925,314	12,032,318

Distributions to Shareholders From:
Net investment income:
Class A	(495,286)	(6,710,389)	(197)	(581)	–	–
Class C	(45,693)	(1,243,243)	(42)	(125)	–	–
Class R	(37,642)	(609,395)	(25)	(109)	–	–
Institutional Service Class	(831,683)	(7,776,586)	(37)	(157)	–	–
Institutional Class	(2,592,353)	(20,428,050)	(18,529)	(77,992)	–	–
Net realized gains:
Class A	–	–	–	(10)	–	–
Class C	–	–	–	(3)	–	–
Class R	–	–	–	(3)	–	–
Institutional Service Class	–	–	–	(3)	–	–
Institutional Class	–	–	–	(1,629)	–	–

Change in net assets from shareholder distributions	(4,002,657)	(36,767,663)	(18,830)	(80,612)	–	–

Change in net assets from capital transactions	25,146,397	(136,126,563)	(16,953)	145,383	154,506,227	(15,114,065)

Change in net assets	22,532,491	(165,475,508)	(535,911)	(494,671)	159,431,541	(3,081,747)

Net Assets:
Beginning of period	882,161,952	1,047,637,460	4,149,629	4,644,300	134,318,527	137,400,274

End of period	$904,694,443	$882,161,952	$3,613,718	$4,149,629	$293,750,068	$134,318,527

Accumulated net investment income/(loss) at end of period	$8,059,903	$2,005,521	$28,976	$11,882	$(423,243)	$(514,327)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,374,741	$38,976,545	$377	$42,990	$8,125,304	$10,798,893
Dividends reinvested	370,367	5,164,414	197	591	–	–
Cost of shares redeemed(a)	(27,181,411)	(111,945,534)	(28,470)	(8,180)	(8,832,639)	(26,947,757)

Total Class A	(15,436,303)	(67,804,575)	(27,896)	35,401	(707,335)	(16,148,864)

Class C Shares
Proceeds from shares issued	3,250,793	5,412,036	–	19,461	1,639,812	1,999,798
Dividends reinvested	27,462	733,005	42	128	–	–
Cost of shares redeemed(a)	(5,672,541)	(11,975,653)	(10,190)	–	(2,290,611)	(5,980,628)

Total Class C	(2,394,286)	(5,830,612)	(10,148)	19,589	(650,799)	(3,980,830)

Class R Shares
Proceeds from shares issued	2,804,113	5,443,910	–	–	156,930	1,661,980
Dividends reinvested	25,776	417,212	25	113	–	–
Cost of shares redeemed(a)	(3,757,859)	(5,672,725)	–	–	(169,380)	(2,138,130)

Total Class R	(927,970)	188,397	25	113	(12,450)	(476,150)

Institutional Service Class Shares
Proceeds from shares issued	32,820,635	34,589,305	–	–	413,476	53,514
Dividends reinvested	811,362	7,562,977	37	160	–	–
Cost of shares redeemed(a)	(17,509,582)	(57,607,741)	–	–	(140,798)	(275,763)

Total Institutional Service Class	16,122,415	(15,455,459)	37	160	272,678	(222,249)

Institutional Class Shares
Proceeds from shares issued	63,564,470	107,856,376	2,500	10,500	159,914,173	11,907,314
Dividends reinvested	2,513,620	19,711,575	18,529	79,620	–	–
Cost of shares redeemed(a)	(38,295,549)	(174,792,265)	–	–	(4,310,040)	(6,193,286)

Total Institutional Class	27,782,541	(47,224,314)	21,029	90,120	155,604,133	5,714,028

Change in net assets from capital transactions:	$25,146,397	$(136,126,563)	$(16,953)	$145,383	$154,506,227	$(15,114,065)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	798,860	2,570,144	55	5,133	327,878	476,686
Reinvested	26,002	342,395	29	69	–	–
Redeemed	(1,894,701)	(7,438,724)	(4,207)	(962)	(355,966)	(1,178,468)

Total Class A Shares	(1,069,839)	(4,526,185)	(4,123)	4,240	(28,088)	(701,782)

Class C Shares
Issued	239,997	376,112	–	2,160	73,326	98,547
Reinvested	2,066	51,508	6	15	–	–
Redeemed	(421,334)	(835,449)	(1,525)	–	(104,232)	(292,984)

Total Class C Shares	(179,271)	(407,829)	(1,519)	2,175	(30,906)	(194,437)

Class R Shares
Issued	204,055	372,297	–	–	6,718	79,104
Reinvested	1,901	28,872	3	14	–	–
Redeemed	(276,861)	(386,207)	–	–	(7,241)	(101,176)

Total Class R Shares	(70,905)	14,962	3	14	(523)	(22,072)

Institutional Service Class Shares
Issued	2,247,795	2,239,070	–	–	15,146	2,256
Reinvested	55,657	491,085	5	19	–	–
Redeemed	(1,202,847)	(3,695,874)	–	–	(5,332)	(11,548)

Total Institutional Service Class Shares	1,100,605	(965,719)	5	19	9,814	(9,292)

Institutional Class Shares
Issued	4,328,686	6,869,145	377	1,270	5,912,349	496,336
Reinvested	171,691	1,276,474	2,685	9,326	–	–
Redeemed	(2,601,963)	(11,125,343)	–	–	(163,853)	(260,287)

Total Institutional Class Shares	1,898,414	(2,979,724)	3,062	10,596	5,748,496	236,049

Total change in shares:	1,679,004	(8,864,495)	(2,572)	17,044	5,698,793	(691,534)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,019,633	$4,113,884
Net realized gain/(loss) from investments and foreign currency transactions	15,107,685	39,948,927
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(3,699,738)	(3,813,816)

Changes in net assets resulting from operations	13,427,580	40,248,995

Distributions to Shareholders From:
Net investment income:
Class A	(1,457,330)	(2,839,511)
Class C	(17,907)	(34,084)
Class R	(1,617)	(3,349)
Institutional Service Class	(738,612)	(1,471,826)
Institutional Class	(33,470)	(49,723)
Net realized gains:
Class A	(17,284,152)	(2,078,777)
Class C	(576,102)	(75,588)
Class R	(23,350)	(3,210)
Institutional Service Class	(7,660,936)	(906,726)
Institutional Class	(225,732)	(27,677)

Change in net assets from shareholder distributions	(28,019,208)	(7,490,471)

Change in net assets from capital transactions	1,719,318	(40,237,320)

Change in net assets	(12,872,310)	(7,478,796)

Net Assets:
Beginning of period	417,400,912	424,879,708

End of period	$404,528,602	$417,400,912

Accumulated net investment income at end of period	$279,513	$508,816

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,878,567	$4,165,687
Dividends reinvested	17,190,327	4,461,391
Cost of shares redeemed(a)	(15,317,186)	(36,066,289)

Total Class A	3,751,708	(27,439,211)

Class C Shares
Proceeds from shares issued	426,658	277,456
Dividends reinvested	311,110	57,871
Cost of shares redeemed(a)	(922,102)	(2,180,589)

Total Class C	(184,334)	(1,845,262)

Class R Shares
Proceeds from shares issued	140,608	66,151
Dividends reinvested	746	137
Cost of shares redeemed(a)	(23,160)	(153,347)

Total Class R	118,194	(87,059)

Institutional Service Class Shares
Proceeds from shares issued	777,246	1,362,395
Dividends reinvested	8,176,039	2,302,572
Cost of shares redeemed(a)	(14,432,082)	(13,827,724)

Total Institutional Service Class	(5,478,797)	(10,162,757)

Institutional Class Shares
Proceeds from shares issued	4,037,134	2,105,844
Dividends reinvested	210,183	64,788
Cost of shares redeemed(a)	(734,770)	(2,873,663)

Total Institutional Class	3,512,547	(703,031)

Change in net assets from capital transactions:	$1,719,318	$(40,237,320)

(a)	Includes redemption fees, if any.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	145,339	323,263
Reinvested	1,331,452	349,012
Redeemed	(1,174,973)	(2,784,392)

Total Class A Shares	301,818	(2,112,117)

Class C Shares
Issued	36,013	23,374
Reinvested	26,432	4,971
Redeemed	(77,394)	(184,607)

Total Class C Shares	(14,949)	(156,262)

Class R Shares
Issued	11,302	5,355
Reinvested	60	11
Redeemed	(1,865)	(12,026)

Total Class R Shares	9,497	(6,660)

Institutional Service Class Shares
Issued	56,290	101,494
Reinvested	606,017	172,508
Redeemed	(1,069,508)	(1,023,767)

Total Institutional Service Class Shares	(407,201)	(749,765)

Institutional Class Shares
Issued	307,128	152,613
Reinvested	15,565	4,842
Redeemed	(54,690)	(210,519)

Total Institutional Class Shares	268,003	(53,064)

Total change in shares:	157,168	(3,077,868)

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$12.08	$0.05	$0.33	$0.38	$(0.01)	$(0.20)	$(0.21)	$–	$12.25
Year Ended October 31, 2014	12.01	0.14	0.15	0.29	(0.15)	(0.07)	(0.22)	–	12.08
Year Ended October 31, 2013	11.73	0.17	0.54	0.71	(0.27)	(0.16)	(0.43)	–	12.01
Period Ended October 31, 2012(g)	11.26	0.01	0.46	0.47	–	–	–	–	11.73
Class C Shares
Six Months Ended April 30, 2015*	12.05	0.02	0.33	0.35	–	(0.20)	(0.20)	–	12.20
Year Ended October 31, 2014	12.00	0.05	0.15	0.20	(0.08)	(0.07)	(0.15)	–	12.05
Year Ended October 31, 2013	11.66	0.13	0.50	0.63	(0.13)	(0.16)	(0.29)	–	12.00
Period Ended October 31, 2012(g)	11.26	0.12	0.28	0.40	–	–	–	–	11.66
Class R Shares
Six Months Ended April 30, 2015*	12.07	0.03	0.34	0.37	(0.01)	(0.20)	(0.21)	–	12.23
Year Ended October 31, 2014	12.02	0.05	0.20	0.25	(0.13)	(0.07)	(0.20)	–	12.07
Year Ended October 31, 2013	11.70	0.18	0.51	0.69	(0.21)	(0.16)	(0.37)	–	12.02
Period Ended October 31, 2012(g)	11.26	0.15	0.29	0.44	–	–	–	–	11.70
Institutional Service Class Shares
Six Months Ended April 30, 2015*	12.10	0.07	0.32	0.39	(0.02)	(0.20)	(0.22)	–	12.27
Year Ended October 31, 2014	12.03	0.17	0.14	0.31	(0.17)	(0.07)	(0.24)	–	12.10
Year Ended October 31, 2013	11.73	0.16	0.58	0.74	(0.28)	(0.16)	(0.44)	–	12.03
Year Ended October 31, 2012	11.34	0.22	0.96	1.18	(0.23)	(0.56)	(0.79)	–	11.73
Year Ended October 31, 2011	11.81	0.23	(0.60)	(0.37)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.21	1.60	1.81	–	–	–	–	11.81
Institutional Class Shares
Six Months Ended April 30, 2015*	12.11	0.09	0.31	0.40	(0.02)	(0.20)	(0.22)	–	12.29
Year Ended October 31, 2014	12.04	0.16	0.16	0.32	(0.18)	(0.07)	(0.25)	–	12.11
Year Ended October 31, 2013	11.74	0.19	0.56	0.75	(0.29)	(0.16)	(0.45)	–	12.04
Year Ended October 31, 2012	11.34	0.22	0.97	1.19	(0.23)	(0.56)	(0.79)	–	11.74
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.23	1.59	1.82	–	–	–	–	11.82

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

3.28%	$1,223	1.50%	0.84%	1.50%	3.16%
2.43%	1,173	1.50%	1.21%	1.52%	36.48%
6.12%	1,328	1.50%	1.43%	1.51%	3.33%
4.17%	327	1.45%	0.19%	1.46%	21.73%

3.04%	440	2.25%	0.33%	2.25%	3.16%
1.67%	288	2.25%	0.46%	2.27%	36.48%
5.47%	146	2.25%	1.09%	2.26%	3.33%
3.55%	10	2.18%	1.56%	2.19%	21.73%

3.17%	12	1.75%	0.58%	1.75%	3.16%
2.06%	11	1.76%	0.40%	1.78%	36.48%
5.97%	36	1.75%	1.50%	1.76%	3.33%
3.91%	10	1.69%	2.05%	1.70%	21.73%

3.37%	5,267	1.30%	1.13%	1.30%	3.16%
2.59%	3,950	1.30%	1.45%	1.32%	36.48%
6.44%	3,841	1.28%	1.35%	1.29%	3.33%
11.83%	3,717	1.24%	2.00%	1.25%	21.73%
(3.20%)	2,584	1.23%	1.95%	1.23%	25.31%
18.10%	2,989	1.23%	1.94%	1.76%	1.15%

3.48%	1,706,300	1.25%	1.50%	1.25%	3.16%
2.64%	1,069,989	1.25%	1.32%	1.27%	36.48%
6.48%	1,004,859	1.25%	1.59%	1.26%	3.33%
11.92%	617,471	1.22%	2.01%	1.23%	21.73%
(3.28%)	434,567	1.23%	2.04%	1.23%	25.31%
18.20%	351,085	1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$10.13	$0.01	$(0.39)	$(0.38)	$(0.04)	$(0.23)	$(0.27)	$–	$9.48
Year Ended October 31, 2014	11.88	0.11	(0.04)	0.07	(0.17)	(1.65)	(1.82)	–	10.13
Year Ended October 31, 2013	11.01	0.24	1.00	1.24	(0.28)	(0.09)	(0.37)	–	11.88
Year Ended October 31, 2012	8.95	0.15	1.93	2.08	–	(0.02)	(0.02)	–	11.01
Period Ended October 31, 2011(h)	10.00	0.01	(1.06)	(1.05)	–	–	–	–	8.95
Class C Shares
Six Months Ended April 30, 2015*	10.01	(0.01)	(0.40)	(0.41)	(0.02)	(0.23)	(0.25)	–	9.35
Year Ended October 31, 2014	11.76	0.05	(0.05)	–	(0.10)	(1.65)	(1.75)	–	10.01
Year Ended October 31, 2013	10.90	0.11	1.03	1.14	(0.19)	(0.09)	(0.28)	–	11.76
Year Ended October 31, 2012	8.93	0.06	1.93	1.99	–	(0.02)	(0.02)	–	10.90
Period Ended October 31, 2011(h)	10.00	0.01	(1.08)	(1.07)	–	–	–	–	8.93
Class R Shares
Six Months Ended April 30, 2015*	10.14	0.02	(0.39)	(0.37)	(0.04)	(0.23)	(0.27)	–	9.50
Year Ended October 31, 2014	11.84	0.08	(0.05)	0.03	(0.08)	(1.65)	(1.73)	–	10.14
Year Ended October 31, 2013	10.98	0.05	1.09	1.14	(0.19)	(0.09)	(0.28)	–	11.84
Year Ended October 31, 2012	8.94	0.05	2.01	2.06	–	(0.02)	(0.02)	–	10.98
Period Ended October 31, 2011(h)	10.00	0.02	(1.08)	(1.06)	–	–	–	–	8.94
Institutional Service Class Shares
Six Months Ended April 30, 2015*	10.30	0.05	(0.42)	(0.37)	(0.05)	(0.23)	(0.28)	–	9.65
Year Ended October 31, 2014	12.04	0.14	(0.04)	0.10	(0.19)	(1.65)	(1.84)	–	10.30
Year Ended October 31, 2013	11.05	0.24	1.16	1.40	(0.32)	(0.09)	(0.41)	–	12.04
Year Ended October 31, 2012	8.96	0.16	1.96	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(h)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96
Institutional Class Shares
Six Months Ended April 30, 2015*	10.17	0.03	(0.40)	(0.37)	(0.05)	(0.23)	(0.28)	–	9.52
Year Ended October 31, 2014	11.91	0.13	(0.03)	0.10	(0.19)	(1.65)	(1.84)	–	10.17
Year Ended October 31, 2013	11.05	0.23	1.04	1.27	(0.32)	(0.09)	(0.41)	–	11.91
Year Ended October 31, 2012	8.96	0.18	1.94	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(h)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(g)

(3.67%)		$1,012	1.87%	0.31%	2.58	%(f)	1.96%
1.78%		1,341	1.79%	1.12%	2.69%		51.86%
11.43%		1,389	1.77%	2.08%	2.41%		58.61%
23.41%		173	1.95%	1.49%	2.83%		9.52%
(10.50%)		123	1.95%	0.43%	19.61%		1.68%

(3.99%)		59	2.50%	(0.31%)	3.21	%(f)	1.96%
1.16%		61	2.50%	0.50%	3.39%		51.86%
10.58%		61	2.54%	0.96%	3.16%		58.61%
22.38	%(i)	11	2.70%	0.65%	3.58%		9.52%
(10.70%)		9	2.70%	0.19%	20.48%		1.68%

(3.59%)		12	2.00%	0.34%	2.71	%(f)	1.96%
1.41%		13	2.07%	0.81%	2.96%		51.86%
10.48%		36	2.28%	0.45%	2.86%		58.61%
23.16%		67	2.39%	0.48%	3.26%		9.52%
(10.60%)		9	2.20%	0.69%	19.98%		1.68%

(3.47%)		149	1.50%	1.12%	2.21	%(f)	1.96%
2.09%		55	1.50%	1.38%	2.39%		51.86%
12.85%		33	1.54%	2.00%	2.16%		58.61%
23.77	%(i)	13	1.70%	1.65%	2.58%		9.52%
(10.40%)		9	1.70%	1.19%	19.48%		1.68%

(3.52%)		23,668	1.50%	0.67%	2.21	%(f)	1.96%
2.12%		29,502	1.50%	1.23%	2.39%		51.86%
11.63%		25,960	1.56%	1.92%	2.16%		58.61%
23.77%		29,292	1.70%	1.78%	2.58%		9.52%
(10.40%)		1,434	1.70%	1.19%	19.48%		1.68%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$20.19	$(0.08)	$1.83	$1.75	$(0.04)	$(0.04)	$–	$21.90
Year Ended October 31, 2014	20.54	0.16	(0.33)	(0.17)	(0.18)	(0.18)	–	20.19
Year Ended October 31, 2013	19.64	0.15	0.82	0.97	(0.08)	(0.08)	0.01	20.54
Year Ended October 31, 2012	18.81	0.35	0.88	1.23	(0.41)	(0.41)	0.01	19.64
Year Ended October 31, 2011	20.66	0.21	(1.91)	(1.70)	(0.16)	(0.16)	0.01	18.81
Year Ended October 31, 2010	16.40	0.14	4.21	4.35	(0.09)	(0.09)	–	20.66
Class C Shares
Six Months Ended April 30, 2015*	19.50	(0.12)	1.75	1.63	(0.02)	(0.02)	–	21.11
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	–	19.50
Year Ended October 31, 2013	19.09	(0.01)	0.81	0.80	(0.02)	(0.02)	–	19.87
Year Ended October 31, 2012	18.30	0.19	0.87	1.06	(0.28)	(0.28)	0.01	19.09
Year Ended October 31, 2011	20.09	0.02	(1.80)	(1.78)	(0.02)	(0.02)	0.01	18.30
Year Ended October 31, 2010	15.97	0.01	4.11	4.12	–	–	–	20.09
Class R Shares
Six Months Ended April 30, 2015*	19.92	(0.06)	1.76	1.70	(0.03)	(0.03)	–	21.59
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	–	19.92
Year Ended October 31, 2013	19.43	0.10	0.79	0.89	(0.03)	(0.03)	–	20.29
Year Ended October 31, 2012	18.62	0.26	0.89	1.15	(0.35)	(0.35)	0.01	19.43
Year Ended October 31, 2011	20.46	0.14	(1.88)	(1.74)	(0.11)	(0.11)	0.01	18.62
Year Ended October 31, 2010	16.26	0.17	4.10	4.27	(0.07)	(0.07)	–	20.46
Institutional Service Class Shares
Six Months Ended April 30, 2015*	20.28	(0.04)	1.83	1.79	(0.05)	(0.05)	–	22.02
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	–	20.28
Year Ended October 31, 2013	19.72	0.18	0.84	1.02	(0.13)	(0.13)	0.01	20.62
Year Ended October 31, 2012	18.88	0.38	0.91	1.29	(0.46)	(0.46)	0.01	19.72
Year Ended October 31, 2011	20.73	0.22	(1.87)	(1.65)	(0.21)	(0.21)	0.01	18.88
Year Ended October 31, 2010	16.44	0.18	4.25	4.43	(0.14)	(0.14)	–	20.73
Institutional Class Shares
Six Months Ended April 30, 2015*	20.28	(0.05)	1.84	1.79	(0.05)	(0.05)	–	22.02
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	–	20.28
Year Ended October 31, 2013	19.74	0.19	0.83	1.02	(0.13)	(0.13)	0.01	20.64
Year Ended October 31, 2012	18.90	0.39	0.90	1.29	(0.46)	(0.46)	0.01	19.74
Year Ended October 31, 2011	20.74	0.25	(1.89)	(1.64)	(0.21)	(0.21)	0.01	18.90
Year Ended October 31, 2010	16.49	0.18	4.21	4.39	(0.14)	(0.14)	–	20.74

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(g)

8.69%	$13,196	1.91%	(0.79%)	2.40	%(f)	4.69%
(0.82%)	19,425	1.89%	0.79%	2.30%		30.61%
4.98%	21,682	1.89%	0.71%	2.18%		14.51%
6.68%	21,882	1.90%	1.81%	2.13%		21.42%
(8.20%)	25,086	1.89%	1.02%	2.12%		20.44%
26.58%	27,216	1.88%	0.77%	2.18%		27.91%

8.37%	6,134	2.63%	(1.30%)	3.12	%(f)	4.69%
(1.57%)	6,064	2.62%	0.04%	3.03%		30.61%
4.18%	7,704	2.62%	(0.06%)	2.91%		14.51%
5.90%	9,164	2.62%	1.02%	2.85%		21.42%
(8.78%)	9,161	2.62%	0.11%	2.84%		20.44%
25.74%	14,438	2.62%	0.03%	2.90%		27.91%

8.55%	1,557	2.27%	(0.99%)	2.76	%(f)	4.69%
(1.25%)	1,495	2.27%	0.50%	2.68%		30.61%
4.61%	1,599	2.25%	0.47%	2.54%		14.51%
6.32%	1,225	2.24%	1.36%	2.47%		21.42%
(8.44%)	930	2.20%	0.71%	2.43%		20.44%
26.30%	578	2.12%	0.95%	2.43%		27.91%

8.84%	1,170	1.65%	(0.46%)	2.14	%(f)	4.69%
(0.56%)	1,778	1.64%	1.05%	2.05%		30.61%
5.22%	2,383	1.62%	0.88%	1.91%		14.51%
6.99%	4,529	1.62%	1.99%	1.85%		21.42%
(7.92%)	3,498	1.62%	1.08%	1.84%		20.44%
27.00%	5,138	1.62%	1.03%	1.91%		27.91%

8.85%	2,172	1.62%	(0.31%)	2.11	%(f)	4.69%
(0.65%)	1,604	1.62%	1.23%	2.03%		30.61%
5.22%	1,250	1.62%	0.90%	1.91%		14.51%
6.99%	1,683	1.62%	2.01%	1.85%		21.42%
(7.91%)	1,247	1.62%	1.20%	1.84%		20.44%
26.73%	1,448	1.62%	0.98%	1.87%		27.91%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$14.88	$0.02	$(0.11)	$(0.09)	$(0.02)	$(0.44)	$(0.46)	$–	$14.33
Year Ended October 31, 2014	15.30	0.16	(0.37)	(0.21)	(0.21)	–	(0.21)	–	14.88
Year Ended October 31, 2013	15.00	0.17	0.36	0.53	(0.23)	–	(0.23)	–	15.30
Period Ended October 31, 2012(g)	13.07	0.09	1.84	1.93	–	–	–	–	15.00
Class C Shares
Six Months Ended April 30, 2015*	14.79	(0.03)	(0.10)	(0.13)	(0.01)	(0.44)	(0.45)	–	14.21
Year Ended October 31, 2014	15.23	0.05	(0.36)	(0.31)	(0.13)	–	(0.13)	–	14.79
Year Ended October 31, 2013	14.95	0.09	0.34	0.43	(0.15)	–	(0.15)	–	15.23
Period Ended October 31, 2012(g)	13.07	0.05	1.83	1.88	–	–	–	–	14.95
Class R Shares
Six Months Ended April 30, 2015*	14.83	–	(0.12)	(0.12)	(0.01)	(0.44)	(0.45)	–	14.26
Year Ended October 31, 2014	15.27	0.11	(0.38)	(0.27)	(0.17)	–	(0.17)	–	14.83
Year Ended October 31, 2013	14.98	0.14	0.35	0.49	(0.20)	–	(0.20)	–	15.27
Period Ended October 31, 2012(g)	13.07	0.08	1.83	1.91	–	–	–	–	14.98
Institutional Service Class Shares
Six Months Ended April 30, 2015*	14.89	0.06	(0.15)	(0.09)	(0.02)	(0.44)	(0.46)	–	14.34
Year Ended October 31, 2014	15.30	0.13	(0.33)	(0.20)	(0.21)	–	(0.21)	–	14.89
Year Ended October 31, 2013	14.99	0.19	0.35	0.54	(0.23)	–	(0.23)	–	15.30
Year Ended October 31, 2012	13.68	0.18	1.40	1.58	(0.15)	(0.12)	(0.27)	–	14.99
Year Ended October 31, 2011	14.29	0.22	(0.70)	(0.48)	(0.13)	–	(0.13)	–	13.68
Period Ended October 31, 2010(h)	11.65	0.08	2.78	2.86	(0.22)	–	(0.22)	–	14.29
Institutional Class Shares
Six Months Ended April 30, 2015*	14.90	0.04	(0.11)	(0.07)	(0.03)	(0.44)	(0.47)	–	14.36
Year Ended October 31, 2014	15.31	0.20	(0.35)	(0.15)	(0.26)	–	(0.26)	–	14.90
Year Ended October 31, 2013	15.02	0.22	0.36	0.58	(0.29)	–	(0.29)	–	15.31
Year Ended October 31, 2012	13.70	0.22	1.40	1.62	(0.18)	(0.12)	(0.30)	–	15.02
Year Ended October 31, 2011	14.28	0.26	(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	–	14.28

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(0.37%)	$324,757	1.43%	0.26%	1.46%	6.83%
(1.37%)	341,483	1.41%	1.05%	1.43%	5.00%
3.50%	417,896	1.43%	1.13%	1.43%	2.79%
14.77%	274,047	1.40%	1.46%	1.40%	1.14%

(0.68%)	42,126	2.10%	(0.41%)	2.13%	6.83%
(2.04%)	45,077	2.10%	0.36%	2.12%	5.00%
2.85%	49,826	2.10%	0.60%	2.10%	2.79%
14.38%	19,328	2.09%	0.77%	2.09%	1.14%

(0.57%)	35,563	1.80%	(0.04%)	1.83%	6.83%
(1.76%)	31,720	1.79%	0.76%	1.81%	5.00%
3.26%	22,968	1.74%	0.90%	1.74%	2.79%
14.61%	8,811	1.64%	1.19%	1.64%	1.14%

(0.36%)	642,443	1.29%	0.82%	1.32%	6.83%
(1.29%)	234,846	1.34%	0.90%	1.36%	5.00%
3.61%	443,469	1.35%	1.22%	1.35%	2.79%
11.94%	298,472	1.29%	1.31%	1.29%	1.14%
(3.41%)	248,725	1.21%	1.55%	1.29%	1.51%
25.04%	145,837	0.95%	0.65%	1.04%	1.03%

(0.25%)	8,937,108	1.10%	0.60%	1.13%	6.83%
(1.01%)	9,389,216	1.10%	1.35%	1.12%	5.00%
3.86%	11,114,896	1.10%	1.43%	1.10%	2.79%
12.25%	7,651,960	1.05%	1.59%	1.05%	1.14%
(3.14%)	4,562,269	0.95%	1.87%	1.03%	1.51%
33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$12.26	$(0.06)	$0.05	$(0.01)	$(2.09)	$(2.09)	$–	$10.16
Year Ended October 31, 2014	12.12	(0.13)	0.48	0.35	(0.21)	(0.21)	–	12.26
Year Ended October 31, 2013	11.29	(0.14)	1.10	0.96	(0.13)	(0.13)	–	12.12
Year Ended October 31, 2012	11.17	(0.19)	0.42	0.23	(0.11)	(0.11)	–	11.29
Year Ended October 31, 2011	11.35	(0.20)	0.02	(0.18)	–	–	–	11.17
Year Ended October 31, 2010	10.66	(0.18)	0.87	0.69	–	–	–	11.35
Class C Shares
Six Months Ended April 30, 2015*	8.43	(0.06)	0.03	(0.03)	(2.09)	(2.09)	–	6.31
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	–	8.43
Year Ended October 31, 2013	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	–	8.45
Year Ended October 31, 2012	7.97	(0.19)	0.29	0.10	(0.11)	(0.11)	–	7.96
Year Ended October 31, 2011	8.16	(0.20)	0.01	(0.19)	–	–	–	7.97
Year Ended October 31, 2010	7.71	(0.19)	0.64	0.45	–	–	–	8.16
Class R Shares
Six Months Ended April 30, 2015*	11.77	(0.08)	0.05	(0.03)	(2.09)	(2.09)	–	9.65
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	–	11.77
Year Ended October 31, 2013	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	–	11.69
Year Ended October 31, 2012	10.88	(0.23)	0.40	0.17	(0.11)	(0.11)	–	10.94
Year Ended October 31, 2011	11.08	(0.23)	0.03	(0.20)	–	–	–	10.88
Year Ended October 31, 2010	10.43	(0.22)	0.87	0.65	–	–	–	11.08
Institutional Service Class Shares
Six Months Ended April 30, 2015*	12.44	(0.06)	0.05	(0.01)	(2.09)	(2.09)	–	10.34
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	–	12.44
Year Ended October 31, 2013	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	–	12.28
Year Ended October 31, 2012	11.30	(0.18)	0.42	0.24	(0.11)	(0.11)	–	11.43
Year Ended October 31, 2011	11.47	(0.21)	0.04	(0.17)	–	–	–	11.30
Period Ended October 31, 2010(i)	10.79	(0.10)	0.78	0.68	–	–	–	11.47
Institutional Class Shares
Six Months Ended April 30, 2015*	12.56	(0.05)	0.06	0.01	(2.09)	(2.09)	–	10.48
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	–	12.56
Year Ended October 31, 2013	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	–	12.37
Year Ended October 31, 2012	11.33	(0.16)	0.42	0.26	(0.11)	(0.11)	–	11.48
Year Ended October 31, 2011	11.48	(0.17)	0.02	(0.15)	–	–	–	11.33
Year Ended October 31, 2010	10.75	(0.15)	0.88	0.73	–	–	–	11.48

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Dividend Expense (d)(f)		Portfolio Turnover (c)(g)

(0.19%)	$24,644	3.06%	(1.20%)	3.29%	1.48	%(h)	10.04%
2.90%	30,368	2.64%	(1.09%)	2.79%	1.08	%(h)	31.13%
8.54%	62,819	2.62%	(1.15%)	2.72%	1.04	%(h)	41.95%
2.10%	70,070	2.79%	(1.70%)	2.79%	1.10	%(h)	47.63%
(1.58%)	93,352	2.32%	(1.75%)	2.40%	0.63%		62.65%
6.57%	105,897	2.15%	(1.61%)	2.15%	0.43%		152.09%

(0.60%)	6,842	3.74%	(1.86%)	3.97%	1.49	%(h)	10.04%
2.26%	10,162	3.36%	(1.81%)	3.51%	1.11	%(h)	31.13%
7.83%	12,104	3.32%	(1.85%)	3.42%	1.05	%(h)	41.95%
1.31%	13,681	3.46%	(2.36%)	3.46%	1.10	%(h)	47.63%
(2.33%)	17,345	3.04%	(2.47%)	3.13%	0.62%		62.65%
5.84%	23,685	2.88%	(2.35%)	2.88%	0.43%		152.09%

(0.40%)	3,226	3.47%	(1.61%)	3.70%	1.47	%(h)	10.04%
2.49%	3,437	3.12%	(1.56%)	3.27%	1.12	%(h)	31.13%
8.07%	2,759	3.01%	(1.55%)	3.12%	1.01	%(h)	41.95%
1.60%	2,118	3.22%	(2.12%)	3.22%	1.11	%(h)	47.63%
(1.81%)	2,245	2.61%	(2.07%)	2.68%	0.67%		62.65%
6.23%	1,477	2.51%	(2.05%)	2.51%	0.51%		152.09%

(0.19%)	896	2.96%	(1.08%)	3.18%	1.46	%(h)	10.04%
3.03%	1,871	2.59%	(1.02%)	2.75%	1.09	%(h)	31.13%
8.61%	3,551	2.47%	(1.00%)	2.59%	0.99	%(h)	41.95%
2.17%	1,992	2.72%	(1.60%)	2.72%	1.11	%(h)	47.63%
(1.48%)	8,380	2.37%	(1.90%)	2.40%	0.77%		62.65%
6.30%	965	2.04%	(1.53%)	2.04%	0.43%		152.09%

(0.01%)	211,049	2.73%	(0.87%)	2.96%	1.48	%(h)	10.04%
3.26%	303,638	2.33%	(0.78%)	2.49%	1.08	%(h)	31.13%
8.92%	581,327	2.29%	(0.82%)	2.40%	1.03	%(h)	41.95%
2.34%	480,181	2.48%	(1.37%)	2.48%	1.11	%(h)	47.63%
(1.31%)	382,920	2.06%	(1.50%)	2.14%	0.64%		62.65%
6.79%	321,696	1.88%	(1.36%)	1.88%	0.43%		152.09%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Indicates the dividend expense charged for the period to average net assets.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Dividend expense ratio includes broker related expenses for securities sold short.
(i)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$10.22	$0.11	$0.43	$0.54	$(0.01)	$(0.11)	$(0.12)	$–	$10.64
Year Ended October 31, 2014	10.87	0.19	(0.58)	(0.39)	(0.24)	(0.02)	(0.26)	–	10.22
Period Ended October 31, 2013(g)	10.00	0.08	0.91	0.99	(0.12)	–	(0.12)	–	10.87
Class C Shares
Six Months Ended April 30, 2015*	10.19	0.07	0.43	0.50	–	(0.11)	(0.11)	–	10.58
Year Ended October 31, 2014	10.85	0.09	(0.57)	(0.48)	(0.16)	(0.02)	(0.18)	–	10.19
Period Ended October 31, 2013(g)	10.00	0.08	0.87	0.95	(0.10)	–	(0.10)	–	10.85
Class R Shares
Six Months Ended April 30, 2015*	10.23	0.10	0.42	0.52	–	(0.11)	(0.11)	–	10.64
Year Ended October 31, 2014	10.87	0.16	(0.58)	(0.42)	(0.20)	(0.02)	(0.22)	–	10.23
Period Ended October 31, 2013(g)	10.00	0.12	0.86	0.98	(0.11)	–	(0.11)	–	10.87
Institutional Service Class Shares
Six Months Ended April 30, 2015*	10.24	0.13	0.43	0.56	(0.01)	(0.11)	(0.12)	–	10.68
Year Ended October 31, 2014	10.88	0.22	(0.58)	(0.36)	(0.26)	(0.02)	(0.28)	–	10.24
Period Ended October 31, 2013(g)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88
Institutional Class Shares
Six Months Ended April 30, 2015*	10.24	0.12	0.44	0.56	(0.01)	(0.11)	(0.12)	–	10.68
Year Ended October 31, 2014	10.88	0.21	(0.57)	(0.36)	(0.26)	(0.02)	(0.28)	–	10.24
Period Ended October 31, 2013(g)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

5.36%		$403	1.35%	2.23%	3.11%	5.70%
(3.80%)		387	1.35%	1.74%	3.43%	7.75%
10.00%		63	1.35%	1.28%	4.69%	3.35	%(c)

5.02%		11	2.10%	1.47%	3.86%	5.70%
(4.56	%)(h)	10	2.10%	0.84%	4.18%	7.75%
9.61	%(h)	11	2.10%	1.29%	5.43%	3.35	%(c)

5.22%		11	1.60%	1.98%	3.36%	5.70%
(4.06	%)(h)	11	1.60%	1.44%	3.68%	7.75%
9.94	%(h)	11	1.60%	1.92%	4.94%	3.35	%(c)

5.58%		11	1.10%	2.48%	2.86%	5.70%
(3.54%)		11	1.10%	1.94%	3.18%	7.75%
10.16%		11	1.10%	2.42%	4.44%	3.35	%(c)

5.58%		5,990	1.10%	2.46%	2.86%	5.70%
(3.53%)		5,730	1.10%	1.94%	3.18%	7.75%
10.16%		5,926	1.10%	2.38%	4.44%	3.35	%(c)

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$13.83	$0.12	$(0.23)	$(0.11)	$(0.04)	$(0.04)	$–	$13.68
Year Ended October 31, 2014	13.83	0.45	0.01	0.46	(0.46)	(0.46)	–	13.83
Year Ended October 31, 2013	12.01	0.18	1.80	1.98	(0.16)	(0.16)	–	13.83
Year Ended October 31, 2012	11.14	0.20	0.88	1.08	(0.21)	(0.21)	–	12.01
Year Ended October 31, 2011	11.00	0.22	0.13	0.35	(0.21)	(0.21)	–	11.14
Year Ended October 31, 2010	9.82	0.16	1.19	1.35	(0.17)	(0.17)	–	11.00
Class C Shares
Six Months Ended April 30, 2015*	13.13	0.04	(0.18)	(0.14)	(0.01)	(0.01)	–	12.98
Year Ended October 31, 2014	13.15	0.33	0.03	0.36	(0.38)	(0.38)	–	13.13
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	(0.09)	–	13.15
Year Ended October 31, 2012	10.63	0.14	0.82	0.96	(0.15)	(0.15)	–	11.44
Year Ended October 31, 2011	10.50	0.13	0.13	0.26	(0.13)	(0.13)	–	10.63
Year Ended October 31, 2010	9.39	0.08	1.14	1.22	(0.11)	(0.11)	–	10.50
Class R Shares
Six Months Ended April 30, 2015*	13.34	0.09	(0.20)	(0.11)	(0.03)	(0.03)	–	13.20
Year Ended October 31, 2014	13.36	0.40	– (i)	0.40	(0.42)	(0.42)	–	13.34
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	(0.14)	–	13.36
Year Ended October 31, 2012	10.78	0.19	0.83	1.02	(0.19)	(0.19)	–	11.61
Year Ended October 31, 2011	10.65	0.18	0.13	0.31	(0.18)	(0.18)	–	10.78
Year Ended October 31, 2010	9.51	0.14	1.16	1.30	(0.16)	(0.16)	–	10.65
Institutional Service Class Shares
Six Months Ended April 30, 2015*	13.86	0.16	(0.25)	(0.09)	(0.06)	(0.06)	–	13.71
Year Ended October 31, 2014	13.88	0.44	0.05	0.49	(0.51)	(0.51)	–	13.86
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	(0.21)	–	13.88
Period Ended October 31, 2012(j)(k)	10.56	0.23	1.41	1.64	(0.19)	(0.19)	–	12.01
Institutional Class Shares
Six Months Ended April 30, 2015*	13.84	0.08	(0.16)	(0.08)	(0.06)	(0.06)	–	13.70
Year Ended October 31, 2014	13.84	0.47	0.04	0.51	(0.51)	(0.51)	–	13.84
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	(0.21)	–	13.84
Year Ended October 31, 2012	11.15	0.23	0.89	1.12	(0.25)	(0.25)	–	12.02
Year Ended October 31, 2011	11.01	0.26	0.12	0.38	(0.24)	(0.24)	–	11.15
Year Ended October 31, 2010	9.82	0.13	1.26	1.39	(0.20)	(0.20)	–	11.01

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(g)

(0.79%)		$69,912	1.56%	1.85%	1.58	%(f)	19.28%
3.37%		73,230	1.56%	3.22%	1.56%		24.09%
16.59%		83,800	1.57%	1.42%	1.57%		12.87%
9.86%		76,894	1.49%	1.73%	1.68%		24.83%
3.12%		25,480	1.61%	1.89%	1.83%		25.44%
13.97%		27,691	1.61%	1.56%	1.96%		23.44%

(1.08%)		2,070	2.20%	0.68%	2.22	%(f)	19.28%
2.78%		4,165	2.19%	2.50%	2.19%		24.09%
15.83%		5,278	2.19%	0.96%	2.19%		12.87%
9.11%		3,348	2.20%	1.28%	2.39%		24.83%
2.43%		2,437	2.32%	1.18%	2.54%		25.44%
13.17%		3,017	2.32%	0.85%	2.67%		23.44%

(0.85	%)(h)	1,990	1.87%	1.46%	1.89	%(f)	19.28%
3.06%		1,986	1.85%	2.96%	1.85%		24.09%
16.35%		2,312	1.76%	1.26%	1.76%		12.87%
9.61%		2,265	1.71%	1.70%	1.90%		24.83%
2.85%		595	1.82%	1.59%	2.04%		25.44%
13.82%		838	1.82%	1.46%	2.18%		23.44%

(0.64	%)(h)	5,010	1.24%	2.42%	1.26	%(f)	19.28%
3.62	%(h)	2	1.19%	3.12%	1.19%		24.09%
17.44	%(h)	1	1.19%	1.80%	1.20%		12.87%
15.65	%(h)	1	1.19%	2.28%	1.39%		24.83%

(0.56%)		29,712	1.19%	1.14%	1.21	%(f)	19.28%
3.77	%(h)	78,381	1.19%	3.36%	1.19%		24.09%
17.01	%(h)	67,843	1.19%	1.89%	1.19%		12.87%
10.16%		39,134	1.20%	1.95%	1.39%		24.83%
3.40%		10,491	1.32%	2.29%	1.54%		25.44%
14.35%		3,925	1.32%	1.30%	1.69%		23.44%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Less than $0.005 per share.
(j)	For the period from December 19, 2011 (commencement of operations) through October 31, 2012.
(k)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class. See Note 6 for Financial Highlight information prior to year ended October 31, 2009.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$15.35	$0.08	$(1.09)	$(1.01)	$(0.10)	$(0.10)	$–	$14.24
Year Ended October 31, 2014	16.37	0.22	(0.98)	(0.76)	(0.26)	(0.26)	–	15.35
Year Ended October 31, 2013	16.30	0.16	0.04	0.20	(0.13)	(0.13)	–	16.37
Year Ended October 31, 2012	16.23	0.17	0.07	0.24	(0.17)	(0.17)	–	16.30
Year Ended October 31, 2011	16.60	0.17	(0.41)	(0.24)	(0.13)	(0.13)	–	16.23
Year Ended October 31, 2010	15.02	(0.01)	1.59	1.58	–	–	–	16.60
Class C Shares
Six Months Ended April 30, 2015*	14.59	0.03	(1.03)	(1.00)	(0.05)	(0.05)	–	13.54
Year Ended October 31, 2014	15.56	0.10	(0.93)	(0.83)	(0.14)	(0.14)	–	14.59
Year Ended October 31, 2013	15.52	0.05	0.04	0.09	(0.05)	(0.05)	–	15.56
Year Ended October 31, 2012	15.50	0.05	0.08	0.13	(0.11)	(0.11)	–	15.52
Year Ended October 31, 2011	15.86	0.04	(0.38)	(0.34)	(0.02)	(0.02)	–	15.50
Year Ended October 31, 2010	14.44	(0.10)	1.52	1.42	–	–	–	15.86
Class R Shares
Six Months Ended April 30, 2015*	15.11	0.06	(1.07)	(1.01)	(0.09)	(0.09)	–	14.01
Year Ended October 31, 2014	16.11	0.18	(0.96)	(0.78)	(0.22)	(0.22)	–	15.11
Year Ended October 31, 2013	16.05	0.13	0.04	0.17	(0.11)	(0.11)	–	16.11
Year Ended October 31, 2012	15.99	0.14	0.07	0.21	(0.15)	(0.15)	–	16.05
Year Ended October 31, 2011	16.36	0.13	(0.40)	(0.27)	(0.10)	(0.10)	–	15.99
Year Ended October 31, 2010	14.82	(0.03)	1.57	1.54	–	–	–	16.36
Institutional Service Class Shares
Six Months Ended April 30, 2015*	15.55	0.11	(1.10)	(0.99)	(0.13)	(0.13)	–	14.43
Year Ended October 31, 2014	16.60	0.28	(1.01)	(0.73)	(0.32)	(0.32)	–	15.55
Year Ended October 31, 2013	16.51	0.21	0.06	0.27	(0.18)	(0.18)	–	16.60
Year Ended October 31, 2012	16.43	0.22	0.08	0.30	(0.22)	(0.22)	–	16.51
Year Ended October 31, 2011	16.81	0.19	(0.38)	(0.19)	(0.19)	(0.19)	–	16.43
Year Ended October 31, 2010	15.15	0.05	1.61	1.66	–	–	–	16.81
Institutional Class Shares
Six Months Ended April 30, 2015*	15.56	0.11	(1.10)	(0.99)	(0.13)	(0.13)	–	14.44
Year Ended October 31, 2014	16.61	0.26	(0.99)	(0.73)	(0.32)	(0.32)	–	15.56
Year Ended October 31, 2013	16.54	0.18	0.07	0.25	(0.18)	(0.18)	–	16.61
Year Ended October 31, 2012	16.47	0.21	0.08	0.29	(0.22)	(0.22)	–	16.54
Year Ended October 31, 2011	16.85	0.23	(0.42)	(0.19)	(0.19)	(0.19)	–	16.47
Year Ended October 31, 2010	15.19	0.05	1.61	1.66	–	–	–	16.85

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(g)

(6.56%)	$11,756	1.50%	1.12%	2.05	%(f)	5.13%
(4.75%)	15,053	1.48%	1.30%	1.84%		2.02%
1.28%	21,396	1.49%	1.00%	1.64%		12.50%
1.54%	28,898	1.48%	1.06%	1.51%		7.98%
(1.45%)	34,936	1.45%	0.96%	1.49%		6.30%
10.52%	52,490	1.42%	(0.05%)	1.42%		105.24%

(6.84%)	2,269	2.16%	0.47%	2.71	%(f)	5.13%
(5.39%)	2,793	2.16%	0.62%	2.52%		2.02%
0.58%	4,345	2.16%	0.32%	2.31%		12.50%
0.86%	5,786	2.16%	0.35%	2.19%		7.98%
(2.17%)	8,353	2.13%	0.24%	2.16%		6.30%
9.83%	14,501	2.08%	(0.69%)	2.08%		105.24%

(6.70%)	2,740	1.73%	0.93%	2.28	%(f)	5.13%
(4.94%)	3,134	1.70%	1.09%	2.06%		2.02%
1.06%	3,942	1.70%	0.80%	1.85%		12.50%
1.34%	5,279	1.69%	0.90%	1.72%		7.98%
(1.69%)	5,677	1.67%	0.73%	1.71%		6.30%
10.39%	8,841	1.60%	(0.20%)	1.60%		105.24%

(6.35%)	672	1.16%	1.51%	1.71	%(f)	5.13%
(4.52%)	672	1.16%	1.66%	1.53%		2.02%
1.67%	816	1.16%	1.31%	1.31%		12.50%
1.90%	1,156	1.17%	1.33%	1.20%		7.98%
(1.18%)	1,564	1.12%	1.09%	1.16%		6.30%
10.96%	3,271	1.08%	0.30%	1.08%		105.24%

(6.35%)	1,426	1.16%	1.53%	1.71	%(f)	5.13%
(4.52%)	1,524	1.16%	1.54%	1.52%		2.02%
1.55%	2,206	1.16%	1.10%	1.31%		12.50%
1.85%	6,781	1.16%	1.31%	1.19%		7.98%
(1.17%)	9,968	1.12%	1.32%	1.16%		6.30%
10.93%	12,686	1.08%	0.33%	1.08%		105.24%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$29.64	$0.09	$0.79	$0.88	$(0.18)	$(1.56)	$(1.74)	$–	$28.78
Year Ended October 31, 2014	28.71	0.19	1.32	1.51	(0.27)	(0.31)	(0.58)	–	29.64
Year Ended October 31, 2013	25.95	0.17	2.65	2.82	(0.07)	–	(0.07)	0.01	28.71
Year Ended October 31, 2012	21.68	0.14	4.48	4.62	(0.35)	–	(0.35)	–	25.95
Year Ended October 31, 2011	21.67	0.31	(0.14)	0.17	(0.16)	–	(0.16)	–	21.68
Year Ended October 31, 2010	15.73	0.16	5.78	5.94	–	–	–	–	21.67
Class C Shares
Six Months Ended April 30, 2015*	27.81	(0.01)	0.74	0.73	(0.15)	(1.56)	(1.71)	–	26.83
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	–	27.81
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	–	(0.02)	0.01	26.97
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	(0.19)	–	24.50
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	(0.02)	–	20.46
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	–	20.47
Class R Shares
Six Months Ended April 30, 2015*	28.57	0.03	0.76	0.79	(0.16)	(1.56)	(1.72)	–	27.64
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	–	28.57
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	–	(0.05)	0.01	27.68
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	(0.29)	–	25.06
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	(0.14)	–	20.95
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	–	20.98
Institutional Service Class Shares
Six Months Ended April 30, 2015*	29.64	0.10	0.78	0.88	(0.19)	(1.56)	(1.75)	–	28.77
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	–	29.64
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	–	(0.11)	0.01	28.72
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	(0.42)	–	25.95
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	(0.21)	–	21.74
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	–	21.60
Institutional Class Shares
Six Months Ended April 30, 2015*	29.66	0.08	0.83	0.91	(0.21)	(1.56)	(1.77)	–	28.80
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	–	29.66
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	–	(0.16)	0.01	28.74
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	(0.42)	–	25.98
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	(0.21)	–	21.72
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	–	21.69

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(g)

3.25%	$61,749	1.61%	0.63%	1.79	%(f)	5.72%
5.32%	64,189	1.60%	0.65%	1.73%		12.93%
10.91%	80,191	1.61%	0.63%	1.76%		34.85%
21.77%	60,672	1.59%	0.62%	2.04%		22.21%
0.76%	50,797	1.56%	1.38%	2.04%		21.77%
37.76%	55,746	1.55%	0.88%	2.35%		36.05%

2.89%	1,612	2.31%	(0.07%)	2.49	%(f)	5.72%
4.60%	1,646	2.30%	(0.03%)	2.43%		12.93%
10.17%	2,208	2.30%	0.08%	2.45%		34.85%
20.92%	521	2.30%	(0.17%)	2.75%		22.21%
0.04%	240	2.30%	0.79%	2.74%		21.77%
36.74%	171	2.30%	0.13%	3.09%		36.05%

3.03%	640	1.94%	0.19%	2.12	%(f)	5.72%
5.07%	866	1.86%	0.32%	1.99%		12.93%
10.67%	1,749	1.82%	0.55%	1.97%		34.85%
21.44%	499	1.86%	0.25%	2.31%		22.21%
0.53%	184	1.85%	1.09%	2.34%		21.77%
37.48%	153	1.80%	0.50%	2.60%		36.05%

3.23%	2,764	1.55%	0.75%	1.73	%(f)	5.72%
5.41%	2,201	1.54%	0.78%	1.67%		12.93%
11.11%	1,803	1.47%	1.10%	1.62%		34.85%
21.88%	45	1.54%	0.69%	1.99%		22.21%
0.98%	34	1.30%	1.11%	1.80%		21.77%
38.06%	1	1.30%	1.13%	2.02%		36.05%

3.34%	71,807	1.30%	0.55%	1.48	%(f)	5.72%
5.67%	189,864	1.30%	0.99%	1.43%		12.93%
11.29%	212,642	1.30%	0.91%	1.45%		34.85%
22.13%	24,276	1.30%	0.87%	1.75%		22.21%
1.03%	3,210	1.30%	1.70%	1.74%		21.77%
37.78%	25	1.30%	1.09%	2.15%		36.05%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$14.85	$0.14	$(0.14)	$–	$(0.05)	$(0.05)	$–	$14.80
Year Ended October 31, 2014	15.34	0.50	(0.42)	0.08	(0.57)	(0.57)	–	14.85
Year Ended October 31, 2013	13.57	0.26	1.73	1.99	(0.22)	(0.22)	–	15.34
Year Ended October 31, 2012	13.00	0.31	0.56	0.87	(0.30)	(0.30)	–	13.57
Year Ended October 31, 2011	13.02	0.30	(0.04)	0.26	(0.28)	(0.28)	–	13.00
Year Ended October 31, 2010	11.37	0.21	1.66	1.87	(0.22)	(0.22)	–	13.02
Class C Shares
Six Months Ended April 30, 2015*	14.01	0.09	(0.14)	(0.05)	(0.02)	(0.02)	–	13.94
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	–	14.01
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	–	14.51
Year Ended October 31, 2012	12.35	0.20	0.54	0.74	(0.23)	(0.23)	–	12.86
Year Ended October 31, 2011	12.38	0.19	(0.03)	0.16	(0.19)	(0.19)	–	12.35
Year Ended October 31, 2010	10.84	0.12	1.58	1.70	(0.16)	(0.16)	–	12.38
Class R Shares
Six Months Ended April 30, 2015*	14.22	0.12	(0.15)	(0.03)	(0.03)	(0.03)	–	14.16
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	–	14.22
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	–	14.71
Year Ended October 31, 2012	12.49	0.27	0.55	0.82	(0.28)	(0.28)	–	13.03
Year Ended October 31, 2011	12.51	0.25	(0.01)	0.24	(0.26)	(0.26)	–	12.49
Year Ended October 31, 2010	10.95	0.18	1.59	1.77	(0.21)	(0.21)	–	12.51
Institutional Service Class Shares
Six Months Ended April 30, 2015*	15.16	0.17	(0.16)	0.01	(0.07)	(0.07)	–	15.10
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	–	15.16
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	–	15.64
Year Ended October 31, 2012	13.25	0.35	0.56	0.91	(0.32)	(0.32)	–	13.84
Year Ended October 31, 2011	13.26	0.33	(0.04)	0.29	(0.30)	(0.30)	–	13.25
Year Ended October 31, 2010	11.58	0.24	1.69	1.93	(0.25)	(0.25)	–	13.26
Institutional Class Shares
Six Months Ended April 30, 2015*	15.21	0.18	(0.16)	0.02	(0.08)	(0.08)	–	15.15
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	–	15.21
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	–	15.70
Year Ended October 31, 2012	13.29	0.41	0.51	0.92	(0.33)	(0.33)	–	13.88
Year Ended October 31, 2011	13.30	0.34	(0.03)	0.31	(0.32)	(0.32)	–	13.29
Year Ended October 31, 2010	11.59	0.29	1.65	1.94	(0.23)	(0.23)	–	13.30

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

0.03%		$131,603	1.36%	2.02%	1.36%	7.20%
0.49%		148,018	1.33%	3.30%	1.33%	10.08%
14.75%		222,275	1.33%	1.77%	1.33%	23.35%
6.84%		200,574	1.37%	2.37%	1.37%	15.29%
1.96%		158,454	1.57%	2.22%	1.57%	22.15%
16.73%		140,052	1.57%	1.73%	1.58%	22.61%

(0.36	%)(g)	33,018	2.04%	1.36%	2.04%	7.20%
(0.24%)		35,696	2.03%	2.68%	2.03%	10.08%
14.02%		42,861	2.01%	1.08%	2.01%	23.35%
6.09%		35,754	2.05%	1.64%	2.05%	15.29%
1.29%		28,322	2.24%	1.48%	2.24%	22.15%
15.88%		35,944	2.24%	1.06%	2.25%	22.61%

(0.19%)		15,865	1.64%	1.77%	1.64%	7.20%
0.26%		16,938	1.62%	3.13%	1.62%	10.08%
14.42%		17,303	1.59%	1.51%	1.59%	23.35%
6.67%		11,531	1.58%	2.10%	1.58%	15.29%
1.87%		10,395	1.75%	1.97%	1.75%	22.15%
16.39%		10,195	1.74%	1.55%	1.75%	22.61%

0.06%		201,058	1.17%	2.39%	1.17%	7.20%
0.75%		185,166	1.16%	3.57%	1.16%	10.08%
14.91%		206,212	1.13%	1.92%	1.13%	23.35%
7.07%		191,580	1.17%	2.61%	1.17%	15.29%
2.19%		219,773	1.37%	2.38%	1.37%	22.15%
16.91%		211,007	1.36%	1.98%	1.36%	22.61%

0.13%		523,152	1.04%	2.50%	1.04%	7.20%
0.81%		496,344	1.03%	3.73%	1.03%	10.08%
15.14%		558,986	1.01%	2.13%	1.01%	23.35%
7.18%		475,051	1.01%	3.02%	1.01%	15.29%
2.32%		14,491	1.24%	2.50%	1.24%	22.15%
16.97%		12,669	1.24%	2.41%	1.23%	22.61%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$7.93	$0.04	$(1.01)	$(0.97)	$(0.03)	$–	$(0.03)	$6.93
Year Ended October 31, 2014	9.18	0.12	(1.24)	(1.12)	(0.13)	–	(0.13)	7.93
Period Ended October 31, 2013(g)	10.00	0.05	(0.83)	(0.78)	(0.04)	–	(0.04)	9.18
Class C Shares
Six Months Ended April 30, 2015*	7.91	0.02	(1.01)	(0.99)	(0.01)	–	(0.01)	6.91
Year Ended October 31, 2014	9.16	0.06	(1.23)	(1.17)	(0.08)	–	(0.08)	7.91
Period Ended October 31, 2013(g)	10.00	0.04	(0.86)	(0.82)	(0.02)	–	(0.02)	9.16
Class R Shares
Six Months Ended April 30, 2015*	7.93	0.05	(1.02)	(0.97)	(0.02)	–	(0.02)	6.94
Year Ended October 31, 2014	9.18	0.11	(1.25)	(1.14)	(0.11)	–	(0.11)	7.93
Period Ended October 31, 2013(g)	10.00	0.06	(0.85)	(0.79)	(0.03)	–	(0.03)	9.18
Institutional Service Class Shares
Six Months Ended April 30, 2015*	7.94	0.07	(1.02)	(0.95)	(0.04)	–	(0.04)	6.95
Year Ended October 31, 2014	9.19	0.15	(1.24)	(1.09)	(0.16)	–	(0.16)	7.94
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	–	(0.04)	9.19
Institutional Class Shares
Six Months Ended April 30, 2015*	7.94	0.07	(1.02)	(0.95)	(0.04)	–	(0.04)	6.95
Year Ended October 31, 2014	9.19	0.15	(1.24)	(1.09)	(0.16)	–	(0.16)	7.94
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	–	(0.04)	9.19

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(12.24%)		$22	1.67%	1.21%	4.71%	7.63%
(12.22%)		57	1.55%	1.47%	4.63%	3.79%
(7.82%)		28	1.55%	1.00%	6.20%	5.04%

(12.48%)		11	2.30%	0.64%	5.34%	7.63%
(12.83%)		25	2.31%	0.65%	5.38%	3.79%
(8.21%)		9	2.30%	0.67%	6.96%	5.04%

(12.17%)		7	1.80%	1.53%	4.84%	7.63%
(12.48	%)(h)	8	1.77%	1.26%	4.85%	3.79%
(7.90	%)(h)	9	1.80%	1.17%	6.45%	5.04%

(12.01%)		7	1.30%	2.03%	4.34%	7.63%
(11.99%)		8	1.29%	1.75%	4.36%	3.79%
(7.68%)		9	1.30%	1.67%	5.96%	5.04%

(12.01%)		3,566	1.30%	2.03%	4.34%	7.63%
(11.99%)		4,051	1.30%	1.73%	4.36%	3.79%
(7.68%)		4,589	1.30%	1.67%	5.96%	5.04%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$23.90	$0.02	$1.45	$1.47	$–	$–	$–	$25.37
Year Ended October 31, 2014	21.86	0.01	2.03	2.04	–	–	–	23.90
Year Ended October 31, 2013	15.85	0.05	5.96	6.01	–	–	–	21.86
Year Ended October 31, 2012	14.06	(0.07)	1.86	1.79	–	–	–	15.85
Year Ended October 31, 2011	13.65	0.04	0.47	0.51	(0.10)	(0.10)	–	14.06
Year Ended October 31, 2010	10.77	(0.07)	2.95	2.88	–	–	–	13.65
Class C Shares
Six Months Ended April 30, 2015*	21.20	(0.05)	1.28	1.23	–	–	–	22.43
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	–	–	–	21.20
Year Ended October 31, 2013	14.26	(0.07)	5.34	5.27	–	–	–	19.53
Year Ended October 31, 2012	12.73	(0.16)	1.69	1.53	–	–	–	14.26
Year Ended October 31, 2011	12.42	(0.05)	0.42	0.37	(0.06)	(0.06)	–	12.73
Year Ended October 31, 2010	9.86	(0.14)	2.70	2.56	–	–	–	12.42
Class R Shares
Six Months Ended April 30, 2015*	22.30	(0.01)	1.35	1.34	–	–	–	23.64
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	–	–	–	22.30
Year Ended October 31, 2013	14.85	0.01	5.58	5.59	–	–	–	20.44
Year Ended October 31, 2012	13.21	(0.10)	1.74	1.64	–	–	–	14.85
Year Ended October 31, 2011	12.84	0.03	0.42	0.45	(0.08)	(0.08)	–	13.21
Year Ended October 31, 2010	10.16	(0.09)	2.77	2.68	–	–	–	12.84
Institutional Service Class Shares
Six Months Ended April 30, 2015*	24.96	0.07	1.51	1.58	–	–	–	26.54
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	–	–	–	24.96
Year Ended October 31, 2013	16.47	0.09	6.20	6.29	–	–	–	22.76
Year Ended October 31, 2012	14.56	(0.02)	1.93	1.91	–	–	–	16.47
Year Ended October 31, 2011	14.10	0.06	0.51	0.57	(0.11)	(0.11)	–	14.56
Year Ended October 31, 2010	11.10	(0.04)	3.04	3.00	–	–	–	14.10
Institutional Class Shares
Six Months Ended April 30, 2015*	24.93	0.06	1.52	1.58	–	–	–	26.51
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	–	–	–	24.93
Year Ended October 31, 2013	16.43	0.12	6.18	6.30	–	–	–	22.73
Year Ended October 31, 2012	14.53	(0.02)	1.92	1.90	–	–	–	16.43
Year Ended October 31, 2011	14.07	0.10	0.47	0.57	(0.11)	(0.11)	–	14.53
Year Ended October 31, 2010	11.08	(0.03)	3.02	2.99	–	–	–	14.07

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

6.15%	$76,552	1.47%	0.19%	1.55%	12.24%
9.33%	72,790	1.47%	0.03%	1.59%	29.32%
37.92%	81,916	1.47%	0.25%	1.58%	39.71%
12.73%	70,189	1.47%	(0.46%)	1.55%	23.05%
3.65%	92,187	1.44%	0.28%	1.59%	41.48%
26.74%	121,975	1.35%	(0.57%)	1.65%	24.37%

5.80%	32,467	2.15%	(0.49%)	2.23%	12.24%
8.55%	31,346	2.15%	(0.66%)	2.27%	29.32%
36.96%	32,664	2.15%	(0.42%)	2.26%	39.71%
12.02%	29,734	2.15%	(1.13%)	2.23%	23.05%
2.94%	35,391	2.11%	(0.33%)	2.26%	41.48%
25.96%	48,374	2.04%	(1.27%)	2.35%	24.37%

6.01%	1,209	1.71%	(0.05%)	1.79%	12.24%
9.10%	1,152	1.70%	(0.19%)	1.82%	29.32%
37.64%	1,507	1.67%	0.08%	1.78%	39.71%
12.41%	2,195	1.73%	(0.68%)	1.81%	23.05%
3.45%	3,336	1.65%	0.18%	1.80%	41.48%
26.38%	5,622	1.55%	(0.78%)	1.85%	24.37%

6.33%	1,989	1.15%	0.51%	1.23%	12.24%
9.67%	1,626	1.15%	0.33%	1.27%	29.32%
38.19%	1,694	1.15%	0.48%	1.26%	39.71%
13.12%	11,909	1.15%	(0.13%)	1.23%	23.05%
4.00%	15,100	1.12%	0.40%	1.26%	41.48%
27.03%	13,422	1.04%	(0.31%)	1.35%	24.37%

6.34%	181,532	1.15%	0.44%	1.23%	12.24%
9.68%	27,404	1.15%	0.30%	1.27%	29.32%
38.34%	19,619	1.15%	0.61%	1.26%	39.71%
13.08%	26,346	1.15%	(0.10%)	1.23%	23.05%
4.01%	35,100	1.11%	0.67%	1.26%	41.48%
26.99%	52,428	1.04%	(0.20%)	1.29%	24.37%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2015 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income (a)	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$13.40	$0.06	$0.38	$0.44	$(0.07)	$(0.85)	$(0.92)	$–	$12.92
Year Ended October 31, 2014	12.41	0.12	1.09	1.21	(0.13)	(0.09)	(0.22)	–	13.40
Year Ended October 31, 2013	9.97	0.11	2.43	2.54	(0.10)	–	(0.10)	–	12.41
Year Ended October 31, 2012	9.04	0.08	0.91	0.99	(0.06)	–	(0.06)	–	9.97
Year Ended October 31, 2011	8.64	(0.01)	0.41	0.40	–	–	–	–	9.04
Year Ended October 31, 2010	7.60	(0.01)	1.05	1.04	–	–	–	–	8.64
Class C Shares
Six Months Ended April 30, 2015*	12.29	0.01	0.35	0.36	(0.03)	(0.85)	(0.88)	–	11.77
Year Ended October 31, 2014	11.40	0.02	1.00	1.02	(0.04)	(0.09)	(0.13)	–	12.29
Year Ended October 31, 2013	9.18	0.02	2.23	2.25	(0.03)	–	(0.03)	–	11.40
Year Ended October 31, 2012	8.34	0.01	0.84	0.85	(0.01)	–	(0.01)	–	9.18
Year Ended October 31, 2011	8.02	(0.06)	0.38	0.32	–	–	–	–	8.34
Year Ended October 31, 2010	7.10	(0.05)	0.97	0.92	–	–	–	–	8.02
Class R Shares
Six Months Ended April 30, 2015*	12.85	0.04	0.37	0.41	(0.06)	(0.85)	(0.91)	–	12.35
Year Ended October 31, 2014	11.91	0.09	1.04	1.13	(0.10)	(0.09)	(0.19)	–	12.85
Year Ended October 31, 2013	9.58	0.08	2.32	2.40	(0.07)	–	(0.07)	–	11.91
Year Ended October 31, 2012	8.67	0.05	0.89	0.94	(0.03)	–	(0.03)	–	9.58
Year Ended October 31, 2011	8.31	(0.01)	0.37	0.36	–	–	–	–	8.67
Year Ended October 31, 2010	7.32	(0.02)	1.01	0.99	–	–	–	–	8.31
Institutional Service Class Shares
Six Months Ended April 30, 2015*	13.98	0.08	0.38	0.46	(0.08)	(0.85)	(0.93)	–	13.51
Year Ended October 31, 2014	12.93	0.15	1.14	1.29	(0.15)	(0.09)	(0.24)	–	13.98
Year Ended October 31, 2013	10.38	0.14	2.53	2.67	(0.12)	–	(0.12)	–	12.93
Year Ended October 31, 2012	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Period Ended October 31, 2011(h)	8.61	–	0.79	0.79	–	–	–	–	9.40
Institutional Class Shares
Six Months Ended April 30, 2015*	13.99	0.08	0.39	0.47	(0.09)	(0.85)	(0.94)	–	13.52
Year Ended October 31, 2014	12.94	0.16	1.15	1.31	(0.17)	(0.09)	(0.26)	–	13.99
Year Ended October 31, 2013	10.38	0.14	2.54	2.68	(0.12)	–	(0.12)	–	12.94
Year Ended October 31, 2012	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Year Ended October 31, 2011	8.96	0.03	0.41	0.44	–	–	–	–	9.40
Year Ended October 31, 2010	7.85	0.03	1.08	1.11	–	–	–	–	8.96

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)		Portfolio Turnover (c)(g)

3.28%	$270,708	1.18%	0.94%	1.26	%(f)	4.93%
9.87%	276,861	1.17%	0.92%	1.25%		20.60%
25.54%	282,602	1.15%	0.94%	1.23%		19.53%
11.03%	187,216	1.15%	0.85%	1.28%		27.95%
4.63%	196,095	1.41%	(0.07%)	1.70%		48.65%
13.68%	23,810	1.56%	(0.06%)	1.73%		29.02%

2.88%	7,934	1.90%	0.22%	1.98	%(f)	4.93%
9.07%	8,469	1.90%	0.19%	1.98%		20.60%
24.60%	9,637	1.90%	0.20%	1.95%		19.53%
10.23%	7,899	1.90%	0.10%	2.00%		27.95%
3.99%	9,364	2.19%	(0.65%)	2.44%		48.65%
12.96%	11,179	2.21%	(0.71%)	2.37%		29.02%

3.16%	454	1.41%	0.68%	1.49	%(f)	4.93%
9.62%	351	1.40%	0.69%	1.48%		20.60%
25.16%	405	1.40%	0.73%	1.45%		19.53%
10.91%	416	1.40%	0.56%	1.50%		27.95%
4.33%	865	1.70%	(0.15%)	1.95%		48.65%
13.52%	986	1.71%	(0.23%)	1.88%		29.02%

3.31%	118,486	1.00%	1.12%	1.08	%(f)	4.93%
10.13%	128,283	0.96%	1.12%	1.07%		20.60%
25.84%	128,368	0.90%	1.21%	1.05%		19.53%
11.37%	115,150	0.90%	1.10%	1.11%		27.95%
9.18%	123,074	0.90%	0.00%	1.13%		48.65%

3.36%	6,946	0.90%	1.22%	0.98	%(f)	4.93%
10.23%	3,437	0.90%	1.18%	0.98%		20.60%
26.00%	3,867	0.90%	1.21%	0.95%		19.53%
11.37%	2,584	0.90%	1.13%	1.00%		27.95%
4.91%	3,330	1.19%	0.35%	1.44%		48.65%
14.14%	3,446	1.21%	0.32%	1.37%		29.02%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2015 Semi-Annual Report

Notes to Financial Statements

April 30, 2015 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2015, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2015, the Trust operated twenty-three (23) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the thirteen (13) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen European Equity Fund (“European Equity Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)*
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen Latin American Equity Fund (“Latin American Equity Fund”)
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”)

*	On February 25, 2015, the Global Equity Fund acquired the assets and assumed the liabilities of the Aberdeen Global Select Opportunities Fund Inc. (the “Global Select Opportunities Fund”). The Global Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Global Select Opportunities Fund’s Class A and Institutional Class shares were converted into Class A and Institutional Class shares of the Global Equity Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of February 25, 2015.

	Shares Issued of the Global Equity Fund	Fund Net Assets Reorganized from the Global Select Opportunities Fund	Net Asset Value Per Shares Issued of the Global Equity Fund
Class A	364,123	$4,987,280	$13.70
Class C	–	–	–
Class R	–	–	–
Institutional Service Class	–	–	–
Institutional Class	86,882	1,191,495	13.71

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Trust’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Semi-Annual Report 2015

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by a pricing committee (“Pricing Committee”), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Trust’s Board of Trustees (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

2015 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	78,497,959	1,494,404,448	–	1,572,902,407
Preferred Stocks	–	87,009,785	–	87,009,785
Repurchase Agreement	–	44,861,000	–	44,861,000

	78,497,959	1,626,275,233	–	1,704,773,192

Asia-Pacific Smaller Companies Fund
Investments in Securities
Common Stocks	8,542,996	16,266,175	–	24,809,171
Warrants	6,072	–	–	6,072

	8,549,068	16,266,175	–	24,815,243

China Opportunities Fund
Investments in Securities
Common Stocks	4,138,861	19,348,036	–	23,486,897

	4,138,861	19,348,036	–	23,486,897

Emerging Markets Fund
Investments in Securities
Common Stocks	2,591,781,227	6,255,663,891	–	8,847,445,118
Preferred Stocks	323,364,622	468,745,811	–	792,110,433
Repurchase Agreement	–	334,162,000	–	334,162,000

	2,915,145,849	7,058,571,702	–	9,973,717,551

Equity Long-Short Fund
Investments in Securities
Common Stocks–Long Positions	219,973,996	–	–	219,973,996
Repurchase Agreement	–	21,305,000	–	21,305,000
Common Stocks–Short Positions	(94,957,550)	–	–	(94,957,550)
Exchange Traded Funds–Short Positions	(11,106,153)	–	–	(11,106,153)

	113,910,293	21,305,000	–	135,215,293

European Equity Fund
Investments in Securities
Common Stocks	3,896	6,165,177	–	6,169,073
Repurchase Agreement	–	167,000	–	167,000

	3,896	6,332,177	–	6,336,073

Semi-Annual Report 2015

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Equity Fund
Investments in Securities
Common Stocks	47,512,030	52,807,239	–	100,319,269
Preferred Stocks	7,804,524	–	–	7,804,524
Repurchase Agreement	–	1,562,000	–	1,562,000

	55,316,554	54,369,239	–	109,685,793

Global Natural Resources Fund
Investments in Securities
Common Stocks	9,661,689	8,552,743	–	18,214,432
Preferred Stocks	530,712	–	–	530,712

	10,192,401	8,552,743	–	18,745,144

Global Small Cap Fund
Investments in Securities
Common Stocks	53,027,404	79,184,154	–	132,211,558
Preferred Stocks	3,905,128	–	–	3,905,128
Repurchase Agreement	–	633,000	–	633,000

	56,932,532	79,817,154	–	136,749,686

International Equity Fund
Investments in Securities
Common Stocks	99,596,587	681,871,523	–	781,468,110
Preferred Stocks	77,130,293	–	–	77,130,293
Repurchase Agreement	–	34,255,000	–	34,255,000

	176,726,880	716,126,523	–	892,853,403

Latin American Equity Fund
Investments in Securities
Common Stocks	3,455,237	–	–	3,455,237
Preferred Stocks	43,911	–	–	43,911

	3,499,148	–	–	3,499,148

Small Cap Fund
Investments in Securities
Common Stocks	283,302,327	–	–	283,302,327
Repurchase Agreement	–	73,015,000	–	73,015,000

	283,302,327	73,015,000	–	356,317,327

U.S. Equity Fund
Investments in Securities
Common Stocks	400,741,104	–	–	400,741,104
Repurchase Agreement	–	3,985,000	–	3,985,000

	400,741,104	3,985,000	–	404,726,104

2015 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the period ended April 30, 2015, several Funds had transfers between Level 1 and Level 2 because there was a valuation factor applied at April 30, 2015 not applied at a prior period end or a valuation factor applied at a prior period end not applied at April 30, 2015. For the period ended April 30, 2015 there have been no significant changes to the fair valuation methodologies. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific (ex-Japan) Equity Fund	$31,235,152	$23,203,842
Asia-Pacific Smaller Companies Fund	3,638,329	3,168,670
China Opportunities Fund	212,289	1,456,751
Emerging Markets Fund	98,899,954	216,920,299
European Equity Fund	295,921	–
Global Small Cap Fund	5,456,214	7,894,474

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

e.	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

Semi-Annual Report 2015

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

f.	Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights Issues and Warrants are valued at the last sale price on the exchange on which they are traded.

g.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

h.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

i.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

j.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

2015 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
European Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund	On all assets	0.80%
Latin American Equity Fund	Up to $500 million	1.10%
	$500 million up to $2 billion	1.05%
	On $2 billion and more	1.00%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the six months ended April 30, 2015, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia-Pacific (ex-Japan) Equity Fund	AAMAL	$4,071,883
Asia-Pacific Smaller Companies Fund	AAMAL	112,684
China Opportunities Fund	AAMAL	108,253
Emerging Markets Fund	AAMAL and AAML	13,678,585
European Equity Fund	AAML	17,841
Global Equity Fund	AAML	399,589
Global Natural Resources Fund	AAML	44,681
Global Small Cap Fund	AAML	751,249
International Equity Fund	AAML	2,230,248
Latin American Equity Fund	AAML	12,781

Semi-Annual Report 2015

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 29, 2016 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

The Adviser has also entered into a written contract to reimburse the Equity Long-Short Fund for short-sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date. This contract may not be terminated before February 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
Asia-Pacific Smaller Companies Fund	1.50%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Equity Long-Short Fund	1.40%
European Equity Fund	1.10%
Global Equity Fund	1.19%
Global Natural Resources Fund	1.16%
Global Small Cap Fund	1.30%
International Equity Fund	1.10%
Latin American Equity Fund	1.30%
Small Cap Fund	1.15%
U.S. Equity Fund	0.90%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

For fees waived after March 1, 2011 (except for the Global Small Cap Fund, which is prior to July 20, 2011), no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

2015 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

As of April 30, 2015, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Six Months Ended April 30, 2015 (expires 4/30/18)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$–	$–
Asia-Pacific Smaller Companies Fund	72,380	216,390	201,689	94,576	585,035
China Opportunities Fund	51,334	114,509	134,971	65,263	366,077
Emerging Markets Fund	–	–	1,699,198	1,511,158	3,210,356
Equity Long-Short Fund	–	–	23,669	104,811	128,480
European Equity Fund	–	107,240	133,233	53,595	294,068
Global Equity Fund	49,494	–	–	12,370	61,864
Global Natural Resources Fund	10,245	59,550	104,159	53,719	227,673
Global Small Cap Fund	121,855	314,856	365,671	190,252	992,634
International Equity Fund	–	–	–	–	–
Latin American Equity Fund	–	129,774	132,985	54,286	317,045
Small Cap Fund	14,805	161,028	163,603	62,191	401,627
U.S. Equity Fund	218,427	188,906	319,455	158,419	885,207

*	Amounts reported are due to expire throughout the respective 3-year expiration periods presented above.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured $228,971 from the Asia Pacific Ex-Japan Equity Fund, for which it previously reimbursed the Funds. At April 30, 2015, Asia-Pacific (ex-Japan) Equity Fund had $228,971 in liabilities payable to the Adviser for recapture.

b.	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

c.	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of

Semi-Annual Report 2015

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares(a)	Class R Shares
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
Asia-Pacific Smaller Companies Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	0.50%
European Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
Global Small Cap Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
Latin American Equity Fund	0.25%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	0.50%
U.S. Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the six months ended April 30, 2015, AFD retained commissions of $25,730 from front-end sales charges of Class A shares and $16,820 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2015 was as follows:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	$955
Asia-Pacific Smaller Companies Fund	645
China Opportunities Fund	4,180
Emerging Markets Fund	441,821
Equity Long-Short Fund	16,831
European Equity Fund	–
Global Equity Fund	41,839
Global Natural Resources Fund	6,545
Global Small Cap Fund	19,901
International Equity Fund	175,217
Latin American Equity Fund	20
Small Cap Fund	26,054
U.S. Equity Fund	93,876

2015 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

4. Short-Term Trading Fees

Prior to February 28, 2014, the Funds assessed a 2.00% redemption fee on all classes of shares that were purchased and sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund). The redemption fee, if any, was paid directly to the applicable Fund and was designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee did not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that could not implement the redemption fee. The fee did not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2015, the Funds did not collect any redemption fees.

For the year ended October 31, 2014, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$198	$20	$2	$523	$135,699
Asia-Pacific Smaller Companies Fund	98	5	1	3	1,489
China Opportunities Fund	1,548	463	100	153	53
Emerging Markets Fund	14,037	1,626	879	12,748	365,470
Equity Long-Short Fund	2,914	516	112	284	27,182
European Equity Fund	2	1	1	1	146
Global Equity Fund	182	12	5	–	156
Global Natural Resources Fund	12	2	2	1	1
Global Small Cap Fund	1,632	47	37	42	4,627
International Equity Fund	2,214	444	190	2,278	5,895
Latin American Equity Fund	–	–	–	–	–
Small Cap Fund	976	402	16	20	254
U.S. Equity Fund	165	5	1	74	2

Amounts listed as “—” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2015, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$602,224,527	$38,817,527
Asia-Pacific Smaller Companies Fund	524,472	4,763,613
China Opportunities Fund	1,236,659	9,729,015
Emerging Markets Fund	635,352,918	745,682,122
Equity Long-Short Fund	24,739,653	154,080,534
European Equity Fund	337,320	341,942
Global Equity Fund	25,199,356	65,288,899
Global Natural Resources Fund	1,010,869	3,407,186
Global Small Cap Fund	11,580,722	132,803,761
International Equity Fund	61,834,801	60,039,240
Latin American Equity Fund	305,550	272,897
Small Cap Fund	165,319,612	19,450,652
U.S. Equity Fund	20,008,734	48,160,076

Semi-Annual Report 2015

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

6. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2009 were as follows:

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	$8.63	(44.20%)	$15	1.35%	0.55%	1.54%	241.73%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	–	(0.04)	0.01	$15.55	32.84%	$39	1.42%	0.17%	1.42%	257.25%
Year Ended October 31, 2006(f)	$9.35	0.02	2.42	2.44	(0.05)	–	(0.05)	–	$11.74	26.17%	$20	1.65%	0.15%	1.70%	298.51%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

7. Portfolio Investment Risks

a.	Concentration Risk

Investing 25% or more of the Global Natural Resources Fund’s net assets in a select group of companies in natural resources industries could subject the Global Natural Resources Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries.

b.	Country/Regional Focus Risk

Certain Funds may have significant exposure to a single country or geographical region, which involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

c.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

d.	Equity-Linked Notes

Certain Funds may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

e.	Foreign Securities Risk

Certain Funds are subject to Foreign Securities Risk. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations.

2015 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Asia-Pacific (ex-Japan) Region. The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under “— Asian Risk.”

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund investing heavily in Asia may be more volatile than a fund which is broadly diversified geographically.

China Risk. Certain Funds may concentrate investments in China and Hong Kong, which subjects those Funds to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Latin American Risk. Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Latin American region may lead to a lack of liquidity. A Fund investing heavily in Latin America may be more volatile than a fund which is broadly diversified geographically.

f.	Illiquid Securities

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

g.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

h.	Long-Short Strategy Risk

The strategy used by the Aberdeen Equity Long-Short Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Aberdeen Equity Long-Short Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.

i.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

Semi-Annual Report 2015

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

j.	Mid-Cap Securities Risk

Certain Funds are subject to Mid-Cap Securities Risk. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

k.	Non-Diversified Fund Risk

Because the Aberdeen European Equity Fund and Aberdeen Latin American Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

l.	Securities Selection Risk

Each Fund’s investment team may take long positions in securities that underperform the stock market or other funds with similar investment objectives and strategies or take short positions in securities that have positive performance.

m.	Short Sale Risk

Certain Funds are subject to Short Sale Risk. This is the risk that the price of a security sold short will increase in value between the time of the short sale and the time a Fund must purchase the security to return it to the lender. A Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position.

n.	Small-Cap Securities Risk

Certain Funds are subject to Small-Cap Securities Risk. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

o.	Valuation Risk

Certain Funds are subject to greater Valuation Risk than other funds. The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

8. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

2015 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

9. Tax Information

As of April 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$1,616,315,363	$144,868,458	$(56,410,629)	$88,457,829
Asia-Pacific Smaller Companies Fund	26,313,897	1,553,222	(3,051,876)	(1,498,654)
China Opportunities Fund	22,385,395	2,949,590	(1,848,088)	1,101,502
Emerging Markets Fund	9,332,567,882	1,616,550,801	(975,401,132)	641,149,669
Equity Long-Short Fund	196,939,369	49,008,120	(4,668,493)	44,339,627
European Equity Fund	6,132,049	567,364	(363,340)	204,024
Global Equity Fund	99,630,358	13,674,751	(3,619,316)	10,055,435
Global Natural Resources Fund	20,765,984	2,572,820	(4,593,660)	(2,020,840)
Global Small Cap Fund	122,202,788	22,168,327	(7,621,429)	14,546,898
International Equity Fund	790,745,641	154,807,646	(52,699,884)	102,107,762
Latin American Equity Fund	4,907,375	36,098	(1,444,325)	(1,408,227)
Small Cap Fund	326,664,783	32,439,796	(2,787,252)	29,652,544
U.S. Equity Fund	300,997,102	111,589,525	(7,860,523)	103,729,002

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$12,917,984	$5,494,081	$18,412,065	$–	$–	$18,412,065
Asia-Pacific Smaller Companies Fund	769,513	3,141,643	3,911,156	–	–	3,911,156
China Opportunities Fund	267,716	–	267,716	–	–	267,716
Emerging Markets Fund	180,668,939	–	180,668,939	–	–	180,668,939
Equity Long-Short Fund	–	11,115,094	11,115,094	–	–	11,115,094
European Equity Fund	160,833	–	160,833	–	–	160,833
Global Equity Fund	5,530,691	–	5,530,691	–	–	5,530,691
Global Natural Resources Fund	433,502	–	433,502	–	–	433,502
Global Small Cap Fund	3,294,275	3,277,558	6,571,833	–	–	6,571,833
International Equity Fund	36,767,663	–	36,767,663	–	–	36,767,663
Latin American Equity Fund	80,612	–	80,612	–	–	80,612
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	4,398,493	3,091,978	7,490,471	–	–	7,490,471

Amounts listed as “—” are $0 or round to $0.

Semi-Annual Report 2015

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$1,249,311	$17,473,584	$18,722,895	$–	$–	$–	$–	$40,635,449	$59,358,344
Asia-Pacific Smaller Companies Fund	–	90,399	664,824	755,223	–	–	–	–	(133,469)	621,754
China Opportunities Fund	–	53,711	–	53,711	–	–	(82)	(11,157,193)	8,983	(11,094,581)
Emerging Markets Fund	–	17,868,697	286,806,912	304,675,609	–	–	–	–	655,173,926	959,849,535
Equity Long-Short Fund	–	–	50,623,614	50,623,614	–	(4,152,063)	–	–	35,679,503	82,151,054
European Equity Fund	–	40,047	33,080	73,127	–	–	–	–	(15,018)	58,109
Global Equity Fund	–	247,291	–	247,291	–	–	–	(8,149,413)	17,178,362	9,276,240
Global Natural Resources Fund	–	83,782	–	83,782	–	–	–	(28,882,345)	(1,491,878)	(30,290,441)
Global Small Cap Fund	–	1,598,235	13,534,805	15,133,040	–	–	–	–	17,188,872	32,321,912
International Equity Fund	–	2,005,524	–	2,005,524	–	–	–	(84,636,377)	94,765,204	12,134,351
Latin American Equity Fund	–	11,882	–	11,882	–	–	–	(8,020)	(1,048,525)	(1,044,663)
Small Cap Fund	–	–	–	–	–	(514,327)	–	(415,633,183)	31,397,380	(384,750,130)
U.S. Equity Fund	–	508,816	25,770,015	26,278,831	–	–	–	(31,693,036)	107,179,047	101,764,842

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2014, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund through the years indicated.

Fund	Amount	Expires
China Opportunities Fund	$11,157,193	2017 (Short-Term)
Global Equity Fund	299,633	2016 (Short-Term)
Global Equity Fund	7,300,761	2017 (Short-Term)
Global Equity Fund	549,019	Unlimited (Short-Term)
Global Natural Resources Fund	28,882,345	2017 (Short-Term)
International Equity Fund	84,636,377	2017 (Short-Term)
Latin American Equity Fund	7,129	Unlimited (Short-Term)
Latin American Equity Fund	891	Unlimited (Long-Term)
Small Cap Fund	110,031,073	2016 (Short-Term)
Small Cap Fund	305,602,110	2017 (Short-Term)
U.S. Equity Fund	11,408,228	2016 (Short-Term)
U.S. Equity Fund	20,284,808	2017 (Short-Term)

Amounts listed as “—” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be

2015 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Significant Shareholders

As of April 30, 2015, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	27.4%	2
Asia-Pacific Smaller Companies Fund	–	–
China Opportunities Fund	30.0	2
Emerging Markets Fund	56.2	4
Equity Long-Short Fund	65.6	2
European Equity Fund	93.2	2
Global Equity Fund	65.5	3
Global Natural Resources Fund	44.1	2
Global Small Cap Fund	45.4	3
International Equity Fund	51.7	4
Latin American Equity Fund	98.1	1
Small Cap Fund	54.8	1
U.S. Equity Fund	11.8	1

11. Fund Reorganization

Effective February 25, 2015, the Global Equity Fund acquired all of the assets and assumed all of the liabilities of the Global Select Opportunities Fund. The acquisition was accomplished by a tax-free exchange as follows:

157,476 shares of the Global Select Opportunities Fund, fair valued at $6,178,775 for 451,005 shares of the Global Equity Fund.

The investment portfolio and cash of the Global Select Opportunities Fund with a fair value of $6,178,775 were the principal assets acquired by the Global Equity Fund. For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at value; however, the cost basis of the investments received from the Global Select Opportunities Fund was carried forward to align ongoing reporting of the Global Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Global Equity Fund acquired capital loss carryovers of $27,810,422 (subject to future annual limitations). Immediately prior to the reorganization, the net assets of the Global Select Opportunities Fund were $6,178,775.

Assuming that the Global Equity Fund reorganization had been completed on November 1, 2014, the pro forma results of operations for the six month period ended April 30, 2015 are as follows:

Net investment income	$1,043,048
Net realized and unrealized loss from investments	(2,335,952)
Net decrease in net assets resulting from operations	(1,292,904

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Select Opportunities Fund that have been reflected in the statements of operations since February 25, 2015 for the Global Equity Fund.

Semi-Annual Report 2015

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Global Select Opportunities Fund	Global Equity Fund	Global Equity Fund
Net Assets:
Class A/Class A	$4,987,280	$67,762,995	$72,750,275
Class C/Class C	–	4,029,590	4,029,590
Class R/Class R	–	1,906,287	1,906,287
Institutional Service Class/ Institutional Service Class	–	4,899,984	4,899,984
Institutional Class/ Institutional Class	1,191,495	42,089,456	43,280,951
Shares Outstanding:
Class A/Class A	127,266	4,947,407	5,311,530
Class C/Class C	–	310,287	310,287
Class R/Class R	–	144,318	144,318
Institutional Service Class/ Institutional Service Class	–	357,052	357,052
Institutional Class/ Institutional Class	30,210	3,069,115	3,155,997
Net Asset Value per Share:
Class A/Class A	$39.19	$13.70	$13.70
Class C/Class C	–	12.99	12.99
Class R/Class R	–	13.21	13.21
Institutional Service Class/ Institutional Service Class	–	13.72	13.72
Institutional Class/ Institutional Class	39.44	13.71	13.71
Net unrealized appreciation/(depreciation)	156,212	11,716,846	11,873,058
Accumulated net realized gain/(loss)	(27,845,556)	(3,895,237)	(31,740,793)

12. Line of Credit

Effective August 15, 2014, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a 364 day credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $400,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the period, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the period.

	Average Outstanding Daily Balance	Average Weighted Interest Rate
Asia-Pacific Smaller Companies Fund	$78,319	1.38%
China Opportunities Fund	1,620,996	1.38%
Global Equity Fund	6,374,740	1.38%
Global Natural Resources Fund	25,283	1.38%
Global Small Cap Fund	3,769,258	1.38%
U.S. Equity Fund	171,495	1.38%

2015 Semi-Annual Report

Notes to Financial Statements (concluded)

April 30, 2015 (Unaudited)

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

14. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2015.

Semi-Annual Report 2015

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2014 and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2014	Actual Ending Account Value, April 30, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$1,032.80	$1,017.36	$7.56	$7.50	1.50%
	Class C	$1,000.00	$1,030.40	$1,013.64	$11.33	$11.23	2.25%
	Class R	$1,000.00	$1,031.70	$1,016.12	$8.82	$8.75	1.75%
	Institutional Service Class	$1,000.00	$1,033.70	$1,018.35	$6.56	$6.51	1.30%
	Institutional Class	$1,000.00	$1,034.80	$1,018.60	$6.31	$6.26	1.25%
Aberdeen Asia-Pacific Smaller Companies Fund	Class A	$1,000.00	$963.30	$1,015.52	$9.10	$9.35	1.87%
	Class C	$1,000.00	$960.10	$1,012.40	$12.15	$12.47	2.50%
	Class R	$1,000.00	$964.10	$1,014.88	$9.74	$9.99	2.00%
	Institutional Service Class	$1,000.00	$965.30	$1,017.36	$7.31	$7.50	1.50%
	Institutional Class	$1,000.00	$964.80	$1,017.36	$7.31	$7.50	1.50%
Aberdeen China Opportunities Fund	Class A	$1,000.00	$1,086.90	$1,015.32	$9.88	$9.54	1.91%
	Class C	$1,000.00	$1,083.70	$1,011.75	$13.59	$13.12	2.63%
	Class R	$1,000.00	$1,085.50	$1,013.54	$11.74	$11.33	2.27%
	Institutional Service Class	$1,000.00	$1,088.40	$1,016.61	$8.54	$8.25	1.65%
	Institutional Class	$1,000.00	$1,088.50	$1,016.76	$8.39	$8.10	1.62%
Aberdeen Emerging Markets Fund	Class A	$1,000.00	$996.30	$1,017.70	$7.08	$7.15	1.43%
	Class C	$1,000.00	$993.20	$1,014.38	$10.38	$10.49	2.10%
	Class R	$1,000.00	$994.30	$1,015.87	$8.90	$9.00	1.80%
	Institutional Service Class	$1,000.00	$996.40	$1,018.40	$6.39	$6.46	1.29%
	Institutional Class	$1,000.00	$997.50	$1,019.34	$5.45	$5.51	1.10%
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$998.10	$1,009.62	$15.16	$15.25	3.06%
	Class C	$1,000.00	$994.00	$1,006.25	$18.49	$18.60	3.74%
	Class R	$1,000.00	$996.00	$1,007.59	$17.17	$17.27	3.47%
	Institutional Service Class	$1,000.00	$998.10	$1,010.12	$14.66	$14.75	2.96%
	Institutional Class	$1,000.00	$999.90	$1,011.26	$13.54	$13.61	2.73%

2015 Semi-Annual Report

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2014	Actual Ending Account Value, April 30, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen European Equity Fund	Class A	$1,000.00	$1,053.60	$1,018.10	$6.87	$6.76	1.35%
	Class C	$1,000.00	$1,050.20	$1,014.38	$10.68	$10.49	2.10%
	Class R	$1,000.00	$1,052.20	$1,016.86	$8.14	$8.00	1.60%
	Institutional Service Class	$1,000.00	$1,055.80	$1,019.34	$5.61	$5.51	1.10%
	Institutional Class	$1,000.00	$1,055.80	$1,019.34	$5.61	$5.51	1.10%
Aberdeen Global Equity Fund	Class A	$1,000.00	$992.10	$1,017.06	$7.71	$7.80	1.56%
	Class C	$1,000.00	$989.20	$1,013.89	$10.85	$10.99	2.20%
	Class R	$1,000.00	$991.50	$1,015.52	$9.23	$9.35	1.87%
	Institutional Service Class	$1,000.00	$993.60	$1,018.65	$6.13	$6.21	1.24%
	Institutional Class	$1,000.00	$994.40	$1,018.89	$5.88	$5.96	1.19%
Aberdeen Global Natural Resources Fund	Class A	$1,000.00	$934.40	$1,017.36	$7.19	$7.50	1.50%
	Class C	$1,000.00	$931.60	$1,014.08	$10.34	$10.79	2.16%
	Class R	$1,000.00	$933.00	$1,016.22	$8.29	$8.65	1.73%
	Institutional Service Class	$1,000.00	$936.50	$1,019.04	$5.57	$5.81	1.16%
	Institutional Class	$1,000.00	$936.50	$1,019.04	$5.57	$5.81	1.16%
Aberdeen Global Small Cap Fund	Class A	$1,000.00	$1,032.50	$1,016.81	$8.11	$8.05	1.61%
	Class C	$1,000.00	$1,028.90	$1,013.34	$11.62	$11.53	2.31%
	Class R	$1,000.00	$1,030.30	$1,015.17	$9.77	$9.69	1.94%
	Institutional Service Class	$1,000.00	$1,032.30	$1,017.11	$7.81	$7.75	1.55%
	Institutional Class	$1,000.00	$1,033.40	$1,018.35	$6.55	$6.51	1.30%
Aberdeen International Equity Fund	Class A	$1,000.00	$1,000.30	$1,018.05	$6.75	$6.81	1.36%
	Class C	$1,000.00	$996.40	$1,014.68	$10.10	$10.19	2.04%
	Class R	$1,000.00	$998.10	$1,016.66	$8.12	$8.20	1.64%
	Institutional Service Class	$1,000.00	$1,000.60	$1,018.99	$5.80	$5.86	1.17%
	Institutional Class	$1,000.00	$1,001.30	$1,019.64	$5.16	$5.21	1.04%
Aberdeen Latin American Equity Fund	Class A	$1,000.00	$877.60	$1,016.51	$7.77	$8.35	1.67%
	Class C	$1,000.00	$875.20	$1,013.39	$10.69	$11.48	2.30%
	Class R	$1,000.00	$878.30	$1,015.87	$8.38	$9.00	1.80%
	Institutional Service Class	$1,000.00	$879.90	$1,018.35	$6.06	$6.51	1.30%
	Institutional Class	$1,000.00	$879.90	$1,018.35	$6.06	$6.51	1.30%
Aberdeen Small Cap Fund	Class A	$1,000.00	$1,061.50	$1,017.51	$7.51	$7.35	1.47%
	Class C	$1,000.00	$1,058.00	$1,014.13	$10.97	$10.74	2.15%
	Class R	$1,000.00	$1,060.10	$1,016.32	$8.73	$8.55	1.71%
	Institutional Service Class	$1,000.00	$1,063.30	$1,019.09	$5.88	$5.76	1.15%
	Institutional Class	$1,000.00	$1,063.40	$1,019.09	$5.88	$5.76	1.15%
Aberdeen U.S. Equity Fund	Class A	$1,000.00	$1,032.80	$1,018.94	$5.95	$5.91	1.18%
	Class C	$1,000.00	$1,028.80	$1,015.37	$9.56	$9.49	1.90%
	Class R	$1,000.00	$1,031.60	$1,017.80	$7.10	$7.05	1.41%
	Institutional Service Class	$1,000.00	$1,033.10	$1,019.84	$5.04	$5.01	1.00%
	Institutional Class	$1,000.00	$1,033.60	$1,020.33	$4.54	$4.51	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

Semi-Annual Report 2015

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account balances

•    Transaction history and assets

•    Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•    Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

•    Open an account or give us your contact information

•   Provide account information or make wire transfers

•    Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•    Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•    Affiliates from using your information to market to you

•    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•   Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds don’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates.

Corporate Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-SAR

Aberdeen Funds

Asset Allocations Series

Semi-Annual Report

April 30, 2015

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Diversified Alternatives Fund	Page 3
Aberdeen Diversified Income Fund	Page 8
Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 18

Notes to Financial Statements	Page 30

Shareholder Expense Examples	Page 42

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Aberdeen Funds files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2015

Dear Valued Shareholder,

Welcome to the Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2015.

Market overview

There were numerous global market gyrations during the period in response to economic data releases, declining energy prices and ongoing U.S. dollar strength. However, no single global entity generated more interest (pun intended) than the U.S. Federal Reserve (Fed). Investors worldwide seemed to hang on every word from Fed Chair Janet Yellen and the Federal Open Market Committee (FOMC) in an effort to gauge the direction of U.S. interest rates. By the end of the period, the consensus was that the Fed would delay increasing the federal funds rate until later in the year, given the less-than-robust economic data reports.

In Aberdeen’s view, U.S. equities remain underpinned by justifiable valuations and reasonable corporate performance. Low interest rates continue to provide support to the broader asset class given what should prove a measured – if not protracted – rise in interest rates over the next several years. We think that the outlook for the Eurozone has brightened, underpinned by still-low commodity prices and a weak euro. Although valuations have started to appear full, loose monetary policies and historically low bond yields are likely to continue supporting stock markets. Finally, the normalization of Fed policy is based on the assumption of a sustainable U.S. recovery, which we think should bode well for export-led economies in Asia. The Asia region still boasts some of the world’s fastest-growing economies, despite slower expansion. At the corporate level, there are few signs of an earnings recovery, but companies are making progress in cutting costs to operate more efficiently.

Anne Richards, Aberdeen’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Kind Regards,

Bev Hendry

President

Aberdeen Funds

2015 Semi-Annual Report

1

Market Review

There were divergent performances among geographical regions and asset classes within global financial markets for the six-month period ended April 30, 2015. Regarding stocks, the MSCI World Index, the global large-cap equity market benchmark, gained 5.4% for the period. In a reversal of an earlier trend in the developed markets, U.S. equities underperformed relative to shares of European and Asian large-cap companies. The U.S broader-market S&P 500 Index returned 4.4% for the period versus the 5.8% gain of the MSCI All-Country (AC) World ex U.S. Index. The emerging markets lagged their developed peers during the reporting period due largely to the sharp downturn in the Latin American stock market. Nonetheless, the MSCI Emerging Markets Index rose 4.0% mainly on the strong performance of Chinese equities. The global markets encountered several bouts of volatility amid the rise in oil and commodity prices for much of the period; varying economic news; concerns about ongoing geopolitical tensions in the Middle East; worries over slowing growth in Europe and Asia; and the beginning of aggressive quantitative easing (QE) programs from the European Central Bank (ECB) and the Bank of Japan. Additionally, there was much speculation throughout the period regarding U.S. Federal Reserve (Fed) monetary policy and the timing of any interest rate increases.

U.S. stocks benefited from generally positive economic data and corporate earnings reports over the period. These positive factors offset pressure on companies with significant international exposure, which were negatively affected by the ongoing strength of the U.S. dollar – making U.S. exports relatively less attractive to overseas consumers. This factor had a negative impact on the nation’s gross domestic product (GDP), which declined 0.7% in the first quarter of 2015, attributable mainly to an upturn in imports. GDP grew by a more robust, albeit still below historical trend, rate of 2.2% quarter-over-quarter for the last three months of 2014. At its meeting towards the end of the reporting period in April, the Fed acknowledged the slowdown in economic growth and maintained the federal funds rate near 0%.

UK stocks posted gains over the six-month period but underperformed their European counterparts. UK economic growth did not meet expectations while inflation was virtually flat over the period. The European market benefited from generally positive economic data and an improving outlook for Eurozone manufacturing. Furthermore, the ECB began its larger-than-expected QE program. However, investor confidence was dampened by worries about a possible Greek exit from the Eurozone. Shortly after the close of the reporting period in early May, UK Prime Minister David Cameron’s Conservative Party won a majority in the House of Commons, significantly outpolling the opposition Labor Party. The victory ensures that Cameron will be able to form a new government without the need for a coalition or a formal agreement with other parties.

There were particular deviations in performance in the global emerging equity markets during the reporting period, as strength in China offset a notable decline in Latin America. Expectations of looser monetary policy, as well as the decision to allow Chinese funds to invest in Hong Kong-listed shares without a special license, were the primary drivers of the market in China. Following an earlier downturn, Russian stocks rallied in the second half of the reporting period, buoyed by steadier oil prices and the ceasefire with Ukraine, which alleviated fears of further Western sanctions. Conversely, the slump in Latin American stocks over the period was attributable largely to lower oil prices, which weighed on net energy exporters such as Colombia and Mexico. Brazilian equities and the real, the national currency unit, lost ground due to dissatisfaction over the state of the economy and the unfolding corruption scandal of Petrobras, the state-owned oil company. This culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment.

The global fixed income markets encountered mixed performance over the period, but ended with an overall negative return, as measured by the benchmark Barclays Global Aggregate Bond Index. The performance of the asset class was hampered mainly by European bonds, which declined amid concerns regarding Greece’s future in the Eurozone. U.S. investment-grade securities recorded modest gains and outperformed their international counterparts, as yields declined in all but the shortest segments of the U.S. Treasury yield curve. The overall returns of investment-grade corporate bonds exceeded those of high yield issues, with the Bank of America Merrill Lynch (BofA ML) Global Broad Market Corporate Index advancing 2.4% versus the 2.0% return of the BofA ML Global High Yield Constrained Index for the period. In the emerging markets, the direction of oil prices negatively drove investor sentiment in certain credits. However, the J.P. Morgan EMBI Global Diversified Index rose 1.4% as those countries less affected by the volatility of commodity prices benefited from yield-hungry investors looking to diversify away from developed markets.

Outlook

Hopes of continued loose monetary policy have provided some relief to global stock markets. However, we think that the effect is likely to be temporary, especially in economies where structural weaknesses persist. We believe that stock prices are starting to appear frothy, especially against the backdrop of a global economic slowdown. Consequently, we think that share prices may be due for a correction when the Fed eventually decides to hike interest rates. Within the global fixed income universe, we foresee broad-based yield-curve flattening across core markets, while the levels of nominal yields remain depressed due to weak inflation and large-scale asset purchase programs in Europe and Japan. Even as the Fed moves towards hiking interest rates in the U.S., we think that it is unlikely that the U.S.–European yield spread will widen materially as higher U.S. Treasury yields most likely will attract demand.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Semi-Annual Report 2015

2

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Class A shares at net asset value net of fees) returned 1.90% for the six-month period ended April 30, 2015 versus the 0.01% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Alternative Multi-Strategy Funds (consisting of 172 funds) was 2.07%.

Global financial markets experienced a favorable environment to open the semiannual period, as fresh economic data boosted confidence in the ongoing U.S. recovery just as markets also began to anticipate significant new stimulus efforts on the part of the European Central Bank (ECB). Consistent with improving economic activity at both the consumer and corporate levels, the U.S. unemployment rate of 5.8% for November 2014 was at its lowest level since July 2008, while the official estimate for third-quarter economic growth was revised upward to 3.9%. Within this context, global equity markets generally performed well to start the period, as strong performance in the U.S. and Europe offset weaker results in emerging markets. U.S. fixed income markets also started the period reasonably well, although the high yield segment remained hampered by concerns over energy-related exposures.

The strong start to the period faded in December, however, as global markets ended the 2014 calendar year with mixed performance. Sustained weakness in oil prices and renewed political turmoil in Greece provided fresh impetus to lingering concerns about the pace of global economic growth. The U.S. economy remained the notable exception to these anxieties, as it continued to expand at an increasingly robust rate with strong corporate earnings and steadily improving employment numbers. Despite the unsettled global backdrop, the U.S. broad-market S&P 500 Index continued to hover near record-high levels at calendar year-end, with investor sentiment buoyed by strengthening U.S. economic data as well as expectations of a careful approach by the Federal Reserve (Fed) to raising interest rates. In contrast, global and emerging equity markets remained quite weak with geopolitical concerns, slowing growth and deflationary pressures all dampening asset returns.

The same macroeconomic factors that heightened market volatility in the latter half of 2014 carried into January 2015, as continuing geopolitical tensions in Ukraine and elsewhere combined with the uncertain monetary policy environment to maintain a challenging backdrop for global markets. The surprisingly large quantitative easing commitment announced by the ECB in mid-January helped buoy risk assets, but investors continued to struggle with subpar global economic growth and the mixed implications of continued downward pressure on energy prices. Despite the unsettled landscape, U.S. stock prices remained close to the record levels reached at the end of 2014. In an interesting reversal of form, January saw U.S. equities struggle and post negative results, while previously lagging emerging markets equities garnered positive returns. The 3.0% decline of the U.S. broad-market S&P 500 Index for the month occurred amid a U.S. corporate earnings season made more challenging by the strengthening dollar, although positive results were seen in certain domestic equity sectors such as healthcare and real estate investment trusts (REITs). Fixed income markets had a generally strong start to the year in the wake of the renewed drop in yields, with U.S. Treasury and core fixed income securities recording strongly positive returns for the month.

Risk assets enjoyed a smoother ride in February compared to the start of the year, despite mixed economic data in both the U.S. and elsewhere that continued to cloud the global growth outlook. Investor concerns eased as oil prices rallied sharply after recent sell-offs and a number of global central banks pressed ahead with stimulus policies in an effort to boost growth. U.S. corporate earnings growth topped expectations for the fourth quarter of 2014, while stabilizing oil prices and reduced worries around Greece also contributed a more positive undertone to markets. Equity markets in the U.S., U.K. and Germany continued to press record levels to close out the month. U.S. stocks in particular finished with significant gains, with stocks across the capitalization range from small to large all delivering strong positive returns. International and emerging market equities continued to build on their strong start to 2015, with Japanese and European stocks performing particularly well amid continued central bank stimulus efforts. After a strong start to the year, fixed income markets were more challenged in February amid rising yields.

Global financial markets experienced mixed performance in March to close out a first quarter that saw fairly wide variation in performance across asset classes. Economic growth trends remained very uneven across the world economy, and diverging policy regimes among major central banks provided an additional variable in the broader macroeconomic outlook. In particular, the timing of the widely anticipated move by the Fed to begin raising interest rates in the U.S. remained a key source of market uncertainty. Signs of improving economic fundamentals in the Eurozone and Japan combined with ongoing central bank stimulus in both areas to create a strong first quarter for their equity markets in local returns. U.S. equities saw more mixed performance, as disappointing U.S. economic data and concerns about the impact of dollar strength on corporate earnings kept them trading in a fairly narrow range for the quarter. International and emerging market equities were negative performers for the month in what was overall a positive quarter for both segments.

The month of April closed the semiannual period with a number of sharp reversals to recent market themes, as U.S. dollar weakness, spiking bond yields and rising oil prices all ran counter to this year’s prevailing trends. A recent series of negative data points created fresh concerns that U.S. growth had slowed considerably, while the lingering Greek impasse within the Eurozone and continuing hostilities in the Middle East remained a source of anxiety for investors. U.S. equity returns were mixed, but the period ended on a decidedly negative note as sluggish economic data triggered selling pressure in technology stocks and domestically sensitive small-company shares. Interest rate-sensitive segments such as REITs also struggled with negative returns amid rising yields. In contrast, performance was generally positive for international and emerging market equities. Emerging markets in particular were buoyed by

2015 Semi-Annual Report

3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

strong performance in China and expectations of continued stimulus initiatives by Chinese policymakers. Fixed income markets in both the U.S. and Europe were challenged by the sudden upward move in yields near the end of the semiannual period.

The period was generally favorable in terms of performance across several alternative strategies. The Fund’s long-short exposures generally added to performance, with the exception of negative contributions from Whitebox Tactical Opportunities Fund and Gotham Neutral Fund. Heightened volatility in the global energy and currency markets led to AQR Managed Futures Strategy’s sizeable contribution to performance. Likewise, the holding in Deutsche Bank x-trackers MSCI Japan Hedged Equity Fund benefited from continued stimulus efforts by the Bank of Japan and contributed significantly to the Fund’s return. First Trust Health Care AlphaDex Fund was also a significant contributor. The Fund’s holdings in Eaton Vance Floating Rate Fund and Nuveen Preferred Securities Fund performed well in the more volatile interest rate environment during the period and bolstered performance. A significant detractor from Fund performance was the holding in Tortoise MLP & Pipeline Fund, which faced significant headwinds as the energy infrastructure segment was negatively affected by continued pressure on oil prices.

The Fund is invested in line with its alternatives orientation and lower volatility objective and is consistent with our current views on the global macroeconomic outlook. This view is mindful of possible headwinds but still cautiously inclined toward risk assets in the medium term, given reasonably steady economic results in the U.S. as well as continued aggressive stimulus policies in key segments of the global economy such as the Eurozone and Japan. The Fund remains diversified and has the flexibility to tilt specific allocations based on changes in our market outlook. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, and political and ecomonic risks. These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2015

4

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.90%		4.19%		6.16%	5.72%
	w/SC2	(3.94%	)	(1.77%	)	4.91%	5.09%
Class C	w/o SC	1.53%		3.46%		5.39%	4.94%
	w/SC3	0.54%		2.46%		5.39%	4.94%
Class R4	w/o SC	1.71%		3.99%		5.83%	5.41%
Institutional Service Class[4,5]	w/o SC	2.05%		4.53%		6.30%	5.79%
Institutional Class[4]	w/o SC	2.05%		4.53%		6.46%	5.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Class A shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2015 Semi-Annual Report

5

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Mutual Funds	77.2%
Exchange Traded Funds	19.0%
Repurchase Agreement	3.3%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries
Alternative Investment	58.4%
Fixed Income Funds	18.7%
Equity Funds	15.3%
Real Estate Investment Trust (REIT) Funds	3.8%
Other	3.8%
100.0%

Top Holdings*
Arbitrage Event Driven Fund, Institutional Class	11.3%
Boston Partners Long/Short Research Fund, Institutional Class	9.9%
BlackRock Global Long/Short Equity Fund, Institutional Class	8.1%
Gotham Neutral Fund, Institutional Class	8.0%
Nuveen Preferred Securities Fund, Institutional Class	7.9%
AQR Managed Futures Strategy Fund, Class I	7.8%
Aberdeen Equity Long-Short Fund, Institutional Class	7.0%
First Trust Health Care AlphaDEX Fund	6.5%
Whitebox Tactical Opportunities Fund, Institutional Class	6.3%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	5.8%
Other	21.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

6

Semi-Annual Report 2015

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (77.2%)
Alternative Investment (58.4%)
Aberdeen Equity Long-Short Fund, Institutional Class (a)	1,091,842	$11,442,507
AQR Managed Futures Strategy Fund, Class I	1,139,494	12,728,148
Arbitrage Event Driven Fund, Institutional Class	1,860,406	18,362,210
BlackRock Global Long/Short Equity Fund, Institutional Class	1,096,075	13,218,663
Boston Partners Long/Short Research Fund, Institutional Class	1,047,549	16,163,672
Gotham Neutral Fund, Institutional Class	1,253,969	13,066,350
Whitebox Tactical Opportunities Fund, Institutional Class	848,104	10,185,733
		95,167,283
Equity Fund (3.0%)
Tortoise MLP & Pipeline Fund, Institutional Class	283,830	4,836,465
Fixed Income Funds (15.8%)
Aberdeen Asia Bond Fund, Institutional Class (a)	632,095	6,396,797
Eaton Vance Floating-Rate Fund, Class I	712,305	6,432,118
Nuveen Preferred Securities Fund, Institutional Class	746,100	12,944,835
		25,773,750
Total Mutual Funds		125,777,498
EXCHANGE TRADED FUNDS (19.0%)
Equity Funds (12.3%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	226,898	9,568,289
First Trust Health Care AlphaDEX Fund (b)	163,016	10,560,176
		20,128,465
Fixed Income Fund (2.9%)
iShares 7-10 Year Treasury Bond ETF	43,629	4,691,426
Real Estate Investment Trust (REIT) Funds (3.8%)
iShares Cohen & Steers REIT ETF	65,657	6,247,265
Total Exchange Traded Funds		31,067,156
REPURCHASE AGREEMENT (3.3%)
Repuchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $5,339,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $5,451,638	$5,339,000	5,339,000
Total Repurchase Agreement		5,339,000
Total Investments (Cost $160,943,455) (c)—99.5%		162,183,654

Other assets in excess of liabilities—0.5%		814,118
Net Assets—100.0%		$162,997,772

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Class A shares at net asset value net of fees) returned 1.35% for the six-month period ended April 30, 2015 versus the 2.06% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Flexible Portfolio Funds (consisting of 561 funds) was 2.15%.

Global financial markets experienced a favorable environment to open the semiannual period, as fresh economic data boosted confidence in the ongoing U.S. recovery just as markets also began to anticipate significant new stimulus efforts on the part of the European Central Bank (ECB). Consistent with improving economic activity at both the consumer and corporate levels, the U.S. unemployment rate of 5.8% for November 2014 was at its lowest level since July 2008, while the official estimate for third-quarter economic growth was revised upward to 3.9%. Within this context, global equity markets generally performed well to start the period, as strong performance in the U.S. and Europe offset weaker results in emerging markets. U.S. fixed income markets also started the period reasonably well, although the high yield segment remained hampered by concerns over energy-related exposures.

The strong start to the reporting period faded in December, however, as global markets ended the 2014 calendar year with mixed performance. Sustained weakness in oil prices and renewed political turmoil in Greece provided fresh impetus to lingering concerns about the pace of global economic growth. The U.S. economy remained the notable exception to these anxieties, as it continued to expand at an increasingly robust rate with strong corporate earnings and steadily improving employment numbers. Despite the unsettled global backdrop, the U.S. broad-market S&P 500 Index continued to hover near record-high levels at calendar year-end, with investor sentiment buoyed by strengthening U.S. economic data as well as expectations of a careful approach by the Federal Reserve (Fed) to raising interest rates. In contrast, global and emerging equity markets remained quite weak, with geopolitical concerns, slowing growth and deflationary pressures all dampening asset returns.

The same macroeconomic factors that heightened market volatility in the latter half of 2014 carried into January 2015, as continuing geopolitical tensions in Ukraine and elsewhere combined with the uncertain monetary policy environment to maintain a challenging backdrop for global markets. The surprisingly large quantitative easing commitment announced by the ECB in mid-January helped buoy risk assets, but investors continued to struggle with subpar global economic growth and the mixed implications of continued downward pressure on energy prices. Despite the unsettled landscape, U.S. stock prices remained close to the record levels reached at the end of 2014. In an interesting reversal of form, January saw U.S. equities struggle and post negative results, while previously lagging emerging markets equities garnered positive returns. The 3.0% decline of the U.S. broad-market S&P 500 Index for the month occurred amid a U.S. corporate earnings season made more challenging by the strengthening dollar, although positive results were seen in certain domestic equity sectors such as healthcare and real estate investment trusts (REITs). Fixed income markets had a generally strong start to the year in the wake of the renewed drop in yields, with U.S. Treasury and core fixed income securities recording strongly positive returns for the month.

Risk assets enjoyed a smoother ride in February compared to the start of the year, despite mixed economic data in both the U.S. and elsewhere that continued to cloud the global growth outlook. Investor concerns eased as oil prices rallied sharply after recent sell-offs and a number of global central banks pressed ahead with stimulus policies in an effort to boost growth. U.S. corporate earnings growth topped expectations for the fourth quarter of 2014, while stabilizing oil prices and reduced worries around Greece also contributed a more positive undertone to markets. Equity markets in the U.S., U.K. and Germany continued to press record levels to close out the month. U.S. stocks in particular finished with significant gains, with stocks across the capitalization range from small to large all delivering strong positive returns. International and emerging market equities continued to build on their strong start to 2015, with Japanese and European stocks performing particularly well amid continued central bank stimulus efforts. After a strong start to the year, fixed income markets were more challenged in February amid rising yields.

Global financial markets experienced mixed performance in March to close out a first quarter that saw fairly wide variation in performance across asset classes. Economic growth trends remained very uneven across the world economy, and diverging policy regimes among major central banks provided an additional variable in the broader macroeconomic outlook. In particular, the timing of the widely anticipated move by the Fed to begin raising interest rates in the U.S. remained a key source of market uncertainty. Signs of improving economic fundamentals in the Eurozone and Japan combined with ongoing central bank stimulus in both areas to create a strong first quarter for their equity markets in local returns. U.S. equities saw more mixed performance, as disappointing U.S. economic data and concerns about the impact of dollar strength on corporate earnings kept them trading in a fairly narrow range for the quarter. International and emerging market equities were negative performers for the month in what was overall a positive quarter for both segments.

The month of April closed the semiannual period with a number of sharp reversals to recent market themes, as U.S. dollar weakness, spiking bond yields and rising oil prices all ran counter to this year’s prevailing trends. A recent series of negative data points created fresh concerns that U.S. growth had slowed considerably, while the lingering Greek impasse within the Eurozone and continuing hostilities in the Middle East remained a source of anxiety for investors. U.S. equity returns were mixed, but the period ended on a decidedly negative note as sluggish economic data triggered selling pressure in technology stocks and domestically sensitive small-company shares. Interest rate-sensitive segments such as REITs also struggled with negative returns amid rising yields. In contrast, performance was generally positive for international and emerging market equities. Emerging markets in particular were buoyed by strong performance in China and expectations of continued stimulus

Semi-Annual Report 2015

8

Aberdeen Diversified Income Fund (Unaudited) (concluded)

initiatives by Chinese policymakers. Fixed income markets in both the U.S. and Europe were challenged by the sudden upward move in yields near the end of the semiannual period.

The period was generally favorable in terms of performance across several risk asset classes. The Fund’s holding in iShares Global Healthcare ETF (exchange-traded fund) was a significant positive contributor to performance, along with strong returns from the Fund’s real estate holdings in iShares Cohen & Steers REIT ETF. With a more volatile interest rate environment during the period, the Fund’s fixed income assets generated somewhat mixed returns, although holdings in Nuveen Preferred Securities Fund and Eaton Vance Floating Rate Fund contributed positively for the period. A significant detractor from Fund performance was the holding in ETRACS Alerian MLP Infrastructure Index ETN (exchange-traded note), which faced significant headwinds as the energy infrastructure segment of the market was negatively affected by continued pressure on oil prices.

The Fund is invested consistent with our current views on the global macroeconomic outlook. We are mindful of possible headwinds but still cautiously inclined toward risk assets in the medium term, given reasonably steady economic results in the U.S. as well as continued aggressive stimulus policies in key segments of the global economy such as the Eurozone and Japan. The Fund remains diversified and has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Semi-Annual Report

9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.35%		4.19%		6.23%	6.10%
	w/SC2	(4.46%	)	(1.78%	)	4.99%	5.47%
Class C	w/o SC	0.86%		3.34%		5.45%	5.31%
	w/SC3	(0.09%	)	2.38%		5.45%	5.31%
Class R4	w/o SC	1.08%		3.70%		5.77%	5.73%
Institutional Service Class[4,5]	w/o SC	1.43%		4.42%		6.37%	6.17%
Institutional Class[4]	w/o SC	1.43%		4.42%		6.51%	6.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the previous performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2015

10

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 developed markets countries and 23 emerging markets, covering approximately 85% of the global investable equity opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Mutual Funds	61.5%
Exchange Traded Funds	36.2%
Repurchase Agreement	2.3%
Other assets in excess of liabilities	–%
100.0%

Top Industries
Fixed Income Funds	55.0%
Equity Funds	35.4%
Real Estate Investment Trust (REIT) Funds	7.3%
Other	2.3%
100.0%
Top Holdings*
Nuveen Preferred Securities Fund, Institutional Class	15.3%
Eaton Vance Floating-Rate Fund, Class I	12.4%
Vanguard High Dividend Yield ETF	10.4%
Oppenheimer International Bond Fund, Class Y	9.0%
iShares Cohen & Steers REIT ETF	7.3%
Aberdeen Global High Income Fund, Class I	7.1%
iShares Global Healthcare ETF	6.5%
iShares Global Infrastructure ETF	6.3%
Aberdeen Total Return Bond Fund, Class I	6.2%
Aberdeen Asia Bond Fund, Institutional Class	5.0%
Other	14.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Semi-Annual Report

11

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (61.5%)
Equity Funds (6.5%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	40,043	$575,020
Aberdeen International Equity Fund, Institutional Class (a)	73,846	1,118,765
		1,693,785
Fixed Income Funds (55.0%)
Aberdeen Asia Bond Fund, Institutional Class (a)	128,494	1,300,362
Aberdeen Global High Income Fund, Class I (a)	198,414	1,837,316
Aberdeen Total Return Bond Fund, Class I (a)	119,540	1,593,460
Eaton Vance Floating-Rate Fund, Class I	354,764	3,203,519
Nuveen Preferred Securities Fund, Institutional Class	228,379	3,962,380
Oppenheimer International Bond Fund, Class Y	394,349	2,330,603
		14,227,640
Total Mutual Funds		15,921,425
EXCHANGE TRADED FUNDS (36.2%)
Equity Funds (28.9%)
ETRACS Alerian MLP Infrastructure Index ETN	23,484	931,140
iShares Global Healthcare ETF	15,670	1,687,659
iShares Global Infrastructure ETF	37,622	1,644,458
iShares Russell Midcap ETF	3,096	531,150
Vanguard High Dividend Yield ETF	38,668	2,685,879
		7,480,286
Real Estate Investment Trust (REIT) Funds (7.3%) iShares Cohen & Steers REIT ETF	19,996	1,902,620
Total Exchange Traded Funds		9,382,906
REPURCHASE AGREEMENT (2.3%)
Repuchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $589,000, collateralized by U.S. Treasury Note, maturing 11/15/2024; total market value of $601,819	$589,000	589,000
Total Repurchase Agreement		589,000
Total Investments (Cost $25,008,460) (b)—100.0%		25,893,331

Other assets in excess of liabilities—0.0%		861
Net Assets—100.0%		$25,894,192

(a)	Investment in affiliate.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
ETN	Exchange Traded Note
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

12

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Class A shares at net asset value net of fees) returned 3.48% for the six-month period ended April 30, 2015 versus the 5.24% return of its benchmark, the MSCI All Country World Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Flexible Portfolio Funds (consisting of 561 funds) was 2.15%.

Global financial markets experienced a favorable environment to open the semiannual period, as fresh economic data boosted confidence in the ongoing U.S. recovery just as markets also began to anticipate significant new stimulus efforts on the part of the European Central Bank (ECB). Consistent with improving economic activity at both the consumer and corporate levels, the U.S. unemployment rate of 5.8% for November 2014 was at its lowest level since July 2008, while the official estimate for third-quarter economic growth was revised upward to 3.9%. Within this context, global equity markets generally performed well to start the period, as strong performance in the U.S. and Europe offset weaker results in emerging markets. U.S. fixed income markets also started the period reasonably well, although the high yield segment remained hampered by concerns over energy-related exposures.

The strong start to the reporting period faded in December, however, as global markets ended the 2014 calendar year with mixed performance. Sustained weakness in oil prices and renewed political turmoil in Greece provided fresh impetus to lingering concerns about the pace of global economic growth. The U.S. economy remained the notable exception to these anxieties, as it continued to expand at an increasingly robust rate with strong corporate earnings and steadily improving employment numbers. Despite the unsettled global backdrop, the U.S. broad-market S&P 500 Index continued to hover near record-high levels at calendar year-end, with investor sentiment buoyed by strengthening U.S. economic data as well as expectations of a careful approach by the Federal Reserve (Fed) to raising interest rates. In contrast, global and emerging equity markets remained quite weak, with geopolitical concerns, slowing growth and deflationary pressures all dampening asset returns.

The same macroeconomic factors that heightened market volatility in the latter half of 2014 carried into January 2015, as continuing geopolitical tensions in Ukraine and elsewhere combined with the uncertain monetary policy environment to maintain a challenging backdrop for global markets. The surprisingly large quantitative easing commitment announced by the ECB in mid-January helped buoy risk assets, but investors continued to struggle with subpar global economic growth and the mixed implications of continued downward pressure on energy prices. Despite the unsettled landscape, U.S. stock prices remained close to the record levels reached at the end of 2014. In an interesting reversal of form, January saw U.S. equities struggle and post negative results, while previously lagging emerging markets equities garnered positive returns. The 3.0% decline of the U.S. broad-market S&P 500 Index for the month occurred amid a U.S. corporate earnings season made more challenging by the strengthening dollar, although positive results were seen in certain domestic equity sectors such as healthcare and real estate investment trusts (REITs). Fixed income markets had a generally strong start to the year in the wake of the renewed drop in yields, with U.S. Treasury and core fixed income securities recording strongly positive returns for the month.

Risk assets enjoyed a smoother ride in February compared to the start of the year, despite mixed economic data in both the U.S. and elsewhere that continued to cloud the global growth outlook. Investor concerns eased as oil prices rallied sharply after recent sell-offs and a number of global central banks pressed ahead with stimulus policies in an effort to boost growth. U.S. corporate earnings growth topped expectations for the fourth quarter of 2014, while stabilizing oil prices and reduced worries around Greece also contributed a more positive undertone to markets. Equity markets in the U.S., U.K. and Germany continued to press record levels to close out the month. U.S. stocks in particular finished with significant gains, with stocks across the capitalization range from small to large all delivering strong positive returns. International and emerging market equities continued to build on their strong start to 2015, with Japanese and European stocks performing particularly well amid continued central bank stimulus efforts. After a strong start to the year, fixed income markets were more challenged in February amid rising yields.

Global financial markets experienced mixed performance in March to close out a first quarter that saw fairly wide variation in performance across asset classes. Economic growth trends remained very uneven across the world economy, and diverging policy regimes among major central banks provided an additional variable in the broader macroeconomic outlook. In particular, the timing of the widely anticipated move by the Fed to begin raising interest rates in the U.S. remained a key source of market uncertainty. Signs of improving economic fundamentals in the Eurozone and Japan combined with ongoing central bank stimulus in both areas to create a strong first quarter for their equity markets in local returns. U.S. equities saw more mixed performance, as disappointing U.S. economic data and concerns about the impact of dollar strength on corporate earnings kept them trading in a fairly narrow range for the quarter. International and emerging market equities were negative performers for the month in what was overall a positive quarter for both segments.

The month of April closed the semiannual period with a number of sharp reversals to recent market themes, as U.S. dollar weakness, spiking bond yields and rising oil prices all ran counter to this year’s prevailing trends. A recent series of negative data points created fresh concerns that U.S. growth had slowed considerably, while the lingering Greek impasse within the Eurozone and continuing hostilities in the Middle East remained a source of anxiety for investors. U.S. equity returns were mixed, but the period ended on a decidedly negative note as sluggish economic data triggered selling pressure in technology stocks and domestically sensitive small-company shares. Interest rate-sensitive segments such as REITs also struggled with negative returns amid rising yields. In contrast, performance was generally positive for international and emerging market equities. Emerging markets in particular were buoyed by strong performance in China and expectations of continued stimulus

2015 Semi-Annual Report

13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

initiatives by Chinese policymakers. Fixed income markets in both the U.S. and Europe were challenged by the sudden upward move in yields near the end of the semiannual period.

The period was generally favorable in terms of performance across many risk asset classes. Heightened volatility in the global energy and currency markets led to AQR Managed Futures Strategy’s sizeable contribution to performance. Likewise, holdings in Deutsche Bank X-Trackers MSCI Japan Hedged Equity Fund and WisdomTree Europe Hedged Equity Fund benefited from continued stimulus efforts by the Japanese and European central banks and also contributed significantly to the Fund’s return. First Trust Health Care AlphaDex Fund had a positive impact on performance, along with strong overall returns from the Fund’s holdings in U.S. equities, particularly the small-and mid-cap segments of the market. With a more volatile interest rate environment during the period, the Fund’s fixed income assets generated somewhat mixed returns, although holdings in Eaton Vance Floating Rate Fund and Nuveen Preferred Securities Fund contributed positively. A significant detractor from Fund performance was the holding in Tortoise MLP & Pipeline Fund, which faced significant headwinds as the energy infrastructure segment was negatively impacted by continued pressure on oil prices.

The Fund is invested consistent with our current views on the global macroeconomic outlook. We are mindful of possible headwinds but still cautiously inclined toward risk assets in the medium term, given reasonably steady economic results in the U.S. as well as continued aggressive stimulus policies in key segments of the global economy such as the Eurozone and Japan. The Fund remains diversified and has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2015

14

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.48%		6.79%	7.38%	6.51%
	w/SC2	(2.46%	)	0.67%	6.12%	5.88%
Class C	w/o SC	3.11%		6.07%	6.61%	5.75%
	w/SC3	2.11%		5.07%	6.61%	5.75%
Class R4	w/o SC	3.30%		6.40%	7.04%	6.18%
Institutional Service Class[4,5]	w/o SC	3.65%		7.13%	7.55%	6.60%
Institutional Class[4,6]	w/o SC	3.66%		7.14%	7.57%	6.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	The performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A shares. During this period Institutional Class did not have any shareholders. The performance of Class A is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2015 Semi-Annual Report

15

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 23 developed markets countries and 23 emerging markets, covering approximately 85% of the global investable equity opportunity set.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Mutual Funds	55.7%
Exchange Traded Funds	41.7%
Repurchase Agreement	2.5%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries
Equity Funds	56.8%
Fixed Income Funds	30.0%
Alternative Investment	5.5%
Real Estate Investment Trust (REIT) Funds	5.1%
Other	2.6%
100.0%
Top Holdings*
iShares Russell Midcap ETF	9.1%
Nuveen Preferred Securities Fund, Institutional Class	8.1%
First Trust Health Care AlphaDEX Fund	7.8%
WisdomTree Europe Hedged Equity Fund	7.6%
Aberdeen Small Cap Fund, Institutional Class	7.1%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	7.0%
AQR Managed Futures Strategy Fund, Class I	5.5%
Aberdeen International Equity Fund, Institutional Class	5.1%
Eaton Vance Floating-Rate Fund, Class I	5.1%
iShares Cohen & Steers REIT ETF	5.0%
Other	32.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2015

16

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (55.7%)
Alternative Investment (5.5%)
AQR Managed Futures Strategy Fund, Class I	122,495	$1,368,266
Equity Funds (20.2%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	52,173	749,210
Aberdeen International Equity Fund, Institutional Class (a)	83,795	1,269,492
Aberdeen Small Cap Fund, Institutional Class (a)(b)	66,490	1,762,638
Tortoise MLP & Pipeline Fund, Institutional Class	73,380	1,250,401
		5,031,741
Fixed Income Funds (30.0%)
Aberdeen Asia Bond Fund, Institutional Class (a)	98,613	997,964
Aberdeen Global High Income Fund, Class I (a)	105,241	974,533
Aberdeen Total Return Bond Fund, Class I (a)	92,196	1,228,978
Eaton Vance Floating-Rate Fund, Class I	140,457	1,268,325
Nuveen Preferred Securities Fund, Institutional Class	115,959	2,011,887
Oppenheimer International Bond Fund, Class Y	170,473	1,007,497
		7,489,184
Total Mutual Funds		13,889,191
EXCHANGE TRADED FUNDS (41.7%)
Equity Funds (36.6%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	41,467	1,748,663
First Trust Health Care AlphaDEX Fund (b)	30,216	1,957,393
iShares Core S&P 500 ETF	5,980	1,254,903
iShares Russell Midcap ETF	13,272	2,276,944
WisdomTree Europe Hedged Equity Fund	29,478	1,894,256
		9,132,159
Real Estate Investment Trust (REIT) Funds (5.1%)
iShares Cohen & Steers REIT ETF	13,230	1,258,835
Total Exchange Traded Funds		10,390,994
REPURCHASE AGREEMENT (2.5%)
Repuchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $637,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $654,475	$637,000	637,000
Total Repurchase Agreement		637,000
Total Investments (Cost $22,974,740) (c)—99.9%		24,917,185

Other assets in excess of liabilities—0.1%		20,432
Net Assets—100.0%		$24,937,617

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

17

Statements of Assets and Liabilities (Unaudited)

April 30, 2015

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$139,005,350	$18,879,408	$17,297,370
Investments in affiliates, at value	17,839,304	6,424,923	6,982,815
Repurchase agreements, at value	5,339,000	589,000	637,000

Total investments	162,183,654	25,893,331	24,917,185

Cash	965	114	357
Receivable for capital shares issued	906,139	32,179	27,171
Interest and dividends receivable	77,793	46,261	22,982
Receivable from Adviser	25,604	12,387	12,933
Prepaid expenses and other assets	33,559	29,686	29,805

Total assets	163,227,714	26,013,958	25,010,433

Liabilities:
Payable for investments purchased	21,136	28,757	14,040
Payable for capital shares redeemed	138,246	52,952	24,003
Accrued expenses and other payables:
Distribution fees	22,825	14,979	12,975
Investment advisory fees	19,545	3,202	3,108
Printing fees	8,083	6,929	5,966
Administration fees	10,424	1,708	1,657
Transfer agent fees	2,500	1,250	1,600
Legal fees	1,268	242	234
Fund accounting fees	917	378	360
Administrative services fees	–	284	452
Custodian fees	41	39	40
Other	4,957	9,046	8,381

Total liabilities	229,942	119,766	72,816

Net Assets	$162,997,772	$25,894,192	$24,937,617

Cost:
Investments	$136,865,871	$17,968,920	$15,445,511
Investments in affiliates	18,738,584	6,450,540	6,892,229
Repurchase agreements	5,339,000	589,000	637,000

Represented by:
Capital	$178,864,815	$25,155,527	$24,224,452
Accumulated net investment income/(loss)	(941,528)	82,191	(5,096)
Accumulated net realized (loss) from investments	(16,165,714)	(228,397)	(1,224,184)
Net unrealized appreciation on investments	1,240,199	884,871	1,942,445

Net Assets	$162,997,772	$25,894,192	$24,937,617

Net Assets:
Class A Shares	$36,425,947	$7,251,615	$9,568,983
Class C Shares	18,792,403	16,190,879	13,003,596
Class R Shares	767,603	400,415	469,869
Institutional Service Class Shares	11,933	44,410	22,806
Institutional Class Shares	106,999,886	2,006,873	1,872,363

Total	$162,997,772	$25,894,192	$24,937,617

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

18

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2015

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,738,626	587,336	705,525
Class C Shares	1,465,508	1,340,964	978,471
Class R Shares	58,087	32,723	34,855
Institutional Service Class Shares	888	3,601	1,687
Institutional Class Shares	7,966,959	162,711	138,595

Total	12,230,068	2,127,335	1,859,133

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.30	$12.35	$13.56
Class C Shares (a)	$12.82	$12.07	$13.29
Class R Shares	$13.21	$12.24	$13.48
Institutional Service Class Shares	$13.44	$12.33	$13.52
Institutional Class Shares	$13.43	$12.33	$13.51
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.11	$13.10	$14.39
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

19

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2015

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$1,606,048	$325,611	$328,797
Dividend income from affiliates	60,431	118,513	86,331

	1,666,479	444,124	415,128

Expenses:
Investment advisory fees	98,590	18,722	18,392
Administration fees	52,581	9,985	9,809
Distribution fees Class A	35,449	9,059	11,947
Distribution fees Class C	86,310	75,778	64,245
Distribution fees Class R	1,349	1,021	1,163
Administrative services fees Class A	4,360	803	1,181
Administrative services fees Class R	82	454	478
Fund accounting fees	4,621	1,101	1,080
Transfer agent fees	71,530	20,670	22,085
Trustee fees	2,983	632	618
Legal fees	3,171	651	638
Printing fees	14,214	9,332	8,853
Custodian fees	4,665	1,621	1,670
Registration and filing fees	32,720	30,711	31,096
Audit fees	10,035	10,035	10,035
Other	3,031	685	2,441

Total operating expenses before reimbursed/waived expenses	425,691	191,260	185,731
Expenses reimbursed	(133,823)	(72,941)	(76,063)

Net expenses	291,868	118,319	109,668

Net Investment Income	1,374,611	325,805	305,460

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) distributions from underlying affiliated funds	1,135,640	56,200	80,276
Realized gain/(loss) distributions from underlying non-affiliated funds	1,638,556	19,241	155,892
Realized gain/(loss) from investment transactions from affiliated funds	(87,479)	(352,447)	(90,144)
Realized gain/(loss) from investment transactions from non-affiliated funds	(115,918)	121,164	650,035

Net realized gain/(loss) from investments	2,570,799	(155,842)	796,059

Net change in unrealized appreciation/(depreciation) on investment transactions	(1,510,373)	100,137	(293,682)

Net realized/unrealized gain/(loss) from investments	1,060,426	(55,705)	502,377

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,435,037	$270,100	$807,837

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

20

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,374,611	$206,289	$325,805	$693,992	$305,460	$300,259
Net realized gain/(loss) from investments	2,570,799	1,857,848	(155,842)	2,239,081	796,059	1,310,902
Net change in unrealized appreciation/(depreciation) on investments	(1,510,373)	1,158,420	100,137	(1,247,495)	(293,682)	242,727

Changes in net assets resulting from operations	2,435,037	3,222,557	270,100	1,685,578	807,837	1,853,888

Distributions to Shareholders From:
Net investment income:
Class A	(524,482)	(80,959)	(105,199)	(287,000)	(141,334)	(159,098)
Class C	(345,029)	(49,661)	(190,567)	(479,010)	(169,578)	(124,077)
Class R	(8,073)	(3,156)	(5,442)	(12,297)	(6,390)	(5,096)
Institutional Service Class	(237)	(170)	(318)	(434)	(251)	(216)
Institutional Class	(1,514,150)	(153,831)	(31,712)	(83,432)	(28,143)	(23,269)
Net realized gains:
Class A	–	–	(351,054)	–	–	–
Class C	–	–	(711,126)	–	–	–
Class R	–	–	(19,693)	–	–	–
Institutional Service Class	–	–	(550)	–	–	–
Institutional Class	–	–	(102,209)	–	–	–

Change in net assets from shareholder distributions	(2,391,971)	(287,777)	(1,517,870)	(862,173)	(345,696)	(311,756)

Change in net assets from capital transactions	59,348,909	78,425,759	1,935,236	(4,149,223)	58,613	(3,824,091)

Change in net assets	59,391,975	81,360,539	687,466	(3,325,818)	520,754	(2,281,959)

Net Assets:
Beginning of period	103,605,797	22,245,258	25,206,726	28,532,544	24,416,863	26,698,822

End of period	$162,997,772	$103,605,797	$25,894,192	$25,206,726	$24,937,617	$24,416,863

Accumulated net investment income/(loss) at end of period	$(941,528)	$75,832	$82,191	$89,624	$(5,096)	$35,140

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,683,335	$17,851,513	$503,496	$1,001,286	$557,849	$1,445,024
Dividends reinvested	453,761	55,849	331,637	207,089	103,278	123,088
Cost of shares redeemed(a)	(5,261,286)	(3,001,757)	(763,094)	(2,274,714)	(792,015)	(2,585,883)

Total Class A	14,875,810	14,905,605	72,039	(1,066,339)	(130,888)	(1,017,771)

Class C Shares
Proceeds from shares issued	4,280,220	5,004,878	3,028,059	1,197,980	547,660	460,513
Dividends reinvested	172,265	23,058	529,990	285,644	100,424	70,030
Cost of shares redeemed(a)	(1,138,681)	(2,600,681)	(1,514,029)	(4,908,566)	(812,642)	(3,575,862)

Total Class C	3,313,804	2,427,255	2,044,020	(3,424,942)	(164,558)	(3,045,319)

Class R Shares
Proceeds from shares issued	581,009	206,931	19,028	31,161	28,318	87,694
Dividends reinvested	3,041	–	15,586	7,492	5,290	4,318
Cost of shares redeemed(a)	(165,069)	(244,859)	(21,656)	(30,361)	(26,472)	(68,465)

Total Class R	418,981	(37,928)	12,958	8,292	7,136	23,547

Institutional Service Class Shares
Proceeds from shares issued	–	–	32,059	–	10,493	–
Dividends reinvested	237	170	868	434	251	216

Total Institutional Service Class	237	170	32,927	434	10,744	216

Institutional Class Shares
Proceeds from shares issued	48,121,067	68,619,815	278,817	798,364	433,069	837,085
Dividends reinvested	1,386,381	113,872	114,356	70,891	18,587	16,341
Cost of shares redeemed(a)	(8,767,371)	(7,603,030)	(619,881)	(535,923)	(115,477)	(638,190)

Total Institutional Class	40,740,077	61,130,657	(226,708)	333,332	336,179	215,236

Change in net assets from capital transactions:	$59,348,909	$78,425,759	$1,935,236	$(4,149,223)	$58,613	$(3,824,091)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

22

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

SHARE TRANSACTIONS:
Class A Shares
Issued	1,478,722	1,361,008	40,776	78,994	41,300	112,205
Reinvested	34,428	4,344	27,219	16,389	7,640	9,474
Redeemed	(396,582)	(229,073)	(61,098)	(179,245)	(58,200)	(201,191)

Total Class A Shares	1,116,568	1,136,279	6,897	(83,862)	(9,260)	(79,512)

Class C Shares
Issued	333,480	391,108	251,520	97,141	41,067	36,493
Reinvested	13,532	1,846	44,450	23,065	7,579	5,493
Redeemed	(88,792)	(206,022)	(124,464)	(394,559)	(61,230)	(282,250)

Total Class C Shares	258,220	186,932	171,506	(274,353)	(12,584)	(240,264)

Class R Shares
Issued	44,135	15,795	1,555	2,467	2,113	6,783
Reinvested	232	–	1,291	596	394	333
Redeemed	(12,588)	(19,056)	(1,763)	(2,435)	(1,949)	(5,420)

Total Class R Shares	31,779	(3,261)	1,083	628	558	1,696

Institutional Service Class Shares
Issued	–	–	2,639	–	772	–
Reinvested	18	13	71	35	18	17

Total Institutional Service Class Shares	18	13	2,710	35	790	17

Institutional Class Shares
Issued	3,596,165	5,231,802	22,101	61,922	32,011	64,327
Reinvested	104,318	8,543	9,400	5,595	1,381	1,259
Redeemed	(652,810)	(576,933)	(49,105)	(42,662)	(8,534)	(50,024)

Total Institutional Class Shares	3,047,673	4,663,412	(17,604)	24,855	24,858	15,562

Total change in shares:	4,454,258	5,983,375	164,592	(332,697)	4,362	(302,501)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$13.32	$0.13	$0.12	$0.25	$(0.27)	$–	$(0.27)	$13.30
Year Ended October 31, 2014	12.63	0.05	0.79	0.84	(0.15)	–	(0.15)	13.32
Year Ended October 31, 2013	11.64	0.12	1.01	1.13	(0.14)	–	(0.14)	12.63
Year Ended October 31, 2012	10.93	0.18	0.70	0.88	(0.17)	–	(0.17)	11.64
Year Ended October 31, 2011	11.31	0.21	(0.38)	(0.17)	(0.21)	–	(0.21)	10.93
Year Ended October 31, 2010	9.89	0.13	1.42	1.55	(0.12)	(0.01)	(0.13)	11.31
Class C Shares
Six Months Ended April 30, 2015*	12.89	0.10	0.10	0.20	(0.27)	–	(0.27)	12.82
Year Ended October 31, 2014	12.22	(0.05)	0.77	0.72	(0.05)	–	(0.05)	12.89
Year Ended October 31, 2013	11.33	0.03	0.97	1.00	(0.11)	–	(0.11)	12.22
Year Ended October 31, 2012	10.67	0.10	0.68	0.78	(0.12)	–	(0.12)	11.33
Year Ended October 31, 2011	11.03	0.14	(0.37)	(0.23)	(0.13)	–	(0.13)	10.67
Year Ended October 31, 2010	9.66	0.04	1.39	1.43	(0.05)	(0.01)	(0.06)	11.03
Class R Shares
Six Months Ended April 30, 2015*	13.25	0.10	0.12	0.22	(0.26)	–	(0.26)	13.21
Year Ended October 31, 2014	12.56	0.02	0.78	0.80	(0.11)	–	(0.11)	13.25
Year Ended October 31, 2013	11.61	0.06	1.01	1.07	(0.12)	–	(0.12)	12.56
Year Ended October 31, 2012	10.90	0.14	0.71	0.85	(0.14)	–	(0.14)	11.61
Year Ended October 31, 2011	11.26	0.21	(0.42)	(0.21)	(0.15)	–	(0.15)	10.90
Year Ended October 31, 2010	9.85	0.09	1.42	1.51	(0.09)	(0.01)	(0.10)	11.26
Institutional Service Class Shares
Six Months Ended April 30, 2015*	13.44	0.17	0.10	0.27	(0.27)	–	(0.27)	13.44
Year Ended October 31, 2014	12.75	0.09	0.80	0.89	(0.20)	–	(0.20)	13.44
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	–	(0.15)	12.75
Period from September 24, 2012 through October 31, 2012(h)(i)	11.81	0.01	(0.09)	(0.08)	–	–	–	11.73
Period from November 1, 2008 through April 22, 2009(h)(j)	8.50	0.01	(0.66)	(0.65)	(0.03)	–	(0.03)	7.82
Institutional Class Shares
Six Months Ended April 30, 2015*	13.43	0.15	0.12	0.27	(0.27)	–	(0.27)	13.43
Year Ended October 31, 2014	12.75	0.08	0.80	0.88	(0.20)	–	(0.20)	13.43
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	–	(0.15)	12.75
Year Ended October 31, 2012	11.00	0.22	0.71	0.93	(0.20)	–	(0.20)	11.73
Year Ended October 31, 2011	11.38	0.25	(0.39)	(0.14)	(0.24)	–	(0.24)	11.00
Year Ended October 31, 2010	9.96	0.12	1.45	1.57	(0.14)	(0.01)	(0.15)	11.38

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

24

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

1.90%		$36,426	0.53%	2.00%	0.73%	28.25%
6.70%		21,608	0.52%	0.36%	0.88%	54.26%
9.76%		6,135	0.52%	1.02%	1.20%	47.20%
8.14%		6,418	0.52%	1.65%	1.14%	51.62%
(1.52%)		7,624	0.51%	1.85%	1.03%	26.76%
15.73%		7,919	0.51%	1.21%	1.02%	60.00%

1.53%		18,792	1.25%	1.52%	1.45%	28.25%
5.91%		15,565	1.25%	(0.36%)	1.61%	54.26%
8.91%		12,467	1.25%	0.26%	1.93%	47.20%
7.39%		13,368	1.25%	0.93%	1.87%	51.62%
(2.14%)		16,828	1.25%	1.27%	1.77%	26.76%
14.84%		23,495	1.25%	0.42%	1.76%	60.00%

1.71%		768	0.78%	1.56%	0.98%	28.25%
6.37	%(g)	348	0.83%	0.14%	1.19%	54.26%
9.32	%(g)	371	0.88%	0.51%	1.56%	47.20%
7.85	%(g)	277	0.91%	1.22%	1.53%	51.62%
(1.77%)		254	0.79%	1.80%	1.32%	26.76%
15.43%		400	0.75%	0.91%	1.26%	60.00%

2.05%		12	0.25%	2.60%	0.45%	28.25%
7.02%		12	0.25%	0.65%	0.61%	54.26%
10.03%		11	0.25%	1.22%	0.93%	47.20%
(0.68%)		10	0.25%	0.56%	0.87%	51.62%
(7.67%)		1	0.25%	0.17%	1.39%	7.39%

2.05%		107,000	0.25%	2.24%	0.45%	28.25%
6.94%		66,073	0.25%	0.58%	0.61%	54.26%
10.03%		3,261	0.25%	1.19%	0.93%	47.20%
8.54	%(g)	2,970	0.25%	1.95%	0.87%	51.62%
(1.17%)		3,032	0.25%	2.15%	0.77%	26.76%
15.90%		3,200	0.25%	1.13%	0.76%	60.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlights information prior to year ended October 31, 2009.

2015 Semi-Annual Report

25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$12.99	$0.19	$(0.03)	$0.16	$(0.18)	$(0.62)	$(0.80)	$12.35
Year Ended October 31, 2014	12.58	0.39	0.48	0.87	(0.46)	–	(0.46)	12.99
Year Ended October 31, 2013	12.03	0.35	0.56	0.91	(0.36)	–	(0.36)	12.58
Year Ended October 31, 2012	11.39	0.25	0.62	0.87	(0.23)	–	(0.23)	12.03
Year Ended October 31, 2011	11.42	0.23	(0.03)	0.20	(0.23)	–	(0.23)	11.39
Year Ended October 31, 2010	10.20	0.18	1.21	1.39	(0.17)	–	(0.17)	11.42
Class C Shares
Six Months Ended April 30, 2015*	12.75	0.14	(0.04)	0.10	(0.16)	(0.62)	(0.78)	12.07
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	–	(0.37)	12.75
Year Ended October 31, 2013	11.81	0.25	0.56	0.81	(0.27)	–	(0.27)	12.35
Year Ended October 31, 2012	11.18	0.17	0.61	0.78	(0.15)	–	(0.15)	11.81
Year Ended October 31, 2011	11.22	0.15	(0.05)	0.10	(0.14)	–	(0.14)	11.18
Year Ended October 31, 2010	10.03	0.09	1.20	1.29	(0.10)	–	(0.10)	11.22
Class R Shares
Six Months Ended April 30, 2015*	12.90	0.16	(0.03)	0.13	(0.17)	(0.62)	(0.79)	12.24
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	–	(0.41)	12.90
Year Ended October 31, 2013	11.94	0.29	0.57	0.86	(0.31)	–	(0.31)	12.49
Year Ended October 31, 2012	11.31	0.19	0.62	0.81	(0.18)	–	(0.18)	11.94
Year Ended October 31, 2011	11.34	0.20	(0.06)	0.14	(0.17)	–	(0.17)	11.31
Year Ended October 31, 2010	10.13	0.10	1.26	1.36	(0.15)	–	(0.15)	11.34
Institutional Service Class Shares
Six Months Ended April 30, 2015*	12.97	0.18	(0.01)	0.17	(0.19)	(0.62)	(0.81)	12.33
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.39	0.57	0.96	(0.40)	–	(0.40)	12.57
Period from September 24, 2012 through October 31, 2012(h)(i)	12.06	0.03	(0.08)	(0.05)	–	–	–	12.01
Period from November 1, 2008 through April 22, 2009(h)(j)	8.77	0.06	(0.24)	(0.18)	(0.08)	–	(0.08)	8.51
Institutional Class Shares
Six Months Ended April 30, 2015*	12.97	0.20	(0.03)	0.17	(0.19)	(0.62)	(0.81)	12.33
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.38	0.57	0.95	(0.40)	–	(0.40)	12.56
Year Ended October 31, 2012	11.38	0.28	0.61	0.89	(0.26)	–	(0.26)	12.01
Year Ended October 31, 2011	11.41	0.26	(0.03)	0.23	(0.26)	–	(0.26)	11.38
Year Ended October 31, 2010	10.19	0.17	1.25	1.42	(0.20)	–	(0.20)	11.41

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

26

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

1.35%		$7,252	0.52%	3.05%	1.10%	30.62%
7.10%		7,542	0.51%	3.06%	1.08%	29.19%
7.69%		8,357	0.53%	2.82%	1.00%	37.01%
7.73	%(g)	10,538	0.53%	2.15%	1.00%	65.34%
1.71%		9,220	0.53%	1.99%	0.92%	26.55%
13.74%		12,744	0.51%	1.66%	0.88%	41.21%

0.86%		16,191	1.25%	2.31%	1.83%	30.62%
6.34	%(g)	14,906	1.25%	2.31%	1.82%	29.19%
6.96	%(g)	17,824	1.25%	2.09%	1.72%	37.01%
7.01	%(g)	22,488	1.25%	1.45%	1.72%	65.34%
1.01%		20,388	1.25%	1.27%	1.65%	26.55%
12.94%		25,853	1.25%	0.86%	1.61%	41.21%

1.08%		400	0.97%	2.59%	1.55%	30.62%
6.66%		408	0.97%	2.58%	1.54%	29.19%
7.29%		387	0.96%	2.39%	1.43%	37.01%
7.20%		384	0.99%	1.63%	1.46%	65.34%
1.26%		410	0.87%	1.77%	1.27%	26.55%
13.51%		1,205	0.78%	0.97%	1.15%	41.21%

1.43%		44	0.25%	2.95%	0.83%	30.62%
7.32	%(g)	12	0.25%	3.31%	0.82%	29.19%
8.10	%(g)	11	0.25%	3.10%	0.72%	37.01%
(0.41	%)(g)	10	0.25%	2.52%	0.72%	65.34%
(1.99%)		1	0.25%	1.50%	0.95%	32.11%

1.43%		2,007	0.25%	3.27%	0.83%	30.62%
7.40%		2,339	0.25%	3.32%	0.82%	29.19%
8.01%		1,953	0.25%	3.10%	0.72%	37.01%
7.95%		1,756	0.25%	2.39%	0.72%	65.34%
2.00%		1,027	0.25%	2.25%	0.64%	26.55%
14.03%		1,447	0.25%	1.58%	0.54%	41.21%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlights information prior to year ended October 31, 2009.

2015 Semi-Annual Report

27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$13.30	$0.19	$0.27	$0.46	$(0.20)	$(0.20)	$13.56
Year Ended October 31, 2014	12.51	0.20	0.80	1.00	(0.21)	(0.21)	13.30
Year Ended October 31, 2013	11.52	0.17	1.01	1.18	(0.19)	(0.19)	12.51
Year Ended October 31, 2012	10.87	0.21	0.64	0.85	(0.20)	(0.20)	11.52
Year Ended October 31, 2011	10.88	0.20	(0.03)	0.17	(0.18)	(0.18)	10.87
Year Ended October 31, 2010	9.50	0.12	1.37	1.49	(0.11)	(0.11)	10.88
Class C Shares
Six Months Ended April 30, 2015*	13.06	0.14	0.27	0.41	(0.18)	(0.18)	13.29
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	(0.11)	13.06
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	(0.12)	12.28
Year Ended October 31, 2012	10.69	0.13	0.62	0.75	(0.12)	(0.12)	11.32
Year Ended October 31, 2011	10.72	0.12	(0.03)	0.09	(0.12)	(0.12)	10.69
Year Ended October 31, 2010	9.37	0.05	1.35	1.40	(0.05)	(0.05)	10.72
Class R Shares
Six Months Ended April 30, 2015*	13.23	0.16	0.28	0.44	(0.19)	(0.19)	13.48
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	(0.15)	13.23
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	(0.16)	12.45
Year Ended October 31, 2012	10.83	0.15	0.66	0.81	(0.17)	(0.17)	11.47
Year Ended October 31, 2011	10.83	0.14	0.01	0.15	(0.15)	(0.15)	10.83
Year Ended October 31, 2010	9.45	0.09	1.38	1.47	(0.09)	(0.09)	10.83
Institutional Service Class Shares
Six Months Ended April 30, 2015*	13.24	0.19	0.30	0.49	(0.21)	(0.21)	13.52
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	(0.23)	12.46
Period from September 24, 2012 through October 31, 2012(h)(i)	11.58	0.01	(0.12)	(0.11)	–	–	11.47
Period from November 1, 2008 through April 22, 2009(h)(j)	8.16	0.03	(0.45)	(0.42)	(0.06)	(0.06)	7.68
Institutional Class Shares
Six Months Ended April 30, 2015*	13.24	0.20	0.28	0.48	(0.21)	(0.21)	13.51
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	(0.23)	12.46
Year Ended October 31, 2012	10.83	0.19	0.68	0.87	(0.23)	(0.23)	11.47
Year Ended October 31, 2011	10.92	0.20	(0.08)	0.12	(0.21)	(0.21)	10.83
Year Ended October 31, 2010	9.50	0.15	1.41	1.56	(0.14)	(0.14)	10.92

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

28

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

3.48%		$9,569	0.52%	2.87%	1.14%	26.06%
8.03%		9,506	0.52%	1.58%	1.16%	52.34%
10.35%		9,937	0.52%	1.44%	1.07%	67.49%
7.93	%(g)	11,682	0.53%	1.90%	1.08%	60.45%
1.67%		10,755	0.54%	1.83%	1.00%	20.14%
15.81%		12,684	0.53%	1.15%	0.99%	56.29%

3.11%		13,004	1.25%	2.14%	1.87%	26.06%
7.28%		12,939	1.25%	0.85%	1.89%	52.34%
9.58%		15,123	1.25%	0.71%	1.80%	67.49%
7.10%		16,890	1.25%	1.18%	1.80%	60.45%
0.95%		15,009	1.25%	1.12%	1.72%	20.14%
15.03%		17,300	1.25%	0.48%	1.71%	56.29%

3.30%		470	0.96%	2.41%	1.58%	26.06%
7.52%		454	0.95%	1.15%	1.59%	52.34%
9.99%		406	0.92%	1.02%	1.47%	67.49%
7.55%		288	0.89%	1.38%	1.44%	60.45%
1.42%		28	0.79%	1.23%	1.26%	20.14%
15.68%		18	0.75%	0.89%	1.22%	56.29%

3.65%		23	0.25%	2.83%	0.87%	26.06%
8.36%		12	0.25%	1.85%	0.89%	52.34%
10.72%		11	0.25%	1.68%	0.80%	67.49%
(0.95%)		10	0.25%	1.13%	0.80%	60.45%
(5.19%)		1	0.25%	1.54%	1.19%	27.48%

3.66%		1,872	0.25%	3.06%	0.87%	26.06%
8.28%		1,506	0.25%	1.86%	0.89%	52.34%
10.72%		1,223	0.25%	1.62%	0.80%	67.49%
8.18%		596	0.25%	1.65%	0.80%	60.45%
1.40%		8	0.25%	1.83%	0.72%	20.14%
16.18%		2	0.25%	1.46%	0.70%	56.29%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlights information prior to year ended October 31, 2009.

2015 Semi-Annual Report

29

Notes to Financial Statements

April 30, 2015 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2015, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2015, the Trust operated twenty-three (23) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Trust’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by a pricing committee (“Pricing Committee”), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Trust’s Board of Trustees (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Semi-Annual Report 2015

30

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

The three-level hierarchy of inputs is summarized below:

Level 1- quoted prices in active markets for identical investments;

Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2015 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Diversified Alternatives Fund
Investments in Securities
Mutual Funds	125,777,498	–	–	125,777,498
Exchange Traded Funds	31,067,156	–	–	31,067,156
Repurchase Agreement	–	5,339,000	–	5,339,000

	156,844,654	5,339,000	–	162,183,654

Aberdeen Diversified Income Fund
Investments in Securities
Mutual Funds	15,921,425	–	–	15,921,425
Exchange Traded Funds	9,382,906	–	–	9,382,906
Repurchase Agreement	–	589,000	–	589,000

	25,304,331	589,000	–	25,893,331

Aberdeen Dynamic Allocation Fund
Investments in Securities
Mutual Funds	13,889,191	–	–	13,889,191
Exchange Traded Funds	10,390,994	–	–	10,390,994
Repurchase Agreement	–	637,000	–	637,000

	24,280,185	637,000	–	24,917,185

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the six months ended April 30, 2015, there were no transfers between Levels. For the six months ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

2015 Semi-Annual Report

31

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

e.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

f.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets, paid monthly.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds from exceeding the amounts listed. This contractual limitation may not be terminated before February 29, 2016 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

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32

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

For fees waived after March 1, 2011, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2015, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Six Months Ended April 30, 2015 (expires 4/30/18)	Total*
Diversified Alternatives Fund	$77,755	$153,416	$218,423	$133,823	$583,417
Diversified Income Fund	71,273	153,325	151,342	72,941	448,881
Dynamic Allocation Fund	66,106	153,911	162,128	76,063	458,208

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2015, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

c.	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one

2015 Semi-Annual Report

33

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

year of purchase). For the six months ended April 30, 2015, AFD retained commissions of $31,940 from front-end sales charges of Class A shares and $1,372 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2015 was as follows:

Fund	Amount
Diversified Alternatives Fund	$4,442
Diversified Income Fund	1,257
Dynamic Allocation Fund	1,659

4. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2015, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$93,504,299	$36,219,452
Diversified Income Fund	7,390,596	7,659,654
Dynamic Allocation Fund	6,243,881	6,652,012

A summary of the Funds’ investments in securities of affiliated issuers for the six months ended April 30, 2015 is set forth below:

Diversified Alternatives Fund

Fund	10/31/2014 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	04/30/2015 Share Balance	04/30/2015 Market Value
Aberdeen Global High Income Fund	212,963	$8,668	2,169,758	$(76,170)	$8,668	$–	$–
Aberdeen Equity Long-Short Fund	433,337	7,157,377	–	–	1,135,640	1,091,842	11,442,507
Aberdeen Asia Bond Fund	411,229	3,175,092	964,097	(11,309)	51,763	632,095	6,396,797
Total		10,341,137	3,133,855	(87,479)	1,196,071		17,839,304

(1)	Distributions received includes both Income and Gains Distributions, if any.

Diversified Income Fund

Fund	10/31/2014 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	04/30/2015 Share Balance	04/30/2015 Market Value
Aberdeen Core Fixed Income Fund	145,262	$62,582	1,627,595	$(8,509)	$64,879	$–	$–
Aberdeen Emerging Markets Debt Local Currency Fund	116,058	–	1,062,689	(63,432)	–	–	–
Aberdeen High Yield Fund	193,781	28,278	2,003,673	(266,513)	28,278	–	–
Aberdeen Emerging Markets Fund	48,119	71,109	194,616	(16,228)	16,916	40,043	575,020
Aberdeen International Equity Fund	81,294	126,147	221,410	5,930	5,457	73,846	1,118,765
Aberdeen Asia Bond Fund	139,646	81,828	198,717	(3,695)	18,870	128,494	1,300,362
Aberdeen Global High Income Fund	–	2,804,668	958,585	–	29,449	198,414	1,837,316
Aberdeen Total Return Bond Fund	–	1,612,007	–	–	10,864	119,540	1,593,460
Total		4,786,619	6,267,285	(352,447)	174,713		6,424,923

(1)	Distributions received includes both Income and Gains Distributions, if any.

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34

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Dynamic Allocation Fund

Fund	10/31/2014 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	04/30/2015 Share Balance	04/30/2015 Market Value
Aberdeen Asia-Pacific Smaller Companies Fund	72,925	$–	807,350	$(84,661)	$–	$–	$–
Aberdeen Core Fixed Income Fund	117,838	50,767	1,353,923	(40,503)	52,479	–	–
Aberdeen Emerging Markets Fund	50,407	23,711	–	–	23,711	52,173	749,210
Aberdeen International Equity Fund	144,849	8,247	929,875	(28,263)	8,247	83,795	1,269,492
Aberdeen Small Cap Fund	60,900	417,062	231,406	63,770	–	66,490	1,762,638
Aberdeen Asia Bond Fund	121,408	15,220	246,507	(487)	15,220	98,613	997,964
Aberdeen Global High Income Fund	98,953	58,358	–	–	58,358	105,241	974,533
Aberdeen Total Return Bond Fund	–	1,243,291	–	–	8,592	92,196	1,228,978
Total		1,816,656	3,569,061	(90,144)	166,607		6,982,815

(1)	Distributions received includes both Income and Gains Distributions, if any.

5. Financial Highlights

The Financial Highlights of the Institutional Service Class, which was audited by other auditors whose report was unqualified, for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocation Fund prior to fiscal year end October 31, 2009 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39%	)	$3	0.24%	0.70%	0.68%	46.75%
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	–	(0.61)	$15.43	21.90%		$2	0.24%	1.01%	0.46%	24.54%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)	–	(0.62)	$13.24	20.63%		$1	0.34%	0.50%	0.70%	13.76%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	–	–	(0.30)	$11.56	14.92%		$1	0.33%	2.98%	1.94%	28.77%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

2015 Semi-Annual Report

35

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Diversified Income Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08%	)	$1	0.26%	2.56%	0.56%	53.11%
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	–	(0.58)	$13.02	15.35%		$1	0.25%	2.22%	0.60%	70.87%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	–	(0.65)	$11.84	13.64%		$1	0.33%	1.99%	0.85%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	–	(0.32)	$11.04	10.39%		$1	0.34%	2.83%	3.93%	61.59%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Dynamic Allocation Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66%	)	$1	0.25%	1.71%	0.71%	44.74%
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	–	(0.62)	$13.86	19.08%		$2	0.24%	1.52%	0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	–	(0.73)	$12.23	16.06%		$1	0.36%	1.19%	0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	–	–	(0.29)	$11.23	13.00%		$1	0.34%	2.69%	4.45%	47.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

6. Portfolio Investment Risks

Principal	Risks of the Funds

a.	Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

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36

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

b.	Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.	Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.	Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

e.	Exchange-Traded Notes Risk

Certain Funds may invest in exchange-traded notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

f.	Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

g.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

h.	Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

2015 Semi-Annual Report

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Principal	Risks of Underlying Funds

i.	Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

j.	Commodity Risk

Certain Funds invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

k.	Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

l.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

m.	Currency Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency.

n.	Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

o.	Emerging Markets Risk

A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

p.	Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

q.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations.

r.	High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

s.	Illiquid Securities

Certain Funds invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities.

t.	Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settle.

u.	Interest Rate Risk

Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

v.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which an Underlying Fund invests.

w.	Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

x.	REIT and Real Estate Risk

Certain Funds invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

y.	Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

z.	Short Sale Risk

Certain Funds invest in Underlying Funds that sell securities short. The risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

aa.	Small-Cap Securities Risk

A Fund may invest in Underlying Funds that hold small-cap securities. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Semi-Annual Report

39

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Aberdeen Diversified Alternatives Fund	$160,943,455	$3,772,207	$(2,532,008)	$1,240,199
Aberdeen Diversified Income Fund	25,008,460	1,172,572	(287,701)	884,871
Aberdeen Dynamic Allocation Fund	22,974,740	2,110,206	(167,761)	1,942,445

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$287,777	$–	$287,777	$–	$–	$287,777
Diversified Income Fund	862,173	–	862,173	–	–	862,173
Dynamic Allocation Fund	311,756	–	311,756	–	–	311,756

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses*	Unrealized Appreciation/ Depreciation**	Total Accumulated Earnings (Deficit)
Diversified Alternatives Fund	$–	$75,832	$–	$75,832	$–	$–	$–	$(18,712,246)	$2,726,305	$(15,910,109)
Diversified Income Fund	–	89,622	1,184,622	1,274,244	–	–	–	–	712,188	1,986,432
Dynamic Allocation Fund	–	35,140	–	35,140	–	–	–	(2,000,189)	2,216,073	251,024

*	As of October 31, 2014, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.
**	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extant provided by the regulations to offset future realized gains of each respective Fund through the years indicated.

Fund	Amount	Expires
Diversified Alternatives Fund	$10,674,825	2017 (Short-Term)
Diversified Alternatives Fund	6,953,184	2018 (Short-Term)
Diversified Alternatives Fund	1,084,237	2019 (Short-Term)
Dynamic Allocation Fund	468,980	2016 (Short-Term)
Dynamic Allocation Fund	234,490	2017 (Short-Term)
Dynamic Allocation Fund	1,296,719	2018 (Short-Term)

Semi-Annual Report 2015

40

Notes to Financial Statements (concluded)

April 30, 2015 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2015, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	57.0%	4
Diversified Income Fund	55.6	3
Dynamic Allocation Fund	40.9	2

10. Line of Credit

Effective August 15, 2014, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a 364 day credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes for the amount of $400,000,000.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate (“LIBOR”) as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. As of April 30, 2015, the Funds had the no borrowings outstanding under the Credit Facility.

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (the “FASB”) issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2015.

2015 Semi-Annual Report

41

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2014 and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2014	Actual Ending Account Value, April 30, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Aberdeen Diversified Alternatives Fund	Class A	$1,000.00	$1,019.00	$1,022.17	$2.65	$2.66	0.53%
	Class C	$1,000.00	$1,015.30	$1,018.60	$6.25	$6.26	1.25%
	Class R	$1,000.00	$1,017.10	$1,020.93	$3.90	$3.91	0.78%
	Institutional Service Class	$1,000.00	$1,020.50	$1,023.56	$1.25	$1.25	0.25%
	Institutional Class	$1,000.00	$1,020.50	$1,023.56	$1.25	$1.25	0.25%
Aberdeen Diversified Income Fund	Class A	$1,000.00	$1,013.50	$1,022.22	$2.60	$2.61	0.52%
	Class C	$1,000.00	$1,008.60	$1,018.60	$6.23	$6.26	1.25%
	Class R	$1,000.00	$1,010.80	$1,019.98	$4.84	$4.86	0.97%
	Institutional Service Class	$1,000.00	$1,014.30	$1,023.56	$1.25	$1.25	0.25%
	Institutional Class	$1,000.00	$1,014.30	$1,023.56	$1.25	$1.25	0.25%
Aberdeen Dynamic Allocation Fund	Class A	$1,000.00	$1,034.80	$1,022.22	$2.62	$2.61	0.52%
	Class C	$1,000.00	$1,031.10	$1,018.60	$6.30	$6.26	1.25%
	Class R	$1,000.00	$1,033.00	$1,021.08	$3.78	$3.76	0.75%
	Institutional Service Class	$1,000.00	$1,036.50	$1,023.56	$1.26	$1.25	0.25%
	Institutional Class	$1,000.00	$1,036.60	$1,023.56	$1.26	$1.25	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

Semi-Annual Report 2015

42

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account balances

•      Transaction history and assets

•      Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•      Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

•      Open an account or give us your contact information

•     Provide account information or make wire transfers

•      Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•      Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      Affiliates from using your information to market to you

•      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds don’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates.

Corporate Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-SAR

Aberdeen Funds

Fixed Income Series

Semi-Annual Report

April 30, 2015

Aberdeen Asia Bond Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen High Yield Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia Bond Fund	Page 3
Aberdeen Emerging Markets Debt Fund	Page 14
Aberdeen Emerging Markets Debt Local Currency Fund	Page 22
Aberdeen Global Fixed Income Fund	Page 30
Aberdeen High Yield Fund	Page 41
Aberdeen Tax-Free Income Fund	Page 49
Aberdeen Ultra-Short Duration Bond Fund	Page 56

Financial Statements	Page 62

Notes to Financial Statements	Page 92

Shareholder Expense Examples	Page 113

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2015

Dear Valued Shareholder,

Welcome to the Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2015.

Market overview

There were numerous global market gyrations during the period in response to economic data releases, declining energy prices and ongoing U.S. dollar strength. However, no single global entity generated more interest than the U.S. Federal Reserve (Fed). Investors worldwide seemed to hang on every word from Fed Chair Janet Yellen and the Federal Open Market Committee (FOMC) in an effort to gauge the direction of U.S. interest rates. By the end of the period, the consensus was that the Fed would delay increasing the federal funds rate until later in the year, given the less-than-robust economic data reports.

In Aberdeen’s view, U.S. equities remain underpinned by justifiable valuations and reasonable corporate performance. Low interest rates continue to provide support to the broader asset class given what should prove a measured – if not protracted – rise in interest rates over the next several years. We think that the outlook for the Eurozone has brightened, underpinned by still-low commodity prices and a weak euro. Although valuations have started to appear full, loose monetary policies and historically low bond yields are likely to continue supporting stock markets. Finally, the normalization of Fed policy is based on the assumption of a sustainable U.S. recovery, which we think should bode well for export-led economies in Asia. The Asia region still boasts some of the world’s fastest-growing economies, despite slower expansion. At the corporate level, there are few signs of an earnings recovery, but companies are making progress in cutting costs to operate more efficiently.

Anne Richards, Aberdeen’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Kind Regards,

Bev Hendry

President

Aberdeen Funds

2015 Semi-Annual Report

1

Market Review

There were divergent performances among geographical regions and asset classes within global financial markets for the six-month reporting period ended April 30, 2015. Regarding stocks, the MSCI World Index, the global large-cap equity market benchmark, gained 5.4% for the period. In a reversal of an earlier trend in the developed markets, U.S. equities underperformed relative to shares of European and Asian large-cap companies. The U.S broad-market S&P 500 Index returned 4.4% for the period versus the 5.8% gain of the MSCI All-Country (AC) World ex U.S. Index. The emerging markets lagged their developed peers during the reporting period due largely to the sharp downturn in the Latin American stock market. Nonetheless, the MSCI Emerging Markets Index rose 4.0% mainly on the strong performance of Chinese equities. The global markets encountered several bouts of volatility amid the rise in oil and commodity prices for much of the period; varying economic news; concerns about ongoing geopolitical tensions in the Middle East; worries over slowing growth in Europe and Asia; and the beginning of aggressive quantitative easing (QE) programs from the European Central Bank (ECB) and the Bank of Japan. Additionally, there was much speculation throughout the period regarding U.S. Federal Reserve (Fed) monetary policy and the timing of any interest rate increases.

U.S. stocks benefited from generally positive economic data and corporate earnings reports over the period. These positive factors offset pressure on companies with significant international exposure, which were negatively affected by the ongoing strength in the U.S. dollar – making U.S. exports relatively less attractive to overseas consumers. This factor had a negative impact on the nation’s gross domestic product (GDP), which declined 0.7% in the first quarter of 2015, attributable mainly to an upturn in imports. GDP grew by a more robust, albeit still below historical trend, rate of 2.2% quarter-over-quarter for the last three months of 2014. At its meeting towards the end of the reporting period in April 2015, the Fed acknowledged the slowdown in economic growth and maintained the federal funds rate near 0%.

UK stocks posted gains over the six-month period but underperformed their European counterparts. UK economic growth did not meet expectations while inflation was virtually flat over the period. The European market benefited from generally positive economic data and an improving outlook for Eurozone manufacturing. Furthermore, the ECB began its larger-than-expected QE program. However, investor confidence was dampened by worries about a possible Greek exit from the Eurozone. Shortly after the close of the reporting period in early May, UK Prime Minister David Cameron’s Conservative Party won a majority in the House of Commons, significantly outpolling the opposition Labor Party. The victory ensures that Cameron will be able to form a new government without the need for a coalition or a formal agreement with other parties.

There were particular deviations in performance in the global emerging equity markets during the reporting period, as strength in China offset a notable decline in Latin America. Expectations of looser monetary policy, as well as the decision to allow Chinese funds to invest in Hong Kong-listed shares without a special license, were the primary drivers of the market in China. Following an earlier downturn, Russian stocks rallied in the second half of the reporting period, buoyed by steadier oil prices and the ceasefire with Ukraine, which alleviated fears of further Western sanctions. Conversely, the slump in Latin American stocks over the period was attributable largely to lower oil prices, which weighed on net energy exporters such as Colombia and Mexico. Brazilian equities and the real, the national currency unit, lost ground due to dissatisfaction over the state of the economy and the unfolding corruption scandal of Petrobras, the state-owned oil company. This culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment during the reporting period.

The global fixed income markets encountered mixed performance over the period, but ended with an overall negative return, as measured by the benchmark Barclays Global Aggregate Bond Index. The performance of the asset class was hampered mainly by European bonds, which declined amid concerns regarding Greece’s future in the Eurozone. U.S. investment-grade securities recorded modest gains and outperformed their international counterparts, as yields declined in all but the shortest segments of the U.S. Treasury yield curve. The overall returns of investment-grade corporate bonds exceeded those of high yield issues, with the Bank of America Merrill Lynch (BofA ML) Global Broad Market Corporate Index advancing 2.4% versus the 2.0% return of the BofA ML Global High Yield Constrained Index for the period. In the emerging markets, the direction of oil prices negatively drove investor sentiment in certain credits. However, the J.P. Morgan EMBI Global Diversified Index rose 1.4% as those countries less affected by the volatility of commodity prices benefited from yield-hungry investors looking to diversify away from developed markets.

Outlook

Hopes of continued loose monetary policy have provided some relief to global stock markets. However, we think that the effect is likely to be temporary, especially in economies where structural weaknesses persist. We believe that stock prices are starting to appear frothy, especially against the backdrop of a global economic slowdown. Consequently, we think that share prices may be due for a correction when the Fed eventually decides to hike interest rates. Within the global fixed income universe, we foresee broad-based yield-curve flattening across core markets, while the levels of nominal yields remain depressed due to weak inflation and large-scale asset purchase programs in Europe and Japan. Even as the Fed moves towards hiking interest rates in the U.S., we think that it is unlikely that the U.S. – European yield spread will widen materially as higher U.S. Treasury yields most likely will attract demand.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Semi-Annual Report 2015

2

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Class A shares at net asset value net of fees) returned 0.51% for the six-month period ended April 30, 2015, versus the 0.65% return of its benchmark, the HSBC Asian Local Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 43 funds) was -2.09% for the period.

Asian fixed income markets traded within a narrow range over the reporting period, as their equity counterparts found favor with investors due to global central banks’ continued monetary policy easing. Credit markets posted modest gains, outperforming local currency bonds. U.S. dollar strength resulted in weakness across most Asian currencies, with the exception of the Philippine peso.

The global backdrop remained uncertain. Disinflation risks increased, as oil prices fell sharply after the Organization of the Petroleum Exporting Countries (OPEC) moved aggressively to safeguard market share and shake out less efficient rivals. The specter of deflation clouded Europe’s prospects, leading the European Central Bank to embrace quantitative easing (QE). This, in turn, hurt an already weak euro. Swiss policymakers caught investors off-guard, as the Swiss National Bank unpegged the franc and pushed interest rates deeper into negative territory. Uncertainty persisted over the impasse in Greece’s debt talks. In the U.S., improving labor and inflation data initially raised expectations of imminent policy normalization, but the Federal Reserve turned more cautious after disappointing first-quarter 2015 gross domestic product growth data and the dollar’s persistent strength.

In Asia, economic growth support was the main theme, with central banks taking turns to cut interest rates. China accelerated its easing by relaxing property curbs and lowering the reserve requirement ratio by 1%, the biggest cut since 2009, as the economy appeared to lose momentum.

Across Asian local currency bond markets, Thailand was the strongest performer, buoyed by benchmark interest rate cuts and benign inflation. Bond markets in India and Indonesia also strengthened, led by mid- to longer-term maturities, although their respective currencies – the rupee and the rupiah – lost ground. Reformist leaders signaled their intent with confidence-boosting measures. Crude oil price weakness was also seen as positive for these two oil-importing countries, enabling subsidy cuts and diverting resources towards much-needed infrastructure. Policy easing lifted markets in China and Korea.

The Singapore and Hong Kong markets, which historically have been more closely correlated to U.S. Treasuries, diverged in both currency and bond market performance. In Singapore, short-term bonds significantly underperformed the overall market amid tightening liquidity, whereas Hong Kong yields tracked those of comparable-duration1 U.S. Treasuries. The Singapore dollar weakened, but its Hong Kong counterpart was resilient. In the Philippines, short-dated bonds sold off, but the peso gained from positive fundamentals, such as favorable growth prospects and lower vulnerability to emerging-market risks.

The Malaysian ringgit was the worst regional market performer, given concerns over the impact of weak crude oil prices on government revenues and speculation regarding the ability of state investment company, 1Malaysia Development Company, to repay its debt. Increased risk aversion, however, supported the Malaysian bond market.

Asian credit markets posted gains during the reporting period, as the investment-grade segment outpaced its high yield counterpart; this was despite initial fears that Shenzhen-based developer Kaisa’s default woes could infect the broader Chinese property sector. After a subdued start, new issuance gathered pace towards the end of the period.

Fund performance for the reporting period was enhanced by interest rate strategies, driven by the positive contributions from the overweight exposures relative to the benchmark HSBC Asian Local Bond Index to the higher-yielding Indian and Indonesian markets. In U.S. dollar-denominated credit, the underweight to higher-rated quasi – sovereign issues and overweight to investment-grade real estate bolstered the Fund’s relative return. The use of the Japanese yen and euro in a bid to diversify the funding of the Asian currency exposures also contributed positively to performance.

Within the regional currency allocations, the Fund’s overweight to the Indian rupee and Indonesian rupiah detracted from performance.

Regarding derivatives, the Fund’s use of currency forwards2 had a small overall positive impact on performance for the reporting period. The use of forwards to gain exposure to Asian currencies was a detractor. Partially offsetting this was the positive contribution from the use of forwards to diversify the funding of Asian currencies using short yen and euro positions. The Fund’s use of U.S. Treasury futures to hedge the U.S. interest rate risk in the portfolios was a small detractor to performance. Overall, the use of derivatives detracted approximately 0.40% from Fund performance, for the six months ended April 30, 2015.

During the period, we increased the Fund’s duration, particularly in those Asian markets where policymakers have the flexibility to ease monetary policy. Easing inflation and growth have provided certain markets, especially those in Thailand, Korea, China and India, the opportunity to ease monetary policy. In line with these adjustments, we also reduced the Fund’s inflation-linked bond exposure in favor of nominal bonds in Korea and Thailand. Additionally, we trimmed the Fund’s position in Malaysia on concerns about the implications of the commodity-related deterioration in the country’s balance of payments. Following a renewed search for yield and tightening of credit spreads, we reduced the Fund’s exposure to U.S. dollar-denominated Asian credit in favor of local currency-denominated interest rate risk.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

2015 Semi-Annual Report

3

Aberdeen Asia Bond Fund (Unaudited) (concluded)

Although we maintain the Fund’s small short duration position, especially via the underweight allocations to Singapore and Hong Kong, the markets closely correlated to U.S. Treasuries, we have positioned the Fund with longer-than-benchmark duration exposure in India, Korea and Thailand.

We expect the potential headwinds for Asian currencies to remain in coming months. Given ongoing central bank balance sheet expansion in Europe and Japan, we have maintained short euro and yen exposures in an effort to diversify the funding of the Asian currency exposure. Although the Fund is underweight to certain Asian currencies, such as the Malaysian ringgit, Korean won and Singapore dollar, it is overweight the Indian rupee and Chinese yuan, which retain longer-term structural appeal, in our opinion.

Across credit markets, we favor investment-grade issuers because of the impact of China’s slowing growth and lower commodity prices on the high yield segment. We are cautious about India’s corporate sector, where expectations about deleveraging and profitability may be too optimistic, in our view. We think that credit fundamentals are likely to improve in Korea, whereas uncertainty over commodity prices continues to weigh on Indonesia.

Portfolio Management:

Aberdeen Asian Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Semi-Annual Report 2015

4

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	0.51%		2.42%		2.68%	4.07%
	w/SC4	(3.74%	)	(1.89%	)	1.80%	3.51%
Class C3	w/o SC	0.12%		1.74%		2.21%	3.77%
	w/SC5	(0.87%	)	0.74%		2.21%	3.77%
Class R3,6	w/o SC	0.38%		2.19%		2.49%	3.95%
Institutional Service Class[6]	w/o SC	0.47%		2.48%		2.64%	4.05%
Institutional Class[6]	w/o SC	0.59%		2.70%		2.84%	4.18%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	The Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class. The performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.

2015 Semi-Annual Report

5

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $10,000 Investment (as April 30, 2015)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The HSBC ALBI is a market capitalization-weighted index that tracks the total return performance of liquid bonds, denominated in local currencies of China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Government Bonds	47.6%
Corporate Bonds	33.6%
Government Agencies	10.8%
Repurchase Agreement	5.4%
Other assets in excess of liabilities	2.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	14.7%
Diversified Financial Services	3.8%
Oil, Gas & Consumable Fuels	2.8%
Real Estate	2.3%
Electric Utilities	2.1%
Real Estate Management & Development	1.9%
Diversified Holding Companies	1.3%
Gas Utilities	1.2%
Diversified Telecommunication Services	1.0%
Oil & Gas Services	0.5%
Other	68.4%
100.0%

Top Holdings*
Indonesia Treasury Bond, Series FR68 03/15/2034	5.9%
Axis Bank Ltd., Series 21 12/31/2022	3.1%
Thailand Government Bond 12/12/2025	2.9%
Philippine Government International Bond, Series 1059 08/20/2024	2.7%
Thailand Government Bond 12/17/2021	2.5%
Korea Treasury Bond, Series 2303 03/10/2023	2.2%
Korea Treasury Bond, Series 2409 09/10/2024	2.1%
Korea Treasury Bond, Series 2403 03/10/2024	2.0%
Korea Treasury Bond, Series 3312 12/10/2033	1.9%
Bank OCBC Nisp Tbk PT, Series OB 02/10/2017	1.6%
Other	73.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
China	15.8%
India	15.7%
Indonesia	14.9%
Republic of South Korea	14.5%
Thailand	9.6%
Singapore	5.4%
United States	5.4%
Hong Kong	5.2%
Philippines	5.3%
Sri Lanka	4.0%
Other	4.2%
100.0%

Semi-Annual Report 2015

6

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (33.6%)
CHINA (5.6%)
Commercial Banks (0.4%)
Industrial & Commercial Bank of China Ltd. (USD), 3.23%, 11/13/2019	$1,093,000	$1,120,533
Electric Utilities (0.5%)
Zhejiang Energy Group Hong Kong Ltd. (USD), 2.30%, 09/30/2017 (a)	1,240,000	1,236,766
Food Products (0.3%)
Tingyi Cayman Islands Holding Corp. (USD), 3.88%, 06/20/2017 (a)	787,000	812,640
Gas Utilities (0.8%)
ENN Energy Holdings Ltd. (USD), 6.00%, 05/13/2021 (a)	1,846,000	2,068,803
Oil & Gas Services (0.5%)
COSL Finance BVI Ltd. (USD), 3.25%, 09/06/2022 (a)	1,289,000	1,254,602
Oil, Gas & Consumable Fuels (0.7%)
CNOOC Finance 2003 Ltd. (USD), 5.50%, 05/21/2033 (a)	508,000	575,506
CNOOC Finance 2012 Ltd. (USD), 5.00%, 05/02/2042 (a)	1,113,000	1,204,817
		1,780,323
Real Estate (1.6%)
CIFI Holdings Group Co. Ltd. (USD), 12.25%, 04/15/2018 (a)	400,000	440,000
Franshion Brilliant Ltd. (USD), 5.75%, 03/19/2019 (a)	1,188,000	1,268,190
Future Land Development Holdings Ltd. (USD), 10.25%, 07/21/2019 (a)	549,000	552,184
Greenland Global Investment Ltd. (USD), 5.88%, 07/03/2024 (a)	818,000	852,438
Wanda Properties Overseas Ltd. (USD), 4.88%, 11/21/2018 (a)	1,000,000	1,026,340
		4,139,152
Real Estate Management & Development (0.3%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	760,000	830,729
Semiconductors (0.5%)
Semiconductor Manufacturing International Corp. (USD), 4.13%, 10/07/2019 (a)	1,133,000	1,142,486
		14,386,034
HONG KONG (4.9%)
Commercial Banks (0.8%)
Standard Chartered PLC (USD), 3.95%, 01/11/2023 (a)	2,105,000	2,093,429
Commercial Services & Supplies (0.2%)
HPHT Finance 15 Ltd. (USD), 2.88%, 03/17/2020 (a)	518,000	524,756
Diversified Holding Companies (1.3%)
Hutchison Whampoa International Ltd.
(USD), 1.63%, 10/31/2017 (a)	720,000	717,332
(USD), 7.63%, 04/09/2019 (a)	100,000	119,899
(USD), 4.63%, 01/13/2022 (a)	500,000	549,891
(USD), 7.45%, 11/24/2033 (a)	1,428,000	2,031,126
		3,418,248
Oil, Gas & Consumable Fuels (0.5%)
CNPC HK Overseas Capital Ltd. (USD), 5.95%, 04/28/2041 (a)	1,000,000	1,240,219
Real Estate (0.1%)
Hong Kong Land Finance Cayman Islands Co. Ltd. (USD), 4.50%, 06/01/2022	200,000	216,635
Real Estate Investment Trust (REIT) Funds (0.3%)
Champion MTN Ltd. (USD), 3.75%, 01/17/2023 (a)	878,000	841,253
Real Estate Management & Development (1.6%)
HLP Finance Ltd. (USD), 4.75%, 06/25/2022 (a)	1,811,000	1,897,126
Swire Properties MTN Financing Ltd.
(USD), 2.75%, 03/07/2020 (a)	200,000	202,054
(USD), 4.38%, 06/18/2022 (a)	1,800,000	1,945,694
		4,044,874
Retail (0.1%)
LS Finance 2022 Ltd. (USD), 4.25%, 10/16/2022 (a)	204,000	208,576
		12,587,990
INDIA (11.4%)
Commercial Banks (6.8%)
Axis Bank Ltd (USD), 5.13%, 09/05/2017 (a)	400,000	426,011
Axis Bank Ltd., Series 21 (INR), 9.15%, 12/31/2022	490,000,000	7,909,571
Bank of Baroda
(USD), 5.00%, 08/24/2016 (a)	550,000	571,683
(USD), 4.88%, 07/23/2019 (a)	200,000	215,275
HDFC Bank Ltd. (USD), 3.00%, 03/06/2018 (a)	900,000	914,265
ICICI Bank Ltd.
(USD), 4.80%, 05/22/2019 (a)	735,000	788,460
(USD), 3.50%, 03/18/2020 (a)	355,000	364,556
(INR), 9.15%, 12/31/2022	250,000,000	4,055,172
(INR), 9.15%, 08/06/2024	100,000,000	1,659,450
State Bank of India (USD), 3.62%, 04/17/2019 (a)	400,000	414,141
		17,318,584

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

7

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
Diversified Financial Services (3.5%)
Indian Railway Finance Corp. Ltd.
(USD), 3.92%, 02/26/2019 (a)	$794,000	$825,737
Series 69 (INR), 8.95%, 03/10/2025	150,000,000	2,382,944
Power Finance Corp. Ltd.
Series 121B (INR), 8.96%, 10/21/2019	200,000,000	3,193,019
Series 118B (INR), 9.39%, 08/27/2024	160,000,000	2,653,932
		9,055,632
Diversified Telecommunication Services (0.6%)
Bharti Airtel International Netherlands BV (USD), 5.13%, 03/11/2023 (a)	777,000	841,880
GCX Ltd. (USD), 7.00%, 08/01/2019 (a)	650,000	657,381
		1,499,261
Oil, Gas & Consumable Fuels (0.5%)
ONGC Videsh Ltd. (USD), 3.25%, 07/15/2019 (a)	1,227,000	1,243,653
		29,117,130
INDONESIA (2.6%)
Commercial Banks (1.6%)
Bank OCBC Nisp Tbk PT, Series OB (IDR), 9.40%, 02/10/2017	54,000,000,000	4,161,910
Electric Utilities (0.6%)
Majapahit Holding BV (USD), 7.88%, 06/29/2037 (a)	1,200,000	1,531,500
Oil, Gas & Consumable Fuels (0.3%)
Pertamina Persero PT (USD), 5.63%, 05/20/2043 (a)	833,000	804,928
Real Estate (0.1%)
Jababeka International BV (USD), 7.50%, 09/24/2019 (a)	200,000	202,257
		6,700,595
MALAYSIA (1.4%)
Commercial Banks (0.9%)
AMBB Capital (L) Ltd. (USD), 6.77%, 01/27/2016 (b)	1,000,000	993,529
Public Bank Bhd (USD), 6.84%, 08/22/2036 (b)(c)	400,000	406,010
SBB Capital Corp. (USD), 6.62%, 11/02/2015 (a)(b)	1,000,000	1,004,995
		2,404,534
Oil, Gas & Consumable Fuels (0.5%)
Petronas Capital Ltd. (USD), 7.88%, 05/22/2022 (a)	922,000	1,206,551
		3,611,085
PHILIPPINES (0.4%)
Diversified Telecommunication Services (0.4%)
Philippine Long Distance Telephone Co. (USD), 8.35%, 03/06/2017	800,000	890,588
REPUBLIC OF SOUTH KOREA (3.2%)
Commercial Banks (1.2%)
Busan Bank (USD), 4.13%, 02/09/2017 (a)	$1,300,000	$1,351,287
Korea Exchange Bank (USD), 2.50%, 06/12/2019 (a)	338,000	340,648
Shinhan Bank (USD), 1.88%, 07/30/2018 (a)	600,000	597,644
Woori Bank (USD), 4.75%, 04/30/2024 (a)	676,000	717,840
		3,007,419
Diversified Financial Services (0.3%)
Hyundai Capital Services, Inc. (USD), 2.63%, 09/29/2020 (a)	695,000	701,367
Electric Utilities (1.0%)
Korea Hydro & Nuclear Power Co. Ltd. (USD), 3.00%, 09/19/2022 (a)	1,396,000	1,424,995
Korea South-East Power Co. Ltd.
(USD), 6.00%, 05/25/2016 (a)	700,000	732,940
(USD), EMTN, 3.63%, 01/29/2017 (a)	450,000	463,636
		2,621,571
Gas Utilities (0.4%)
Korea Gas Corp.
(USD), 2.25%, 07/25/2017 (a)	200,000	202,002
(USD), 2.88%, 07/29/2018 (a)	200,000	206,263
(USD), 3.50%, 07/02/2026 (a)	617,000	643,322
		1,051,587
Machinery-Diversified (0.3%)
Doosan Heavy Industries & Construction Co. Ltd. (USD), 2.13%, 04/27/2020 (a)	715,000	706,564
		8,088,508
SINGAPORE (1.7%)
Commercial Banks (1.2%)
Oversea-Chinese Banking Corp. Ltd.
(USD), 3.75%, 11/15/2022 (a)(c)	50,000	51,840
(USD), 3.15%, 03/11/2023 (a)(c)	1,300,000	1,322,872
United Overseas Bank Ltd.
(USD), 2.88%, 10/17/2022 (a)(c)	1,300,000	1,323,530
(USD), 3.75%, 09/19/2024 (a)	353,000	364,317
		3,062,559
Real Estate (0.5%)
CapitaMalls Asia Treasury Ltd. (SGD), 3.95%, 08/24/2017	1,750,000	1,373,343
		4,435,902
SRI LANKA (0.2%)
Commercial Banks (0.2%)
Bank of Ceylon (USD), 5.33%, 04/16/2018 (a)	400,000	398,000
THAILAND (2.0%)
Chemicals (0.3%)
PTT Global Chemical PCL (USD), 4.25%, 09/19/2022 (a)	829,000	870,323

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

8

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
Commercial Banks (1.4%)
Bangkok Bank PCL
(USD), 5.00%, 10/03/2023 (a)	$400,000	$454,394
(USD), 9.03%, 03/15/2029 (a)	50,000	68,436
Krung Thai Bank PCL (USD), 5.20%, 12/26/2024 (a)	1,773,000	1,846,342
Siam Commercial Bank PCL (USD), 3.50%, 04/07/2019 (a)	1,032,000	1,069,426
		3,438,598
Oil, Gas & Consumable Fuels (0.3%)
PTTEP Canada International Finance Ltd. (USD), 5.69%, 04/05/2021 (a)	700,000	794,065
		5,102,986
UNITED KINGDOM (0.2%)
Commercial Banks (0.2%)
HSBC Holdings PLC (USD), 6.38%, 03/30/2025 (b)(c)	383,000	395,447
Total Corporate Bonds		85,714,265
GOVERNMENT BONDS (47.6%)
CHINA (7.6%)
Agriculture Development Bank of China Co., Ltd. (CNH), 3.08%, 01/16/2016	5,000,000	798,876
China Development Bank
(CNY), 5.80%, 01/03/2016	10,000,000	1,633,827
(CNH), 3.35%, 03/20/2017	26,000,000	4,130,947
China Government Bond
Series 1317 (CNY), 3.77%, 08/15/2016 (d)	1,000,000	162,792
Series 1216 (CNY), 3.25%, 09/06/2019 (d)	1,000,000	161,071
Series 1019 (CNY), 3.41%, 06/24/2020 (d)	20,000,000	3,240,159
Series 1124 (CNY), 3.57%, 11/17/2021 (d)	22,000,000	3,590,226
Series 1318 (CNY), 4.08%, 08/22/2023 (d)	10,000,000	1,689,011
Series 1421 (CNY), 4.13%, 09/18/2024 (d)	20,000,000	3,399,562
Export-Import Bank of China (The) (USD), 3.63%, 07/31/2024 (a)	469,000	487,423
		19,293,894
INDIA (0.6%)
India Government Bond
(INR), 7.28%, 06/03/2019	80,000,000	1,237,371
(INR), 8.12%, 12/10/2020	25,000,000	398,606
		1,635,977
INDONESIA (11.4%)
Indonesia Government Bond, Perusahaan Penerbit SBSN (USD), 4.35%, 09/10/2024 (a)	312,000	320,430
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (IDR), 9.50%, 06/17/2015	41,000,000,000	3,166,133
Indonesia Government International Bond
(USD), 5.88%, 03/13/2020 (a)	1,200,000	1,359,000
(USD), 3.38%, 04/15/2023 (a)	1,006,000	984,623
(USD), 4.13%, 01/15/2025 (a)	2,500,000	2,546,875
(USD), 5.25%, 01/17/2042 (a)	1,000,000	1,037,500
(USD), 4.63%, 04/15/2043 (a)	858,000	832,260
Indonesia Treasury Bond
Series FR54 (IDR), 9.50%, 07/15/2031	9,000,000,000	782,842
Series FR58 (IDR), 8.25%, 06/15/2032	9,800,000,000	769,258
Series FR68 (IDR), 8.38%, 03/15/2034	188,485,000,000	15,013,366
Lembaga Pembiayaan Ekspor Indonesia, Series OB (IDR), 9.50%, 03/13/2020	30,000,000,000	2,276,644
		29,088,931
PHILIPPINES (4.4%)
Philippine Government International Bond
Series 1059 (PHP), 4.13%, 08/20/2024	295,000,000	6,840,900
(USD), 10.63%, 03/16/2025	516,000	839,790
Series 2020 (PHP), 3.63%, 03/21/2033	170,000,000	3,514,197
		11,194,887
REPUBLIC OF SOUTH KOREA (10.8%)
Korea Treasury Bond
Series 1506 (KRW), 3.25%, 06/10/2015	400,000,000	373,687
Series 1809 (KRW), 3.25%, 09/10/2018	3,600,000,000	3,503,603
Series 2206 (KRW), 3.75%, 06/10/2022	900,000,000	923,101
Series 2303 (KRW), 3.00%, 03/10/2023	5,600,000,000	5,484,014
Series 2309 (KRW), 3.38%, 09/10/2023	1,700,000,000	1,712,009
Series 2403 (KRW), 3.50%, 03/10/2024	5,000,000,000	5,075,378
Series 2409 (KRW), 3.00%, 09/10/2024	5,600,000,000	5,477,636
Series 3312 (KRW), 3.75%, 12/10/2033	4,500,000,000	4,889,183
		27,438,611
SINGAPORE (1.4%)
Singapore Government Bond
(SGD), 3.00%, 09/01/2024	2,530,000	2,036,919
(SGD), 3.50%, 03/01/2027	1,900,000	1,600,252
		3,637,171
SRI LANKA (3.8%)
Sri Lanka Government Bonds
Series A (LKR), 8.50%, 11/01/2015	180,000,000	1,364,349
Series B (LKR), 8.50%, 07/15/2018	273,000,000	2,051,063
Series A (LKR), 8.00%, 11/15/2018	24,000,000	178,861
(LKR), 11.20%, 07/01/2022	370,000,000	3,160,818
Series A (LKR), 11.40%, 01/01/2024	340,000,000	2,931,948
		9,687,039

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

9

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
THAILAND (7.6%)
Thailand Government Bond
(THB), 3.65%, 12/17/2021	$195,000,000	$6,411,989
(THB), 3.63%, 06/16/2023	5,000,000	165,123
(THB), 3.85%, 12/12/2025	215,000,000	7,336,415
(THB), 4.26%, 12/12/2037(a)	120,000,000	4,076,724
(THB), 4.68%, 06/29/2044	40,000,000	1,459,208
		19,449,459
Total Government Bonds		121,425,969
GOVERNMENT AGENCIES (10.8%)
CHINA (2.6%)
China Railway Resources Huitung Ltd. (USD), 3.85%, 02/05/2023 (a)	1,101,000	1,123,472
CNOOC Finance 2013 Ltd. (USD), 3.00%, 05/09/2023	689,000	667,183
CRCC Yuxiang Ltd. (USD), 3.50%, 05/16/2023 (a)	652,000	650,373
Export-Import Bank of China (CNH), 3.25%, 01/17/2021	5,000,000	794,427
Sinopec Capital 2013 Ltd. (USD), 3.13%, 04/24/2023 (a)	1,600,000	1,578,581
Sinopec Group Overseas Development 2012 Ltd. (USD), 4.88%, 05/17/2042 (a)	200,000	218,275
Sinopec Group Overseas Development 2013 Ltd. (USD), 4.38%, 10/17/2023 (a)	400,000	429,899
Sinopec Group Overseas Development 2015 Ltd. (USD), 4.10%, 04/28/2045 (a)	1,260,000	1,220,707
		6,682,917
HONG KONG (0.3%)
CNPC General Capital Ltd.
(USD), 2.75%, 05/14/2019 (a)	200,000	200,661
(USD), 3.40%, 04/16/2023 (a)	518,000	520,962
		721,623
INDIA (3.7%)
NTPC Ltd. (USD), 5.63%, 07/14/2021 (a)	1,716,000	1,939,207
Power Grid Corp. of India Ltd., Series 37B (INR), 9.25%, 12/26/2016	216,250,000	3,444,726
Rural Electrification Corp. Ltd., Series 103A (INR), 9.35%, 10/19/2016	258,000,000	4,097,275
		9,481,208
INDONESIA (0.9%)
Pertamina Persero PT
(USD), 4.30%, 05/20/2023 (a)	900,000	893,250
(USD), 6.00%, 05/03/2042 (a)	200,000	200,750
Perusahaan Listrik Negara PT
(USD), 5.25%, 10/24/2042 (a)	731,000	690,795
(USD), 5.25%, 10/24/2042 (a)	400,000	378,000
		2,162,795
PHILIPPINES (0.5%)
Power Sector Assets & Liabilities Management Corp.
(USD), 7.25%, 05/27/2019 (a)(e)	312,000	372,060
(USD), 7.39%, 12/02/2024 (a)(e)	620,000	835,450
		1,207,510
REPUBLIC OF SOUTH KOREA (0.5%)
Export-Import Bank of Korea (USD), 4.00%, 01/11/2017	50,000	52,229
Korea Expressway Corp. (USD), 1.88%, 10/22/2017 (a)	250,000	250,942
Korea Land & Housing Corp. (USD), 1.88%, 08/02/2017 (a)	500,000	501,360
Minera y Metalergica del Boleo SA de CV (USD), 2.88%, 05/07/2019 (a)	561,000	575,906
		1,380,437
SINGAPORE (2.3%)
Housing & Development Board
(SGD), 2.02%, 02/22/2016	3,000,000	2,281,122
(SGD), 1.83%, 11/21/2018 (a)	2,750,000	2,068,122
(SGD), 3.14%, 03/18/2021	2,000,000	1,572,780
		5,922,024
Total Government Agencies		27,558,514
REPURCHASE AGREEMENT (5.4%)
UNITED STATES (5.4%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $13,832,000 collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $14,112,988	13,832,000	13,832,000
Total Repurchase Agreement		13,832,000
Total Investments (Cost $251,601,423) (f)—97.4%		248,530,748
Other assets in excess of liabilities—2.6%		6,719,671
Net Assets—100.0%		$255,250,419

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2015.
(d)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(e)	This security is government guaranteed.
(f)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

10

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Asia Bond Fund

CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EUR	Euro Currency
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lanka Rupee
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

11

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Asia Bond Fund

At April 30, 2015, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	3	06/30/2015	$508
United States Treasury Note 6%-5 year	UBS	19	06/30/2015	104
United States Treasury Note 6%-10 year	UBS	(158)	06/19/2015	(23,552)
United States Treasury Note 6%-30 year	UBS	(7)	06/19/2015	35,438
				$12,498

At April 30, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Renminbi/United States Dollar
07/14/2015	Credit Suisse	CNY	47,540,280	USD	7,600,000	$7,627,109	$27,109
07/14/2015	UBS	CNY	55,300,150	USD	8,900,000	8,872,061	(27,939)
Chinese Yuan Renminbi Offshore/United States Dollar
07/14/2015	Goldman Sachs	CNH	42,364,000	USD	6,800,000	6,782,302	(17,698)
07/14/2015	State Street	CNH	51,070,500	USD	8,100,000	8,176,177	76,177
Japanese Yen/United States Dollar
05/14/2015	UBS	JPY	225,004,080	USD	1,900,000	1,884,554	(15,446)
Malaysian Ringgit/United States Dollar
06/17/2015	Credit Suisse	MYR	15,349,580	USD	4,100,000	4,293,701	193,701
06/17/2015	Deutsche Bank	MYR	4,773,600	USD	1,300,000	1,335,308	35,308
06/17/2015	Goldman Sachs	MYR	5,935,200	USD	1,600,000	1,660,240	60,240
Philippine Peso/United States Dollar
05/04/2015	Standard Chartered Bank	PHP	26,526,000	USD	600,000	595,688	(4,312)
05/04/2015	State Street	PHP	116,480,000	USD	2,618,352	2,615,765	(2,587)
05/04/2015	UBS	PHP	604,701,500	USD	13,597,512	13,579,645	(17,867)
06/29/2015	Deutsche Bank	PHP	226,542,000	USD	5,100,000	5,071,741	(28,259)
06/29/2015	Standard Chartered Bank	PHP	277,140,000	USD	6,200,000	6,204,511	4,511
Singapore Dollar/United States Dollar
06/09/2015	Goldman Sachs	SGD	22,664,335	USD	16,300,000	17,117,924	817,924
06/09/2015	Royal Bank of Canada	SGD	9,209,612	USD	6,700,000	6,955,837	255,837
South Korean Won/United States Dollar
06/02/2015	Credit Suisse	KRW	3,439,040,000	USD	3,200,000	3,207,604	7,604
06/02/2015	Goldman Sachs	KRW	1,211,408,000	USD	1,100,000	1,129,884	29,884
06/02/2015	UBS	KRW	17,254,792,800	USD	15,640,000	16,093,602	453,602
Thai Baht/United States Dollar
06/26/2015	State Street	THB	423,930,000	USD	13,000,000	12,806,085	(193,915)
						$126,009,738	$1,653,874

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

12

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Renminbi
07/14/2015	Credit Suisse	USD	1,000,000	CNY	6,255,300	$1,003,567	$(3,567)
07/14/2015	Deutsche Bank	USD	8,799,999	CNY	55,008,800	8,825,319	(25,320)
United States Dollar/Chinese Yuan Renminbi Offshore
07/14/2015	State Street	USD	15,300,000	CNH	95,883,780	15,350,599	(50,599)
United States Dollar/Euro
07/16/2015	Goldman Sachs	USD	7,200,001	EUR	6,105,860	6,862,213	337,788
07/16/2015	Royal Bank of Canada	USD	9,200,000	EUR	8,162,392	9,173,493	26,507
United States Dollar/Japanese Yen
05/14/2015	Deutsche Bank	USD	12,000,000	JPY	1,409,040,000	11,801,618	198,382
United States Dollar/Malaysian Ringgit
06/17/2015	Goldman Sachs	USD	2,600,000	MYR	9,284,600	2,597,159	2,841
United States Dollar/Philippine Peso
05/04/2015	Standard Chartered Bank	USD	596,277	PHP	26,526,000	595,688	589
05/04/2015	State Street	USD	2,600,000	PHP	116,480,000	2,615,765	(15,765)
05/04/2015	UBS	USD	13,595,563	PHP	604,701,500	13,579,643	15,920
United States Dollar/Singapore Dollar
06/09/2015	State Street	USD	10,900,000	SGD	14,725,029	11,121,523	(221,523)
United States Dollar/South Korean Won
06/02/2015	Credit Suisse	USD	800,000	KRW	870,240,000	811,676	(11,676)
06/02/2015	State Street	USD	2,800,000	KRW	3,116,760,000	2,907,012	(107,012)
06/02/2015	UBS	USD	2,750,001	KRW	3,035,505,000	2,831,226	(81,225)
United States Dollar/Thai Baht
06/26/2015	Goldman Sachs	USD	2,000,001	THB	65,540,000	1,979,834	20,167
06/26/2015	Standard Chartered Bank	USD	3,200,000	THB	105,136,000	3,175,950	24,050
06/26/2015	UBS	USD	1,300,000	THB	42,276,000	1,277,074	22,926
						$96,509,359	$132,483

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

13

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Class A shares at net asset value net of fees) returned -1.13% for the six-month period ended April 30, 2015, versus the 1.37% return of its benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Hard Currency Debt Funds (consisting of 243 funds) was -1.35% for the period.

Emerging markets (EM) debt saw mixed performance over the reporting period. The asset class across the quality spectrum experienced difficult market conditions for the last two months of 2014. Risk aversion amid continuing geopolitical tensions in the Eurozone and resulting Western sanctions against Russia, as well as tumbling commodity prices, caused the asset class to underperform developed-market debt at year-end. The market retraced some of its losses towards the end of December; however, it was not enough to bring performance into positive territory for the 2014 calendar year. The oil-price collapse had a large effect on certain government bonds, particularly those of exporters like Russia, Venezuela and Nigeria. Though heavy importers such as Turkey and South Africa found solace in lower energy prices, this did not outweigh the negative effect on exporters.

The continued effects of the oil price collapse were felt throughout the beginning of 2015 and despite a brief rally in January, performance among countries varied throughout February and March. This divergence likely was attributable to the forked effect of the oil price on exporters versus importers; however, there were several other large pieces of market news with which EM debt had to contend.

The continued strong U.S. dollar was another key theme affecting EM. The decline of the Russian ruble had knock-on effects on other currencies in the region such as the Belarusian ruble and Georgian lari, while the Serbian dinar suffered in tandem with the weak euro.

The Brazilian population re-elected Dilma Rousseff as president in October in the country’s smallest margin of victory in a presidential election since 1989. Rousseff’s possible choices for her economic cabinet formed much of the market’s focus at the end of 2014. Her ultimate decision was the market-friendly option of former Treasury Secretary Joaquim Levy to lead the Ministry of Finance, with Alexandre Tombini remaining at the central bank and Nelson Barbosa serving as the new Planning Minister. Levy is generally expected to have sufficient autonomy to deliver on an ambitious fiscal consolidation plan. Fiscal measures were announced over a period of two months, with Levy setting a primary surplus target of 1.2% of gross domestic product (GDP) for 2015, rising to 2.0% of GDP in 2016. In our view, this is an ambitious target and will require significant spending cuts, which may be hard to achieve given the poor state of the economy.

The Fund underperformed its benchmark, the J.P. Morgan EMBI Global Diversified Index, over the reporting period. Performance was hindered by overweight exposures to Brazil, Venezuela and Mexico, as well as local currency positioning in Peru and Uruguay. In contrast, an underweight position in Ukraine, along with overweights in Argentina local-law securities and in the Russian market, contributed to Fund performance.

During the period, we increased the Fund’s weightings in Georgia, El Salvador, and the Ivory Coast. We reduced the positions in Uruguay, the Baltics, Venezuela and Dubai. We also participated in new eurobonds from Tunisia, the Dominican Republic, SOCAR (Azerbaijan’s state-owned oil company) and Ecuador. In the local currency space, we added to the Indonesia and Russia bond positions. In the hard currency market, we reduced positions in the Indian rupee, Mexican peso and Brazilian real.

Regarding the use of derivatives, the Fund may employ derivatives as part of its investment strategy. During the period, forward contracts were employed as part of the Fund’s hedging strategy to manage currency exposure. Overall, the use of derivatives contributed approximately 0.90% to fund performance, for the six months ended April 30, 2015.

In its biannual World Economic Outlook, the International Monetary Fund cut its growth outlook for EM to 4.3% year-over-year, as the effects of slowing growth in China, the Russian economic contraction and Brazilian recession weigh on aggregate growth in 2015. While we recognize that the end of the commodity-driven “super-cycle” which propelled economic growth and the rise of the middle class across EM has likely come to an end, the dramatic collapse of commodity prices, particularly oil, in the past year provided opportunities for governments to implement much-needed reforms, including slashing fuel subsidies, in order to move budget finances to a more sustainable path. We think that significant currency depreciation may also have positive knock-on effects on countries’ external balances.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial

Semi-Annual Report 2015

14

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2015 Semi-Annual Report

15

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2015)		Six Month†		1 Yr.		Inception[1]
Class A	w/o SC	(1.13%	)	1.80%		0.76%
	w/SC2	(5.31%	)	(2.56%	)	(0.96%	)
Class C	w/o SC	(1.42%	)	1.08%		0.01%
	w/SC3	(2.38%	)	0.10%		0.01%
Class R4	w/o SC	(1.26%	)	1.62%		0.51%
Institutional Service Class[4]	w/o SC	(1.00%	)	2.06%		1.01%
Institutional Class[4]	w/o SC	(1.10%	)	2.06%		0.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2015

16

Aberdeen Emerging Markets Debt Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasisovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Government Bonds	69.6%
Government Agencies	14.7%
Corporate Bonds	11.8%
Repurchase Agreement	2.3%
Other assets in excess of liabilities	1.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	3.2%
Oil, Gas & Consumable Fuels	2.3%
Holding Companies-Diversified Operations	1.4%
Diversified Telecommunication Services	1.4%
Retail	0.7%
Electric Utilities	0.6%
Commercial Services & Supplies	0.6%
Oil & Gas Services	0.6%
Iron/Steel	0.4%
Real Estate Management & Development	0.3%
Other	88.5%
100.0%

Top Holdings*
Russian Foreign Bond—Eurobond 09/16/2023	3.2%
Romanian Government International Bond 02/07/2022	2.7%
Turkey Government International Bond 09/26/2022	2.5%
Kazakhstan Temir Zholy Finance BV 07/10/2042	2.5%
Mexico Government International Bond 01/11/2040	2.3%
Brazil Notas do Tesouro Nacional, Series B 08/15/2020	2.1%
Argentina Bonar Bonds, Series X 04/17/2017	2.0%
Indonesia Treasury Bond, Series FR68 03/15/2034	1.9%
KazMunayGas National Co. JSC 11/07/2044	1.8%
Brazil Notas do Tesouro Nacional, Series F 01/01/2017	1.7%
Other	77.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Brazil	11.7%
Mexico	10.6%
Indonesia	7.0%
Russia	6.7%
Kazakhstan	4.3%
South Africa	4.1%
Dominican Republic	3.8%
Turkey	3.3%
Romania	3.3%
Uruguay	2.7%
Other	42.5%
100.0%

2015 Semi-Annual Report

17

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (11.8%)
BRAZIL (2.4%)
Commercial Banks (0.4%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$420,000	$127,898
Engineering & Construction (0.1%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)(b)(c)	200,000	35,000
Iron/Steel (0.4%)
Vale Overseas Ltd.
(USD), 6.88%, 11/21/2036	95,000	95,902
(USD), 6.88%, 11/10/2039	26,000	25,974
		121,876
Oil, Gas & Consumable Fuels (1.5%)
Petrobras Global Finance BV
(USD), 7.88%, 03/15/2019	194,000	210,589
(USD), 5.75%, 01/20/2020	17,000	16,958
(USD), 6.88%, 01/20/2040	240,000	225,794
		453,341
		738,115
CHILE (0.7%)
Retail (0.7%)
SACI Falabella (USD), 3.75%, 04/30/2023 (a)	200,000	202,770
CHINA (0.3%)
Real Estate Management & Development (0.3%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	100,000	109,307
COLOMBIA (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Ecopetrol SA (USD), 7.38%, 09/18/2043	20,000	22,484
Pacific Rubiales Energy Corp. (USD), 5.38%, 01/26/2019 (a)	270,000	211,329
		233,813
INDIA (1.0%)
Commercial Banks (1.0%)
State Bank of India (USD), 3.25%, 04/18/2018 (a)	310,000	316,395
MEXICO (1.6%)
Holding Companies-Diversified Operations (1.4%)
Alfa SAB de CV
(USD), 5.25%, 03/25/2024 (a)	200,000	216,500
(USD), 6.88%, 03/25/2044 (a)	200,000	223,970
		440,470
Metals & Mining (0.2%)
Southern Copper Corp. (USD), 5.88%, 04/23/2045	68,000	66,865
		507,335
OMAN (0.6%)
Electric Utilities (0.6%)
Lamar Funding Ltd., 3.96%, 05/07/2025 (a)	200,000	202,400
RUSSIA (1.6%)
Commercial Banks (0.3%)
Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD), 7.88%, 09/25/2017 (a)	100,000	103,250
Diversified Telecommunication Services (0.7%)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (USD), 7.75%, 02/02/2021 (a)	200,000	201,296
Oil & Gas Services (0.6%)
EDC Finance Ltd. (USD), 4.88%, 04/17/2020 (a)	200,000	178,000
		482,546
SOUTH AFRICA (0.7%)
Diversified Telecommunication Services (0.7%)
MTN Mauritius Investments Ltd. (USD), 4.76%, 11/11/2024 (a)	200,000	205,532
SUPRANATIONAL (0.7%)
Commercial Banks (0.7%)
African Export-Import Bank (USD), 5.75%, 07/27/2016 (a)	200,000	208,012
TURKEY (0.8%)
Commercial Banks (0.8%)
Turkiye Garanti Bankasi AS (USD), 5.25%, 09/13/2022 (a)	250,000	253,550
UNITED ARAB EMIRATES (0.6%)
Commercial Services & Supplies (0.6%)
DP World Ltd. (USD), 6.85%, 07/02/2037 (a)	170,000	191,209
Total Corporate Bonds		3,650,984
GOVERNMENT BONDS (69.6%)
ARGENTINA (2.0%)
Argentina Bonar Bonds, Series X (USD), 7.00%, 04/17/2017	640,000	612,342
ARMENIA (1.6%)
Republic of Armenia (USD), 6.00%, 09/30/2020 (a)	490,000	485,100
BELARUS (0.6%)
Republic of Belarus (USD), 8.95%, 01/26/2018 (a)	190,000	173,280
BRAZIL (8.0%)
Brazil Notas do Tesouro Nacional
Series F (BRL), 10.00%, 01/01/2017	1,700,000	536,949
Series B (BRL), 6.00%, 08/15/2020 (d)	760,000	649,538
Series F (BRL), 10.00%, 01/01/2023	600,000	174,044
Series F (BRL), 10.00%, 01/01/2025	750,000	212,959
Serie B (BRL), 6.00%, 08/15/2030 (d)	280,000	241,489
Brazilian Government International Bond
(USD), 4.88%, 01/22/2021	140,000	149,590
(USD), 2.63%, 01/05/2023	230,000	210,105
(USD), 7.13%, 01/20/2037	256,000	310,400
		2,485,074

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

18

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CROATIA (1.5%)
Croatia Government International Bond (USD), 6.63%, 07/14/2020 (a)	$420,000	$467,645
DOMINICAN REPUBLIC (3.8%)
Dominican Republic International Bond
(USD), 7.50%, 05/06/2021 (a)	270,000	303,750
(USD), 5.88%, 04/18/2024 (a)	150,000	159,000
(USD), 7.45%, 04/30/2044 (a)	360,000	405,000
(USD), 6.85%, 01/27/2045 (a)	300,000	313,500
		1,181,250
ECUADOR (0.8%)
Ecuador Government International Bond (USD), 10.50%, 03/24/2020 (a)	220,000	237,600
EL SALVADOR (1.4%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	140,000	139,125
(USD), 6.38%, 01/18/2027 (a)	280,000	284,900
		424,025
ETHIOPIA (1.3%)
Federal Democratic Republic of Ethiopia (USD), 6.63%, 12/11/2024 (a)	400,000	401,000
GEORGIA (1.4%)
Georgia Government International Bond (USD), 6.88%, 04/12/2021 (a)	400,000	444,000
GHANA (1.9%)
Republic of Ghana (USD), 8.13%, 01/18/2026 (a)	600,000	580,548
HONDURAS (1.0%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)	290,000	313,563
INDONESIA (4.7%)
Indonesia Government International Bond
(USD), 6.88%, 01/17/2018 (a)	100,000	112,925
(USD), 5.88%, 03/13/2020 (a)	400,000	453,000
Indonesia Treasury Bond
Series FR71 (IDR), 9.00%, 03/15/2029	3,619,000,000	305,015
Series FR68 (IDR), 8.38%, 03/15/2034	7,312,000,000	582,422
		1,453,362
IRAQ (1.6%)
Republic of Iraq (USD), 5.80%, 01/15/2028 (a)	580,000	500,250
IVORY COAST (2.0%)
Ivory Coast Government International Bond
(USD), 6.38%, 03/03/2028 (a)	200,000	200,500
(USD), 5.75%, 12/31/2032 (a)	440,000	420,640
		621,140
MEXICO (5.8%)
Mexican Bonos
Series M10 (MXN), 8.50%, 12/13/2018	3,490,000	253,928
Series M (MXN), 8.00%, 06/11/2020	5,220,000	380,336
Series M (MXN), 7.75%, 11/13/2042	4,040,000	303,754
Mexican Udibonos, Series S (MXN), 4.50%, 11/22/2035 (d)	2,157,504	165,663
Mexico Government International Bond (USD), 6.05%, 01/11/2040	580,000	702,525
		1,806,206
MONGOLIA (2.1%)
Development Bank of Mongolia LLC (USD), 5.75%, 03/21/2017 (a)(e)	210,000	202,387
Mongolia Government International Bond
(USD), 4.13%, 01/05/2018 (a)	200,000	188,250
(USD), 5.13%, 12/05/2022 (a)	290,000	258,825
		649,462
MOZAMBIQUE (1.0%)
Mozambique EMATUM Finance 2020 BV (USD), 6.31%, 09/11/2020 (a)(e)	310,000	302,095
PARAGUAY (1.0%)
Republic of Paraguay (USD), 6.10%, 08/11/2044 (a)	300,000	324,000
PERU (2.5%)
Peru Government Bond (PEN), 7.84%, 08/12/2020	350,000	126,971
Peruvian Government International Bond
(PEN), 7.84%, 08/12/2020 (a)	730,000	264,825
(PEN), 6.95%, 08/12/2031 (a)	828,000	273,619
(PEN), 6.90%, 08/12/2037 (a)	360,000	116,869
		782,284
ROMANIA (3.3%)
Romanian Government International Bond
(USD), 6.75%, 02/07/2022 (a)	690,000	829,725
(USD), 6.13%, 01/22/2044 (a)	140,000	175,112
		1,004,837
RUSSIA (4.7%)
Russian Federal Bond — OFZ
Series 6207 (RUB), 8.15%, 02/03/2027	1,126,000	18,690
Series 6212 (RUB), 7.05%, 01/19/2028	30,304,000	450,118
Russian Foreign Bond — Eurobond (USD), 4.88%, 09/16/2023 (a)	1,000,000	980,000
		1,448,808
RWANDA (0.8%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	250,000	253,825
SENEGAL (1.0%)
Senegal Government International Bond (USD), 8.75%, 05/13/2021 (a)	270,000	303,615

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

19

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
SERBIA (1.5%)
Republic of Serbia
(USD), 5.25%, 11/21/2017 (a)	$200,000	$206,582
(USD), 7.25%, 09/28/2021 (a)	220,000	253,394
		459,976
SOUTH AFRICA (2.6%)
South Africa Government Bond
Series R204 (ZAR), 8.00%, 12/21/2018	3,960,000	340,867
Series 2030 (ZAR), 8.00%, 01/31/2030	4,440,000	360,910
South Africa Government International Bond (USD), 5.88%, 05/30/2022	100,000	112,540
		814,317
TUNISIA (1.0%)
Banque Centrale de Tunisie SA (USD), 5.75%, 01/30/2025 (a)	300,000	309,750
TURKEY (2.5%)
Turkey Government International Bond (USD), 6.25%, 09/26/2022	680,000	768,400
UNITED ARAB EMIRATES (1.2%)
Emirate of Dubai Government International Bond (USD), 7.75%, 10/05/2020 (a)	300,000	372,705
URUGUAY (2.7%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (d)	4,243,341	165,059
(UYU), 4.25%, 04/05/2027 (d)	9,940,982	373,581
(USD), 5.10%, 06/18/2050	300,000	305,401
		844,041
VENEZUELA (1.5%)
Venezuela Government International Bond
(USD), 7.75%, 10/13/2019 (a)	349,900	161,829
(USD), 12.75%, 08/23/2022 (a)	441,900	241,940
(USD), 11.75%, 10/21/2026 (a)	30,000	15,225
(USD), 11.95%, 08/05/2031 (a)	85,000	42,925
		461,919
ZAMBIA (0.8%)
Zambia Government International Bond (USD), 8.50%, 04/14/2024 (a)	220,000	238,286
Total Government Bonds		21,524,705
GOVERNMENT AGENCIES (14.7%)
BRAZIL (1.3%)
Banco Nacional de Desenvolvimento Economico e Social
(USD), 6.50%, 06/10/2019(a)	220,000	240,350
(USD), 5.50%, 07/12/2020(a)	160,000	169,000
		409,350
CHILE (0.7%)
Empresa Nacional del Petroleo (USD), 4.38%, 10/30/2024 (a)	200,000	204,167
CHINA (0.3%)
Sinochem Overseas Capital Co. Ltd. (USD), 4.50%, 11/12/2020 (a)	100,000	107,724
ECUADOR (1.0%)
EP PetroEcuador via Noble Sovereign Funding I Ltd. (USD), 5.90%, 09/24/2019 (a)(f)	322,105	297,947
INDONESIA (2.3%)
Pertamina Persero PT
(USD), 4.88%, 05/03/2022(a)	220,000	227,733
(USD), 6.00%, 05/03/2042(a)	490,000	491,838
		719,571
KAZAKHSTAN (4.3%)
Kazakhstan Temir Zholy Finance BV (USD), 6.95%, 07/10/2042 (a)	750,000	765,000
KazMunayGas National Co. JSC (USD), 6.00%, 11/07/2044 (a)	620,000	567,300
		1,332,300
MEXICO (3.2%)
Petroleos Mexicanos
(USD), 6.63%, 06/15/2038	170,000	189,125
(USD), 6.50%, 06/02/2041	340,000	375,275
(USD), 6.38%, 01/23/2045	100,000	110,100
(USD), 5.63%, 01/23/2046(a)	300,000	300,630
		975,130
RUSSIA (0.4%)
Vnesheconombank Via VEB Finance PLC (USD), 6.90%, 07/09/2020 (a)	120,000	114,900
SOUTH AFRICA (0.8%)
Eskom Holdings SOC Ltd. (USD), 7.13%, 02/11/2025 (a)	240,000	250,248
VENEZUELA (0.4%)
Petroleos de Venezuela SA (USD), 8.50%, 11/02/2017 (a)	180,000	139,230
Total Government Agencies		4,550,567
REPURCHASE AGREEMENT (2.3%)
UNITED STATES (2.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $710,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $731,063	710,000	710,000
Total Repurchase Agreement		710,000
Total Investments (Cost $31,642,979) (g)—98.4%		30,436,256

Other assets in excess of liabilities—1.6%		493,117
Net Assets—100.0%		$30,929,373

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

20

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Debt Fund

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.11% of net assets as of April 30, 2015.
(d)	Inflation linked security.
(e)	This security is government guaranteed.
(f)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2015.
(g)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ARS	Argentine Peso
BRL	Brazilian Real
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RUB	New Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

At April 30, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Argentine Peso/United States Dollar
05/08/2015	Barclays Bank	ARS	1,272,000	USD	118,133	$142,612	$24,479
05/08/2015	Citibank	ARS	1,274,000	USD	124,414	142,835	18,421

Brazilian Real/United States Dollar
05/29/2015	Citibank	BRL	396,000	USD	134,678	130,338	(4,340)

Indian Rupee/United States Dollar
05/29/2015	Barclays Bank	INR	56,641,000	USD	901,640	887,055	(14,585)

Indonesian Rupiah/United States Dollar
05/29/2015	Citibank	IDR	909,502,000	USD	68,538	69,822	1,284

Peruvian Nouveau Sol/United States Dollar
05/29/2015	Barclays Bank	PEN	120,000	USD	38,425	38,199	(226)
						$1,410,861	$25,033

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
05/29/2015	Citibank	USD	310,915	BRL	980,000	$322,549	$(11,634)
05/29/2015	Deutsche Bank	USD	1,324,385	BRL	3,739,000	1,230,624	93,761

United States Dollar/Indian Rupee
05/29/2015	Citibank	USD	306,092	INR	19,345,000	302,962	3,130

United States Dollar/Indonesian Rupiah
05/29/2015	Citibank	USD	383,422	IDR	4,970,307,000	381,570	1,852

United States Dollar/Mexican Peso
07/16/2015	Barclays Bank	USD	509,294	MXN	7,757,000	503,043	6,251

United States Dollar/Peruvian Nouveau Sol
05/29/2015	Deutsche Bank	USD	815,017	PEN	2,540,000	808,544	6,473

United States Dollar/South African Rand
07/16/2015	UBS	USD	675,641	ZAR	8,241,000	684,680	(9,039)
						$4,233,972	$90,794

* Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

21

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Class A shares at net asset value net of fees) returned -8.13% for the six-month period ended April 30, 2015, versus the -8.24% return of its benchmark, the J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Local Currency Debt Funds (consisting of 116 funds) was -7.02% for the period.

Emerging markets (EM) debt saw mixed performance over the reporting period. The asset class across the quality spectrum experienced difficult market conditions for the last two months of 2014. Risk aversion amid continuing geopolitical tensions in the Eurozone and resulting Western sanctions against Russia, as well as tumbling commodity prices, caused the asset class to underperform developed-market debt at year-end. The market retraced some of its losses towards the end of December; however, it was not enough to bring performance into positive territory for the 2014 calendar year. The oil price collapse had a large effect on certain government bonds, particularly those of exporters like Russia, Venezuela and Nigeria. Though heavy importers such as Turkey and South Africa found solace in lower energy prices, this did not outweigh the negative effect on exporters.

The continued effects of the oil price collapse were felt throughout the beginning of 2015 and, despite a brief rally in January, performance among countries varied throughout February and March. This divergence again most likely was attributable to the forked effect of the oil price on exporters versus importers; however, there were several other large pieces of market news with which EM debt had to contend. Oil markets rebounded in April 2015 and Brent crude prices ended the period up at US$66.80 per barrel.

The continued strong performance of the U.S. dollar was another key theme affecting EM, with the so-called “euro crosses” such as the Polish zloty, Hungarian forint and Romanian leu declining due to the weak euro. The Russian ruble depreciated by over 50% reaching its lowest level in January before becoming the strongest-performing currency of 2015 as it regained some of its losses.

The Brazilian population re-elected Dilma Rousseff as president in October in the country’s smallest margin of victory in a presidential election since 1989. Rousseff’s possible choices for her economic cabinet formed much of the market’s focus at the end of 2014. Her ultimate decision was the market-friendly option of former Treasury Secretary Joaquim Levy to lead the Ministry of Finance, with Alexandre Tombini remaining at the central bank and Nelson Barbosa serving as the new Planning Minister. Levy is generally expected to have sufficient autonomy to deliver on an ambitious fiscal consolidation plan. Fiscal measures were announced over a period of two months, with Levy setting a primary surplus target of 1.2% of gross domestic product (GDP) for 2015, rising to 2.0% of GDP in 2016. In our view, this is an ambitious target and will require significant spending cuts, which may be hard to achieve given the poor state of the economy.

The Fund modestly outperformed its benchmark, the J.P. Morgan GBI-EM Global Diversified Index, over the reporting period. Performance benefited from underweight positions in Hungary and Colombia, as well as exposure to the Argentine peso, which is not represented in the index. Conversely, overweight positions in Mexico, Brazil and South Africa detracted from Fund performance.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

During the period, we increased the Fund’s duration position in Indonesia by targeting the country’s long-maturity bonds. Within the Turkey position, we switched from an inflation-linked bond into a nominal bond and increased duration, preferring the 10-year bond to the short end of the yield curve. We also reduced the duration underweight in Malaysia, targeting a neutral duration position compared to the benchmark. In terms of currency exposure, we removed the Fund’s exposure to the Nigerian naira, Argentine naira and Philippine peso, while reducing the Russian ruble position. We also increased the Fund’s positions in the Hungarian forint and Romanian leu.

In its biannual World Economic Outlook, the International Monetary Fund cut its growth outlook for EM to 4.3% year-over-year, as the effects of slowing growth in China, the Russian economic contraction and Brazilian recession weigh on aggregate growth in 2015. While we recognize that the end of the commodity-driven “super-cycle” which propelled economic growth and the rise of the middle class across EM has likely come to an end, the dramatic collapse of commodity prices, particularly oil, in the past year provided opportunities for governments to implement much-needed reforms, including slashing fuel subsidies, in order to move budget finances to a more sustainable path. We think that significant currency depreciation may also have positive knock-on effects on countries’ external balances.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Semi-Annual Report 2015

22

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Semi-Annual Report

23

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2015)		Six Month†		1 Yr.		Inception[1]
Class A	w/o SC	(8.13%	)	(9.58%	)	(3.65%	)
	w/SC2	(12.06%	)	(13.39%	)	(4.68%	)
Class C	w/o SC	(8.34%	)	(10.22%	)	(4.34%	)
	w/SC3	(9.26%	)	(11.11%	)	(4.34%	)
Class R4	w/o SC	(8.19%	)	(9.85%	)	(3.96%	)
Institutional Service Class[4]	w/o SC	(7.89%	)	(9.34%	)	(3.39%	)
Institutional Class[4]	w/o SC	(7.99%	)	(9.34%	)	(3.39%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2015

24

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect and fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI-EM Global Diversified Index is an alternatively weighted index that assigns weightings among countries by limiting the weights of countries with larger debt stocks and redistributes those weights to countries with smaller weights. The index consists of local currency denominated, government debt issued in emerging markets countries including: Brazil, Chile, Colombia, Hungary, Indonesia, Malaysia, Mexico, Nigeria, Peru, Philippines, Poland, Romania, Russia, South Africa, Thailand, and Turkey.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Government Bonds	72.4%
Government Agencies	12.4%
Corporate Bonds	9.7%
Repurchase Agreement	1.4%
Other assets in excess of liabilities	4.1%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	7.0%
Commercial Banks	5.0%
Other	88.0%
100.0%

Top Holdings*
Petrobras Global Finance BV 05/20/2016	4.7%
Russian Federal Bond – OFZ, Series 6212 01/19/2028	3.8%
Peruvian Government International Bond 08/12/2031	3.7%
Turkey Government Bond 03/20/2024	3.6%
Cagamas MBS Bhd, Series 4 05/29/2017	3.3%
Colombia Government International Bond 04/14/2021	3.3%
South Africa Government Bond, Series R209 03/31/2036	3.0%
Indonesia Treasury Bond, Series FR71 03/15/2029	2.8%
Brazil Notas do Tesouro Nacional, Series F 01/01/2025	2.7%
Banco Votorantim SA 05/16/2016	2.7%
Other	66.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Brazil	17.1%
Indonesia	11.4%
South Africa	11.2%
Mexico	11.0%
Turkey	8.6%
Malaysia	8.2%
Russia	6.7%
Colombia	4.7%
Peru	4.0%
Poland	2.7%
Other	14.4%
100.0%

2015 Semi-Annual Report

25

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (9.7%)
BRAZIL (9.7%)
Commercial Banks (5.0%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$1,230,000	$374,558
Banco Votorantim SA (BRL), 6.25%, 05/16/2016 (a)(b)	1,080,000	440,150
		814,708
Oil, Gas & Consumable Fuels (4.7%)
Petrobras Global Finance BV (USD), 1.88%, 05/20/2016 (c)	800,000	774,000
		1,588,708
Total Corporate Bonds		1,588,708
GOVERNMENT BONDS (72.4%)
BRAZIL (7.4%)
Brazil Notas do Tesouro Nacional
Series B (BRL), 6.00%, 08/15/2020 (b)	150,000	128,198
Series F (BRL), 10.00%, 01/01/2021	440,000	130,652
Series F (BRL), 10.00%, 01/01/2023	880,000	255,269
Series F (BRL), 10.00%, 01/01/2025	1,570,000	445,794
Series B (BRL), 6.00%, 08/15/2040 (b)	290,000	249,586
		1,209,499
COLOMBIA (4.7%)
Colombia Government International Bond
(COP), 7.75%, 04/14/2021	1,140,000,000	537,934
(COP), 4.38%, 03/21/2023	385,000,000	150,315
(COP), 9.85%, 06/28/2027	159,000,000	87,510
		775,759
INDIA (2.5%)
India Government Bond (INR), 8.12%, 12/10/2020	25,600,000	408,173
INDONESIA (11.4%)
Indonesia Treasury Bond
Series FR69 (IDR), 7.88%, 04/15/2019	4,196,000,000	326,616
Series FR59 (IDR), 7.00%, 05/15/2027	4,791,000,000	345,026
Series FR71 (IDR), 9.00%, 03/15/2029	5,544,000,000	467,257
Series FR54 (IDR), 9.50%, 07/15/2031	3,356,000,000	291,913
Series FR68 (IDR), 8.38%, 03/15/2034	5,497,000,000	437,852
		1,868,664
MALAYSIA (4.9%)
Malaysia Government Bond
Series 0112 (MYR), 3.42%, 08/15/2022	1,150,000	314,098
Series 0114 (MYR), 4.18%, 07/15/2024	300,000	86,190
Series 0310 (MYR), 4.50%, 04/15/2030	1,100,000	324,428
Series 0413 (MYR), 3.84%, 04/15/2033	270,000	72,705
		797,421
MEXICO (6.5%)
Mexican Bonos
Series M (MXN), 4.75%, 06/14/2018	900,000	58,728
Series M10 (MXN), 8.50%, 12/13/2018	650,000	47,293
Series M (MXN), 8.00%, 06/11/2020	4,950,000	360,664
Series M30 (MXN), 8.50%, 11/18/2038	675,000	54,467
Series M (MXN), 7.75%, 11/13/2042	4,750,000	357,136
Mexican Udibonos, Series S (MXN), 4.50%, 11/22/2035 (b)	$2,301,019	$176,683
		1,054,971
PERU (4.0%)
Peruvian Government International Bond
(PEN), 5.20%, 09/12/2023 (a)	165,000	51,057
(PEN), 6.95%, 08/12/2031 (a)	1,805,000	596,476
		647,533
POLAND (2.7%)
Poland Government Bond
Series 1020 (PLN), 5.25%, 10/25/2020	635,000	203,094
Series 0429 (PLN), 5.75%, 04/25/2029	651,000	241,712
		444,806
ROMANIA (1.9%)
Romania Government Bond, Series 10Y (RON), 4.75%, 02/24/2025	1,110,000	313,633
RUSSIA (4.3%)
Russian Federal Bond — OFZ
Series 6211 (RUB), 7.00%, 01/25/2023	4,750,000	75,155
Series 6212 (RUB), 7.05%, 01/19/2028	41,894,000	622,270
		697,425
SOUTH AFRICA (9.0%)
South Africa Government Bond
Series R207 (ZAR), 7.25%, 01/15/2020	3,920,000	327,044
Series R186 (ZAR), 10.50%, 12/21/2026	2,950,000	295,168
Series 2030 (ZAR), 8.00%, 01/31/2030	4,320,000	351,156
Series R209 (ZAR), 6.25%, 03/31/2036	7,470,000	488,845
		1,462,213
THAILAND (2.3%)
Thailand Government Bond, Series ILB (THB), 1.20%, 07/14/2021 (a)(b)	12,831,687	378,057
TURKEY (8.6%)
Turkey Government Bond
(TRY), 9.50%, 01/12/2022	805,000	304,217
(TRY), 8.80%, 09/27/2023	200,000	73,038
(TRY), 10.40%, 03/20/2024	1,480,000	595,300
(TRY), 9.00%, 07/24/2024	1,150,000	428,141
		1,400,696
URUGUAY (2.2%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (b)	5,929,052	230,630
(UYU), 4.25%, 04/05/2027 (b)	3,619,489	136,020
		366,650
Total Government Bonds		11,825,500
GOVERNMENT AGENCIES (12.4%)
MALAYSIA (3.3%)
Cagamas MBS Bhd, Series 4 (MYR), 3.90%, 05/29/2017	1,930,000	543,036

See accompanying Notes to Financial Statements.

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26

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value (US$)
MEXICO (4.5%)
Petroleos Mexicanos (MXN), 9.10%, 01/27/2020	$4,690,000	$348,560
Series 13-2 (MXN), 7.19%, 09/12/2024	3,330,000	210,540
Series 14-2 (MXN), 7.47%, 11/12/2026	2,740,000	171,362
		730,462
RUSSIA (2.4%)
RZD Capital PLC (RUB), 8.30%, 04/02/2019 (a)	23,400,000	389,818
SOUTH AFRICA (2.2%)
Eskom Holdings SOC Ltd., Series 170 (ZAR), 13.50%, 08/01/2020	3,500,000	362,985
Total Government Agencies		2,026,301
REPURCHASE AGREEMENT (1.4%)
UNITED STATES (1.4%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $230,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $236,725	230,000	230,000
Total Repurchase Agreement		230,000
Total Investments (Cost $18,178,790) (d)—95.9%		15,670,509

Other assets in excess of liabilities—4.1%		665,916
Net Assets—100.0%		$16,336,425

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Inflation linked security.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2015.
(d)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	New Russian Ruble
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

27

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

At April 30, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Argentine Peso/United States Dollar
05/08/2015	Barclays Bank	ARS	1,189,000	USD	110,425	$133,306	$22,881
05/08/2015	Citibank	ARS	4,357,000	USD	411,738	488,491	76,753
05/29/2015	Citibank	ARS	2,310,000	USD	252,459	256,264	3,805

Brazilian Real/United States Dollar
05/29/2015	Barclays Bank	BRL	638,000	USD	195,804	209,986	14,182
05/29/2015	Citibank	BRL	943,000	USD	307,234	310,371	3,137
05/29/2015	Deutsche Bank	BRL	270,000	USD	88,830	88,866	36

Colombian Peso/United States Dollar
05/29/2015	Goldman Sachs	COP	2,035,584,000	USD	845,869	852,735	6,866

Hungarian Forint/United States Dollar
07/16/2015	Goldman Sachs	HUF	12,000,000	USD	44,191	44,297	106

Indian Rupee/United States Dollar
05/29/2015	Barclays Bank	INR	12,405,000	USD	197,469	194,275	(3,194)
05/29/2015	JPMorgan Chase	INR	8,197,000	USD	130,484	128,373	(2,111)

Indonesian Rupiah/United States Dollar
05/29/2015	Citibank	IDR	1,923,063,000	USD	147,928	147,633	(295)

Malaysian Ringgit/United States Dollar
05/29/2015	Citibank	MYR	556,000	USD	155,221	155,776	555
05/29/2015	UBS	MYR	1,843,000	USD	511,703	516,359	4,656

Mexican Peso/United States Dollar
07/16/2015	Barclays Bank	MXN	4,412,000	USD	289,674	286,119	(3,555)
07/16/2015	JPMorgan Chase	MXN	864,000	USD	55,561	56,031	470

New Russian Ruble/United States Dollar
05/29/2015	Barclays Bank	RUB	3,466,000	USD	48,266	66,782	18,516

Peruvian Nouveau Sol/United States Dollar
05/29/2015	Barclays Bank	PEN	247,000	USD	79,091	78,626	(465)
05/29/2015	Citibank	PEN	573,000	USD	182,746	182,400	(344)

Philippine Peso/United States Dollar
05/29/2015	Goldman Sachs	PHP	5,914,000	USD	133,659	132,629	(1,030)

Polish Zloty/United States Dollar
07/16/2015	Royal Bank of Canada	PLN	4,494,000	USD	1,181,169	1,245,499	64,330

Romanian Leu/United States Dollar
07/16/2015	Goldman Sachs	RON	312,000	USD	74,830	79,102	4,272

South African Rand/United States Dollar
07/16/2015	Citibank	ZAR	850,000	USD	68,931	70,620	1,689

Thai Baht/United States Dollar
05/29/2015	UBS	THB	15,433,000	USD	474,059	467,852	(6,207)

Turkish Lira/United States Dollar
07/16/2015	JPMorgan Chase	TRY	245,000	USD	90,956	89,780	(1,176)
						$6,282,172	$203,877

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

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28

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Argentine Peso
05/08/2015	Citibank	USD	607,984	ARS	5,546,000	$621,798	$(13,814)
05/29/2015	Citibank	USD	249,191	ARS	2,310,000	256,264	(7,073)

United States Dollar/Brazilian Real
05/29/2015	Citibank	USD	177,905	BRL	538,000	177,073	832
05/29/2015	Deutsche Bank	USD	574,879	BRL	1,623,000	534,181	40,698
05/29/2015	JPMorgan Chase	USD	73,330	BRL	235,000	77,346	(4,016)

United States Dollar/Colombian Peso
05/29/2015	Barclays Bank	USD	80,958	COP	211,786,000	88,720	(7,762)
05/29/2015	Citibank	USD	44,762	COP	116,593,000	48,842	(4,080)
05/29/2015	Deutsche Bank	USD	208,939	COP	517,334,000	216,718	(7,779)
05/29/2015	Goldman Sachs	USD	96,530	COP	245,044,000	102,652	(6,122)

United States Dollar/Hungarian Forint
07/16/2015	Deutsche Bank	USD	36,437	HUF	10,267,000	37,900	(1,463)

United States Dollar/Indian Rupee
05/29/2015	Deutsche Bank	USD	230,631	INR	14,551,000	227,883	2,748
05/29/2015	UBS	USD	32,532	INR	2,070,000	32,418	114

United States Dollar/Indonesian Rupiah
05/29/2015	Citibank	USD	352,586	IDR	4,649,956,000	356,976	(4,390)
05/29/2015	Deutsche Bank	USD	33,927	IDR	448,280,000	34,414	(487)

United States Dollar/Malaysian Ringgit
05/29/2015	Citibank	USD	92,904	MYR	343,000	96,099	(3,195)
05/29/2015	Deutsche Bank	USD	207,579	MYR	756,000	211,811	(4,232)
05/29/2015	UBS	USD	65,328	MYR	244,000	68,362	(3,034)

United States Dollar/New Russian Ruble
05/29/2015	Citibank	USD	47,305	RUB	2,897,000	55,818	(8,513)
05/29/2015	Deutsche Bank	USD	102,675	RUB	6,104,000	117,610	(14,935)

United States Dollar/Peruvian Nouveau Sol
05/29/2015	Citibank	USD	88,649	PEN	276,000	87,858	791
05/29/2015	Deutsche Bank	USD	802,824	PEN	2,502,000	796,448	6,376

United States Dollar/Philippine Peso
05/29/2015	Citibank	USD	101,617	PHP	4,587,000	102,869	(1,252)
05/29/2015	Deutsche Bank	USD	29,921	PHP	1,327,000	29,760	161

United States Dollar/Romanian Leu
05/29/2015	Citibank	USD	131,889	RON	549,000	139,322	(7,433)

United States Dollar/South African Rand
07/16/2015	UBS	USD	543,316	ZAR	6,627,000	550,585	(7,269)

United States Dollar/Thai Baht
07/16/2015	Citibank	USD	567,615	THB	18,561,000	560,020	7,595
						$5,629,747	$(47,534)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

29

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at net asset value net of fees) returned -3.34% for the six-month period ended April 30, 2015, versus the -1.92% return for its benchmark, the Barclays Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 217 funds) was -0.63% for the period.

Divergent central bank policy, falling inflation expectations and geopolitical issues led to increased volatility across global markets and a general decline in core government bond yields in the first half of the reporting period. However, fixed income markets were strong throughout January, February and March, led by fiscal easing in Europe.

Fears over rate hikes in the U.S. followed the end of quantitative easing (QE) in October. Language used in the Federal Open Market Committee’s (FOMC) forward guidance initially generated predictions of a January hike of the federal funds rate, followed by expectations of rate increases in June. However, the U.S. Federal Reserve (Fed) later removed ambiguous language from its guidance, instead anchoring expectations of a rate hike on the Fed requiring “reasonable confidence” that inflation will return to the Fed’s target rate of 2%, shifting market expectations of a hike to a later date. By the end of the reporting period, the consensus appeared to be for a hike in September 2015.

In Europe, news flow over the period was largely dominated by anticipation of QE in Europe. In January, the European Central Bank (ECB) finally announced that it would begin QE in March to complement its existing asset-backed securities (ABS) and covered bond purchase programs, furthering the already robust euro sell-off. ECB President Mario Draghi exceeded expectations by committing to €60 billion (roughly US$66 billion) per month until January 2016. Maturity restrictions of purchases will range from two to thirty-one years and negative-yielding bonds will be purchased provided the yield is above the deposit facility rate of -20 basis points (bps) – or -0.20% (at present). Both of these details tilt the overall duration of QE purchases towards longer-dated maturities for core market yield curves, which we feel is likely to cause European yield curves to flatten.

Political events in Greece also had a stark impact on the market over the period. The election of far-left political party Syriza caused significant market uncertainty, particularly in the context of Greece’s current financial situation. After protracted discussions, an agreement between the Eurogroup and Greece was finally reached committing Greece to the current bailout program, with the government agreeing to refrain from making any unilateral changes to reverse structural reforms. In return, Greece will be provided with greater flexibility and a new primary surplus target. To date, Greece has been able to meet all of its obligations. In a bid to buy some time, the government legislated a rule forcing local banks to deposit reserves with the central bank.

Economic data were mixed across regions over the reporting period. U.S. employment figures improved towards the end of the period, finishing at 5.4% in April versus 5.8% at the beginning of the quarter; however, wage growth remained lackluster. Economic results in Europe, though mixed, leaned towards the positive side. Fourth-quarter 2014 gross domestic product (GDP) growth, which was announced in February 2015, was stronger than expected at 0.3% quarter-over-quarter (qoq)) and the overall Consumer Price Index (CPI)1 was in line with expectations (0.6% qoq). Data were positive in March, with core CPI coming in ahead of expectations at 0.7% month-over-month. Improving economic data in the region were partly driven by falling energy prices, an easing in credit conditions, less fiscal austerity and euro weakness.

Oil prices fell throughout the end of 2014, putting downward pressure on net oil exporters and commodity-linked currencies. The direction of oil price movements negatively drove investor sentiment in certain credits but those countries less affected by the volatility of commodity prices have benefited from yield-hungry investors looking to diversify away from developed markets.

Emerging markets (EM) debt saw mixed performance over the reporting period. The asset class across the quality spectrum experienced difficult market conditions for the last two months of 2014. Risk aversion amid continuing geopolitical tensions in the Eurozone and resulting Western sanctions against Russia, as well as tumbling commodity prices, caused the asset class to underperform developed-market debt at year-end. The market retraced some of its losses towards the end of December; however, it was not enough to bring performance into positive territory for the 2014 calendar year. The oil price collapse had a large effect on certain government bonds, particularly those of exporters like Russia, Venezuela and Nigeria. Though heavy importers such as Turkey and South Africa found solace in lower energy prices, this did not outweigh the negative effect on exporters.

Emerging market (EM) debt declined for the last two months of 2014. Risk aversion amid continuing geopolitical tensions in the Eurozone and resulting Western sanctions against Russia, as well as tumbling commodity prices, caused the asset class to underperform. The volatility of crude oil prices, QE in Europe, and the continued strength of the U.S. dollar were key themes affecting EM debt over the period.

The Fund underperformed its benchmark, the Barclays Global Aggregate Bond Index, over the period, driven predominantly by credit positioning, with 22% of Fund assets in high yield and 15% in emerging bonds. Both asset classes were extremely unsettled over the period, with oil price volatility at all-time highs.2

Regarding the use of derivatives, the Fund may employ derivatives as part of its investment strategy. During the period, bond futures were used for efficient portfolio management purposes, while forward contracts were employed as part of the Fund’s hedging strategy to

Semi-Annual Report 2015

30

1	The Consumer Price Index is a measure of the change in the weighted average prices of a basket of consumer goods and services, such as transportation, food and medical care.
2	Source: Bloomberg Business, May 2015

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

manage currency exposure. Overall, the use of derivatives detracted approximately 0.25% from fund performance, for the six months ended April 30, 2015.

In the second half of the reporting period, credit recovered strongly with stabilization in commodity prices helping drive a rebound in EM debt, especially in the energy-related high yield space, with energy comprising 10% of the J.P. Morgan EMBI Global Diversified Index.

In terms of credit positioning, the Fund’s overweight relative to the benchmark to the industrials sector detracted from performance as spreads in that sector of the Barclays Global Aggregate Bond Index widened marginally over the period. The Fund’s overweight relative to the benchmark to financials contributed positively to performance with the spreads in that segment of the Barclays Global Aggregate Bond Index tightening 10 bps over the period. During the period, we removed the Fund’s short duration position relative to the benchmark, which previously was a detractor from performance; however, the Fund’s bias towards flatter yield curves was a modest contributor. The Fund’s currency positioning enhanced performance through the period as our long U.S. dollar positions against the euro, Australian dollar and yen all had a positive impact.

We foresee broad-based yield curve-flattening across core markets while the levels of nominal yields remains depressed due to weak inflation and large-scale asset purchase programs from the ECB and Bank of Japan. Even as the Fed moves towards hiking interest rates, we think that it is unlikely that the U.S.-Europe rate spread will materially widen as higher U.S. Treasury yields may act to make the asset class more attractive, while curve-flattening is again likely to be driven by the ongoing hunt for yield as investors are forced into longer-dated maturities. In the European periphery, we believe that the ECB’s QE program is positive for yield spreads, especially now that steps have been taken towards the resolution of Greek bailout negotiations. In currencies, we feel that broad-based dollar strength is likely to continue as the Fed is now the only major central bank where a rate hike could be on the horizon, while expansionary monetary policies elsewhere may also support the U.S. dollar.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2015 Semi-Annual Report

31

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(3.34%	)	(6.05%	)	1.47%	2.72%
	w/SC2	(7.46%	)	(10.07%	)	0.59%	2.27%
Class C	w/o SC	(3.76%	)	(6.74%	)	0.71%	1.95%
	w/SC3	(4.71%	)	(7.66%	)	0.71%	1.95%
Institutional Service Class[4,5]	w/o SC	(3.33%	)	(5.99%	)	1.59%	2.90%
Institutional Class[4,6]	w/o SC	(3.29%	)	(5.87%	)	1.73%	2.98%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class Shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Returns before the first offering of the Institutional Class Shares (July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in the expenses of the two classes.

Semi-Annual Report 2015

32

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Corporate Bonds	44.3%
Government Bonds	37.1%
Residential Mortgage-Backed Securities	7.6%
Commercial Mortgage-Backed Securities	3.8%
Repurchase Agreement	2.0%
U.S. Treasuries	1.9%
Government Agencies	1.0%
Municipal Bonds	0.7%
Asset-Backed Securities	0.6%
Other assets in excess of liabilities	1.0%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	8.8%
Oil, Gas & Consumable Fuels	5.6%
Insurance	4.1%
Diversified Telecommunication Services	3.3%
Energy Equipment & Services	2.8%
Diversified Financial Services	2.6%
Entertainment	2.1%
Electric Utilities	2.1%
Transportation	1.6%
Healthcare Providers & Services	1.3%
Other	65.7%
100.0%
Top Holdings*
Spain Government Bond 01/31/2024	4.0%
Sweden Government Bond 05/12/2025	2.9%
Mexican Bonos 12/05/2024	2.8%
Japan Government 20 Year Bond, Series 112 06/20/2029	2.5%
Singapore Government Bond 09/01/2020	2.3%
Japanese Government CPI Linked Bond 03/10/2024	2.1%
Buoni Poliennali Del Tesoro 03/01/2026	1.7%
Ireland Government Bond 03/18/2024	1.6%
Japan Government 30 Year Bond 03/20/2043	1.3%
Japan Government 30 Year Bond 03/20/2037	1.3%
Other	77.5%
100.0%

Top Countries
United States	30.2%
United Kingdom	8.8%
Japan	7.9%
Sweden	5.8%
Germany	5.6%
Canada	5.3%
Spain	4.4%
Italy	3.6%
France	3.6%
Mexico	3.5%
Other	21.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Semi-Annual Report

33

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (0.6%)
UNITED STATES (0.6%)
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	$96,625	$100,658
Total Asset-Backed Securities		100,658
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.8%)
UNITED STATES (3.8%)
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 2.50%, 01/14/2029 (a)(b)	93,200	93,349
Commercial Mortgage Pass Through Certificates
Series 2014-LC17, Class B (USD), 4.49%, 10/10/2047 (b)	20,000	21,656
Series 2007-C9, Class AMFL (USD), 0.82%, 12/10/2049 (a)(b)	10,000	9,894
Federal Home Loan Mortgage Association
Series 4363, Class EJ (USD), 4.00%, 05/15/2033	52,381	56,696
Series 2014-81, Class DE (USD), 2.50%, 01/25/2034	47,959	49,285
Series 2014-26, Class KA (USD), 4.00%, 04/25/2039	46,157	49,735
Series 4405, Class CE (USD), 2.50%, 09/15/2039	46,974	48,223
Federal National Mortgage Association, Series 2015-12, Class BA (USD), 4.00%, 05/25/2040	64,717	69,544
FREMF Mortgage Trust, Series 2011-K10, Class B (USD), 4.78%, 11/25/2049 (a)(b)	50,000	54,690
JP Morgan Mortgage Trust, Series 14-IVR3, Class 2A1 (USD), 3.00%, 09/25/2044 (a)(b)	81,132	82,022
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class D (USD), 4.53%, 01/05/2035 (a)(b)	138,000	129,425
Structured Asset Securities Corp., Series 2003-A40, Class 3A1 (USD), 2.39%, 01/25/2034 (b)	35,431	34,360
Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A1 (USD), 2.48%, 12/25/2033 (b)	14,252	14,177
		713,056
Total Commercial Mortgage-Backed Securities		713,056
RESIDENTIAL MORTGAGE-BACKED SECURITIES (7.6%)
UNITED STATES (7.6%)
BCAP LLC Trust
Series 2009-RR4, Class 3A1 (USD), 1.94%, 04/26/2037 (a)(b)	8,355	8,350
Series 2009-RR6, Class 3A1 (USD), 2.80%, 12/26/2037 (a)(b)	28,737	28,663
Series 2009-RR2, Class A1 (USD), 2.70%, 01/21/2038 (a)(b)	28,747	28,867
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 15A1 (USD), 6.00%, 05/27/2036 (a)	22,034	21,774
Series 2009-8R, Class 5A1 (USD), 6.20%, 05/26/2037 (a)(b)	24,036	24,645
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/2020	15,299	16,288
Series 4301, Class U (USD), 3.50%, 07/15/2032	22,286	23,655
Pool # U89032 (USD), 3.00%, 07/01/2033	51,049	52,737
Series 3864, Class AB (USD), 4.00%, 06/15/2039	12,010	12,703
Series 4323, Class CA (USD), 4.00%, 03/15/2040	27,594	29,784
Series 4229, Class MA (USD), 3.50%, 05/15/2041	34,661	37,063
Series 4268, Class BP (USD), 4.25%, 08/15/2042	45,100	49,301
Pool # G07683 (USD), 4.00%, 03/01/2044	46,613	50,451
Pool # 849278 (USD), 3.08%, 04/01/2044 (b)	38,330	39,791
Federal National Mortgage Association
Series 2013-117, Class V (USD), 3.50%, 11/25/2026	13,591	14,576
Pool # AO3007 (USD), 3.50%, 05/01/2027	16,541	17,622
Pool # AQ4861 (USD), 3.50%, 11/01/2032	42,163	44,773
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	26,552	28,943
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	34,911	38,370
Series 2013-31, Class NL (USD), 4.00%, 04/25/2033	30,722	33,450
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	17,687	18,935
Pool # AL4052 (USD), 3.50%, 08/01/2033	43,636	46,416
Pool # AL5166 (USD), 3.00%, 11/01/2033	51,191	52,986
Pool # AL6526 (USD), 3.50%, 03/01/2035	44,745	47,450
Pool # 891386 (USD), 5.50%, 10/01/2035	16,144	18,285
Pool # 889050 (USD), 6.00%, 05/01/2037	7,638	8,818
Pool # 995049 (USD), 5.50%, 02/01/2038	6,713	7,610
Pool # 929187 (USD), 5.50%, 03/01/2038	7,112	8,143
Pool # 995228 (USD), 6.50%, 11/01/2038	14,607	16,965
Pool # AD0206 (USD), 5.50%, 09/01/2039	17,691	20,184
Pool # AI0108 (USD), 5.00%, 04/01/2041	15,900	17,955
Pool # AJ1422 (USD), 5.00%, 09/01/2041	22,250	24,787
Series 2013-15, Class EP (USD), 3.50%, 08/25/2042	24,923	26,667
Pool # AS3611 (USD), 3.50%, 10/01/2044	43,699	46,073
Pool # AS3706 (USD), 3.50%, 11/01/2044	68,653	72,383
Pool # AS3935 (USD), 3.50%, 12/01/2044	97,931	103,252
Pool # AS4073 (USD), 4.00%, 12/01/2044	44,746	48,552
Pool # AS4337 (USD), 3.50%, 01/01/2045	64,339	67,834
Pool # AY6305 (USD), 3.50%, 02/01/2045	54,914	57,897
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 4.71%, 04/20/2036 (a)(b)	15,271	15,482
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	29,070	29,681
Series 2009-7, Class 14A1 (USD), 2.10%, 07/27/2037 (a)(b)	23,589	23,664
Series 2009-7, Class 17A1 (USD), 5.62%, 07/27/2037 (a)(b)	39,688	38,881
		1,420,706
Total Residential Mortgage-Backed Securities		1,420,706

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

34

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (44.3%)
AUSTRALIA (1.6%)
Commercial Banks (0.7%)
Suncorp-Metway Ltd. (USD), 2.35%, 04/27/2020 (a)	$120,000	$119,664
Diversified Telecommunication Services (0.2%)
Telstra Corp. Ltd. (USD), 3.13%, 04/07/2025 (a)	40,000	40,197
Energy Equipment & Services (0.7%)
APT Pipelines Ltd. (USD), 4.20%, 03/23/2025 (a)	130,000	131,068
		290,929
AUSTRIA (0.1%)
Building Materials (0.1%)
Wienerberger AG (EUR), 6.50%, 02/09/2021 (b)(c)	11,000	12,963
BRAZIL (1.8%)
Iron/Steel (1.0%)
Samarco Mineracao SA (USD), 4.13%, 11/01/2022 (a)	200,000	186,000
Oil, Gas & Consumable Fuels (0.8%)
Petrobras Global Finance BV
(EUR), 2.75%, 01/15/2018	100,000	106,530
(USD), 7.88%, 03/15/2019	50,000	54,276
		160,806
		346,806
CANADA (4.2%)
Airlines (0.3%)
Air Canada (CAD), 7.63%, 10/01/2019 (a)	50,000	44,343
Commercial Banks (0.9%)
Bank of Nova Scotia (CAD), 2.87%, 06/04/2021	100,000	86,569
National Bank of Canada (CAD), 2.40%, 10/28/2019	100,000	84,847
		171,416
Diversified Telecommunication Services (0.5%)
Rogers Communications, Inc. (CAD), 6.11%, 08/25/2040	90,000	90,659
Media (0.5%)
Shaw Communications, Inc. (CAD), 6.75%, 11/09/2039	90,000	93,505
Metals & Mining (1.0%)
First Quantum Minerals Ltd. (USD), 6.75%, 02/15/2020 (a)	200,000	186,000
Oil, Gas & Consumable Fuels (1.0%)
Canadian Natural Resources Ltd. (USD), 1.75%, 01/15/2018	81,000	80,653
Pacific Rubiales Energy Corp. (USD), 5.63%, 01/19/2025 (a)	160,000	112,000
		192,653
		778,576
COLOMBIA (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Ecopetrol SA (USD), 5.88%, 05/28/2045	73,000	69,989
FRANCE (2.5%)
Commercial Banks (0.4%)
Societe Generale SA (EUR), 9.38%, 09/04/2019 (a)(b)(c)	50,000	70,810
Electric Utilities (0.6%)
Electricite de France SA (USD), 5.25%, 01/29/2023 (a)(b)(c)	100,000	104,750
Government Development Banks (0.6%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/2016 (b)(c)	100,000	116,495
Healthcare Providers & Services (0.9%)
HomeVi SAS (EUR), 6.88%, 08/15/2021 (a)	140,000	168,203
		460,258
GERMANY (1.2%)
Environmental Control (0.6%)
ALBA Group PLC & Co. KG (EUR), 8.00%, 05/15/2018 (a)	100,000	103,302
Leisure Time (0.6%)
Safari Holding Verwaltungs GmbH (EUR), 8.25%, 02/15/2021 (a)	100,000	117,910
		221,212
HONG KONG (0.6%)
Holding Companies-Diversified Operations (0.6%)
Hutchison Whampoa Europe Finance 13 Ltd. (EUR), 3.75%, 05/10/2018 (a)(b)(c)	100,000	115,328
INDIA (1.1%)
Commercial Banks (1.1%)
ICICI Bank Ltd. (USD), 3.50%, 03/18/2020 (a)	200,000	205,384
INDONESIA (1.7%)
Coal (0.7%)
Indo Energy Finance II BV (USD), 6.38%, 01/24/2023 (a)	200,000	131,000
Transportation (1.0%)
Pelabuhan Indonesia II PT (USD), 4.25%, 05/05/2025 (a)	200,000	196,500
		327,500
IRELAND (0.2%)
Insurance (0.2%)
XLIT Ltd.
(USD), 5.50%, 03/31/2045	20,000	19,538
(USD), 4.45%, 03/31/2025	10,000	10,067
		29,605
ITALY (1.0%)
Diversified Telecommunication Services (0.5%)
Telecom Italia SpA (GBP), 6.38%, 06/24/2019	50,000	85,173
Entertainment (0.5%)
Gamenet SpA (EUR), 7.25%, 08/01/2018 (a)	100,000	103,875
		189,048

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

35

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
JERSEY (1.7%)
Insurance (1.7%)
Galaxy Bidco Ltd. (GBP), 6.38%, 11/15/2020 (a)	$100,000	$155,130
Hastings Insurance Group Finance PLC (GBP), 8.00%, 10/21/2020 (a)	100,000	164,245
		319,375
KAZAKHSTAN (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Zhaikmunai LLP (USD), 7.13%, 11/13/2019 (a)	200,000	188,500
LUXEMBOURG (0.6%)
Diversified Telecommunication Services (0.5%)
Intelsat Jackson Holdings SA (USD), 5.50%, 08/01/2023	100,000	94,125
Pharmaceutical (0.1%)
Actavis Funding SCS (USD), 4.75%, 03/15/2045	20,000	20,219
		114,344
MEXICO (0.7%)
Oil, Gas & Consumable Fuels (0.7%)
Petroleos Mexicanos
(USD), 5.50%, 01/21/2021	95,000	104,262
(USD), 4.25%, 01/15/2025 (a)	30,000	30,180
		134,442
NETHERLANDS (3.4%)
Diversified Telecommunication Services (1.3%)
Bharti Airtel International Netherlands BV (EUR), 3.38%, 05/20/2021 (a)	100,000	121,436
Bite Finance International BV (EUR), 7.55%, 02/15/2018 (a)(b)	100,000	110,040
		231,476
Entertainment (0.6%)
PortAventura Entertainment Barcelona BV (EUR), 7.25%, 12/01/2020 (a)	100,000	118,187
Insurance (0.9%)
Aegon (EUR), 4.00%, 04/25/2044 (a)(b)	140,000	174,076
Real Estate (0.6%)
Deutsche Annington Finance BV (EUR), 4.00%, 12/17/2021 (a)(b)(c)	100,000	116,776
		640,515
NIGERIA (1.0%)
Commercial Banks (1.0%)
Zenith Bank PLC (USD), 6.25%, 04/22/2019 (a)	200,000	192,000
SWEDEN (1.1%)
Commercial Banks (1.1%)
Nordea Bank AB (USD), 5.50%, 09/23/2019 (a)(b)(c)	200,000	203,260
UNITED KINGDOM (4.8%)
Diversified Telecommunication Services (0.1%)
British Telecommunications PLC (USD), 5.95%, 01/15/2018	20,000	22,302
Electric Utilities (1.1%)
SSE PLC (USD), 5.63%, 10/01/2017 (a)(b)(c)	200,000	211,690
Entertainment (1.0%)
International Game Technology PLC (USD), 6.50%, 02/15/2025 (a)	200,000	194,000
Food Products (0.8%)
Boparan Finance PLC (GBP), 5.25%, 07/15/2019 (a)	100,000	141,412
Insurance (0.9%)
Scottish Widows PLC (GBP), 5.50%, 06/16/2023 (a)	100,000	164,481
Oil, Gas & Consumable Fuels (0.9%)
KCA Deutag UK Finance PLC (USD), 7.25%, 05/15/2021 (a)	200,000	171,500
		905,385
UNITED STATES (13.6%)
Aerospace & Defense (0.5%)
United Technologies Corp. (USD), 1.78%, 05/04/2018	86,000	86,381
Commercial Banks (3.6%)
Bank of America Corp., Series AA (USD), 6.10% (b)(c)	100,000	102,000
Citigroup, Inc.
(USD), 1.80%, 02/05/2018	180,000	180,317
(USD), 2.40%, 02/18/2020	110,000	110,059
JPMorgan Chase & Co. (USD), 3.88%, 09/10/2024	130,000	131,309
Santander Holdings USA, Inc. (USD), 2.65%, 04/17/2020	70,000	69,573
Wells Fargo & Co. (USD), 4.10%, 06/03/2026	80,000	82,915
		676,173
Computers & Peripherals (0.4%)
Apple, Inc. (USD), 3.45%, 02/09/2045	80,000	71,538
Diversified Financial Services (2.6%)
Ford Motor Credit Co. LLC (USD), 5.75%, 02/01/2021	200,000	230,924
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	100,000	118,000
Legg Mason, Inc.
(USD), 3.95%, 07/15/2024	50,000	51,651
(USD), 5.63%, 01/15/2044	20,000	22,929
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (b)	65,000	65,195
		488,699
Diversified Telecommunication Services (0.2%)
Verizon Communications, Inc.
(USD), 6.55%, 09/15/2043	20,000	25,024
(USD), 5.01%, 08/21/2054	19,000	18,762
		43,786
Electric Utilities (0.4%)
Exelon Generation Co. LLC (USD), 2.95%, 01/15/2020	46,000	46,729
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/2018	35,000	37,275
		84,004

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

36

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Energy Equipment & Services (2.1%)
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	$50,000	$54,454
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	22,000	22,200
Kinder Morgan, Inc. (USD), 5.55%, 06/01/2045	89,000	88,857
Sabine Pass Liquefaction LLC (USD), 6.25%, 03/15/2022	100,000	105,000
Williams Partners LP
(USD), 3.60%, 03/15/2022	90,000	90,066
(USD), 3.90%, 01/15/2025	32,000	31,526
		392,103
Food Products (0.2%)
HJ Heinz Finance Co.
(USD), 6.75%, 03/15/2032	5,000	6,250
(USD), 7.13%, 08/01/2039 (a)	30,000	40,312
		46,562
Healthcare Providers & Services (0.4%)
Laboratory Corp. of America Holdings (USD), 4.70%, 02/01/2045	57,000	57,352
Quest Diagnostics, Inc. (USD), 4.70%, 03/30/2045	10,000	9,903
		67,255
Insurance (0.4%)
American International Group, Inc. (USD), 4.38%, 01/15/2055	80,000	77,639
Media (0.5%)
CBS Corp. (USD), 4.60%, 01/15/2045	40,000	38,611
Comcast Corp. (USD), 6.95%, 08/15/2037	35,000	47,431
		86,042
Oil & Gas Services (0.8%)
Offshore Group Investment Ltd. (USD), 7.13%, 04/01/2023	220,000	140,800
Oil, Gas & Consumable Fuels (0.8%)
Exxon Mobil Corp. (USD), 3.57%, 03/06/2045	11,000	11,012
Marathon Petroleum Corp. (USD), 4.75%, 09/15/2044	80,000	80,050
Phillips 66 (USD), 4.88%, 11/15/2044	56,000	58,816
		149,878
Real Estate Investment Trust (REIT) Funds (0.1%)
DDR Corp. (USD), 3.63%, 02/01/2025	20,000	19,852
Transportation (0.6%)
Penske Truck Leasing Co. LP/PTL Finance Corp. (USD), 3.38%, 02/01/2022 (a)	116,000	115,323
		2,546,035
Total Corporate Bonds		8,291,454
MUNICIPAL BONDS (0.7%)
UNITED STATES (0.7%)
Georgia (0.4%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	55,000	71,165
Illinois (0.3%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	55,000	65,399
		136,564
Total Municipal Bonds		136,564
GOVERNMENT BONDS (37.1%)
CANADA (1.1%)
Canadian Government Bond (CAD), 4.00%, 06/01/2017	230,000	203,662
FINLAND (0.2%)
Finland Government Bond (EUR), 3.50%, 04/15/2021 (a)	30,000	40,352
FRANCE (1.1%)
France Government Bond OAT
(EUR), 4.75%, 04/25/2035	50,000	92,966
(EUR), 4.50%, 04/25/2041	55,000	106,552
		199,518
GERMANY (4.4%)
Bundesobligation
Series 167 (EUR), 1.00%, 10/12/2018	50,000	58,295
(EUR), 1.00%, 02/22/2019	99,000	115,750
Bundesrepublik Deutschland
Series 2008 (EUR), 4.25%, 07/04/2018	50,000	63,960
(EUR), 2.50%, 01/04/2021	100,000	127,902
(EUR), 2.00%, 01/04/2022	120,000	151,506
(EUR), 1.00%, 08/15/2024	90,000	107,213
Series 98 (EUR), 4.75%, 07/04/2028	94,000	162,581
(EUR), 2.50%, 08/15/2046	25,000	40,563
		827,770
ITALY (2.6%)
Buoni Poliennali Del Tesoro
(EUR), 4.50%, 03/01/2026 (a)	223,000	322,472
(EUR), 5.75%, 02/01/2033	51,000	87,921
(EUR), 5.00%, 09/01/2040 (a)	49,000	81,374
		491,767
JAPAN (7.9%)
Japan Government 20 Year Bond, Series 112 (JPY), 2.10%, 06/20/2029	46,100,000	461,438
Japan Government 30 Year Bond
Series 10 (JPY), 1.10%, 03/20/2033	14,500,000	124,400
(JPY), 2.40%, 03/20/2037	23,000,000	236,975
(JPY), 1.80%, 03/20/2043	26,750,000	248,622

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

37

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Japanese Government CPI Linked Bond (JPY), 0.10%, 03/10/2024 (d)	$44,530,300	$404,819
		1,476,254
MEXICO (2.8%)
Mexican Bonos (MXN), 10.00%, 12/05/2024	6,150,000	519,163
REPUBLIC OF IRELAND (1.6%)
Ireland Government Bond (EUR), 3.40%, 03/18/2024 (a)	214,000	293,821
SINGAPORE (2.3%)
Singapore Government Bond (SGD), 3.25%, 09/01/2020	540,000	436,630
SPAIN (4.4%)
Spain Government Bond
(EUR), 4.80%, 01/31/2024 (a)	516,000	743,573
(EUR), 1.95%, 07/30/2030 (a)	38,000	42,378
(EUR), 5.15%, 10/31/2044 (a)	23,000	40,303
		826,254
SWEDEN (4.7%)
Svensk Exportkredit AB (USD), 2.88%, 11/14/2023 (a)(b)	200,000	200,252
Sweden Government Bond
Series 1051 (SEK), 3.75%, 08/12/2017	1,000,000	130,992
(SEK), 2.50%, 05/12/2025	3,800,000	546,880
		878,124
UNITED KINGDOM (4.0%)
United Kingdom Treasury Gilt
(GBP), 1.75%, 01/22/2017 (a)	100,000	156,719
(GBP), 2.75%, 09/07/2024 (a)	50,000	82,560
(GBP), 4.25%, 12/07/2027 (a)	90,000	171,692
(GBP), 4.25%, 03/07/2036 (a)	40,000	79,552
(GBP), 4.25%, 09/07/2039 (a)	75,000	152,041
(GBP), 4.25%, 12/07/2049 (a)	50,000	107,968
		750,532
Total Government Bonds		6,943,847
GOVERNMENT AGENCIES (1.0%)
CHINA (1.0%)
Sinopec Group Overseas Development 2015 Ltd. (USD), 4.10%, 04/28/2045 (a)	200,000	193,763
Total Government Agencies		193,763
U.S. TREASURIES (1.9%)
UNITED STATES (1.9%)
U.S. Treasury Bonds
(USD), 4.38%, 11/15/2039	75,000	97,781
(USD), 3.00%, 11/15/2044	39,000	41,038
U.S. Treasury Notes
(USD), 4.13%, 05/15/2015	92,000	92,144
(USD), 1.38%, 03/31/2020	115,000	114,632
(USD), 2.00%, 02/15/2025	8,000	7,968
		353,563
Total U.S. Treasuries		353,563
REPURCHASE AGREEMENT (2.0%)
UNITED STATES (2.0%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $375,000 collateralized by U.S. Treasury Note, maturing 04/30/2020; total market value of $384,038	375,000	375,000
Total Repurchase Agreement		375,000
Total Investments (Cost $19,291,865) (e)—99.0%		18,528,611

Other assets in excess of liabilities—1.0%		191,701
Net Assets—100.0%		$18,720,312

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2015.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Inflation linked security.
(e)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

38

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Global Fixed Income Fund

At April 30, 2015, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Australian Treasury Bond 6%-10 year	UBS	13	06/15/2015	$(17,435)
Euro BOBL Futures	UBS	1	06/08/2015	(978)
Euro BTP Futures	UBS	2	06/08/2015	(2,182)
United States Treasury Note 6%-2 year	UBS	5	06/30/2015	4,676
United States Treasury Note 6%-5 year	UBS	1	06/30/2015	(252)
United States Treasury Note 6%-5 year	UBS	(19)	06/30/2015	(5,873)
United States Treasury Note 6%-10 year	UBS	(20)	06/19/2015	(12,258)
United States Treasury Note 6%-30 year	UBS	1	06/19/2015	(752)
United States Treasury Note 6%-30 year	UBS	(1)	06/19/2015	(940)
United States Treasury Bond 6%-Ultra Long	UBS	1	06/19/2015	(1,284)
				$(37,278)

At April 30, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
07/16/2015	Barclays Bank	AUD	206,000	USD	162,626	$162,366	$(260)
07/16/2015	JPMorgan Chase	AUD	49,000	USD	37,521	38,621	1,100

Canadian Dollar/United States Dollar
07/16/2015	Citibank	CAD	83,000	USD	68,158	68,723	565

Crech Koruna/United States Dollar
07/16/2015	JPMorgan Chase	CZK	660,000	USD	25,730	27,027	1,297

Danish Krone/United States Dollar
07/16/2015	JPMorgan Chase	DKK	288,000	USD	41,507	43,419	1,912
07/16/2015	Royal Bank Of Canada	DKK	124,000	USD	17,776	18,695	919

Euro/United States Dollar
07/16/2015	JPMorgan Chase	EUR	75,000	USD	81,314	84,290	2,976
07/16/2015	UBS	EUR	339,000	USD	359,738	380,993	21,255

Indian Rupee/United States Dollar
05/29/2015	Citibank	INR	11,918,000	USD	186,306	186,648	342

Japanese Yen/United States Dollar
07/16/2015	Deutsche Bank	JPY	145,566,000	USD	1,211,301	1,220,197	8,896

Malaysian Ringgit/United States Dollar
05/29/2015	UBS	MYR	140,000	USD	38,871	39,225	354

New Zealand Dollar/United States Dollar
07/16/2015	Royal Bank Of Canada	NZD	307,000	USD	229,480	232,672	3,192

NOK/United States Dollar
07/16/2015	JPMorgan Chase	NOK	206,000	USD	25,343	27,306	1,963

PLN/United States Dollar
07/16/2015	JPMorgan Chase	PLN	156,000	USD	41,211	43,234	2,023

South African Rand/United States Dollar
07/16/2015	JPMorgan Chase	ZAR	631,000	USD	52,187	52,425	238

South Korean Won/United States Dollar
05/29/2015	JPMorgan Chase	KRW	246,840,000	USD	225,240	230,229	4,989

Swiss Franc/United States Dollar
07/16/2015	Barclays Bank	CHF	158,000	USD	162,592	169,832	7,240
						$3,025,902	$59,001

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

39

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar 07/16/2015	Citibank	USD	187,124	AUD	241,000	$189,952	$(2,828)
United States Dollar/British Pound 07/16/2015	JPMorgan Chase	USD	341,619	GBP	232,000	355,940	(14,321)
United States Dollar/Canadian Dollar 07/16/2015	Goldman Sachs	USD	135,516	CAD	171,000	141,587	(6,071)
07/16/2015	JPMorgan Chase	USD	18,255	CAD	23,000	19,044	(789)
United States Dollar/Euro 07/16/2015	Barclays Bank	USD	492,910	EUR	461,000	518,105	(25,195)
07/16/2015	Citibank	USD	115,199	EUR	103,000	115,759	(560)
United States Dollar/MXN 07/16/2015	Goldman Sachs	USD	474,697	MXN	7,247,000	469,969	4,728
United States Dollar/New Zealand Dollar 07/16/2015	JPMorgan Chase	USD	18,747	NZD	25,000	18,947	(200)
United States Dollar/Singapore Dollar 07/16/2015	Citibank	USD	107,838	SGD	146,000	110,218	(2,380)
07/16/2015	UBS	USD	228,652	SGD	311,000	234,780	(6,128)
United States Dollar/South Korean Won 05/29/2015	Citibank	USD	186,761	KRW	201,141,000	187,605	(844)
United States Dollar/Swedish Krona 07/16/2015	Citibank	USD	751,708	SEK	6,559,000	788,265	(36,557)
07/16/2015	JPMorgan Chase	USD	18,616	SEK	162,000	19,469	(853)
United States Dollar/Swiss Franc 07/16/2015	JPMorgan Chase	USD	18,536	CHF	18,000	19,348	(812)
						$3,188,988	$(92,810)

At April 30, 2015, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Depreciation
British Pound/Euro 07/16/2015	Deutsche Bank	GBP	122,569	EUR	169,000	$188,358	$186,472	$(1,886)
New Zealand Dollar/Australian Dollar 07/16/2015	JPMorgan Chase	NZD	242,342	AUD	234,000	184,507	183,741	(766)
							$370,213	$(2,652)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

40

Aberdeen High Yield Fund (Unaudited)

The Aberdeen High Yield Fund (Class A shares at net asset value net of fees) returned -1.47% for the six-month period ended April 30, 2015, versus the 1.51% return of its benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Master II Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of High Yield Funds (consisting of 212 funds) was 1.00% for the period.

The U.S. high yield market garnered positive returns for the reporting period but experienced several periods of volatility. Reflecting the improvement in consumer spending, the consumer goods and retail sectors were the strongest performers within the BofA ML U.S. High Yield Master II Index for the period. Perhaps not surprisingly, the energy- and coal-related sectors saw negative returns amid the decline in oil and commodity prices for much of the period, and were the primary market laggards.

The high yield asset class lost ground in the last two months of 2014, as investor sentiment was dampened by the ongoing downturn in global energy and commodity prices, along with concerns regarding global economic growth. The market began 2015 on a cautious note, with most buying activity limited to the areas which investors perceived as “safe spots” (i.e., higher-rated,1 non-energy issues). However, high yield bonds subsequently rallied as volatility subsided and fund inflows to the asset class accelerated, creating a positive technical for the overall market.

There was much speculation regarding the direction of the U.S. Federal Reserve’s (Fed) monetary policy throughout the period. At its December 2014 meeting, the Federal Open Market Committee (FOMC) removed the reference to “considerable time” from its forward guidance. In a statement issued following its meeting on March 17-18, 2015, the FOMC commented that it expected inflation to “rise gradually toward 2 percent over the medium term as the labor market improves further and the transitory effects of energy price declines and other factors dissipate.” Finally, in April, the Fed acknowledged the slowdown in economic growth, but noted that “with appropriate policy accommodation, economic activity will expand at a moderate pace.” The FOMC maintained the fed funds rate near 0% while reiterating its position that it will increase the fed funds rate when it believes that there is further improvement in the labor market and a modest decline in the inflation rate to its 2% target.

At April 30, 2015, the BofA ML U.S. High Yield Master II Index carried a yield to worst2 of 5.92% and a spread to worst3 of +463 basis points (bps) – or 4.63% – up from 5.86% and +443 bps, respectively, at the beginning of the reporting period.

Default activity was relatively benign during the period with one notable exception, as Caesars Entertainment (which the Fund does not hold) officially defaulted in January 2015 following a missed coupon payment in December 2014, leading to a temporary spike in the U.S. high yield default rate. However, the par-weighted default rate4 decreased sharply in April 2015, as the effect of the March 2014 TXU Energy default rolled off. At the end of the reporting period, the par-weighted default rate stood at 1.86%, down 59 bps from its level six months earlier. The issuer-weighted default rate5 was 1.52%, rising 11 bps over the period.

The Fund’s underperformance relative to the benchmark BofA ML U.S. High Yield Master II Index for the reporting period was attributable largely to security selection in the weak-performing sectors of basic industry (mostly coal miners) and energy. Holdings in the telecommunications sector also detracted from performance.

Fund performance benefited primarily from security selection in the financial services and retail sectors, along with an overweight versus the benchmark in technology and electronics.

Regarding derivatives, the Fund’s use of credit default swaps6 had a small, positive impact on performance for the reporting period. Specifically, buy protection (short credit) positions in basic industry, energy and media credits contributed approximately 0.27% to Fund performance for the six-month period ended April 30, 2015.

Our portfolio activity during the reporting period was focused on re-evaluating the Fund’s holdings in the energy sector. We made several risk-reduction trades out of the energy space, including the outright sale of two offshore drilling issuers and two new short credit positions in what we believe are overvalued energy-related credits. Consequently, the Fund’s overall exposure to the energy sector declined over the period.

Energy- and coal-related credits continue to be a focal point within the U.S. high yield sector and remain a key driver of investor sentiment toward the broad market. Late in the reporting period, there were several creative financing deals that addressed near-term liquidity issues for energy companies. These issues, which in our view were well-placed and “priced to move,” garnered significant interest from investors. Therefore, we believe that investment bankers are likely to bring some of the more stressed energy names to market now that they have caught the attention of the high yield “herd.”

1	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
2	Yield to worst represents the lowest potential yield that can be received on a bond without the issuer actually defaulting.
3	Spread to worst comprises the difference in overall returns between two different classes of securities, or returns from the same class, but different representative securities. The spread to worst measures the difference from the weakest-performing security to the strongest, and can be seen as a measure of dispersion of returns within a given market or between markets.
4	The par-weighted default rate is calculated by dividing the dollar value of high yield issues in default by the total dollar value of the overall market.
5	The issuer-weighted default rate is expressed as a percentage of high yield debt issuers defaulting relative to the total number of issuers in the market.
6	Credit default swaps are employed to transfer the credit exposure of fixed income products between parties. The buyer of a credit default swap receives credit protection, while the seller of the swap guarantees the creditworthiness of the debt security.

2015 Semi-Annual Report

41

Aberdeen High Yield Fund (Unaudited) (concluded)

Access to the capital markets is clearly a positive development for the sector, but we think that the depth of the bid for energy debt remains unknown.

Away from commodity-related credits, we think that the market looks a lot like it has for the last several years. The vast majority of U.S. high yield issuers have access to the primary market for their financing needs at extremely attractive rates. While our central case scenario is for this environment to persist for the remainder of 2015, we are watching the U.S. Treasury market closely as we believe that an increase in rate volatility may be the most likely disruption to continued benign conditions in the current environment.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for illustrative purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2015

42

Aberdeen High Yield Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.		Inception
Class A	w/o SC	(1.47%	)	(3.97%	)	5.11%
	w/SC2	(5.68%	)	(8.02%	)	3.69%
Class C	w/o SC	(1.82%	)	(4.69%	)	4.37%
	w/SC3	(2.78%	)	(5.59%	)	4.37%
Class R4	w/o SC	(1.59%	)	(4.31%	)	4.89%
Institutional Service Class[4]	w/o SC	(1.44%	)	(3.84%	)	5.42%
Institutional Class[4]	w/o SC	(1.44%	)	(3.84%	)	5.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on February 27, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2015 Semi-Annual Report

43

Aberdeen High Yield Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative Performance of $10,000 invested in Class A shares of the Aberdeen High Yield Fund, the Bank of America Merrill Lynch U.S. High Yield Master II Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a capitalization-weighted index that tracks the performance of below investment grade corporate debt publicly issued in the U.S. domestic market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Corporate Bonds	90.5%
Repurchase Agreement	6.9%
Preferred Stocks	0.3%
Other assets in excess of liabilities	2.3%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	8.3%
Diversified Telecommunication Services	8.1%
Electric Utilities	6.3%
Media	6.3%
Chemicals	5.3%
Diversified Financial Services	4.5%
Commercial Services & Supplies	4.1%
Healthcare Providers & Services	4.0%
Entertainment	3.1%
Packaging & Containers	3.1%
Other	46.9%
100.0%

Top Holdings*
NRG Energy, Inc. 05/01/2024	2.1%
Sprint Communications, Inc. 11/15/2021	1.9%
T-Mobile USA, Inc. 04/28/2023	1.7%
Tenet Healthcare Corp. 04/01/2022	1.7%
Dana Holding Corp. 09/15/2023	1.6%
Nationstar Mortgage LLC 06/01/2022	1.6%
MGM Resorts International 12/15/2021	1.6%
Mediacom Broadband LLC / Mediacom Broadband Corp. 04/01/2023	1.5%
Mustang Merger Corp. 08/15/2021	1.5%
Penn National Gaming, Inc. 11/01/2021	1.5%
Other	83.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2015

44

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen High Yield Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (90.5%)
CANADA (4.3%)
Airlines (0.9%)
Air Canada (USD), 7.75%, 04/15/2021 (a)	$65,000	$69,876
Metals & Mining (0.5%)
First Quantum Minerals Ltd. (USD), 6.75%, 02/15/2020 (a)	40,000	37,200
Oil, Gas & Consumable Fuels (1.9%)
MEG Energy Corp. (USD), 6.38%, 01/30/2023 (a)	75,000	73,125
Teine Energy Ltd. (USD), 6.88%, 09/30/2022 (a)	80,000	79,400
		152,525
Pharmaceutical (1.0%)
Valeant Pharmaceuticals International, Inc. (USD), 5.88%, 05/15/2023 (a)	80,000	82,100
		341,701
LUXEMBOURG (1.2%)
Diversified Telecommunication Services (1.2%)
Intelsat Luxembourg SA (USD), 8.13%, 06/01/2023	105,000	96,108
NETHERLANDS (0.1%)
Semiconductors (0.1%)
Sensata Technologies BV (USD), 5.00%, 10/01/2025 (a)	10,000	10,325
SOUTH AFRICA (1.0%)
Paper & Forest Products (1.0%)
Sappi Papier Holding GmbH (USD), 7.50%, 06/15/2032 (a)	80,000	78,000
UNITED STATES (83.9%)
Aerospace & Defense (1.4%)
Kratos Defense & Security Solutions, Inc. (USD), 7.00%, 05/15/2019	48,000	42,720
TransDigm, Inc.
(USD), 6.00%, 07/15/2022	20,000	20,125
(USD), 6.50%, 07/15/2024	45,000	45,668
		108,513
Apparel (0.7%)
Quiksilver, Inc. / QS Wholesale, Inc. (USD), 10.00%, 08/01/2020	80,000	54,000
Auto Parts & Equipment (2.5%)
Dana Holding Corp. (USD), 6.00%, 09/15/2023	120,000	127,500
Goodyear Tire & Rubber Co. (The) (USD), 6.50%, 03/01/2021	65,000	68,770
		196,270
Building Materials (2.3%)
Building Materials Corp. of America (USD), 5.38%, 11/15/2024 (a)	65,000	66,625
Hardwoods Acquisition, Inc. (USD), 7.50%, 08/01/2021 (a)	90,000	86,175
Masco Corp. (USD), 6.50%, 08/15/2032	30,000	32,100
		184,900
Chemicals (5.3%)
Aruba Investments, Inc. (USD), 8.75%, 02/15/2023 (a)	70,000	69,737
Axiall Corp. (USD), 4.88%, 05/15/2023	90,000	90,900
Momentive Performance Materials, Inc. (USD), 3.88%, 10/24/2021	89,000	79,655
MPM Escrow LLC (USD), 8.88%, 10/15/2020	89,000	–
Tronox Finance LLC (USD), 6.38%, 08/15/2020	75,000	73,500
WR Grace & Co-Conn
(USD), 5.13%, 10/01/2021 (a)	50,000	52,125
(USD), 5.63%, 10/01/2024 (a)	50,000	53,750
		419,667
Coal (2.6%)
Alpha Natural Resources, Inc.
(USD), 3.75%, 12/15/2017	100,000	33,500
(USD), 6.25%, 06/01/2021	200,000	38,000
Arch Coal, Inc. (USD), 7.25%, 10/01/2020	174,000	60,465
CONSOL Energy, Inc. (USD), 8.00%, 04/01/2023 (a)	70,000	70,962
		202,927
Commercial Banks (1.2%)
Bank of America Corp., Series AA (USD), 6.10%, 03/17/2025 (b)(c)	95,000	96,900
Commercial Services & Supplies (4.1%)
Iron Mountain, Inc. (USD), 5.75%, 08/15/2024	80,000	82,804
Multi-Color Corp. (USD), 6.13%, 12/01/2022 (a)	50,000	52,000
Mustang Merger Corp. (USD), 8.50%, 08/15/2021 (a)	120,000	121,650
Service Corp. International/US (USD), 5.38%, 05/15/2024	47,000	49,937
United Rentals North America, Inc. (USD), 5.50%, 07/15/2025	15,000	15,196
		321,587
Distribution/Wholesale (1.4%)
LKQ Corp. (USD), 4.75%, 05/15/2023	115,000	113,275
Diversified Financial Services (4.5%)
Ally Financial, Inc. (USD), 5.13%, 09/30/2024	46,000	47,725
International Lease Finance Corp. (USD), 8.63%, 01/15/2022	55,000	70,262
Nationstar Mortgage LLC (USD), 6.50%, 06/01/2022	130,000	126,262
NewStar Financial, Inc. (USD), 7.25%, 05/01/2020 (a)	45,000	45,563
OneMain Financial Holdings, Inc.
(USD), 6.75%, 12/15/2019 (a)	10,000	10,525
(USD), 7.25%, 12/15/2021 (a)	55,000	58,229
		358,566
Diversified Telecommunication Services (6.9%)
CenturyLink, Inc., Series W (USD), 6.75%, 12/01/2023	60,000	64,905
Frontier Communications Corp.
(USD), 6.25%, 09/15/2021	30,000	29,775
(USD), 6.88%, 01/15/2025	40,000	38,740
Level 3 Financing, Inc. (USD), 5.38%, 05/01/2025 (a)	60,000	59,925
Qwest Corp. (USD), 6.88%, 09/15/2033	65,000	65,528

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

45

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen High Yield Fund

	Shares or Principal Amount	Value (US$)
Sprint Communications, Inc. (USD), 11.50%, 11/15/2021	$121,000	$147,015
T-Mobile USA, Inc. (USD), 6.84%, 04/28/2023	130,000	137,475
		543,363
Electric Utilities (6.3%)
Calpine Corp.
(USD), 7.88%, 01/15/2023 (a)	39,000	42,900
(USD), 5.75%, 01/15/2025	40,000	40,202
DPL, Inc. (USD), 6.75%, 10/01/2019 (a)	35,000	37,450
Dynegy, Inc. (USD), 7.63%, 11/01/2024 (a)	75,000	80,625
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (USD), 11.75%, 03/01/2022 (a)(d)	23,803	26,838
GenOn Energy, Inc. (USD), 9.88%, 10/15/2020	100,000	103,100
NRG Energy, Inc. (USD), 6.25%, 05/01/2024	165,000	168,712
		499,827
Electrical Components & Equipment (1.0%)
Belden, Inc. (USD), 5.25%, 07/15/2024 (a)	80,000	81,000
Energy Equipment & Services (1.8%)
Regency Energy Partners LP / Regency Energy Finance Corp. (USD), 4.50%, 11/01/2023	85,000	87,338
Sabine Pass Liquefaction LLC (USD), 5.63%, 04/15/2023	55,000	55,550
		142,888
Entertainment (3.1%)
MGM Resorts International (USD), 6.63%, 12/15/2021	115,000	123,050
Penn National Gaming, Inc. (USD), 5.88%, 11/01/2021	120,000	119,700
		242,750
Food Products (1.8%)
HJ Heinz Finance Co. (USD), 7.13%, 08/01/2039 (a)	29,000	38,969
Post Holdings, Inc. (USD), 7.38%, 02/15/2022	98,000	101,675
		140,644
Healthcare Providers & Services (4.0%)
CHS/Community Health Systems, Inc. (USD), 6.88%, 02/01/2022	80,000	84,900
HCA, Inc. (USD), 4.75%, 05/01/2023	90,000	94,500
Tenet Healthcare Corp. (USD), 8.13%, 04/01/2022	125,000	136,406
		315,806
Holding Companies-Diversified Operations (0.3%)
Argos Merger Sub, Inc. (USD), 7.13%, 03/15/2023 (a)	25,000	26,250
Home Builders (2.0%)
DR Horton, Inc. (USD), 5.75%, 08/15/2023	60,000	65,100
Meritage Homes Corp. (USD), 7.00%, 04/01/2022	50,000	53,500
Standard Pacific Corp. (USD), 5.88%, 11/15/2024	35,000	36,312
		154,912
Household Products/Wares (0.6%)
Sun Products Corp. (USD), 7.75%, 03/15/2021 (a)	55,000	48,469
Information Technology Services (1.4%)
SunGard Data Systems, Inc. (USD), 6.63%, 11/01/2019	110,000	114,675
Internet (1.1%)
Cogent Communications Group, Inc. (USD), 5.38%, 03/01/2022 (a)	90,000	90,225
Iron/Steel (1.3%)
Steel Dynamics, Inc.
(USD), 5.13%, 10/01/2021 (a)	15,000	15,338
(USD), 5.50%, 10/01/2024 (a)	85,000	87,762
		103,100
Machinery-Diversified (1.2%)
Gardner Denver, Inc. (USD), 6.88%, 08/15/2021 (a)	100,000	93,000
Media (6.3%)
Cablevision Systems Corp. (USD), 5.88%, 09/15/2022	100,000	106,000
CCO Holdings LLC/CCO Holdings Capital Corp. (USD), 5.75%, 01/15/2024	85,000	86,062
Mediacom Broadband LLC / Mediacom Broadband Corp. (USD), 6.38%, 04/01/2023	115,000	121,900
MHGE Parent LLC / MHGE Parent Finance, Inc. (USD), 8.50%, 08/01/2019 (a)	67,000	68,675
Sinclair Television Group, Inc. (USD), 5.63%, 08/01/2024 (a)	35,000	35,613
WideOpenWest Finance LLC/WideOpenWest Capital Corp. (USD), 13.38%, 10/15/2019	75,000	81,375
		499,625
Metal Fabricate/Hardware (0.9%)
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp. (USD), 9.75%, 06/15/2019 (a)	65,000	70,444
Metals & Mining (1.0%)
Compass Minerals International, Inc. (USD), 4.88%, 07/15/2024 (a)	80,000	80,600
Oil & Gas Services (0.4%)
Forbes Energy Services Ltd. (USD), 9.00%, 06/15/2019	45,000	32,625
Oil, Gas & Consumable Fuels (6.4%)
Approach Resources, Inc. (USD), 7.00%, 06/15/2021	50,000	45,125
Blue Racer Midstream LLC / Blue Racer Finance Corp. (USD), 6.13%, 11/15/2022 (a)	45,000	46,800
California Resources Corp. (USD), 5.50%, 09/15/2021	35,000	33,163
Carrizo Oil & Gas, Inc.
(USD), 7.50%, 09/15/2020	20,000	21,046
(USD), 6.25%, 04/15/2023	20,000	20,300
CrownRock LP / CrownRock Finance, Inc. (USD), 7.13%, 04/15/2021 (a)	20,000	20,700
Oasis Petroleum, Inc. (USD), 6.88%, 03/15/2022	80,000	81,400
PBF Holding Co. LLC / PBF Finance Corp. (USD), 8.25%, 02/15/2020	55,000	58,300
Rex Energy Corp. (USD), 8.88%, 12/01/2020	65,000	55,900
Rosetta Resources, Inc. (USD), 5.88%, 06/01/2024	70,000	69,475
Sunoco LP / Sunoco Finance Corp. (USD), 6.38%, 04/01/2023 (a)	55,000	57,200
Thunderbird Resources Equity, Inc. (USD), 9.00%, 03/02/2018 (d)(e)	367,000	–
		509,409

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

46

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen High Yield Fund

	Shares or Principal Amount	Value (US$)
Packaging & Containers (3.1%)
Owens-Brockway Glass Container, Inc.
(USD), 5.00%, 01/15/2022 (a)	$40,000	$41,050
(USD), 5.38%, 01/15/2025 (a)	40,000	41,400
Paperworks Industries, Inc. (USD), 9.50%, 08/15/2019 (a)	65,000	65,650
Sealed Air Corp. (USD), 5.25%, 04/01/2023 (a)	90,000	94,050
		242,150
Paper & Forest Products (1.1%)
Verso Paper Holdings LLC / Verso Paper, Inc. (USD), 11.75%, 01/15/2019	95,000	83,205
Real Estate (1.1%)
AAF Holdings LLC/AAF Finance Co., PIK (USD), 12.00%, 07/01/2019 (a)	98,825	90,425
Real Estate Investment Trust (REIT) Funds (1.9%)
Corrections Corp. of America (USD), 4.63%, 05/01/2023	75,000	75,563
Crown Castle International Corp.
(USD), 4.88%, 04/15/2022	16,000	16,690
(USD), 5.25%, 01/15/2023	55,000	58,058
		150,311
Retail (1.1%)
Neiman Marcus Group Ltd., LLC, PIK (USD), 8.75%, 10/15/2021 (a)	80,000	86,000
Semiconductors (1.1%)
Micron Technology, Inc. (USD), 5.25%, 01/15/2024 (a)	85,000	84,150
Software (0.6%)
First Data Corp. (USD), 12.63%, 01/15/2021	40,000	47,220
Transportation (0.1%)
XPO Logistics, Inc. (USD), 7.88%, 09/01/2019 (a)	10,000	10,625
		6,640,303
Total Corporate Bonds		7,166,437
PREFERRED STOCKS (0.3%)
UNITED STATES (0.3%)
Ally Financial, Inc., Preferred Shares (USD), 7.00%, 06/29/2015 (a)(b)	25	25,472
Total Preferred Stocks		25,472
REPURCHASE AGREEMENT (6.9%)
UNITED STATES (6.9%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $546,000 collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $557,000	546,000	546,000
Total Repurchase Agreement		546,000
Total Investments (Cost $8,253,492) (f)—97.7%		7,737,909

Other assets in excess of liabilities—2.3%		180,988
Net Assets—100.0%		$7,918,897

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2015.
(d)	Security is in default.
(e)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of April 30, 2015.
(f)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
PIK	Payment In Kind
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

47

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen High Yield Fund

At April 30, 2015, the Fund held the following credit default swaps:

Buy Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
Barclays Bank	06/20/2020	75,000	Pay: Fixed rate equal to 5.00% Receive: Chesapeake Energy Corp., 08/15/20, 6.63%	$(556)	4.00%
Deutsche Bank AG	12/20/2019	100,000	Pay: Fixed rate equal to 5.00% Receive: AK Steel Corp., 5/15/20, 7.63%	5,727	8.45%
Deutsche Bank AG	12/20/2019	100,000	Pay: Fixed rate equal to 5.00% Receive: AK Steel Corp., 5/15/20, 7.63%	5,754	8.45%
JP Morgan Chase	03/20/2020	92,500	Pay: Fixed rate equal to 1.00% Receive: Time Warner Cable Inc., 1/5/17, 5.85%	4,157	1.43%
JP Morgan Chase	03/20/2020	115,000	Pay: Fixed rate equal to 5.00% Receive: Transocean, Inc., 04/15/18, 7.38%	(4,404)	7.06%
				$10,678

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

48

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A shares at NAV) returned 0.67% for the six-month period ended April 30, 2015, versus the 1.16% return of its benchmark, the Barclays Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General & Insured Municipal Debt Funds (consisting of 92 funds) was 1.22% for the period.

The U.S. municipal bond market experienced several periods of volatility over the reporting period. The benchmark Barclays Municipal Bond Index recorded positive returns for the first three months of the period, led by long-dated bonds (those with maturities of 10 years or more). The index garnered its thirteenth consecutive monthly gain in January 2015. However, the market reversed direction in February amid the rise in U.S. Treasury yields during the month, with the yield to worst on the index widening by 21 basis points (bps) – or 0.21% – to 2.00%. The index saw a modest gain in March before ending the reporting period with a decline of 0.52% in April. Despite the market volatility, the yield to worst was up just 3 bps over the period.

A combination of a strengthening U.S. dollar, falling oil prices, economic growth concerns in Europe and Asia, and rolling troubled hotspots caused volatility to spike in risk markets in late 2014. There was much speculation regarding the direction of the U.S. Federal Reserve’s (Fed) monetary policy throughout the period. At its December 2014 meeting, the Federal Open Market Committee (FOMC) removed the reference to “considerable time” from its forward guidance. However, its overall statement was balanced citing healthy U.S. growth tempered with below–historical-trend inflation due to declining energy prices. Fed Chair Janet Yellen spoke favorably about the U.S. economic outlook at a testimony before the Senate Banking committee in late February. However, in a statement issued following its meeting on March 17-18, 2015, the FOMC commented that it expects inflation to “rise gradually toward 2 percent over the medium term as the labor market improves further and the transitory effects of energy price declines and other factors dissipate.” Finally, in April, the Fed acknowledged the slowdown in economic growth, but noted that “with appropriate policy accommodation, economic activity will expand at a moderate pace.” The FOMC maintained the fed funds rate near 0% while reiterating its position that it will increase the fed funds rate when it believes that there is further improvement in the labor market and a modest decline in the inflation rate to its 2% target.

The upturn in the U.S. economy paused in the first quarter of the year. The Commerce Department’s second estimate of gross domestic product came in at -0.7% – below both its initial estimate of a 0.2% uptick and the 2.2% gain seen in the fourth quarter of 2014. The decline was attributable mainly to an upturn in imports and decreases in private inventory investment and consumer spending. In early May, the U.S. Department of Labor reported that non-farm payrolls expanded by 223,000 in April, while the unemployment rate dipped marginally to 5.4% – its lowest level in seven years. Tempering the outlook somewhat, however, the job gains for March 2015 were adjusted significantly downward and the labor force participation rate1 remained near its 37-year trough.

Interest rates declined modestly (and bond prices rose) over the reporting period. Consequently, the Fund’s shorter duration relative to that of its benchmark, the Barclays Municipal Bond Index, had a negative impact on performance. Furthermore, the Fund had a larger percentage of pre-refunded bonds compared to the Barclays Municipal Bond Index. Pre-refunded bonds are securities for which the issuer has posted U.S. Treasury bonds as collateral for the ultimate repayment of the issue’s face value. While this lowers the risk for these securities, in periods where investors are more risk-tolerant – as they were for much of the reporting period – pre-refunded bonds historically have underperformed. The Fund’s overweight in pre-refunded bonds was the largest detractor from performance over the period.

In contrast, the largest contributors to Fund performance for the reporting period were the overweight versus the benchmark to the power sector and the relative underweight to state and local general obligation bonds.

The Fund did not employ any derivatives during the period.

There were few changes to the Fund during the reporting period. Turnover was approximately 4.0% over the period, as we sold bonds with near-term maturities and low yields and used the proceeds and cash on hand to buy higher-yielding bonds with intermediate- and longer-term maturities.

We think that the technical backdrop in the municipal market remains strong. New issue supply at the end of the reporting period in April was up 48% from the same period a year earlier.2 Refunding of existing bonds at lower rates accounted for approximately two-thirds of the new bonds issued during the month. President Barack Obama’s proposed budget includes a plan to broaden the scope of projects eligible for financing with tax-exempt bonds to include public-private partnerships in an effort to increase investment in infrastructure projects. If passed into law, we believe that this could increase the supply of tax-exempt bonds.

The governor of Puerto Rico has been developing a proposal to establish a value added tax (VAT) to replace the Commonwealth’s sales and personal income taxes. Towards the end of the reporting period in April, the legislature voted against the VAT proposal. The negative vote has delayed the ability of the Commonwealth to issue new debt this spring to provide additional liquidity.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The Investment return and principal

1	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.
2	Source: Barclays, May 2015

2015 Semi-Annual Report

49

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Semi-Annual Report 2015

50

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2015)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	0.67%		3.33%		4.02%	3.74%
	w/SC2	(3.61%	)	(1.10%	)	3.12%	3.29%
Class C	w/o SC	0.30%		2.57%		3.27%	2.99%
	w/SC3	(0.69%	)	1.57%		3.27%	2.99%
Class R4	w/o SC	0.45%		3.09%		4.07%	3.90%
Institutional Service Class[4]	w/o SC	0.70%		3.60%		4.30%	4.01%
Institutional Class[4,5]	w/o SC	0.69%		3.59%		4.30%	4.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. This performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

2015 Semi-Annual Report

51

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Municipal Bond Index is a broad market performance benchmark for the tax exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum Tax.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Municipal Bonds	98.0%
Repurchase Agreement	0.6%
Other assets in excess of liabilities	1.4%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	6.9%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	5.1%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	2.9%
State of Texas General Obligation Unlimited Bonds (Transportation Commission), Unrefunded 04/01/2020	2.7%
University of California Revenue Bonds, Series Q 05/15/2029	2.6%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 02/15/2018	2.6%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.4%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.3%
County of King General Obligation Limited Bonds 01/01/2025	2.3%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.3%
Other	67.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top States
Texas	25.6%
California	14.1%
New York	7.9%
Pennsylvania	7.1%
Washington	5.9%
Massachusetts	5.8%
Georgia	5.3%
New Hampshire	3.5%
New Jersey	3.4%
Louisiana	3.1%
Other	18.3%
100.0%

Semi-Annual Report 2015

52

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (98.0%)
Alaska (1.2%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	$1,000,000	$1,148,110
California (14.1%)
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (a)	1,000,000	647,620
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,136,010
Chula Vista Industrial Development Revenue Bonds (San Diego Gas & Electric), Series A, 1.65%, 07/01/2018	500,000	501,585
Foothill-Eastern Transportation Corridor Agency Revenue Bonds, Series B2, 5.00%, 01/15/2053 (b)	1,000,000	1,114,120
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/2025	1,000,000	1,177,630
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.13%, 11/01/2029	500,000	619,735
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/2039	500,000	677,690
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	354,951
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/2026	465,000	532,951
State of California General Obligation Unlimited Bonds, Series A,
5.00%, 07/01/2022	1,100,000	1,160,115
5.00%, 03/01/2026	2,000,000	2,071,380
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,126,000
University of California Revenue Bonds, Series Q, 5.25%, 05/15/2029	2,320,000	2,560,514
		13,680,301
Colorado (1.1%)
Colorado Health Facilities Authority Revenue Bonds (Evangelical Lutheran Good Samaritan Society), 5.00%, 12/01/2042	1,000,000	1,061,040
Florida (2.5%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,033,420
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,088,400
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	293,155
		2,414,975
Georgia (5.3%)
Appling County Development Authority Revenue Bonds (Oglethorpe Power Corporation Project), Series A, 2.40%, 01/01/2038 (b)	1,000,000	1,007,850
Burke County Development Authority Pollution Control Revenue (Transmission Corp. Vogtle Project), 1.30%, 01/01/2052	1,000,000	1,000,000
Burke County Development Authority Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (b)	1,000,000	1,012,040
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	573,925
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	114,516
Municipal Electric Authority of Georgia Revenue Bonds
Prerefunded/Escrowed to Maturity, Series V, 6.60%, 01/01/2018	355,000	388,051
Unrefunded, Series V, 6.60%, 01/01/2018	1,005,000	1,079,068
		5,175,450
Illinois (0.6%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	594,670
Kentucky (1.1%)
County of Carroll Pollution Control Revenue Bonds (Utilities Company Project), Series C, 0.20%, 10/01/2032 (b)	1,200,000	1,106,330
Louisiana (3.1%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	624,791
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (b)	1,250,000	1,341,462
Saint John The Baptist Parish Revenue Bonds (Marathon Oil), Series A, 5.13%, 06/01/2037	1,000,000	1,055,790
		3,022,043
Massachusetts (5.8%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2016	1,000,000	1,071,550
5.50%, 10/01/2018	2,000,000	2,294,060
5.50%, 08/01/2019	1,000,000	1,173,550
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center) Series C, 5.00%, 07/01/2017	500,000	545,010
Unrefunded, Series C, 5.00%, 07/01/2017	500,000	540,305
		5,624,475
Michigan (1.1%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	1,035,279

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

53

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
Minnesota (0.6%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	$500,000	$571,475
Nebraska (0.9%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	860,888
New Hampshire (3.5%)
New Hampshire Business Finance Authority Pollution Control Refunding Revenue Bonds (United Illuminating Company Project), Series A, 0.36%, 10/01/2033 (b)	1,230,000	1,129,532
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/2039	1,000,000	1,133,600
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,118,180
		3,381,312
New Jersey (3.4%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,198,940
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series C, 6.50%, 01/01/2016	40,000	41,636
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 06/15/2017	1,000,000	1,083,830
		3,324,406
New York (7.9%)
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,149,540
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,791,225
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,444,142
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,120,230
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,159,490
		7,664,627
North Dakota (1.1%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,043,900
Ohio (1.4%)
Jobs Ohio Beverage System Revenue Bonds, Series A, 5.00%, 01/01/2018	500,000	549,090
Ohio Air Quality Development Authority Revenue Bonds, Prerefunded, Series A, 5.75%, 06/01/2033 (b)	800,000	839,096
		1,388,186
Pennsylvania (7.1%)
Pennsylvania Beaver County Industrial Development Authority Revenue Bonds, 3.50%, 04/01/2041 (b)	1,000,000	1,035,270
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	928,024
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	4,100,000	5,000,114
		6,963,408
Puerto Rico (1.8%)
Puerto Rico Sales Tax Financing Corp. Revenue Bonds
Series C, 5.00%, 08/01/2022	750,000	629,370
Series A, 0.00%, 08/01/2054 (a)	15,875,000	1,112,361
		1,741,731
Rhode Island (0.7%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	734,235
South Carolina (0.4%)
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/2030	350,000	387,867
Tennessee (0.6%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	587,520
Texas (25.6%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/2030	1,575,000	1,772,127
Dallas Area Rapid Transit Revenue Bonds 5.00%, 12/01/2036	730,000	781,735
Unrefunded, 5.00%, 12/01/2036	520,000	550,430
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,176,830
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 02/15/2018	2,300,000	2,559,440
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	6,722,546
Lower Colorado River Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series B, 6.00%, 01/01/2017	1,245,000	1,354,921

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

54

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	$1,000,000	$1,020,760
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/2016	500,000	525,390
State of Texas General Obligation Unlimited Bonds (Transportation Commission)
Prerefunded, 5.00%, 04/01/2020	95,000	102,851
Unrefunded, 5.00%, 04/01/2020	2,405,000	2,606,154
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	1,050,000	1,190,417
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/2027	1,500,000	1,616,520
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,212,396
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	500,000	617,835
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,133,560
		24,943,912
Washington (5.9%)
City of Seattle Water System Revenue Bonds, 5.00%, 02/01/2026	1,000,000	1,106,070
County of King General Obligation Limited Bonds, 5.00%, 01/01/2025	2,000,000	2,203,560
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,266,380
Series C, 5.00%, 01/01/2026	200,000	221,300
		5,797,310
West Virginia (0.6%)
West Virginia Economic Development Authority Revenue Bonds, Unrefunded, Series A, 1.90%, 03/01/2040 (b)	550,000	550,204
Wisconsin (0.6%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	563,045
Total Municipal Bonds		95,366,699
REPURCHASE AGREEMENT (0.6%)
UNITED STATES (0.6%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 04/30/2015, due 05/01/2015, repurchase price $597,000, collateralized by U.S. Treasury Bond, maturing 02/15/2041; total market value of $612,700	597,000	597,000
Total Repurchase Agreement		597,000
Total Investments (Cost $88,200,170) (c)—98.6%		95,963,699

Other assets in excess of liabilities—1.4%		1,319,576
Net Assets—100.0%		$97,283,275

(a)	Issued with a zero coupon.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2015.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows: (Unaudited)

Industry	Percent	Value
General Obligation	21.9%	$21,034,794
Higher Education	15.3%	14,694,368
Medical	12.7%	12,168,161
Development	9.5%	9,111,661
General	9.3%	8,871,070
Transportation	9.2%	8,856,220
Pollution	6.4%	6,107,758
Power	4.0%	3,829,890
Education	3.5%	3,334,950
School District	3.2%	3,092,391
Utilities	1.7%	1,627,585
Water	1.5%	1,461,021
Airport	1.2%	1,176,830
Cash	0.6%	597,000
	100.0%	95,963,699

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

55

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Class A shares at net asset value net of fees) returned 0.05% for the six-month period ended April 30, 2015, versus the 0.15% return of its benchmark, the Bank of America Merrill Lynch 1-Year Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Ultra-Short Obligation Funds (consisting of 52 funds) was 0.21% for the period.

The U.S. fixed income markets experienced some volatility over the reporting period in response to varied economic data reports and the Federal Reserve’s (Fed) comments regarding monetary policy. The broader-market Barclays U.S. Aggregate Bond Index returned 2.06% for the reporting period, as yields declined in all but the shortest segments of the U.S. Treasury yield curve. The yields on the one-year Treasury bill and two-year Treasury note rose 13 and 8 basis points (bps) – or 0.13% and 0.08%, respectively – to 0.24% and 0.58% over the period.

A combination of a strengthening U.S. dollar, falling oil prices, economic growth concerns in Europe and Asia, and rolling troubled hotspots caused volatility to spike in risk markets in late 2014. There was much speculation regarding the direction of the Fed’s monetary policy throughout the period. At its December 2014 meeting, the Federal Open Market Committee (FOMC) removed the reference to “considerable time” from its forward guidance. However, its overall statement was balanced, citing healthy U.S. growth tempered with below – historical-trend inflation due to declining energy prices. Fed Chair Janet Yellen spoke favorably about the U.S. economic outlook at a testimony before the Senate Banking committee in late February. However, in a statement issued following its meeting on March 17-18, 2015, the FOMC commented that it expects inflation to “rise gradually toward 2 percent over the medium term as the labor market improves further and the transitory effects of energy price declines and other factors dissipate.” Finally, in April, the Fed acknowledged the slowdown in economic growth, but noted that “with appropriate policy accommodation, economic activity will expand at a moderate pace.” The FOMC maintained the fed funds rate near 0% while reiterating its position that it will increase the fed funds rate when it believes that there is further improvement in the labor market and a modest decline in the inflation rate to its 2% target.

The upturn in the U.S. economy paused in the first quarter of the year. The Commerce Department’s initial estimate of gross domestic product growth came in at an annualized rate of 0.2% – well below the 2.2% gain seen in the fourth quarter of 2014. An uptick in consumer spending was offset by a sharp decline in exports, which continued to face headwinds from a strong U.S. dollar. In early May, the U.S. Department of Labor reported that non-farm payrolls expanded by 223,000 in April, while the unemployment rate dipped marginally to 5.4% – its lowest level in seven years. Tempering the outlook somewhat, the job gains for March were adjusted significantly downward and the labor force participation rate remained near its 37-year trough.

We employed interest rate futures during the reporting period as a hedge against interest rate risk. Over the period, these positions subtracted 3 bps from the Fund’s total return.

Conversely, Fund performance benefited from a significant allocation to spread assets, most notably in the banking sector, which were strong performers over the reporting period.

There were no notable changes to the Fund’s strategy during the period.

We believe that U.S. economic growth may rebound in the second quarter of 2015 as there will no longer be a weather-related drag and the shutdown of West Coast ports in a labor dispute earlier this year has been resolved. Furthermore, we think that the recent low inflation readings should subside somewhat as oil and gas prices have rebounded. These developments may potentially lead to the beginning of the Fed tightening cycle later this year.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Futures are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2015

56

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2015)		Six Month†		1 Yr.		Inception[1]
Class A2	w/o SC	0.05%		0.00%		0.52%
	w/SC3	(4.18%	)	(4.23%	)	(0.45%	)
Institutional Service Class[2,4]	w/o SC	0.27%		0.34%		0.68%
Institutional Class[4]	w/o SC	0.17%		0.24%		0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund commenced operations on November 30, 2010.
2	Returns before the first offering of Class A (November 22, 2011), and the Institutional Service Class (January 20, 2012) are based on the previous performance of the Institutional Class. This performance of Class A and the Institutional Service Class is substantially similar to what the Class A and Institutional Service Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	Not subject to any sales charges.

2015 Semi-Annual Report

57

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2015)

Comparative Performance of $10,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is a capitalization-weighted index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2015 (Unaudited)

Asset Allocation
Corporate Bonds	81.7%
U.S. Treasuries	9.8%
U.S. Agencies	7.0%
Asset-Backed Securities	0.8%
Other assets in excess of liabilities	0.7%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	20.0%
Diversified Financial Services	9.9%
Oil, Gas & Consumable Fuels	9.6%
Electric Utilities	6.3%
Insurance	6.1%
Pharmaceutical	5.5%
Auto Manufacturers	4.6%
Diversified Telecommunication Services	2.6%
Food Products	2.3%
Gas Utilities	1.8%
Other	31.3%
100.0%
Top Holdings
U.S. Treasury Notes 03/31/2016	5.4%
U.S. Treasury Notes 12/31/2016	3.8%
Federal Home Loan Bank 11/23/2016	2.3%
Federal Home Loan Mortgage Corp. 11/16/2015	2.3%
General Electric Capital Corp. 07/12/2016	1.7%
Daimler Finance North America LLC 08/01/2016	1.7%
John Deere Capital Corp., Series FIX 10/11/2016	1.7%
Berkshire Hathaway Finance Corp. 08/15/2016	1.7%
Principal Life Global Funding II 12/11/2015	1.7%
Bank of America Corp. 10/09/2015	1.7%
Other	76.0%
100.0%

Semi-Annual Report 2015

58

Statement of Investments

April 30, 2015 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (0.8%)
AUSTRALIA (0.2%)
SMART Trust, Series 2012-4US, Class A3B (USD), 0.73%, 03/14/2017 (a)	$18,600	$18,604
UNITED STATES (0.6%)
Santander Drive Auto Receivables Trust, Series 2011-1, Class D (USD), 4.01%, 02/15/2017	54,777	55,165
Total Asset-Backed Securities		73,769
CORPORATE BONDS (81.7%)
AUSTRALIA (1.2%)
Commercial Banks (1.2%)
Westpac Banking Corp. (USD), 0.69%, 11/25/2016 (a)	100,000	100,322
BELGIUM (1.7%)
Beverages (1.7%)
Anheuser-Busch InBev Finance, Inc. (USD), 0.47%, 01/27/2017 (a)	150,000	149,704
CANADA (8.1%)
Commercial Banks (5.5%)
Bank of Montreal (USD), 0.80%, 07/15/2016 (a)	100,000	100,487
Bank of Nova Scotia (USD), 0.80%, 07/15/2016 (a)	125,000	125,593
Royal Bank of Canada (USD), 0.61%, 01/23/2017 (a)	150,000	150,270
Toronto-Dominion Bank (The) (USD), 0.72%, 09/09/2016 (a)	100,000	100,400
		476,750
Electric Utilities (0.4%)
TransAlta Corp. (USD), 1.90%, 06/03/2017	35,000	34,895
Oil, Gas & Consumable Fuels (2.2%)
Canadian Natural Resources Ltd. (USD), 1.75%, 01/15/2018	40,000	39,828
Total Capital Canada Ltd. (USD), 0.66%, 01/15/2016 (a)	150,000	150,350
		190,178
		701,823
GERMANY (1.7%)
Auto Manufacturers (1.7%)
Daimler Finance North America LLC (USD), 1.45%, 08/01/2016 (b)	150,000	151,036
LUXEMBOURG (1.2%)
Pharmaceutical (1.2%)
Actavis Funding SCS (USD), 1.14%, 09/01/2016 (a)	100,000	100,267
NETHERLANDS (1.7%)
Oil, Gas & Consumable Fuels (1.7%)
Shell International Finance BV (USD), 0.47%, 11/15/2016 (a)	150,000	150,272
SWITZERLAND (0.9%)
Metals & Mining (0.9%)
Glencore Funding LLC (USD), 1.70%, 05/27/2016 (b)	75,000	75,247
UNITED KINGDOM (5.6%)
Commercial Banks (2.7%)
Abbey National Treasury Services PLC (USD), 4.00%, 04/27/2016	140,000	144,329
Royal Bank of Scotland Group PLC (USD), 2.55%, 09/18/2015	85,000	85,494
		229,823
Oil, Gas & Consumable Fuels (1.7%)
BP Capital Markets PLC (USD), 0.68%, 11/07/2016 (a)	150,000	150,292
Pharmaceutical (1.2%)
GlaxoSmithKline Capital, Inc. (USD), 0.70%, 03/18/2016	100,000	100,205
		480,320
UNITED STATES (59.6%)
Aerospace & Defense (1.7%)
Rockwell Collins, Inc. (USD), 0.62%, 12/15/2016 (a)	150,000	150,138
Auto Manufacturers (2.9%)
Ford Motor Credit Co. LLC (USD), 5.63%, 09/15/2015	100,000	101,731
PACCAR Financial Corp. (USD), 1.45%, 03/09/2018	100,000	100,415
Toyota Motor Credit Corp. (USD), 0.60%, 01/12/2018 (a)	50,000	50,051
		252,197
Commercial Banks (10.6%)
Bank of America Corp. (USD), 1.50%, 10/09/2015	150,000	150,473
Capital One Financial Corp. (USD), 1.00%, 11/06/2015	100,000	100,117
Citigroup, Inc. (USD), 1.30%, 11/15/2016	100,000	100,048
HSBC USA, Inc. (USD), 0.72%, 03/03/2017 (a)	100,000	100,089
JPMorgan Chase & Co. (USD), 0.88%, 02/26/2016 (a)	150,000	150,303
Morgan Stanley (USD), 1.88%, 01/05/2018	100,000	100,352
Wells Fargo & Co.
(USD), 1.19%, 06/26/2015 (a)	68,000	68,099
(USD), 0.56%, 06/02/2017 (a)	150,000	149,995
		919,476
Diversified Financial Services (9.9%)
American Express Credit Corp. (USD), 1.30%, 07/29/2016	100,000	100,516
BlackRock, Inc. (USD), 1.38%, 06/01/2015	150,000	150,097
General Electric Capital Corp.
(USD), 1.13%, 05/09/2016 (a)	25,000	25,217
(USD), 0.93%, 07/12/2016 (a)	150,000	151,063
HSBC Finance Corp. (USD), 5.00%, 06/30/2015	90,000	90,612
John Deere Capital Corp., Series FIX (USD), 1.05%, 10/11/2016	150,000	150,677
National Rural Utilities Cooperative Finance Corp. (USD), 0.95%, 04/24/2017	40,000	39,970
Santander Holdings USA, Inc. (USD), 3.00%, 09/24/2015	149,000	149,952
		858,104

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

59

Statement of Investments (continued)

April 30, 2015 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value (US$)
Diversified Telecommunication Services (2.6%)
Cisco Systems, Inc. (USD), 0.31%, 09/03/2015 (a)	$100,000	$100,013
Verizon Communications, Inc. (USD), 1.80%, 09/15/2016 (a)	125,000	126,905
		226,918
Electric Utilities (5.9%)
Dayton Power & Light Co. (The) (USD), 1.88%, 09/15/2016	35,000	35,352
Dominion Gas Holdings LLC (USD), 1.05%, 11/01/2016	120,000	120,180
Dominion Resources, Inc. (USD), 1.25%, 03/15/2017	125,000	125,153
Duke Energy Corp. (USD), 0.65%, 04/03/2017 (a)	100,000	100,182
Duke Energy Indiana, Inc. (USD), 0.63%, 07/11/2016 (a)	130,000	130,121
		510,988
Electronics (1.7%)
Thermo Fisher Scientific, Inc. (USD), 1.30%, 02/01/2017	145,000	145,110
Energy Equipment & Services (1.2%)
Kinder Morgan, Inc. (USD), 2.00%, 12/01/2017	100,000	100,254
Food Products (2.3%)
JM Smucker Co. (USD), 1.75%, 03/15/2018 (b)	100,000	100,379
WM Wrigley Jr Co. (USD), 1.40%, 10/21/2016 (b)	100,000	100,422
		200,801
Gas Utilities (1.8%)
CenterPoint Energy, Inc., Series B (USD), 6.85%, 06/01/2015	100,000	100,450
Sempra Energy (USD), 2.30%, 04/01/2017	55,000	56,107
		156,557
Healthcare Providers & Services (1.7%)
Ventas Realty LP (USD), 1.25%, 04/17/2017	145,000	144,811
Insurance (6.1%)
Berkshire Hathaway Finance Corp. (USD), 0.95%, 08/15/2016	150,000	150,632
MetLife, Inc. (USD), 1.90%, 12/15/2017	25,000	25,179
New York Life Global Funding (USD), 1.13%, 03/01/2017 (b)	100,000	100,301
Principal Life Global Funding II (USD), 1.00%, 12/11/2015 (b)	150,000	150,512
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/2015	100,000	102,855
		529,479
Media (1.7%)
NBCUniversal Enterprise, Inc. (USD), 0.81%, 04/15/2016 (a)(b)	150,000	150,406
Oil, Gas & Consumable Fuels (4.0%)
Chevron Corp. (USD), 1.37%, 03/02/2018	100,000	100,446
Devon Energy Corp. (USD), 0.81%, 12/15/2016 (a)	100,000	98,836
Exxon Mobil Corp. (USD), 1.31%, 03/06/2018	100,000	100,588
Southwestern Energy Co. (USD), 3.30%, 01/23/2018	50,000	51,297
		351,167
Pharmaceutical (3.1%)
AbbVie, Inc. (USD), 1.20%, 11/06/2015	100,000	100,254
McKesson Corp. (USD), 0.66%, 09/10/2015 (a)	100,000	100,027
Mylan, Inc. (USD), 1.80%, 06/24/2016	65,000	65,396
		265,677
Retail (1.2%)
CVS Health Corp. (USD), 1.20%, 12/05/2016	100,000	100,615
Software (1.2%)
Oracle Corp. (USD), 0.47%, 07/07/2017 (a)	100,000	100,121
		5,162,819
Total Corporate Bonds		7,071,810
U.S. AGENCIES (7.0%)
UNITED STATES (7.0%)
Federal Home Loan Bank (USD), 0.63%, 11/23/2016	200,000	200,214
Federal Home Loan Mortgage Corp.
(USD), 0.00%, 11/03/2015 (c)	79,000	78,961
(USD), 0.00%, 11/16/2015 (c)	200,000	199,896
(USD), 0.00%, 12/14/2015 (c)	130,000	129,894
		608,965
Total U.S. Agencies		608,965
U.S. TREASURIES (9.8%)
UNITED STATES (9.8%)
U.S. Treasury Notes
(USD), 2.13%, 05/31/2015 (d)	50,000	50,086
(USD), 2.25%, 03/31/2016	455,000	463,389
(USD), 0.88%, 12/31/2016	330,000	332,140
		845,615
Total U.S. Treasuries		845,615
Total Investments (Cost $8,580,591) (e)—99.3%		8,600,159

Other assets in excess of liabilities—0.7%		59,666
Net Assets—100.0%		$8,659,825

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2015.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Issued with a zero coupon.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

60

Statement of Investments (concluded)

April 30, 2015 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

At April 30, 2015, the Fund held the following futures contracts:

Futures Contract	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
United States Treasury Note 6%-2 year	UBS	(4)	06/30/2015	$(3,822)

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

61

Statements of Assets and Liabilities (Unaudited)

April 30, 2015

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
Assets:
Investments, at value	$234,698,748	$29,726,256	$15,440,509	$18,153,611
Repurchase agreements, at value	13,832,000	710,000	230,000	375,000

Total investments	248,530,748	30,436,256	15,670,509	18,528,611

Foreign currency, at value	1,398,632	–	84,150	288,918
Cash collateral pledged for futures	226,978	–	–	75,442
Cash	6,655	42,909	110	47,042
Cash at broker for China A shares	15,008	–	–	–
Interest receivable	3,300,713	472,354	242,673	206,212
Unrealized appreciation on forward foreign currency exchange contracts	2,611,067	155,651	281,569	63,989
Receivable for investments sold	–	65,428	310,834	554,928
Variation margin receivable for futures contracts	216,380	–	–	43,038
Receivable from Adviser	21,034	10,950	27,441	16,158
Receivable for capital shares issued	41,562	–	–	14,464
Prepaid expenses and other assets	48,457	27,338	39,702	33,574

Total assets	256,417,234	31,210,886	16,656,988	19,872,376

Liabilities:
Payable for investments purchased	2,587	202,400	59,804	1,005,741
Unrealized depreciation on forward foreign currency exchange contracts	824,710	39,824	125,226	100,450
Payable for capital shares redeemed	68,262	–	92,772	12,708
Accrued foreign capital gains tax	102,333	3,221	4,835	–
Accrued expenses and other payables:
Investment advisory fees	105,419	18,989	10,872	9,249
Transfer agent fees	20,030	1,100	4,232	62
Printing fees	15,896	695	2,673	3,351
Administration fees	16,867	2,026	1,087	1,233
Administrative services fees	1,395	–	–	3,243
Fund accounting fees	2,678	459	508	327
Distribution fees	700	14	930	517
Custodian fees	256	1,447	139	312
Legal fees	1,204	275	178	179
Other	4,478	11,063	17,307	14,692

Total liabilities	1,166,815	281,513	320,563	1,152,064

Net Assets	$255,250,419	$30,929,373	$16,336,425	$18,720,312

Cost:
Investments	$237,769,423	$30,932,979	$17,948,790	$18,916,865
Repurchase agreements	13,832,000	710,000	230,000	375,000
Foreign currency	1,403,668	–	82,854	278,978

Represented by:
Capital	$264,494,565	$32,315,337	$24,889,271	$20,347,689
Accumulated net investment income	1,117,875	266,463	247,015	226,023
Accumulated net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(8,973,929)	(558,496)	(6,441,911)	(1,017,348)
Net unrealized (depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(1,388,092)	(1,093,931)	(2,357,950)	(836,052)

Net Assets	$255,250,419	$30,929,373	$16,336,425	$18,720,312

Net Assets:
Class A Shares	$825,782	$11,946	$131,616	$1,079,296
Class C Shares	641,266	9,998	174,803	362,946
Class R Shares	10,239	10,125	1,805,516	–
Institutional Service Class Shares	12,320,706	10,252	8,720	15,280,103
Institutional Class Shares	241,452,426	30,887,052	14,215,770	1,997,967

Total	$255,250,419	$30,929,373	$16,336,425	$18,720,312

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

62

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2015

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund		Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	81,571	1,278		16,392		111,496
Class C Shares	63,953	1,070		22,080		37,773
Class R Shares	1,015	1,083		226,808		–
Institutional Service Class Shares	1,218,750	1,097		1,081		1,576,646
Institutional Class Shares	23,858,708	3,306,698		1,763,284		205,514

Total	25,223,997	3,311,226		2,029,645		1,931,429

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.12	$9.35		$8.03	(a)	$9.68
Class C Shares (b)	$10.03	$9.34	(a)	$7.92	(a)	$9.61
Class R Shares	$10.09	$9.35		$7.96		$–
Institutional Service Class Shares	$10.11	$9.35		$8.07		$9.69
Institutional Class Shares	$10.12	$9.34		$8.06	(a)	$9.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.57	$9.77		$8.39		$10.11
Maximum Sales Charge:
Class A Shares	4.25%	4.25%		4.25%		4.25%

(a)	The NAV shown above differs from the traded NAV on April 30, 2015 due to financial statement rounding and/or financial statement adjustments.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

63

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2015

	Aberdeen High Yield Fund	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
Assets:
Investments, at value	$7,191,909	$95,366,699		$8,600,159
Repurchase agreements, at value	546,000	597,000		—

Total investments	7,737,909	95,963,699		8,600,159

Cash	85,713	758		6,379
Cash collateral pledged for futures	–	–		2,600
Cash collateral pledged for swap contracts	780	–		–
Interest and dividends receivable	131,667	1,186,223		24,753
Receivable for investments sold	59,235	1,167,103		–
Receivable from Adviser	10,562	9,290		9,854
Variation margin receivable for centrally cleared swaps	292	–		–
Receivable for capital shares issued	–	100		–
Open swap contracts, at value	28,308	–		–
Prepaid expenses and other assets	39,809	41,533		38,034

Total assets	8,094,275	98,368,706		8,681,779

Liabilities:
Payable for investments purchased	151,542	1,000,000		–
Distributions payable	–	10,392		304
Payable for capital shares redeemed	–	2,754		–
Variation margin payable for futures contracts	–	–		2,290
Accrued expenses and other payables:
Investment advisory fees	3,848	34,197		1,468
Printing fees	2,806	8,403		693
Administration fees	513	6,437		587
Transfer agent fees	1,100	4,914		700
Distribution fees	194	2,415		74
Fund accounting fees	157	1,462		175
Legal fees	78	902		87
Custodian fees	79	76		122
Other	15,061	13,479		15,454

Total liabilities	175,378	1,085,431		21,954

Net Assets	$7,918,897	$97,283,275		$8,659,825

Cost:
Investments	$7,707,492	$87,603,170		$8,580,591
Repurchase agreements	546,000	597,000		–
Up-front payments received on open swaps	17,630	–		–

Represented by:
Capital	$8,900,481	$89,532,249		$8,646,821
Accumulated net investment income/(loss)	9,402	(45,943)		652
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(486,081)	33,440		(3,394)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(504,905)	7,763,529		15,746

Net Assets	$7,918,897	$97,283,275		$8,659,825

Net Assets:
Class A Shares	$523,373	$9,481,006		$352,676
Class C Shares	121,702	538,537		–
Class R Shares	11,634	10,376		–
Institutional Service Class Shares	11,826	17,368		18,821
Institutional Class Shares	7,250,362	87,235,988	(a)	8,288,328

Total	$7,918,897	$97,283,275		$8,659,825

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

64

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2015

	Aberdeen High Yield Fund	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	59,574	924,275		35,471
Class C Shares	13,859	52,549		–
Class R Shares	1,324	1,010		–
Institutional Service Class Shares	1,345	1,691		1,898
Institutional Class Shares	824,446	8,495,027	(a)	836,005

Total	900,548	9,474,552		873,374

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.79	$10.26		$9.94
Class C Shares (b)	$8.78	$10.25		$–
Class R Shares	$8.79	$10.27		$–
Institutional Service Class Shares	$8.79	$10.27		$9.92
Institutional Class Shares	$8.79	$10.27	(a)	$9.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.18	$10.72		$10.38
Maximum Sales Charge:
Class A Shares	4.25%	4.25%		4.25%

(a) Formerly Class D shares.

(b) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

65

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2015

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
INVESTMENT INCOME:
Interest income	$5,621,547	$1,038,134	$915,229	$369,071
Foreign tax withholding	(259,385)	(3,063)	(3,266)	(1,032)
Other income	–	58	–	–

	5,362,162	1,035,129	911,963	368,039

Expenses:
Investment advisory fees	611,899	112,364	96,919	59,429
Administration fees	97,904	11,985	9,692	7,924
Distribution fees Class A	1,020	13	167	1,437
Distribution fees Class C	2,965	49	912	1,802
Distribution fees Class R	25	25	5,099	–
Administrative services fees Class A	3	–	93	76
Administrative services fees Class R	–	–	2,557	–
Administrative service fees Institutional Service Class	14,426	–	–	14,750
Fund accounting fees	9,888	1,347	1,326	926
Transfer agent fees	91,601	4,398	16,286	9,271
Trustee fees	5,892	753	679	513
Legal fees	6,061	776	651	518
Printing fees	21,021	1,851	3,421	10,153
Custodian fees	72,232	9,635	17,288	15,546
Registration and filing fees	33,376	30,684	32,984	31,305
Audit fees	16,875	16,245	17,474	18,506
Other	6,302	2,822	2,177	7,203
Interest expense (Note 10)	–	–	1,363	–

Total operating expenses before reimbursed/waived expenses	991,490	192,947	209,088	179,359
Expenses reimbursed	(116,390)	(58,023)	(89,864)	(77,102)

Net expenses	875,100	134,924	119,224	102,257

Net Investment Income	4,487,062	900,205	792,739	265,782

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(3,611,579)	(597,735)	(4,355,892)	(705,552)
Realized gain/(loss) on futures contracts transactions	(1,092,931)	–	–	(94,728)
Realized gain/(loss) on foreign currency transactions	(1,923,771)	214,579	(535,245)	(26,245)

Net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(6,628,281)	(383,156)	(4,891,137)	(826,525)

Net change in unrealized appreciation/(depreciation) from investment transactions	1,958,535	(865,837)	1,387,904	(172,876)
Net change in unrealized appreciation/(depreciation) on futures contracts	98,559	–	–	(14,046)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	1,658,342	29,827	224,985	19,147

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	3,715,436	(836,010)	1,612,889	(167,775)

Net realized/unrealized (loss) from investments, futures contracts, swaps and foreign currency transactions	(2,912,845)	(1,219,166)	(3,278,248)	(994,300)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,574,217	$(318,961)	$(2,485,509)	$(728,518)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

66

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2015

	Aberdeen High Yield Fund	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund
INVESTMENT INCOME:
Dividend income	$1,565	$–	$–
Interest income	297,734	1,931,924	42,541
Other income	330	–	–

	299,629	1,931,924	42,541

Expenses:
Investment advisory fees	26,266	208,377	9,172
Administration fees	3,502	39,224	3,669
Distribution fees Class A	488	11,940	376
Distribution fees Class C	586	3,034	–
Distribution fees Class R	39	26	–
Administrative services fees Class A	114	343	–
Fund accounting fees	424	4,398	426
Transfer agent fees	3,528	27,843	3,292
Trustee fees	230	2,480	236
Legal fees	233	2,538	245
Printing fees	3,602	12,245	1,805
Custodian fees	6,898	4,508	4,927
Registration and filing fees	31,904	30,655	30,917
Audit fees	17,452	14,433	15,465
Other	1,810	7,292	215

Total operating expenses before reimbursed/waived expenses	97,076	369,336	70,745
Expenses reimbursed	(60,826)	(50,008)	(53,588)

Net expenses	36,250	319,328	17,157

Net Investment Income	263,379	1,612,596	25,384

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(374,729)	33,483	(1,343)
Realized gain/(loss) on swap contracts	(863)	–	–
Realized gain/(loss) on futures contracts transactions	–	–	(452)
Realized gain/(loss) on foreign currency transactions	7,630	–	–

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(367,962)	33,483	(1,795)

Net change in unrealized appreciation/(depreciation) from investment transactions	(70,888)	(906,329)	(4,485)
Net change in unrealized appreciation/(depreciation) on swap contracts	15,957	–	–
Net change in unrealized appreciation/(depreciation) on futures contracts	–	–	(1,748)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(551)	–	–

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(55,482)	(906,329)	(6,233)

Net realized/unrealized (loss) from investments, futures contracts, swaps and foreign currency transactions	(423,444)	(872,846)	(8,028)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(160,065)	$739,750	$17,356

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

67

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$4,487,062	$8,075,481	$900,205	$963,628
Net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(6,628,281)	(8,376,091)	(383,156)	(191,102)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	3,715,436	5,328,974	(836,010)	222,358

Changes in net assets resulting from operations	1,574,217	5,028,364	(318,961)	994,884

Distributions to Shareholders From:
Net investment income:
Class A	(9,668)	(22,883)	(276)	(356)
Class C	(4,792)	(6,533)	(233)	(268)
Class R	(107)	(130)	(262)	(321)
Institutional Service Class	(157,976)	(147,874)	(291)	(375)
Institutional Class	(3,504,517)	(3,444,636)	(876,019)	(718,443)
Net realized gains:
Class A	–	(52,269)	–	–
Class C	–	(19,788)	–	–
Class R	–	(313)	–	–
Institutional Service Class	–	(332,633)	–	–
Institutional Class	–	(6,878,756)	–	–

Change in net assets from shareholder distributions	(3,677,060)	(10,905,815)	(877,081)	(719,763)

Change in net assets from capital transactions	19,555,512	(2,502,233)	911,766	21,157,980

Change in net assets	17,452,669	(8,379,684)	(284,276)	21,433,101

Net Assets:
Beginning of period	237,797,750	246,177,434	31,213,649	9,780,548

End of period	$255,250,419	$237,797,750	$30,929,373	$31,213,649

Accumulated net investment income at end of period	$1,117,875	$307,873	$266,463	$243,339

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

68

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,689	$10,971	$1,716	$1,829
Dividends reinvested	9,668	73,135	276	356
Cost of shares redeemed(a)	(13,650)	(1,025,713)	–	(1,823)

Total Class A	7,707	(941,607)	1,992	362

Class C Shares
Proceeds from shares issued	130,000	18,550	–	–
Dividends reinvested	2,279	22,145	233	268
Cost of shares redeemed(a)	(84,974)	(62,704)	–	–

Total Class C	47,305	(22,009)	233	268

Class R Shares
Dividends reinvested	107	443	262	322

Total Class R	107	443	262	322

Institutional Service Class Shares
Proceeds from shares issued	1,548,899	2,598,717	–	–
Dividends reinvested	157,976	480,507	291	375
Cost of shares redeemed(a)	(672,985)	(2,549,378)	–	–

Total Institutional Service Class	1,033,890	529,846	291	375

Institutional Class Shares
Proceeds from shares issued	41,447,651	44,645,211	591,966	20,438,211
Dividends reinvested	2,585,482	9,673,934	860,143	718,442
Cost of shares redeemed(a)	(25,566,630)	(56,388,051)	(543,121)	–

Total Institutional Class	18,466,503	(2,068,906)	908,988	21,156,653

Change in net assets from capital transactions:	$19,555,512	$(2,502,233)	$911,766	$21,157,980

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

69

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	1,158	1,079	188	185
Reinvested	977	7,509	31	37
Redeemed	(1,353)	(101,099)	–	(185)

Total Class A Shares	782	(92,511)	219	37

Class C Shares
Issued	13,046	1,854	–	–
Reinvested	232	2,281	26	28
Redeemed	(8,533)	(6,366)	–	–

Total Class C Shares	4,745	(2,231)	26	28

Class R Shares
Reinvested	11	46	29	34

Total Class R Shares	11	46	29	34

Institutional Service Class Shares
Issued	153,904	258,679	–	–
Reinvested	15,974	49,333	33	39
Redeemed	(67,044)	(254,451)	–	–

Total Institutional Service Class Shares	102,834	53,561	33	39

Institutional Class Shares
Issued	4,116,678	4,390,995	65,330	2,109,539
Reinvested	261,424	993,217	95,386	74,650
Redeemed	(2,542,819)	(5,628,083)	(59,168)	–

Total Institutional Class Shares	1,835,283	(243,871)	101,548	2,184,189

Total change in shares:	1,943,655	(285,006)	101,855	2,184,327

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

70

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen High Yield Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$792,739	$2,511,528	$265,782	$522,652	$263,379	$699,630
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(4,891,137)	(3,332,326)	(826,525)	563,017	(367,962)	(114,374)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	1,612,889	(526,174)	(167,775)	(1,062,225)	(55,482)	(348,877)

Changes in net assets resulting from operations	(2,485,509)	(1,346,972)	(728,518)	23,444	(160,065)	236,379

Distributions to Shareholders From:
Net investment income:
Class A	–	(6,601)	(11,375)	(39,120)	(12,688)	(18,033)
Class C	–	(4,112)	(3,078)	(3,606)	(3,224)	(8,152)
Class R	–	(25,295)	–	–	(454)	(794)
Institutional Service Class	–	(119)	(158,896)	(483,856)	(375)	(798)
Institutional Class	–	(586,432)	(26,118)	(54,660)	(258,912)	(689,898)
Net realized gains:
Class A	–	–	–	–	–	(11,372)
Class C	–	–	–	–	–	(10,175)
Class R	–	–	–	–	–	(829)
Institutional Service Class	–	–	–	–	–	(837)
Institutional Class	–	–	–	–	–	(757,304)

Change in net assets from shareholder distributions	–	(622,559)	(199,467)	(581,242)	(275,653)	(1,498,192)

Change in net assets from capital transactions	(12,212,276)	(19,299,617)	(1,353,843)	(1,948,037)	(1,429,962)	(1,418,439)

Change in net assets	(14,697,785)	(21,269,148)	(2,281,828)	(2,505,835)	(1,865,680)	(2,680,252)

Net Assets:
Beginning of period	31,034,210	52,303,358	21,002,140	23,507,975	9,784,577	12,464,829

End of period	$16,336,425	$31,034,210	$18,720,312	$21,002,140	$7,918,897	$9,784,577

Accumulated net investment income/(loss) at end of period	$247,015	$(545,724)	$226,023	$159,708	$9,402	$21,676

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

71

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen High Yield Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$876	$402,670	$84,890	$109,401	$197,530	$252,607
Dividends reinvested	–	6,320	8,305	28,329	12,249	29,405
Cost of shares redeemed(a)	(5,533)	(914,351)	(143,701)	(808,496)	(57,187)	(33,869)

Total Class A	(4,657)	(505,361)	(50,506)	(670,766)	152,592	248,143

Class C Shares
Proceeds from shares issued	–	81,458	3,712	25,996	6,036	15,892
Dividends reinvested	–	3,055	2,886	3,242	2,145	12,698
Cost of shares redeemed(a)	(12,976)	(188,969)	(4,385)	(162,417)	(4,311)	(31,472)

Total Class C	(12,976)	(104,456)	2,213	(133,179)	3,870	(2,882)

Class R Shares
Proceeds from shares issued	127,099	988,501	–	–	–	6,000
Dividends reinvested	–	25,295	–	–	454	1,623
Cost of shares redeemed(a)	(576,544)	(953,633)	–	–	(5,722)	–

Total Class R	(449,445)	60,163	–	–	(5,268)	7,623

Institutional Service Class Shares
Proceeds from shares issued	–	–	1,859,676	984,133	–	–
Dividends reinvested	–	119	153,423	465,065	375	1,635
Cost of shares redeemed(a)	–	–	(2,721,093)	(3,839,223)	–	–

Total Institutional Service Class	–	119	(707,994)	(2,390,025)	375	1,635

Institutional Class Shares
Proceeds from shares issued	2,802,444	7,064,380	208,233	1,760,273	62,364	162,094
Dividends reinvested	–	586,432	26,109	54,631	258,912	1,447,202
Cost of shares redeemed(a)	(14,547,642)	(26,400,894)	(831,898)	(568,971)	(1,902,807)	(3,282,254)

Total Institutional Class	(11,745,198)	(18,750,082)	(597,556)	1,245,933	(1,581,531)	(1,672,958)

Change in net assets from capital transactions:	$(12,212,276)	$(19,299,617)	$(1,353,843)	$(1,948,037)	$(1,429,962)	$(1,418,439)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

72

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen High Yield Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

SHARE TRANSACTIONS:
Class A Shares
Issued	74	45,391	8,621	10,483	22,422	26,273
Reinvested	–	727	854	2,766	1,391	3,062
Redeemed	(658)	(103,298)	(14,955)	(78,348)	(6,494)	(3,495)

Total Class A Shares	(584)	(57,180)	(5,480)	(65,099)	17,319	25,840

Class C Shares
Issued	–	9,258	387	2,480	688	1,633
Reinvested	–	352	298	312	244	1,319
Redeemed	(1,606)	(22,278)	(459)	(15,894)	(496)	(3,360)

Total Class C Shares	(1,606)	(12,668)	226	(13,102)	436	(408)

Class R Shares
Issued	15,896	112,213	–	–	–	639
Reinvested	–	2,914	–	–	52	169
Redeemed	(70,891)	(109,554)	–	–	(659)	–

Total Class R Shares	(54,995)	5,573	–	–	(607)	808

Institutional Service Class Shares
Issued	–	–	189,458	94,585	–	–
Reinvested	–	14	15,752	45,313	43	170
Redeemed	–	–	(280,589)	(369,305)	–	–

Total Institutional Service Class Shares	–	14	(75,379)	(229,407)	43	170

Institutional Class Shares
Issued	343,703	793,401	21,278	167,657	7,088	16,758
Reinvested	–	67,329	2,675	5,304	29,365	150,041
Redeemed	(1,805,124)	(2,954,398)	(86,147)	(54,455)	(216,005)	(330,115)

Total Institutional Class Shares	(1,461,421)	(2,093,668)	(62,194)	118,506	(179,552)	(163,316)

Total change in shares:	(1,518,606)	(2,157,929)	(142,827)	(189,102)	(162,361)	(136,906)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

73

Statements of Changes in Net Assets (continued)

	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,612,596	$3,395,733	$25,384	$72,529
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	33,483	343,296	(1,795)	(806)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(906,329)	2,532,911	(6,233)	(30,861)

Changes in net assets resulting from operations	739,750	6,271,940	17,356	40,862

Distributions to Shareholders From:
Net investment income:
Class A	(146,283)	(295,836)	(488)	(400)
Class C	(7,046)	(16,772)	–	–
Class R	(146)	(290)	–	–
Institutional Service Class	(286)	(382)	(56)	(101)
Institutional Class	(1,458,835)	(3,082,453)	(24,840)	(76,018)
Net realized gains:
Class A	(31,103)	(134,136)	–	(216)
Class C	(1,976)	(15,762)	–	–
Class R	(34)	(140)	–	–
Institutional Service Class	(56)	(140)	–	(55)
Institutional Class	(290,134)	(1,327,565)	–	(29,977)

Change in net assets from shareholder distributions	(1,935,899)	(4,873,476)	(25,384)	(106,767)

Change in net assets from capital transactions	(1,494,042)	(5,402,274)	(1,590,739)	(3,676,599)

Change in net assets	(2,690,191)	(4,003,810)	(1,598,767)	(3,742,504)

Net Assets:
Beginning of period	99,973,466	103,977,276	10,258,592	14,001,096

End of period	$97,283,275	$99,973,466	$8,659,825	$10,258,592

Accumulated net investment income/(loss) at end of period	$(45,943)	$(45,943)	$652	$652

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

74

Statements of Changes in Net Assets (continued)

	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,107,483	$862,048	$291,838	$23,793
Dividends reinvested	136,871	330,655	488	555
Cost of shares redeemed(a)	(1,025,830)	(1,425,538)	(49,554)	(379,465)

Total Class A	218,524	(232,835)	242,772	(355,117)

Class C Shares
Proceeds from shares issued	104,252	465,036	–	–
Dividends reinvested	5,473	20,241	–	–
Cost of shares redeemed(a)	(207,349)	(633,192)	–	–

Total Class C	(97,624)	(147,915)	–	–

Class R Shares
Dividends reinvested	182	430	–	–

Total Class R	182	430	–	–

Institutional Service Class Shares
Proceeds from shares issued	–	6,770	3,782	17,778
Dividends reinvested	349	522	56	150
Cost of shares redeemed(a)	(15)	–	(3,796)	(25,459)

Total Institutional Service Class	334	7,292	42	(7,531)

Institutional Class Shares
Proceeds from shares issued	503,443	589,737	24,957	5,516,381
Dividends reinvested	1,358,091	3,475,225	25,438	106,597
Cost of shares redeemed(a)	(3,476,992)	(9,094,208)	(1,883,948)	(8,936,929)

Total Institutional Class	(1,615,458)	(5,029,246)	(1,833,553)	(3,313,951)

Change in net assets from capital transactions:	$(1,494,042)	$(5,402,274)	$(1,590,739)	$(3,676,599)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Semi-Annual Report

75

Statements of Changes in Net Assets (concluded)

	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

SHARE TRANSACTIONS:
Class A Shares
Issued	106,941	83,554	29,343	2,387
Reinvested	13,233	32,528	49	56
Redeemed	(99,112)	(138,615)	(4,984)	(38,023)

Total Class A Shares	21,062	(22,533)	24,408	(35,580)

Class C Shares
Issued	10,073	45,891	–	–
Reinvested	530	2,005	–	–
Redeemed	(20,068)	(62,974)	–	–

Total Class C Shares	(9,465)	(15,078)	–	–

Class R Shares
Reinvested	17	43	–	–

Total Class R Shares	17	43	–	–

Institutional Service Class Shares
Issued	–	654	381	1,789
Reinvested	34	51	5	15
Redeemed	(2)	–	(383)	(2,560)

Total Institutional Service Class Shares	32	705	3	(756)

Institutional Class Shares
Issued	48,565	57,265	2,518	554,358
Reinvested	131,111	341,595	2,568	10,722
Redeemed	(335,212)	(889,617)	(189,999)	(899,005)

Total Institutional Class Shares	(155,536)	(490,757)	(184,913)	(333,925)

Total change in shares:	(143,890)	(527,620)	(160,502)	(370,261)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

76

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$10.19	$0.17	$(0.12)	$0.05	$(0.12)	$–	$(0.12)	$–	$10.12
Year Ended October 31, 2014	10.43	0.35	(0.12)	0.23	(0.14)	(0.33)	(0.47)	–	10.19
Year Ended October 31, 2013	11.26	0.34	(0.85)	(0.51)	(0.25)	(0.07)	(0.32)	–	10.43
Period Ended October 31, 2012(g)	10.92	0.23	0.29	0.52	(0.18)	–	(0.18)	–	11.26
Class C Shares
Six Months Ended April 30, 2015*	10.10	0.13	(0.12)	0.01	(0.08)	–	(0.08)	–	10.03
Year Ended October 31, 2014	10.37	0.28	(0.11)	0.17	(0.11)	(0.33)	(0.44)	–	10.10
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	(0.27)	–	10.37
Period Ended October 31, 2012(g)	10.92	0.17	0.31	0.48	(0.16)	–	(0.16)	–	11.24
Class R Shares
Six Months Ended April 30, 2015*	10.16	0.16	(0.12)	0.04	(0.11)	–	(0.11)	–	10.09
Year Ended October 31, 2014	10.42	0.33	(0.12)	0.21	(0.14)	(0.33)	(0.47)	–	10.16
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	(0.30)	–	10.42
Period Ended October 31, 2012(g)	10.92	0.22	0.29	0.51	(0.16)	–	(0.16)	–	11.27
Institutional Service Class Shares
Six Months Ended April 30, 2015*	10.20	0.17	(0.13)	0.04	(0.13)	–	(0.13)	–	10.11
Year Ended October 31, 2014	10.43	0.35	(0.10)	0.25	(0.15)	(0.33)	(0.48)	–	10.20
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	(0.32)	–	10.43
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	(0.45)	–	11.27
Year Ended October 31, 2011	11.44	0.39	0.03	0.42	(0.87)	–	(0.87)	–	10.99
Period Ended October 31, 2010(i)	10.36	0.37	0.86	1.23	(0.15)	–	(0.15)	–	11.44
Institutional Class Shares
Six Months Ended April 30, 2015*	10.22	0.18	(0.12)	0.06	(0.16)	–	(0.16)	–	10.12
Year Ended October 31, 2014	10.45	0.38	(0.12)	0.26	(0.16)	(0.33)	(0.49)	–	10.22
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	(0.34)	–	10.45
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	(0.47)	–	11.27
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	(0.89)	–	11.00
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	(0.15)	–	11.44

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

78

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

0.51%		$826	0.95%	3.41%	1.05%	37.94%
2.41%		824	0.95%	3.52%	1.05%	57.03%
(4.64%)		1,807	0.95%	3.18%	1.03%	77.93%
4.87%		1,275	0.92%	3.14%	0.99%	62.96%

0.12	%(h)	641	1.70%	2.68%	1.80%	37.94%
1.76	%(h)	598	1.70%	2.77%	1.80%	57.03%
(5.46	%)(h)	637	1.70%	2.39%	1.78%	77.93%
4.44%		393	1.67%	2.31%	1.74%	62.96%

0.38%		10	1.20%	3.17%	1.30%	37.94%
2.14%		10	1.20%	3.25%	1.31%	57.03%
(5.04%)		10	1.20%	2.84%	1.28%	77.93%
4.76%		11	1.17%	2.97%	1.24%	62.96%

0.57%		12,321	0.94%	3.44%	1.04%	37.94%
2.54	%(h)	11,377	0.94%	3.52%	1.04%	57.03%
(4.74%)		11,083	0.95%	3.09%	1.03%	77.93%
6.93%		12,449	0.93%	3.21%	0.97%	62.96%
3.75%		9,059	0.91%	3.57%	0.92%	71.15%
12.20%		1,654	0.65%	4.02%	0.80%	42.77%

0.59%		241,452	0.70%	3.68%	0.80%	37.94%
2.72%		224,989	0.70%	3.77%	0.80%	57.03%
(4.40	%)(h)	232,639	0.70%	3.27%	0.78%	77.93%
7.07	%(h)	467,668	0.69%	3.46%	0.72%	62.96%
3.97%		646,246	0.66%	3.84%	0.67%	71.15%
15.55%		536,080	0.65%	3.88%	0.71%	42.77%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.

2015 Semi-Annual Report

79

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$9.73	$0.26	$(0.38)	$(0.12)	$(0.26)	$(0.26)	$9.35
Year Ended October 31, 2014	9.54	0.42	0.11	0.53	(0.34)	(0.34)	9.73
Year Ended October 31, 2013	10.00	0.35	(0.59)	(0.24)	(0.22)	(0.22)	9.54
Class C Shares
Six Months Ended April 30, 2015*	9.72	0.22	(0.38)	(0.16)	(0.22)	(0.22)	9.34
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	(0.26)	9.72
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	(0.15)	9.53
Class R Shares
Six Months Ended April 30, 2015*	9.73	0.24	(0.37)	(0.13)	(0.25)	(0.25)	9.35
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	(0.31)	9.73
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	(0.20)	9.54
Institutional Service Class Shares
Six Months Ended April 30, 2015*	9.74	0.27	(0.39)	(0.12)	(0.27)	(0.27)	9.35
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	(0.36)	9.74
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	(0.24)	9.55
Institutional Class Shares
Six Months Ended April 30, 2015*	9.73	0.28	(0.40)	(0.12)	(0.27)	(0.27)	9.34
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	(0.36)	9.73
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	(0.24)	9.54

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

80

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(1.13%)		$12	1.15%	5.62%	1.54%	26.69%
5.64%		10	1.15%	4.35%	1.85%	60.31%
(2.43%)		10	1.15%	3.58%	2.57%	55.26%

(1.53	%)(g)	10	1.90%	4.84%	2.29%	26.69%
4.83	%(g)	10	1.89%	3.60%	2.60%	60.31%
(3.20	%)(g)	10	1.90%	2.83%	3.32%	55.26%

(1.26%)		10	1.40%	5.34%	1.79%	26.69%
5.37%		10	1.40%	4.10%	2.10%	60.31%
(2.66%)		10	1.40%	3.34%	2.82%	55.26%

(1.00%)		10	0.90%	5.84%	1.29%	26.69%
5.80	%(g)	10	0.90%	4.60%	1.60%	60.31%
(2.11	%)(g)	10	0.90%	3.83%	2.32%	55.26%

(1.10%)		30,887	0.90%	6.01%	1.29%	26.69%
5.91%		31,173	0.90%	4.79%	1.60%	60.31%
(2.21%)		9,742	0.90%	3.81%	2.32%	55.26%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Semi-Annual Report

81

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$8.73	$0.22	$(0.92)	$(0.70)	$–	$–	$–	$–	$8.03
Year Ended October 31, 2014	9.15	0.50	(0.82)	(0.32)	(0.10)	–	–	(0.10)	8.73
Year Ended October 31, 2013	9.65	0.44	(0.79)	(0.35)	(0.15)	–	–	(0.15)	9.15
Year Ended October 31, 2012	9.30	0.49	0.15	0.64	(0.05)	(0.10)	(0.14)	(0.29)	9.65
Period Ended October 31, 2011(h)	10.00	0.21	(0.77)	(0.56)	(0.07)	(0.03)	(0.04)	(0.14)	9.30
Class C Shares
Six Months Ended April 30, 2015*	8.63	0.23	(0.94)	(0.71)	–	–	–	–	7.92
Year Ended October 31, 2014	9.11	0.44	(0.83)	(0.39)	(0.09)	–	–	(0.09)	8.63
Year Ended October 31, 2013	9.63	0.37	(0.78)	(0.41)	(0.11)	–	–	(0.11)	9.11
Year Ended October 31, 2012	9.28	0.42	0.14	0.56	(0.01)	(0.10)	(0.10)	(0.21)	9.63
Period Ended October 31, 2011(h)	10.00	0.18	(0.77)	(0.59)	(0.06)	(0.03)	(0.04)	(0.13)	9.28
Class R Shares
Six Months Ended April 30, 2015*	8.67	0.25	(0.96)	(0.71)	–	–	–	–	7.96
Year Ended October 31, 2014	9.13	0.47	(0.84)	(0.37)	(0.09)	–	–	(0.09)	8.67
Year Ended October 31, 2013	9.64	0.40	(0.78)	(0.38)	(0.13)	–	–	(0.13)	9.13
Year Ended October 31, 2012	9.30	0.44	0.18	0.62	(0.04)	(0.10)	(0.14)	(0.28)	9.64
Period Ended October 31, 2011(h)	10.00	0.20	(0.77)	(0.57)	(0.06)	(0.03)	(0.04)	(0.13)	9.30
Institutional Service Class Shares
Six Months Ended April 30, 2015*	8.75	0.28	(0.96)	(0.68)	–	–	–	–	8.07
Year Ended October 31, 2014	9.17	0.53	(0.84)	(0.31)	(0.11)	–	–	(0.11)	8.75
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.30	0.51	0.15	0.66	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(h)	10.00	0.22	(0.77)	(0.55)	(0.08)	(0.03)	(0.04)	(0.15)	9.30
Institutional Class Shares
Six Months Ended April 30, 2015*	8.75	0.27	(0.96)	(0.69)	–	–	–	–	8.06
Year Ended October 31, 2014	9.17	0.53	(0.84)	(0.31)	(0.11)	–	–	(0.11)	8.75
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.31	0.51	0.14	0.65	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(h)	10.00	0.23	(0.77)	(0.54)	(0.08)	(0.03)	(0.04)	(0.15)	9.31

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

82

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

		Ratios/Supplemental Data
Total Return(b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(8.02	%)(g)	$132	1.30%	5.41%	2.04%	34.23%
(3.53%)		148	1.19%	5.70%	1.65%	46.26%
(3.77%)		678	1.22%	4.61%	1.63%	86.05%
7.05%		528	1.17%	5.25%	2.10%	74.49%
(5.60%)		76	1.15%	4.50%	2.07%	34.36%

(8.23	%)(g)	175	1.91%	5.75%	2.65%	34.23%
(4.28%)		204	1.90%	5.03%	2.37%	46.26%
(4.38%)		331	1.90%	3.88%	2.31%	86.05%
6.13%		274	1.90%	4.49%	2.83%	74.49%
(5.94%)		344	1.90%	3.80%	2.80%	34.36%

(8.19%)		1,806	1.66%	6.25%	2.40%	34.23%
(4.04%)		2,443	1.65%	5.34%	2.11%	46.26%
(4.06%)		2,521	1.63%	4.26%	2.04%	86.05%
6.79%		1,292	1.65%	4.67%	2.58%	74.49%
(5.73%)		9	1.40%	4.11%	2.33%	34.36%

(7.77	%)(g)	9	0.91%	7.03%	1.65%	34.23%
(3.36%)		9	0.90%	6.00%	1.37%	46.26%
(3.39%)		10	0.90%	4.87%	1.31%	86.05%
7.26%		10	0.90%	5.49%	1.83%	74.49%
(5.54%)		9	0.90%	4.60%	1.83%	34.36%

(7.89%)		14,216	0.91%	6.58%	1.65%	34.23%
(3.36	%)(g)	28,229	0.90%	6.01%	1.37%	46.26%
(3.39	%)(g)	48,763	0.90%	4.91%	1.31%	86.05%
7.15	%(g)	28,411	0.90%	5.49%	1.83%	74.49%
(5.54%)		30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.

2015 Semi-Annual Report

83

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$10.12	$0.13	$(0.48)	$(0.35)	$(0.09)	$(0.09)	$–	$9.68
Year Ended October 31, 2014	10.37	0.24	(0.23)	0.01	(0.26)	(0.26)	–	10.12
Year Ended October 31, 2013	10.61	0.14	(0.38)	(0.24)	–	–	–	10.37
Year Ended October 31, 2012	10.50	0.17	0.19	0.36	(0.25)	(0.25)	–	10.61
Year Ended October 31, 2011	10.89	0.22	(0.10)	0.12	(0.51)	(0.51)	–	10.50
Year Ended October 31, 2010	10.42	0.23	0.53	0.76	(0.29)	(0.29)	–	10.89
Class C Shares
Six Months Ended April 30, 2015*	10.07	0.09	(0.47)	(0.38)	(0.08)	(0.08)	–	9.61
Year Ended October 31, 2014	10.23	0.16	(0.23)	(0.07)	(0.09)	(0.09)	–	10.07
Year Ended October 31, 2013	10.55	0.06	(0.38)	(0.32)	–	–	–	10.23
Year Ended October 31, 2012	10.44	0.09	0.21	0.30	(0.19)	(0.19)	–	10.55
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	–	10.84
Institutional Service Class Shares
Six Months Ended April 30, 2015*	10.12	0.13	(0.47)	(0.34)	(0.09)	(0.09)	–	9.69
Year Ended October 31, 2014	10.39	0.25	(0.24)	0.01	(0.28)	(0.28)	–	10.12
Year Ended October 31, 2013	10.62	0.15	(0.38)	(0.23)	–	–	–	10.39
Year Ended October 31, 2012	10.51	0.18	0.19	0.37	(0.26)	(0.26)	–	10.62
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	–	10.90
Institutional Class Shares
Six Months Ended April 30, 2015*	10.15	0.14	(0.47)	(0.33)	(0.10)	(0.10)	–	9.72
Year Ended October 31, 2014	10.43	0.27	(0.24)	0.03	(0.31)	(0.31)	–	10.15
Year Ended October 31, 2013	10.64	0.17	(0.38)	(0.21)	–	–	–	10.43
Year Ended October 31, 2012	10.52	0.17	0.23	0.40	(0.28)	(0.28)	–	10.64
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	–	10.91

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

84

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(3.34%)		$1,079	1.11%	2.60%	1.89%	72.20%
0.05	%(g)	1,183	1.10%	2.27%	1.71%	183.14%
(2.26%)		1,888	1.16%	1.32%	1.64%	208.61%
3.56%		2,781	1.21%	1.61%	1.51%	135.98%
1.34%		3,172	1.22%	2.13%	1.38%	199.69%
7.53%		4,053	1.20%	2.22%	1.69%	256.30%

(3.76%)		363	1.85%	1.87%	2.63%	72.20%
(0.70%)		378	1.85%	1.54%	2.46%	183.14%
(3.03%)		518	1.89%	0.59%	2.37%	208.61%
2.90%		967	1.95%	0.86%	2.25%	135.98%
0.51%		1,060	1.95%	1.38%	2.11%	199.69%
6.76%		1,237	1.95%	1.44%	2.45%	256.30%

(3.33%)		15,280	1.04%	2.68%	1.82%	72.20%
0.07%		16,724	1.01%	2.39%	1.62%	183.14%
(2.17%)		19,547	1.05%	1.44%	1.53%	208.61%
3.64%		25,168	1.13%	1.69%	1.42%	135.98%
1.58%		31,156	0.99%	2.33%	1.31%	199.69%
7.66%		36,649	0.95%	2.47%	1.44%	256.30%

(3.29%)		1,998	0.85%	2.87%	1.63%	72.20%
0.25%		2,717	0.85%	2.63%	1.46%	183.14%
(1.97%)		1,556	0.87%	1.65%	1.37%	208.61%
3.93%		850	0.95%	1.68%	1.25%	135.98%
1.60%		38	0.95%	2.35%	1.11%	199.69%
7.64%		26	0.95%	2.29%	1.47%	256.30%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Semi-Annual Report

85

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen High Yield Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$9.20	$0.25	$(0.39)	$(0.14)	$(0.27)	$–	$(0.27)	$8.79
Year Ended October 31, 2014	10.38	0.60	(0.44)	0.16	(0.61)	(0.73)	(1.34)	9.20
Year Ended October 31, 2013	10.16	0.66	0.33	0.99	(0.66)	(0.11)	(0.77)	10.38
Period Ended October 31, 2012(g)	10.00	0.49	0.12	0.61	(0.45)	–	(0.45)	10.16
Class C Shares
Six Months Ended April 30, 2015*	9.19	0.22	(0.39)	(0.17)	(0.24)	–	(0.24)	8.78
Year Ended October 31, 2014	10.38	0.53	(0.44)	0.09	(0.55)	(0.73)	(1.28)	9.19
Year Ended October 31, 2013	10.15	0.57	0.36	0.93	(0.59)	(0.11)	(0.70)	10.38
Period Ended October 31, 2012(g)	10.00	0.43	0.13	0.56	(0.41)	–	(0.41)	10.15
Class R Shares
Six Months Ended April 30, 2015*	9.20	0.24	(0.39)	(0.15)	(0.26)	–	(0.26)	8.79
Year Ended October 31, 2014	10.39	0.58	(0.45)	0.13	(0.59)	(0.73)	(1.32)	9.20
Year Ended October 31, 2013	10.17	0.63	0.34	0.97	(0.64)	(0.11)	(0.75)	10.39
Period Ended October 31, 2012(g)	10.00	0.46	0.14	0.60	(0.43)	–	(0.43)	10.17
Institutional Service Class Shares
Six Months Ended April 30, 2015*	9.21	0.27	(0.41)	(0.14)	(0.28)	–	(0.28)	8.79
Year Ended October 31, 2014	10.39	0.63	(0.44)	0.19	(0.64)	(0.73)	(1.37)	9.21
Year Ended October 31, 2013	10.16	0.68	0.36	1.04	(0.70)	(0.11)	(0.81)	10.39
Period Ended October 31, 2012(g)	10.00	0.49	0.14	0.63	(0.47)	–	(0.47)	10.16
Institutional Class Shares
Six Months Ended April 30, 2015*	9.21	0.26	(0.40)	(0.14)	(0.28)	–	(0.28)	8.79
Year Ended October 31, 2014	10.39	0.62	(0.43)	0.19	(0.64)	(0.73)	(1.37)	9.21
Year Ended October 31, 2013	10.16	0.68	0.36	1.04	(0.70)	(0.11)	(0.81)	10.39
Period Ended October 31, 2012(g)	10.00	0.50	0.13	0.63	(0.47)	–	(0.47)	10.16

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

86

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen High Yield Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(1.47%)	$523	1.11%	5.82%	2.50%	29.59%
1.65%	389	1.09%	6.15%	2.16%	74.39%
10.01%	170	1.15%	6.37%	1.97%	130.94%
6.28%	71	1.05%	7.30%	2.09%	80.40%

(1.82%)	122	1.80%	5.09%	3.19%	29.59%
0.83%	123	1.80%	5.45%	2.87%	74.39%
9.44%	144	1.80%	5.58%	2.62%	130.94%
5.71%	57	1.80%	6.35%	2.84%	80.40%

(1.59%)	12	1.30%	5.57%	2.69%	29.59%
1.33%	18	1.30%	5.92%	2.38%	74.39%
9.86%	12	1.30%	6.06%	2.12%	130.94%
6.20%	11	1.30%	6.83%	2.34%	80.40%

(1.44%)	12	0.80%	6.09%	2.19%	29.59%
1.92%	12	0.80%	6.44%	1.87%	74.39%
10.54%	12	0.80%	6.57%	1.62%	130.94%
6.45%	11	0.80%	7.33%	1.84%	80.40%

(1.44%)	7,250	0.80%	6.04%	2.19%	29.59%
1.92%	9,243	0.80%	6.39%	1.88%	74.39%
10.54%	12,127	0.80%	6.57%	1.62%	130.94%
6.45%	16,907	0.80%	7.40%	1.84%	80.40%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

2015 Semi-Annual Report

87

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$10.38	$0.16	$(0.09)	$0.07	$(0.16)	$(0.03)	$(0.19)	$10.26
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	(0.47)	10.38
Year Ended October 31, 2013	10.86	0.32	(0.53)	(0.21)	(0.32)	(0.09)	(0.41)	10.24
Year Ended October 31, 2012	10.32	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	10.86
Year Ended October 31, 2011	10.37	0.35	(0.03)	0.32	(0.35)	(0.02)	(0.37)	10.32
Year Ended October 31, 2010	10.06	0.39	0.27	0.66	(0.35)	–	(0.35)	10.37
Class C Shares
Six Months Ended April 30, 2015*	10.37	0.12	(0.09)	0.03	(0.12)	(0.03)	(0.15)	10.25
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	(0.39)	10.37
Year Ended October 31, 2013	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	(0.33)	10.23
Year Ended October 31, 2012	10.31	0.26	0.55	0.81	(0.26)	(0.01)	(0.27)	10.85
Year Ended October 31, 2011	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	(0.29)	10.31
Year Ended October 31, 2010	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Class R Shares
Six Months Ended April 30, 2015*	10.40	0.15	(0.11)	0.04	(0.14)	(0.03)	(0.17)	10.27
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	(0.45)	10.40
Period Ended October 31, 2013(g)	10.72	0.20	(0.47)	(0.27)	(0.20)	–	(0.20)	10.25
Institutional Service Class Shares
Six Months Ended April 30, 2015*	10.40	0.17	(0.10)	0.07	(0.17)	(0.03)	(0.20)	10.27
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Period Ended October 31, 2013(g)	10.72	0.23	(0.47)	(0.24)	(0.23)	–	(0.23)	10.25
Institutional Class Shares(h)
Six Months Ended April 30, 2015*	10.40	0.17	(0.10)	0.07	(0.17)	(0.03)	(0.20)	10.27
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Year Ended October 31, 2013	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	(0.44)	10.25
Year Ended October 31, 2012	10.33	0.37	0.55	0.92	(0.37)	(0.01)	(0.38)	10.87
Year Ended October 31, 2011	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	(0.39)	10.33
Year Ended October 31, 2010	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2015

88

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

0.67%	$9,481	0.88%	3.06%	0.98%	4.04%
6.12%	9,379	0.87%	3.14%	1.00%	5.58%
(1.93%)	9,477	0.88%	3.07%	0.98%	6.11%
8.74%	11,416	0.94%	3.18%	0.94%	13.27%
3.20%	10,200	0.94%	3.44%	0.94%	11.48%
6.64%	9,879	0.93%	3.43%	0.94%	15.29%

0.30%	539	1.62%	2.32%	1.72%	4.04%
5.34%	643	1.62%	2.39%	1.75%	5.58%
(2.66%)	788	1.62%	2.31%	1.73%	6.11%
7.95%	2,410	1.68%	2.43%	1.68%	13.27%
2.64%	2,069	1.68%	2.69%	1.68%	11.48%
5.77%	2,854	1.68%	2.70%	1.69%	15.29%

0.45%	10	1.12%	2.83%	1.22%	4.04%
5.96%	10	1.12%	2.89%	1.25%	5.58%
(2.53%)	10	1.12%	2.82%	1.27%	6.11%

0.70%	17	0.62%	3.33%	0.72%	4.04%
6.49%	17	0.62%	3.39%	0.75%	5.58%
(2.19%)	10	0.62%	3.32%	0.77%	6.11%

0.69%	87,236	0.62%	3.32%	0.72%	4.04%
6.49%	89,924	0.62%	3.38%	0.75%	5.58%
(1.67%)	93,692	0.62%	3.32%	0.72%	6.11%
9.02%	104,318	0.68%	3.43%	0.68%	13.27%
3.57%	102,304	0.68%	3.69%	0.68%	11.48%
6.91%	110,180	0.68%	3.68%	0.69%	15.29%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(h)	Formerly Class D shares.

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Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2015*	$9.95	$0.02	$(0.01)	$0.01	$(0.02)	$–	$(0.02)	$9.94
Year Ended October 31, 2014	9.98	0.03	(0.01)	0.02	(0.03)	(0.02)	(0.05)	9.95
Year Ended October 31, 2013	10.09	0.04	(0.03)	0.01	(0.04)	(0.08)	(0.12)	9.98
Period Ended October 31, 2012(g)	10.00	0.05	0.09	0.14	(0.04)	(0.01)	(0.05)	10.09
Institutional Service Class Shares
Six Months Ended April 30, 2015*	9.92	0.03	–	0.03	(0.03)	–	(0.03)	9.92
Year Ended October 31, 2014	9.97	0.05	(0.02)	0.03	(0.06)	(0.02)	(0.08)	9.92
Year Ended October 31, 2013	10.07	0.07	(0.02)	0.05	(0.07)	(0.08)	(0.15)	9.97
Period Ended October 31, 2012(h)	10.00	0.06	0.07	0.13	(0.06)	–	(0.06)	10.07
Institutional Class Shares
Six Months Ended April 30, 2015*	9.92	0.03	(0.01)	0.02	(0.03)	–	(0.03)	9.91
Year Ended October 31, 2014	9.97	0.05	(0.02)	0.03	(0.06)	(0.02)	(0.08)	9.92
Year Ended October 31, 2013	10.08	0.07	(0.03)	0.04	(0.07)	(0.08)	(0.15)	9.97
Year Ended October 31, 2012	10.00	0.07	0.09	0.16	(0.07)	(0.01)	(0.08)	10.08
Period Ended October 31, 2011(j)	10.00	0.05	(0.01)	0.04	(0.04)	–	(0.04)	10.00

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

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90

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

			Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

0.05%		$353	0.61%	0.32%	1.78%	27.51%
0.22%		110	0.65%	0.30%	1.38%	81.59%
0.16%		466	0.65%	0.44%	1.25%	93.60%
1.40%		374	0.65%	0.51%	1.05%	166.04%

0.27%		19	0.37%	0.56%	1.54%	27.51%
0.27%		19	0.40%	0.55%	1.13%	81.59%
0.51%		26	0.40%	0.71%	1.00%	93.60%
1.28	%(i)	26	0.40%	0.75%	0.80%	166.04%

0.17%		8,288	0.37%	0.56%	1.54%	27.51%
0.27%		10,130	0.40%	0.54%	1.13%	81.59%
0.41	%(i)	13,509	0.40%	0.69%	1.00%	93.60%
1.60	%(i)	17,927	0.40%	0.72%	0.80%	166.04%
0.54%		35,173	0.40%	0.52%	0.74%	166.41%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 22, 2011 (commencement of operations) through October 31, 2012.
(h)	For the period from January 20, 2012 (commencement of operations) through October 31, 2012.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.

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Notes to Financial Statements

April 30, 2015 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2015, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2015, the Trust operated twenty-three (23) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the seven (7) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)
–	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen High Yield Fund (“High Yield Fund”, formerly the “Aberdeen U.S. High Yield Bond Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)

The Board of Trustees of the Trust (the “Board”) approved a Plan of Liquidation for the Aberdeen Core Fixed Income Fund pursuant to which the Fund was liquidated on February 12, 2015 (the “Liquidation”). Shareholder approval of the Liquidation was not required.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Trust’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the close of regular trading on the New York Stock Exchange), the security is valued at fair value as determined by a pricing committee (“Pricing Committee”), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2015 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	85,714,265	–	85,714,265
Government Bonds	–	121,425,969	–	121,425,969
Government Agencies	–	27,558,514	–	27,558,514
Repurchase Agreement	–	13,832,000	–	13,832,000
Other Financial Instruments
Assets
Futures Contracts	36,050	–	–	36,050
Forward Foreign Currency Exchange Contracts	–	2,611,067	–	2,611,067
Liabilities
Futures Contracts	(23,552)	–	–	(23,552)
Forward Foreign Currency Exchange Contracts	–	(824,710)	–	(824,710)

	12,498	250,317,105	–	250,329,603

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	3,650,984	–	3,650,984
Government Bonds	–	21,524,705	–	21,524,705
Government Agencies	–	4,550,567	–	4,550,567
Repurchase Agreement	–	710,000	–	710,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	155,651	–	155,651
Liabilities
Forward Foreign Currency Exchange Contracts	–	(39,824)	–	(39,824)

	–	30,552,083	–	30,552,083

Emerging Markets Debt Local Currency Fund
Investments in Securities
Corporate Bonds	–	1,588,708	–	1,588,708
Government Bonds	–	11,825,500	–	11,825,500
Government Agencies	–	2,026,301	–	2,026,301
Repurchase Agreement	–	230,000	–	230,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	281,569	–	281,569
Liabilities
Forward Foreign Currency Exchange Contracts	–	(125,226)	–	(125,226)

	–	15,826,852	–	15,826,852

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	100,658	–	100,658
Commercial Mortgage-Backed Securities	–	713,056	–	713,056
Residential Mortgage-Backed Securities	–	1,420,706	–	1,420,706
Corporate Bonds	–	8,291,454	–	8,291,454
Municipal Bonds	–	136,564	–	136,564
Government Bonds	–	6,943,847	–	6,943,847
Government Agencies	–	193,763	–	193,763
U.S. Treasuries	–	353,563	–	353,563
Repurchase Agreement	–	375,000	–	375,000
Other Financial Instruments
Assets
Futures Contracts	4,676	–	–	4,676
Forward Foreign Currency Exchange Contracts	–	63,989	–	63,989
Liabilities
Futures Contracts	(41,954)	–	–	(41,954)
Forward Foreign Currency Exchange Contracts	–	(100,450)	–	(100,450)

	(37,278)	18,492,150	–	18,454,872

High Yield Fund
Investments in Securities
Corporate Bonds	–	7,166,437	–	7,166,437
Preferred Stocks	–	25,472	–	25,472
Repurchase Agreement	–	546,000	–	546,000
Other Financial Instruments
Assets
Credit Default Swap Contracts	–	15,638	–	15,638
Liabilities
Credit Default Swaps	–	(4,960)	–	(4,960)

	–	7,748,587	–	7,748,587

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	95,366,699	–	95,366,699
Repurchase Agreement	–	597,000	–	597,000

	–	95,963,699	–	95,963,699

Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	73,769	–	73,769
Corporate Bonds	–	7,071,810	–	7,071,810
U.S. Agencies	–	608,965	–	608,965
U.S. Treasuries	–	845,615	–	845,615
Other Financial Instruments
Liabilities
Futures Contracts	(3,822)	–	–	(3,822)

	(3,822)	8,600,159	–	8,596,337

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the six months ended April 30, 2015, there were no transfers between Levels.

For the six months ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

e.	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

During the period, futures contracts were used to manage interest rate risk and raise the efficiency of one or more Funds. The Asia Bond Fund used futures contracts specifically to manage interest rate risk in Korea as well as to hedge duration risk with respect to the U.S. Dollar denominated Asian credit allocation.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities,

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. To the extent a Fund engages in transactions under these agreements, it is subject to counterparty risk, which is described with respect to swaps both above and below.

Effective June 10, 2013, certain swaps, including interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, interest rate swaps entered into by a Fund after June 10, 2013 can no longer be traded over-the-counter and became subject to various regulations and rules of the CFTC. Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by having a master netting agreement between the Funds and the counterparties and by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty. A Fund must also segregate liquid assets to “cover” its obligations under the swap.

Credit Default Swaps

A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. During the period, credit default swaps were used in the High Yield Fund to adjust its exposure to the high-yield bond sector and/or sell/buy protection on the credit risk of individual issuers. Credit default swaps were also used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

Interest Rate Swaps

Certain Funds may invest in interest rate swap contracts. A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund in accordance with the terms of the contract based on the closing level of the relevant index or security and interest accrual through the valuation date. Changes in the value of swap contracts are recorded as unrealized gains or losses. Periodic cash settlements on interest rate swaps are recorded as realized gains or losses.

During the period, there was no interest rate swap activity.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2015:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Unrealized appreciation on futures contracts	Unrealized depreciation on futures contracts
	Variation margin receivable for futures contracts	Variation margin payable for futures contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit Risk	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2015:

	Asset Derivatives
Funds	Total Value at April 30, 2015	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$2,647,117	$–	$2,611,067	$36,050
Emerging Markets Debt Fund	155,651	–	155,651	–
Emerging Markets Debt Local Currency Fund	281,569	–	281,569	–
Global Fixed Income Fund	68,665	–	63,989	4,676
High Yield Fund	15,638	15,638	–	–

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

	Liabilities Derivatives
Funds	Total Value at April 30, 2015	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$848,262	$–	$824,710	$23,552
Emerging Markets Debt Fund	39,824	–	39,824	–
Emerging Markets Debt Local Currency Fund	125,226	–	125,226	–
Global Fixed Income Fund	142,404	–	100,450	41,954
High Yield Fund	4,960	4,960	–	–
Ultra-Short Duration Bond Fund	3,822	–	–	3,822

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Asia Bond Fund
Forward foreign currency(2)
Credit Suisse	$228,414	$(15,243)	$–	$213,171	$15,243	$(15,243)	$–	$–
Deutsche Bank	233,690	(53,579)	–	180,111	53,579	(53,579)	–	–
Goldman Sachs	1,268,844	(17,698)	–	1,251,146	17,698	(17,698)	–	–
Royal Bank of Canada	282,344	–	–	282,344	–	–	–	–
Standard Chartered Bank	29,150	(4,312)	–	24,838	4,312	(4,312)	–	–
State Street	76,177	(76,177)	–	–	591,401	(76,177)	–	515,224
UBS	492,448	(142,477)	–	349,971	142,477	(142,477)	–	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (swaps and forwards) which are not subject to master netting arrangement, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Emerging Markets Debt Fund
Forward foreign currency(2)
Barclays Bank	$30,730	$(14,811)	$–	$15,919	$14,811	$(14,811)	$–	$–
Citibank	24,687	(15,974)	–	8,713	15,974	(15,974)	–	–
Deutsche Bank	100,234	–	–	100,234	–	–	–	–
UBS	–	–	–	–	9,039	–	–	9,039

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (swaps and forwards) which are not subject to master netting arrangement, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

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100

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Emerging Markets Debt Local Currency Fund
Forward foreign currency(2)
Barclays Bank	$55,579	$(14,976)	$–	$40,603	$14,976	$(14,976)	$–	$–
Citibank	95,157	(50,389)	–	44,768	50,389	(50,389)	–	–
Deutsche Bank	50,019	(28,896)	–	21,123	28,896	(28,896)	–	–
Goldman Sachs	11,244	(7,152)	–	4,092	7,152	(7,152)	–	–
JPMorgan Chase	470	(470)	–	–	7,303	(470)	–	6,833
Royal Bank of Canada	64,330	–	–	64,330	–	–	–	–
UBS	4,770	(4,770)	–	–	16,510	(4,770)	–	11,740

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (swaps and forwards) which are not subject to master netting arrangement, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Global Fixed Income Fund
Forward foreign currency(2)
Barclays Bank	$7,240	$(7,240)	$–	$–	$25,455	$(7,240)	$–	$18,215
Citibank	907	(907)	–	–	43,169	(907)	–	42,262
Deutsche Bank	8,896	(1,886)	–	7,010	1,886	(1,886)	–	–
Goldman Sachs	4,728	(4,728)	–	–	6,071	(4,728)	–	1,343
JPMorgan Chase	16,498	(16,498)	–	–	17,741	(16,498)	–	1,243
Royal Bank Of Canada	4,111	–	–	4,111	–	–	–	–
UBS	21,609	(6,128)	–	15,481	6,128	(6,128)	–	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (swaps and forwards) which are not subject to master netting arrangement, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
High Yield Fund
Credit default swaps(2)
Barclays Bank	$–	$–	$–	$–	$556	$–	$–	$556
Deutsche Bank AG	11,481	–	–	11,481	–	–	–	–
JP Morgan Chase	4,157	(4,157)	–	–	4,404	(4,157)	–	247

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (swaps and forwards) which are not subject to master netting arrangement, or other another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six months ended April 30, 2015:

Location on the Statement of Operations Derivative Instrument Risk Type
Interest Rate Risk	Realized gain/(loss) on future contracts transactions
Net change in unrealized appreciation/(depreciation) on futures contracts
Foreign Exchange Risk	Realized gain/(loss) on foreign currency transactions
Net change in unrealized appreciation/(depreciation) on foreign currency transactions
Credit Risk	Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2015:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$(2,593,352)	$–	$(1,500,421)	$(1,092,931)
Emerging Markets Debt Fund	253,147	–	253,147	–
Emerging Markets Debt Local Currency Fund	(293,934)	–	(293,934)	–
Global Fixed Income Fund	(41,462)	–	53,266	(94,728)
High Yield Fund	8,689	(863)	9,552	–
Ultra-Short Duration Bond Fund	(452)	–	–	(452)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$1,611,254	$–	$1,512,695	$98,559
Emerging Markets Debt Fund	29,462	–	29,462	–
Emerging Markets Debt Local Currency Fund	198,824	–	198,824	–
Global Fixed Income Fund	(6,626)	–	7,420	(14,046)
High Yield Fund	15,337	15,957	(620)	–
Ultra-Short Duration Bond Fund	(1,748)	–	–	(1,748)

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102

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2015. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six months ended April 30, 2015.

Fund	Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)	Swap contracts (Average Notional Value)
Asia Bond Fund	$242,426,284	$(27,983,333)	$–
Core Fixed Income Fund	–	(266,667)	–
Emerging Markets Debt Fund	5,771,869	–	–
Emerging Markets Debt Local Currency Fund	14,222,568	–	–
Global Fixed Income Fund	6,355,493	(1,053,165)	–
High Yield Fund	109,363	–	690,417
Ultra-Short Duration Bond Fund	–	(666,667)	–

f.	Credit-Linked Notes

The Asia Bond Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

g.	Mortgage Dollar Rolls

Certain Funds may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. For accounting purposes, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

h.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

i.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the Global Fixed Income Fund. Distributions from net investment income are declared and paid monthly for the High Yield Fund. Distributions from net investment income are declared daily and paid monthly for the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

j.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
High Yield Fund	Up to $500 million	0.600%
	$500 million and more	0.550%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the six months ended April 30, 2015, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia Bond Fund	AAMAL	$397,734
Emerging Markets Debt Fund	AAML	73,036
Emerging Markets Debt Local Currency Fund	AAML	62,997
Global Fixed Income Fund	AAML	38,629

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104

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 29, 2016 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

Fund	Limit
Asia Bond Fund	0.70%
Emerging Markets Debt Fund	0.90%
Emerging Markets Debt Local Currency Fund	0.90%
Global Fixed Income Fund	0.85%
High Yield Fund	0.80%
Tax-Free Income Fund	0.62%
Ultra-Short Duration Bond Fund	0.30%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (July 20, 2011 for the Asia Bond Fund and December 1, 2011 for the Ultra-Short Duration Bond Fund) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

For fees waived after March 1, 2011, no reimbursement will be made for fees waived prior to March 1, 2011 (July 20, 2011 for the Asia Bond Fund and December 1, 2011 for the Ultra-Short Duration Bond Fund) unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2015, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Six Months Ended April 30, 2015 (Expires 4/30/18)	Total*
Asia Bond Fund	$189,382	$329,370	$205,651	$116,390	$840,793
Emerging Markets Debt Fund	–	141,054	141,808	58,023	340,885
Emerging Markets Debt Local Currency Fund	226,773	188,513	196,473	89,864	701,623
Global Fixed Income Fund	62,041	128,477	133,386	77,102	401,006
High Yield Fund	75,312	140,020	118,215	60,826	394,373
Tax-Free Income Fund	–	111,413	134,346	50,008	295,767
Ultra-Short Duration Bond Fund	43,229	93,213	98,801	53,588	288,831

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

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105

Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2015, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

c.	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	1.00%	0.50%
Global Fixed Income Fund	0.25%	1.00%	0.50%
High Yield Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%
Ultra-Short Duration Bond Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, and the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00%, (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2015, AFD retained commissions of $2,661 from front-end sales charges of Class A shares and $14 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2015 was as follows:

Fund	Amount
Asia Bond Fund	$14,429
Emerging Markets Debt Fund	–
Emerging Markets Debt Local Currency Fund	2,650
Global Fixed Income Fund	14,826
High Yield Fund	114
Tax-Free Income Fund	343
Ultra-Short Duration Bond Fund	–

Amounts listed as “–” are $0 or round to $0.

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

4. Short-Term Trading Fees

Prior to February 28, 2014, the Funds, except the Ultra-Short Duration Bond Fund, assessed a 2.00% redemption fee on all classes of shares that were sold or exchanged within a specified period following purchase (within 15 calendar days for the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the High Yield Fund, within 30 calendar days for the Asia Bond Fund and the Global Fixed Income Fund and within 7 calendar days for the Tax-Free Income Fund). The redemption fee, if any, was paid directly to the applicable Fund and was designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee did not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that could not implement the redemption fee. The fee did not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2015, the Funds did not collect any redemption fees.

For the year ended October 31, 2014, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$1	$–	$–	$–	$3	$68
Emerging Markets Debt Fund	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–
Global Fixed Income Fund	1	–	–	–	10	1
High Yield Fund	–	–	–	–	–	–
Tax-Free Income Fund	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2015, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$130,155,927	$85,163,548
Emerging Markets Debt Fund	8,889,914	7,786,050
Emerging Markets Debt Local Currency Fund	7,944,808	19,227,447
Global Fixed Income Fund	13,855,760	14,427,530
High Yield Fund	2,481,519	3,504,028
Tax-Free Income Fund	3,895,905	6,105,300
Ultra-Short Duration Bond Fund	3,894,629	2,435,531

6. Portfolio Investment Risks

a.	Active Trading Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Asset-Backed Securities

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

c.	Call and Redemption Risk

Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

d.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

e.	Corporate Bonds

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.

f.	Country/Regional Focus Risk

Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

g.	Derivatives Risk (including Options, Futures, and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

h.	Emerging Markets Risk

A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

i.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China and Hong Kong subjects a Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

j.	Foreign Government Securities Risk

Debt securities issued by foreign governments are often supported by the full faith and credit of the foreign governments. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The issuer of foreign government securities may be unwilling or unable to pay interest or repay principal when due. A government entity’s

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

willingness or ability to repay principal and interest due in a timely manner may be affected by a number of political, economic, financial and other factors. A Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

k.	High-Yield Bonds and Other Lower-Rated Securities

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

l.	Illiquid Securities

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

m.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

n.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

o.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

p.	Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

q.	Non-Diversified Fund Risk

Because Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund and Aberdeen Emerging Markets Debt Local Currency Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

r.	Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

s.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

t.	Securities Selection Risk

The investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

u.	Valuation Risk

The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Fund	$251,601,423	$4,444,376	$(7,515,051)	$(3,070,675)
Emerging Markets Debt Fund	31,642,979	620,956	(1,827,679)	(1,206,723)
Emerging Markets Debt Local Currency Fund	18,178,790	199,298	(2,707,579)	(2,508,281)
Global Fixed Income Fund	19,291,865	267,873	(1,031,127)	(763,254)
High Yield Fund	8,253,492	144,677	(660,260)	(515,583)
Tax-Free Income Fund	88,200,170	8,074,358	(310,829)	7,763,529
Ultra-Short Duration Bond Fund	8,580,591	22,345	(2,777)	19,568

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$3,629,669	$7,276,146	$10,905,815	$–	$–	$10,905,815
Emerging Markets Debt Fund	719,763	–	719,763	–	–	719,763
Emerging Markets Debt Local Currency Fund	622,559	–	622,559	–	–	622,559
Global Fixed Income Fund	581,242	–	581,242	–	–	581,242
High Yield Fund	1,303,213	194,979	1,498,192	–	–	1,498,192
Tax-Free Income Fund	48,781	1,477,743	1,526,524	3,346,952	–	4,873,476
Ultra-Short Duration Bond Fund	85,235	21,532	106,767	–	–	106,767

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Notes to Financial Statements (continued)

April 30, 2015 (Unaudited)

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Fund	$–	$2,305,516	$–	$2,305,516	$–	$–	$(1,411,053)	$(2,395,856)	$(5,639,910)	$(7,141,303)
Emerging Markets Debt Fund	–	338,817	–	338,817	–	–	(3,507)	(156,680)	(368,552)	(189,922)
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	(492,454)	(1,494,503)	(4,080,380)	(6,067,337)
Global Fixed Income Fund	–	199,462	–	199,462	–	–	(84,785)	(193,901)	(620,168)	(699,392)
High Yield Fund	–	17,017	–	17,017	–	–	–	(105,408)	(457,475)	(545,866)
Tax-Free Income Fund	–	91,541	231,719	323,260	–	–	(45,944)	–	8,669,858	8,947,174
Ultra-Short Duration Bond Fund	–	1,556	–	1,556	–	–	(906)	(3,462)	23,844	21,032

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2014, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

Fund	Amount	Expires
Asia Bond Fund	$1,091,715	Unlimited (Short-Term)
Asia Bond Fund	$1,304,141	Unlimited (Long-Term)
Emerging Markets Debt Fund	33,477	Unlimited (Short-Term)
Emerging Markets Debt Fund	123,203	Unlimited (Long-Term)
Emerging Markets Debt Local Currency Fund	830,187	Unlimited (Short-Term)
Emerging Markets Debt Local Currency Fund	664,316	Unlimited (Long-Term)
Global Fixed Income Fund	193,901	2015 (Short-Term)
High Yield Fund	94,223	Unlimited (Short-Term)
High Yield Fund	11,185	Unlimited (Long-Term)
Ultra-Short Duration Bond Fund	100	Unlimited (Short-Term)
Ultra-Short Duration Bond Fund	3,362	Unlimited (Long-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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Notes to Financial Statements (concluded)

April 30, 2015 (Unaudited)

9. Significant Shareholders

As of April 30, 2015, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	77.0%	3
Emerging Markets Debt Fund	98.0	3
Emerging Markets Debt Local Currency Fund	91.1	3
Global Fixed Income Fund	51.9	3
High Yield Fund	87.0	2
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	91.9	1

Amounts listed as “–” are $0 or round to $0.

10. Line of Credit

Effective August 15, 2014, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a 364 day credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $400,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the period, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the period.

	Average Outstanding Daily Balance	Average Weighted Interest Rate
Emerging Markets Debt Local Currency Fund	$1,184,129	1.38%

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2015.

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Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2014 and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

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Shareholder Expense Examples (Concluded) (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2014	Actual Ending Account Value, April 30, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*1	Annualized Expense Ratio**
Aberdeen Asia Bond Fund	Class A	$1,000.00	$1,005.10	$1,020.08	$4.72	$4.76	0.95%
	Class C	$1,000.00	$1,001.20	$1,016.36	$8.44	$8.50	1.70%
	Class R	$1,000.00	$1,003.80	$1,018.84	$5.96	$6.01	1.20%
	Institutional Service Class	$1,000.00	$1,005.70	$1,020.13	$4.67	$4.71	0.94%
	Institutional Class	$1,000.00	$1,005.90	$1,021.32	$3.48	$3.51	0.70%
Aberdeen Emerging Markets Debt Fund	Class A	$1,000.00	$988.70	$1,019.09	$5.67	$5.76	1.15%
	Class C	$1,000.00	$984.70	$1,015.37	$9.35	$9.49	1.90%
	Class R	$1,000.00	$987.40	$1,017.85	$6.90	$7.00	1.40%
	Institutional Service Class	$1,000.00	$990.00	$1,020.33	$4.44	$4.51	0.90%
	Institutional Class	$1,000.00	$989.00	$1,020.33	$4.44	$4.51	0.90%
Aberdeen Emerging Markets Debt Local Currency Fund	Class A	$1,000.00	$919.80	$1,018.35	$6.19	$6.51	1.30%
	Class C	$1,000.00	$917.70	$1,015.32	$9.08	$9.54	1.91%
	Class R	$1,000.00	$918.10	$1,016.56	$7.89	$8.30	1.66%
	Institutional Service Class	$1,000.00	$922.30	$1,020.28	$4.34	$4.56	0.91%
	Institutional Class	$1,000.00	$921.10	$1,020.28	$4.33	$4.56	0.91%
Aberdeen Global Fixed Income Fund	Class A	$1,000.00	$966.60	$1,019.29	$5.41	$5.56	1.11%
	Class C	$1,000.00	$962.40	$1,015.62	$9.00	$9.25	1.85%
	Institutional Service Class	$1,000.00	$966.70	$1,019.64	$5.07	$5.21	1.04%
	Institutional Class	$1,000.00	$967.10	$1,020.58	$4.15	$4.26	0.85%
Aberdeen High Yield Fund	Class A	$1,000.00	$985.30	$1,019.29	$5.46	$5.56	1.11%
	Class C	$1,000.00	$981.80	$1,015.87	$8.84	$9.00	1.80%
	Class R	$1,000.00	$984.10	$1,018.35	$6.40	$6.51	1.30%
	Institutional Service Class	$1,000.00	$985.60	$1,020.83	$3.94	$4.01	0.80%
	Institutional Class	$1,000.00	$985.60	$1,020.83	$3.94	$4.01	0.80%
Aberdeen Tax-Free Income Fund	Class A	$1,000.00	$1,006.70	$1,020.43	$4.38	$4.41	0.88%
	Class C	$1,000.00	$1,003.00	$1,016.76	$8.05	$8.10	1.62%
	Class R	$1,000.00	$1,004.50	$1,019.24	$5.57	$5.61	1.12%
	Institutional Service Class	$1,000.00	$1,007.00	$1,021.72	$3.09	$3.11	0.62%
	Institutional Class	$1,000.00	$1,006.90	$1,021.72	$3.09	$3.11	0.62%
Aberdeen Ultra-Short Duration Bond Fund	Class A	$1,000.00	$1,000.50	$1,021.77	$3.03	$3.06	0.61%
	Institutional Service Class	$1,000.00	$1,002.70	$1,022.96	$1.84	$1.86	0.37%
	Institutional Class	$1,000.00	$1,001.70	$1,022.96	$1.84	$1.86	0.37%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

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FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account balances

●    Transaction history and assets

●    Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

●    Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

●    Open an account or give us your contact information

●    Provide account information or make wire transfers

●    Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Aberdeen Funds don’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates.

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-SAR

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of Aberdeen Funds

Date: July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of Aberdeen Funds

Date: July 2, 2015

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of Aberdeen Funds

Date: July 2, 2015